Platinum Research Organization, Inc.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 1, 2007

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF STOCKHOLDERS OF PLATINUM RESEARCH ORGANIZATION, INC., A NEVADA CORPORATION (THE "COMPANY"), WILL BE HELD ON THURSDAY, MARCH 1, 2007, at 2:00 P.M., LOCAL TIME, AT SUITE 618, 688 WEST HASTINGS STREET, VANCOUVER, BC V6B 1P1, FOR THE FOLLOWING PURPOSES:

1.	to approve the Contribution Agreement between the Company and Platinum Research Organization L.P, Lubrication Partners, Platinum IP Management, Inc., each person holding a limited partnership interest in Platinum Research Organization L.P., John T. ("Cork") Jaeger and Steve Drayton on behalf of certain investors;

2.	to approve the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a merger of the Company with and into a newly formed Delaware corporation that is currently a wholly owned subsidiary of the Company;

3.	to adopt a new Certificate of Incorporation and new Bylaws under the laws of the State of Delaware;
4.	to adopt the Platinum Research Organization, Inc. Stock Incentive Plan;
5.	to appoint seven new directors to the Company's Board of Directors; and
6.	to transact such other business as may properly come before the special meeting, and any adjournment or postponement.

The Board of Directors has fixed the close of business on January 8, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof. Only holders of record of the Company's common stock at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting.

Your attention is directed to the accompanying proxy statement for further information regarding each proposal being made.

All stockholders of the Company are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE CONTRIBUTION AGREEMENT AND THE REINCORPORATION MERGER AND ALSO RECOMMENDS THAT YOU VOTE "FOR" THE OTHER SPECIAL MEETING PROPOSALS, ALL OF WHICH ARE DESCRIBED IN DETAIL IN THE ACCOMPANYING PROXY STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS

__________________________________________
CECELIA PINEDA
President, Secretary, Treasurer and Director

Vancouver, British Columbia
Approximate date of mailing: February 19, 2007

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Platinum Research Organization, Inc.
Suite 421 - 1917 West 4th Avenue
Vancouver BC, Canada V6J 1M7

PROXY STATEMENT FOR STOCKHOLDERS

The Board of Directors of Platinum Research Organization, Inc., a Nevada corporation (the "Company"), is furnishing this PROXY STATEMENT (this "Proxy Statement") to its stockholders in connection with a special meeting (the "Special Meeting") of the stockholders of the Company to be on Thursday, March 1, 2007 at 2:00 P.M., local time, at Suite 618, 688 West Hastings Street, Vancouver, BC V6B 1P1, in accordance with subdivision 78.310 of the Nevada Revised Statutes. The following actions are being proposed:

1.	to approve the Contribution Agreement between the Company and
Platinum Research Organization L.P, Lubrication Partners, Platinum IP Management, Inc., each person holding a limited partnership interest in Platinum Research Organization L.P., Cork Jaeger and Steve Drayton on behalf of certain investors;
2.	to approve the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a merger of the Company with and into a newly formed Delaware corporation that is currently a wholly owned subsidiary of the Company;

3.	to adopt a new Certificate of Incorporation and new Bylaws under the laws of the State of Delaware;
4.	to adopt the Platinum Research Organization, Inc. Stock Incentive Plan;
5.	to appoint seven new directors to the Company's Board of Directors; and
6.	to transact such other business as may properly come before the Special Meeting, and any adjournment or postponement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE CONTRIBUTION AGREEMENT AND THE REINCORPORATION MERGER AND ALSO RECOMMENDS THAT YOU VOTE "FOR" THE OTHER SPECIAL MEETING PROPOSALS, ALL OF WHICH ARE DESCRIBED IN DETAIL IN THE ACCOMPANYING PROXY STATEMENT.

The Board of Directors has fixed the close of business on January 8, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof. Only holders of record of the Company's common stock at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting. A complete list of stockholders entitled to vote at the Special Meeting will be available for examination by any of the Company's stockholders at Suite 618 - 688 West Hastings Street, Vancouver BC, Canada, for purposes pertaining to the Special Meeting, during normal business hours for a period of 10 days prior to the Special Meeting, and at the time and place of the Special Meeting.

The approval by the Company's stockholders of the contribution agreement and the reincorporation merger with our Delaware subsidiary, including the change to the Company's charter documents following the merger, requires approval by a majority of votes cast on the proposal, provided that the total vote cast represents over 50% in interest of all securities entitled to vote on that proposal. The approval of those matters by the Company's stockholders is a condition for completing the transactions contemplated by the contribution agreement. Approval of the other matters to come before the Special Meeting is not a condition to completing those transactions.

All stockholders of the Company are cordially invited to attend the Special Meeting in person. Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the Special Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in

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 person if you attend the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must follow the instructions on the voting instruction card furnished by the record holder. REMEMBER, YOUR VOTE IS IMPORTANT, SO PLEASE ACT TODAY.

You are respectfully urged to read the Proxy Statement contained in this booklet for further information concerning the proposed transactions contemplated by the contribution agreement, the individuals nominated as directors, the amendments to the Articles of Incorporation and Bylaws of the Company and the use of the proxy.

A copy of the audited financial statements for the fiscal year ended December 31, 2005 and the unaudited financial statements for the period ended September 30, 2006 for the Platinum Research Organization L.P. and the Company accompany this Proxy Statement.

The date of this Proxy Statement is February 6, 2007.

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SUMMARY

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the proposed transaction fully, and for a more complete description of the legal terms of the Contribution Agreement, you should carefully read this entire proxy statement, the annexes attached to this proxy statement and the documents referred to or incorporated by reference in this proxy statement. We have included page references in parentheses to direct you to the appropriate place in this proxy statement for a more complete description of the topics presented in this summary. In this proxy statement, the terms "Company," "we," "us" and "our" refer to Platinum Research Organization, Inc.

The Parties to the Contribution Agreement (page 20)

The main parties to the Contribution Agreement dated October 26, 2006 are the Company and Platinum Research Organization L.P., a limited partnership organized and existing under the laws of Texas ("Platinum LP"), Lubrication Partners, a joint venture ("GP Transferor") and sole stockholder of Platinum IP Management, Inc., a company organized and existing under the laws of Texas and the general partner of Platinum LP ("PRO GP"), each person holding a limited partnership interest in Platinum LP (each, a "Limited Partner") (each Limited Partner and GP Transferor, a "PRO Transferor" and collectively, the "PRO Transferors"), and Cork Jaeger as the representative (the "PRO Transferor Representative") of all PRO Transferors, and Steve Drayton as the representative (the "Investor Representative") of all individuals who are expected to invest in the Company (other than the PRO Transferors) (the "Investors") in a private placement to be completed in conjunction with the agreement (the "Contribution Agreement"). The contact information for each of the parties is as follows:

Platinum Research Organization, Inc. Suite 421 - 1917 West 4th Avenue Vancouver BC, Canada V6J 1M7	Platinum Research Organization L.P. 2828 Routh Street, 5th Floor Dallas, TX 75201
Steve Drayton, Investor Representative c/o EuroHelvetia Co SA World Trade Centre 10 Route De L'Aeroporte, Box 691 1215 Geneva 15, Switzerland	Lubrication Partners 2828 Routh Street, 5th Floor Dallas, TX 75201
Platinum IP Management, Inc. 2828 Routh Street, 5th Floor Dallas, TX 75201	Cork Jaeger, PRO Transfer Representative 2828 Routh Street, 5th Floor Dallas, TX 75201

The Special Meeting

Place, Date and Time (page 11)

The Special Meeting will be held at 618-688 West Hastings Street, Vancouver, British Columbia, Canada, on Thursday, March 1, 2007, beginning at 2:00 p.m., local time.

Purpose (page 14)

You will be asked to consider and vote on the following matters:

1.	to approve the Contribution Agreement between the Company and Platinum LP, GP Transferor, PRO GP, Limited Partners, the PRO Transfer Representative, the Investor Representative and the Investors;
2.	to approve the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a merger of the Company with and into a newly formed Delaware corporation that is currently a wholly owned subsidiary of the Company;

3.	to adopt a new Certificate of Incorporation and new Bylaws under the laws of the State of Delaware;

4.	to adopt the Platinum Research Organization, Inc. Stock Incentive Plan (the "Incentive Plan");
5.	to appoint seven new directors to the Company's Board of Directors; and
6.	to transact such other business as may properly come before the Special Meeting, and any adjournment or postponement.

The persons named in the accompanying proxy card will also have discretionary authority to vote upon other business, if any, that properly comes before the Special Meeting and any adjournments or postponements of the Special Meeting.

Record Date and Quorum (page 12)

You are entitled to vote at the Special Meeting if you owned shares of our common stock at the close of business on January 8, 2007, the record date for the Special Meeting. You will have one vote for each share of the Company's common stock that you owned on the record date. As of the record date, there were 32,500,000 shares of our common stock entitled to be voted.

The holders of a majority of the outstanding shares of our common stock at the close of business on the record date represented in person or by proxy will constitute a quorum for purposes of the Special Meeting.

Required Vote (page 14)

Closing of the Contribution Agreement requires the adoption of the Contribution Agreement and all related matters being considered at the Special Meeting by the affirmative vote of the holders of a majority of the outstanding shares of our common stock at the close of business on the record date for the Special Meeting. A failure to vote your shares of our common stock or an abstention will have the same effect as voting against the adoption of the Contribution Agreement.

Share Ownership of Directors and Executive Officers (page 16)

As of the record date for the Special Meeting, our sole director and executive officer beneficially owned, in the aggregate, 22,500,000 shares of our common stock, or approximately 69.23% of the outstanding shares of our common stock. Our sole director and executive officers has informed us that she intends to vote all of her shares of the Company's common stock "FOR" the adoption of the Contribution Agreement and "FOR" all other matters being considered at the Special Meeting.

Voting and Proxies (page 12)

Any stockholder of record of the Company entitled to vote may submit a proxy by returning a signed proxy card by mail, or may vote in person by appearing at the Special Meeting. If your shares are held in "street name" by your broker, you should instruct your broker on how to vote your shares using the instructions provided by your broker. If you do not provide your broker with instructions, your shares will not be voted and that will have the same effect as voting against the Contribution Agreement.

Revocability of Proxy (page 13)

Any stockholder of the Company of record who executes and returns a proxy card may revoke the proxy at any time before it is voted in any one of the following ways:

  delivering to the transfer agent of the Company, or its attorney for service in British Columbia, at or before the Special Meeting, a written notice of revocation that is dated a later date than the proxy;
  advising the Chairman of the Special Meeting that you are voting in person at the Special Meeting; or
  any other manner provided by law.

 Simply attending the Special Meeting will not constitute revocation of a proxy. If you have instructed your broker to vote your shares, the above-described options for revoking your proxy do not apply and instead you must follow the directions provided by your broker to change your vote.

Recommendation of Our Board of Directors (pages 33, 60, 71, 83, and 86)

After careful consideration, our Board of Directors unanimously approved the Contribution Agreement, the merger into a newly formed Delaware corporation to reincorporate the Company in the State of Delaware, the adoption of a new Certificate of Incorporation and    new Bylaws, the Incentive Plan, the appointment of seven new directors to the Company's Board of Directors and the other transactions contemplated by the Contribution Agreement and unanimously declared that the Contribution Agreement and the other related transactions contemplated by the Contribution Agreement are advisable, fair to and in the best interests of our stockholders. ACCORDINGLY, OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE CONTRIBUTION AGREEMENT, REINCORPORATION, NEW CHARTER DOCUMENTS, INCENTIVE PLAN, AND DIRECTORS NOMINATED.

In reaching its decision, our Board of Directors evaluated a variety of business, financial and market factors and consulted with our accounting, legal and financial advisors. In considering the recommendation of our Board of Directors with respect to the Contribution Agreement, you should be aware that our sole director and executive officer has an interest in the transaction that differ from, or are in addition to, your interests as a stockholder. See "The Special Meeting -Interests of Directors and Officers in the Transaction" on page 14 of this Proxy Statement.

For the factors considered by our Board of Directors in reaching its decision to approve the Contribution Agreement and the transaction, see "CONTRIBUTION AGREEMENT -Reasons for Approval by the Board of Directors" beginning on page 21.

The Contribution Agreement

General Terms of the Contribution Agreement (page 21)

The basic terms of the Contribution Agreement are as follows:

  GP Transferor will contribute to the Company all of the capital stock of PRO GP (the "PRO GP Capital Stock"), free and clear of all liens;
  each Limited Partner will contribute to the Company all of the outstanding limited partner partnership interests of Platinum LP (collectively, the "Partnership Interests") held by such Limited Partner, free and clear of all liens;
  the Investors will contribute to the Company cash in an aggregate amount of $ 4,500,000;
  existing warrant holders will exercise their warrants and acquire 10,000,000 unregistered shares of common stock for $500,000;
  the Company will issue to the PRO Transferors 55,000,000 unregistered shares of common stock of the Company for the PRO GP Capital Stock and Partnership Interests on closing of the Contribution Agreement;
  the Company will issue to the Investors 5,000,000 unregistered shares of Series "A" Preferred Stock on closing of the Contribution Agreement;
  the Company will issue 2,000,000 Common Stock share purchase warrants to Investa Corporation, and 500,000 Common Stock share purchase warrants to Ms. Cecilia Pineda, our sole officer and director;
  the Company will provide Platinum LP with a $1,000,000 bridge loan in accordance with the terms of the Contribution Agreement, subject to Platinum LP fulfilling certain conditions; and
  PRO Transferors will provide the Company with audited year end financial statements and un-audited quarterly financial statement for Platinum LP prepared in accordance with US GAAP by a US SEC qualified auditor for inclusion in the Company's proxy materials.

Conditions to Closing the Contribution Agreement (page 22)

Before we can close the Contribution Agreement, a number of conditions must be satisfied. These include:

  Prior to closing the Contribution Agreement:
  the Company will conduct a stockholder's meeting to obtain stockholder approval;
    Complete the Contribution Agreement and close the Transaction;
    Redomesticate the Company from Nevada to Delaware; and
    Appoint a new slate of directors;
  the Company will have not less than $5,000,000 in cash minus any funds previously advanced to Platinum, LP as a bridge loan by the Company;
  Cork Jaeger will have entered into an consulting agreement with the Company;
  Platinum LP will not have incurred any additional indebtedness senior to the bridge loan made by the Company without consent of the Company;
  Platinum LP will restructure its existing debt with the Seattle City Employees' Retirement System;
  All related party debt owed by Platinum LP will have been cancelled;
  Platinum LP will have renegotiated or terminated its existing contracts with Jeffries & Co. and Newlight Capital LLC;
  the Company, the Investors and Investa Corporation will enter into a registration rights agreement; and
  Lubrication Partners, L.P. and Lubrication Partners, a joint venture will enter into a voting agreement and lock-up agreement;
  all representations and warranties contained in the Contribution Agreement must be true in all material respects as of the closing date.

The Contribution Agreement is also subject to other customary terms and conditions, including regulatory and third party approvals.

Termination of the Contribution Agreement (page 22)

The Contribution Agreement may be terminated at any time prior to the effective time of the merger, whether before or after stockholder approval has been obtained, as follows:

  by mutual written agreement of Platinum LP and the Company;
  on default of one of the parties under the Contribution Agreement;
  if the Transaction does not close on or before February 28, 2006; or
  if any court or governmental authority shall have issued a final, non-appealable order, or taken any other action, permanently prohibiting the transactions contemplated by the Contribution Agreement.

Material United States Federal Income Tax Consequences of the Contribution Agreement (page 30)

For U.S. federal income tax purposes, we expect the Contribution Agreement and Reincorporation Merger to qualify as a tax-free transaction for United States federal income tax purposes. Stockholders are urged to consult their own tax advisors as to the particular tax consequences to them of the Contribution Agreement.

When the Contribution Agreement Is Expected to be Closed (page 8)

We are working to complete the transaction as soon as possible. We anticipate completing the transaction within five days after an affirmative vote at the Special Meeting.

Reincorporation Merger and New Charter Documents (page 59 and 69)

In connection with the Contribution Agreement, the Company has agreed to move its state of domestication from Nevada to Delaware. The reincorporation will be accomplished by the merger (the "Reincorporation Merger") of the Company into a newly formed Delaware subsidiary, Delaware Platinum Research Organization, Inc. ("Delaware Company"). Delaware Company will be the surviving company, and the Certificate of Incorporation, Bylaws and Certificate of Designation of Delaware Company will become the Certificate of Incorporation, Bylaws and Certificate of Designation of the surviving entity. One new share of Delaware Company common stock will be issued in exchange for each outstanding share of our common stock held by our stockholders at the effective time of the Reincorporation Merger. Shares of Delaware Company will be eligible to be quoted on the Over-the-Counter Bulletin Board ("OTCBB") beginning on or about the effective date of the Reincorporation Merger under a new CUSIP number and trading symbol that have not yet been assigned. We will continue to do business under the name of "Platinum Research Organization, Inc."

We will be governed by Delaware Law and by the Certificate of Incorporation and Bylaws of the Delaware Company, which differ in certain respects from our Articles of Incorporation and Bylaws. The Delaware Corporation's Certificate of Incorporation , Bylaws and Certificate of Designation are attached to this Proxy Statement as Exhibit "A", Exhibit "B", and Exhibit "C" respectively.

Incentive Plan (page 71)

In connection with the Contribution Agreement, the Company has adopted the Incentive Plan, subject to the approval of its stockholders. The Incentive Plan provides for a reserve of 34,166,667 shares that could be issued in connection with awards granted under the Incentive Plan.

Election of Seven New Directors (page 83)

On close of the Contribution Agreement and subject to stockholder approval the Company intends to appoint seven new directors to its Board of Directors: Messrs. Thomas G. Plaskett, Cork Jaeger, Allan McArtor, Arnold Burns, Ben du Pont, Mike McMillan, and Ted Brombach. Our current director and officer, Ms. Cecelia Pineda, will resign on close of the Contribution Agreement.

Market Price of Our Stock (page 58)

Our common stock is quoted on the OTCBB under the trading symbol "PLRO". The closing sale price of our common stock on the OTCBB on October 26, 2006, which was the last trading day before we announced the Contribution Agreement, was $0.00. On February 5, 2007, the closing price of our common stock on the OTCBB was $4.31.

Appraisal Rights (page 92 and Exhibit F)

Pursuant to Nevada Law, our stockholders are entitled to appraisal and purchase of their stock by the Company if they dissent from the reincorporation of the Company into Delaware. All other matters being considered at the Special Meeting do not entitle our stockholders to appraisal rights.

QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are being asked to approve the following actions:

1.	to approve the Contribution Agreement;
2.	to approve the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a merger of the Company with and into a newly formed Delaware corporation that is currently a wholly owned subsidiary of the Company;

3.	to adopt a new Certificate of Incorporation and new Bylaws under the laws of the State of Delaware;
4.	to adopt the Incentive Plan;
5.	to appoint seven new directors to the Company's Board of Directors; and
6.	to transact such other business as may properly come before the Special Meeting, and any adjournment or postponement.

Q: How does the Board of Directors recommend I vote?

A: Please see the information included in the Proxy Statement relating to the proposals to be voted on. Our Board of Directors unanimously recommends that you vote "for" the approval of the Contribution Agreement and the reincorporation merger and also recommends that you vote "for" the other Special Meeting proposals listed above.

Q: Why have the Board of Directors and the Majority Stockholder agreed to approve these actions?

A: The Contribution Agreement requires that we obtain stockholder approval as a condition to closing the transaction described in the agreement (the "Transaction"). The Board of Directors believes the change of business direction as a result of this Transaction will ultimately increase stockholder value beyond what we could expect to achieve under our current business model. The reincorporation of the Company from the State of Nevada to the State of Delaware is another requirement of the Contribution Agreement, and we believe being organized as a Delaware company will provide greater flexibility and simplicity in corporate transactions. The Incentive Plan will assist the Company to attract and provide incentives to its directors, officers, future employees and contractors.

Q: When and where will the Special Meeting be held?

A: The Special Meeting will be held at Suite 618 -688 West Hastings Street Vancouver, BC V6B 1P1, on March 1, 2007, at 2:00 p.m., local time.

Q: How do I vote?

A: If you are a common stockholder of record as of the record date, you may vote in person by attending the Special Meeting or, to ensure your shares are represented at the Special Meeting, you may vote by signing and returning the enclosed proxy card in the postage-paid envelope provided.

If you hold shares in the name of a bank or broker, please follow the voting instructions provided to ensure that your shares are represented at your Special Meeting. Please note that most banks and brokers permit their beneficial owners to vote by telephone.

Q: What if I don't vote or abstain? How are broker non-votes counted?

A: Abstentions are included in the determination of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against a proposal. However, abstentions will have no effect on the election of directors.

Q: If my shares are held in street name by my broker, will my broker vote my shares for me?

A: If you hold your shares in a stock brokerage account or if your shares are held by a bank or nominee (that is, in street name), you must provide the record holder (i.e., broker, bank or other nominee) of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank or broker. Please note that you may not vote shares held in street name by returning a proxy card directly to the Company or by voting in person at the Special Meeting unless you provide a "legal proxy," which you must obtain from your bank or broker. Further, brokers who hold shares of common stock on behalf of their customers may not give a proxy to the Company to vote those shares without specific instructions from their customers.

If you do not instruct your broker on how to vote your shares, your broker will vote your shares only if the proposal is a matter on which your broker has discretion to vote (such as the election of directors).

Q: What will happen if you return your proxy card without indicating how to vote?

A: If you return your proxy card without indicating how to vote on any particular proposal, the common stock represented by your proxy will be voted in favor of that proposal.

Q: Can I change my vote even after returning a proxy card?

A: Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of three ways:

   you can send a signed notice of revocation;

   you can grant a new, valid proxy bearing a later date; or

  if you are a holder of record, you can attend the Special Meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given.

If you choose either of the first two methods, you must submit your notice of revocation or your new proxy to the Secretary or Assistant Secretary of the Company no later than the beginning of the Special Meeting. If your shares are held in street name by your broker, you should contact your broker to change your vote.

Q: What do I need to do now?

A: Carefully read and consider the information contained in this Proxy Statement, including its annexes.

In order for your shares to be represented at the Special Meeting:

  you can attend the Special Meeting in person;

  you can vote by telephone by following the instructions included on your proxy card; or
  you can indicate on the enclosed proxy card how you would like to vote and return the proxy card in the accompanying pre-addressed postage paid envelope.

Q. Why are we entering into the Contribution Agreement?

A. We are acquiring 100% of the limited partners' interest in Platinum LP and 100% of the stock of its general partner, PRO GP, in a transaction intended to be tax-free, because we believe that the resulting change of the Company's business to the business that is being conducted by Platinum LP will likely increase our existing stockholder value beyond what could be expected from our current business.

Q. Are we assuming any of Platinum LP's liabilities in connection with the Transaction?

A. Yes. As the Company's part of the Transaction, we will be assuming the liabilities of Platinum LP and PRO GP.

Q. What will the PRO Transferors and Investors receive in the Transaction?

 A. We plan on issuing 55,000,000 shares of our common stock to the PRO Transferors on close of the Transaction, 10,000,000 shares of common stock upon exercise at closing of warrants held by current stockholders of the Company, 5,000,000 shares of Series "A" preferred stock to the Investors, 2,000,000 warrants to Investa Corporation and 500,000 warrants to Ms. Pineda. The preferred stock may be converted into shares of common stock on a five shares of common stock for every one share of preferred stock basis. Each warrant is exercisable for one share of common stock at an exercise price of $0.26 per share. On closing the Transaction, our majority stockholder has agreed to cancel 22,500,000 shares currently held. As a result of the foregoing, the PRO Transferors will own approximately 53.66% of our issued and outstanding shares of common stock, the Investors 26.83% and the new warrant holders 2.44%, on a fully diluted basis, and the current outside stockholders of the Company will hold the remaining shares.

Q. When do you expect the Transaction to close?

A. We are working towards completion of the Transaction as quickly as possible. We expect the Transaction will close within five days after an affirmative vote at the Special Meeting.

Q. Why are you seeking stockholder approval of the Transaction?

A. It is a requirement of the Contribution Agreement and Nevada corporate law that the stockholders approve the completion of the Transaction. It is important to the Company, and the new management of the Company, that the stockholders of the Company understand the Transaction and are behind the Company's new business direction.

Q: What are the basic terms of the Transaction?

A: The basic terms are as follows:

  GP Transferor will contribute to the Company all of the capital stock of PRO GP (the "PRO GP Capital Stock"), free and clear of all liens;
  each Limited Partner will contribute to the Company all of the outstanding limited partner partnership interests of Platinum (collectively, the "Partnership Interests") held by such Limited Partner, free and clear of all Liens;
  the Investors will contribute to the Company cash in an aggregate amount of $4,500,000;
  existing warrant holders will exercise their warrants and acquire 10,000,000 unregistered shares of common stock for $500,000;
  the Company will issue to the PRO Transferors 55,000,000 unregistered shares of common stock of the Company for the PRO GP Capital Stock and Partnership Interests on closing the Contribution Agreement;
  the Company will issue the Investors 5,000,000 shares of Series "A" Preferred Stock on closing of the Contribution Agreement;

  the Company will issue 2,000,000 Common Stock share purchase warrants to Investa Corporation, and 500,000 Common Stock share purchase warrants to Ms. Pineda;
  the Company will provide Platinum with a $1,000,000 bridge loan in accordance with the terms of the Contribution Agreement, subject to Platinum fulfilling certain conditions;
  PRO Transferors will provide the Company with audited year end financial statements and un-audited quarterly financial statement for Platinum LP prepared in accordance with US GAAP by a US SEC qualified auditor for inclusion in the Company's proxy materials; and
  the pre-existing stockholders of the Company will continue to hold their existing shares of stock issued by the Company, but their ownership percentage will be significantly reduced.

More detailed information regarding the Transaction terms can be found under the heading "Summary of Transaction Contemplated by the Contribution Agreement" in this Proxy Statement.

Q: Will I recognize a gain or loss in connection with the Transaction?

A: We expect the Transaction to qualify as tax-free transaction for United States federal income tax purposes. However, each investor should consult with such investor's individual tax advisors regarding the federal income tax consequences of the Translation. See "Contribution Agreement -Certain United States Federal Income Tax Consequences", "Approval of Reincorporation from Nevada to Delaware -Certain United States Federal Income Tax Consequences" and "Certain Federal Income Tax Consequences".

Q: Are there any conditions to the Transaction?

A: Yes. There are several conditions, including the following:

  Prior to closing the Contribution Agreement:
  the Company will conduct a stockholder's meeting to obtain stockholder approval to:
  Complete the Contribution Agreement and close the Transaction;
  Redomesticate the Company from Nevada to Delaware; and
  Appoint a new slate of directors;
  the Company will have not less than $5,000,000 in cash minus any funds previously advanced to Platinum, LP as a bridge loan by the Company;
  Cork Jaeger will have entered into an consulting agreement with the Company;
  Platinum LP will not have incurred any additional indebtedness senior to the bridge loan made by the Company without consent of the Company;
  Platinum LP will restructure its existing debt with the Seattle City Employees' Retirement System;
  All related party debt owed by Platinum LP will have been cancelled;
  Platinum LP will have renegotiated or terminated its existing contracts with Jeffries & Co. and Newlight Capital LLC;
  the Company, the Investors and Investa Corporation will enter into a registration rights agreement; and
  Lubrication Partners, L.P. and Lubrication Partners, a joint venture will enter into a voting agreement and lock-up agreement.
  all representations and warranties contained in the Contribution Agreement must be true in all material respects as of the closing date.

The Contribution Agreement is also subject to other customary terms and conditions, including regulatory and third party approvals.

Q: What business is conducted by Platinum LP?

A: The predecessor of Platinum LP, Platinum Research and Development, L.L.C., was formed in 1996 to design and commercialize patented, high-performance lubricants and coatings. Platinum LP is in the process of developing a slate of innovative, high quality products that it believes will provide equipment and machinery with increased longevity, more productive time on the job and lower maintenance costs -all without a negative impact on the environment. Platinum LP's patented technology in tests conducted enhances the anti-wear capabilities of lubricants and coatings.

Q: Are there risks involved in this new business line?

A: Yes. There are a number of risk factors related to this new line of business such as:

  Platinum LP has a history of operating losses and expects to continue to realize losses over the intermediate term. Platinum LP may not become profitable or be able to sustain profitability;
  if Platinum LP is unable to met projected sales and revenues, Platinum LP will need additional financing to continue operations;
  there is a risk that products developed by competitors will reduce the sales of Platinum LP products, thereby severely impacting Platinum LP's ability to continue to operate;
  potential for product liability claims brought against any of Platinum LP's product candidates in the future;
  our ability to protect Platinum LP's intellectual property rights;
  market acceptance of any products developed;
  Platinum LP's ability establish marketing, sales and distribution capabilities directly or through third party alliances; and
  intense competition, among other risks.

(See "SUMMARY OF TRANSACTIONS CONTEMPLATED BY THE CONTRIBUTION AGREEMENT - Risks Related to the Transaction" and " -Risks Related to Platinum LP")

Q. Why are we reincorporating in Delaware?

A: It is a requirement of the Contribution Agreement. The Company is currently governed by the corporate laws of the state of Nevada. We are proposing a merger with our Delaware subsidiary, Delaware Platinum Research Organization, Inc. (the "Delaware Company") solely to reincorporate under the corporate laws of the state of Delaware. We believe this reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions. Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, thus facilitating corporate governance by our officers and directors.

Q: What are the principal features of the Reincorporation Merger?

A: The reincorporation will be accomplished by merging the Company, a Nevada corporation, with and into Delaware Company. Delaware Company will be the surviving company, and the Certificate of Incorporation, Bylaws and Certificate of Designation of the Delaware Company will become the Certificate of Incorporation, Bylaws and Certificate of Designation of the surviving entity. One new share of Delaware Company common stock will be issued in exchange for each outstanding share of our common stock held by our stockholders at the effective time of the Reincorporation Merger. Shares of Delaware Company will be eligible to be quoted on the Over-the-Counter Bulletin Board beginning on or about the effective date of the Reincorporation Merger under a new CUSIP number and trading symbol that have not yet been assigned. We will continue to do business under the name of "Platinum Research Organization, Inc."

We will be governed by Delaware Law and by the Certificate of Incorporation and Bylaws of the Delaware Company, which differ in certain respects from our Articles of Incorporation and Bylaws. The Delaware Corporation's Certificate of Incorporation, Bylaws and Certificate of Designation are attached to this Proxy Statement as Exhibit "A", Exhibit "B" and Exhibit "C", respectively.

Q: What are the differences between Delaware and Nevada Law?

A: There are some differences between the laws of the State of Nevada and State of Delaware that impact your rights as a stockholder. For information regarding the differences between the corporate laws of the State of Delaware and those of the State of Nevada, please see "Approval of Reincorporation from Nevada to Delaware -Comparison of Rights of Securityholders."

Q: How will the Reincorporation Merger affect my ownership?

A: Your proportionate ownership interest, after giving effect to the Transaction, will not be affected by the Reincorporation Merger.

Q: What do I do with my stock certificates?

A: Delivery of your certificates issued prior to the effective date of the Reincorporation Merger will constitute "good delivery" of shares in transactions subsequent to the effective date of the Transaction. Certificates representing shares of the Delaware Company will be issued with respect to transfers occurring after the Reincorporation Merger. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes. IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF THE DELAWARE COMPANY. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY, A NEVADA CORPORATION, SHOULD NOT BE DESTROYED OR SENT TO US.

Q: Do I have appraisal rights?

A: Yes.  Under Nevada Law, you are entitled to appraisal and purchase of your stock as a result of the reincorporation to Delaware.  See the section entitled "Dissenters' Rights."

Q: Who can I call with questions?

A: Please call Cecelia Pineda, the President of the Company, at: 604-689-4088.

FORWARD-LOOKING INFORMATION

Certain statements included in this Proxy Statement regarding the Company, Platinum LP and PRO Transferors which are not historical facts, are forward-looking statements, including the information provided with respect to the future business operations and anticipated agreements and projects of the Company, Platinum LP and or PRO Transferors. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management; and words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements. Accordingly, actual results may differ materially from those expressed in the forward-looking statements.

THE SPECIAL MEETING

Solicitation of Proxies

The accompanying proxy is solicited by the Board of Directors of the Company, a Nevada corporation, for use at the Special Meeting to be held on Thursday, March 1, 2007, at 2:00 p.m., local time, at the Suite 618, 688 West Hastings Street, Vancouver, British Columbia, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

Solicitation of proxies may be made in person or by mail, telephone or facsimile transmission by directors, officers and regular employees of the Company. The directors, officers and regular employees of the Company will not receive any additional compensation for such activities. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. The cost of this solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed form of proxy are furnished in connection with the proxy solicitation and are first being mailed to stockholders on or about February 19, 2006.

Record Date

The close of business on January 8, 2007, has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive this Proxy Statement.

Outstanding Shares and Voting Rights

On January 8, 2007, the Company had 32,500,000 outstanding shares of common stock with a par value of $0.001 per share. The record holders of those securities outstanding on the Record Date are entitled to notice of and to vote at the Special Meeting. Each share of common stock is entitled to one vote. The outstanding shares of common stock at the close of business on the Record Date were held by 36 stockholders of record.

How You Can Vote

If you were a registered stockholder of the Company on the Record Date (i.e. your shares of Company common stock are held in your name on January 8, 2007), you may vote your shares of Company common stock either by attending the Special Meeting in person or, if you do not plan to attend the Special Meeting, by completing the proxy and following the delivery instructions contained in the form of proxy and this management Proxy Statement.

Appointment of Proxyholder

The person named in the accompanying form of proxy is Cecelia Pineda, President of the Company. You may also appoint some other person (who need not be a stockholder of the Company) to represent you at the Special Meeting either by inserting such other person's name in the blank space provided in the form of proxy or by completing another suitable form of proxy.

Proxy Voting Options

Stockholders may wish to vote by proxy whether or not they are able to attend the Special Meeting in person. Registered stockholders may vote by proxy by submitting a proxy by mail or fax. Registered stockholders electing to submit a proxy by mail must complete, date and sign the form of proxy. It must, then, be returned to the Company's transfer agent of Texas, by fax: 972-612-4122, by mail or by hand at their offices at Signature Stock Transfer Incorporated, 2301 Ohio Drive, Suite 100, Plano, Texas 75093, at anytime, up to and including 2:00 p.m., local time, on February 27, 2007.

Advice to Beneficial Holders of Common Shares

The Proxy set forth in this section is of significant importance to many stockholders of the Company as a substantial number of stockholders do not hold shares in their own name. Stockholders who do not hold their shares in their own name (the "Beneficial Stockholders") should note that only proxies deposited by stockholders whose names appear on the records of the Company as the registered holders of shares of Company common stock can be recognized and acted upon at the Special Meeting. If shares of Company common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of Company common stock will not be registered in the stockholder's name on the records of the Company. Such shares of Company common stock will more likely be registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial Stockholders should ensure that instructions respecting the voting of their shares of Company common stock are communicated to the appropriate person.

Applicable regulatory policies require intermediaries/brokers to seek voting instructions from Beneficial Stockholders in advance of stockholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their shares of Company common stock are voted at the Special Meeting. The form of proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is similar to the form of proxy provided to registered stockholders by the Company.

However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and in Canada. ADP typically applies a special sticker to proxy forms, mails those forms to the Beneficial Stockholders and requests the Beneficial Stockholders to return the proxy forms to ADP. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Special Meeting. A Beneficial Stockholder receiving an ADP proxy cannot use that proxy to vote shares of Company common stock directly at the Special Meeting - the proxy must be returned to ADP well in advance of the Special Meeting in order to have the shares of Company common stock voted.

Although a Beneficial Stockholder may not be recognized directly at the Special Meeting for the purposes of voting shares of Company common stock registered in the name of his broker (or agent of the broker), a Beneficial Stockholder may attend the Special Meeting as proxyholder for the registered stockholder and vote the shares of Company common stock in that capacity. Beneficial Stockholders who wish to attend the Special Meeting and indirectly vote their shares of Company common stock as proxy holder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent), in accordance with the instructions provided by such broker (or agent), well in advance of the Special Meeting.

Alternatively, a Beneficial Stockholder may request, in writing, that his or her broker send to the Beneficial Stockholder a legal proxy which would enable the Beneficial Stockholder to attend the Special Meeting and vote his or her shares of Company common stock.

Revocation of Proxies

You may revoke your proxy by:

  delivering, at any time up to and including the last business day that precedes the day of the Special Meeting or, if the Special Meeting is adjourned, that precedes any reconvening thereof, a written notice of revocation duly executed to Signature Stock Transfer Incorporated, 2301 Ohio Drive, Suite 100, Plano, Texas 75093 (Facsimile: 972-612-4122) or to the offices of the Attorney for Service of the Company in British Columbia, which is located at the offices of Venture Law Corporation, 618 -688 West Hastings Street, Vancouver, British Columbia, V6B 1P1 (Facsimile: 604-659-9178),
  advising the Chairman of the Special Meeting that you are voting in person at the Special Meeting, or any other manner provided by law.

Your revocation of a proxy will not affect a matter on which a vote has already been taken.

Exercise of Discretion

The nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented by the proxy in accordance with your instructions. The proxy grants the nominees the discretion to vote on:

  each matter or group of matters identified in the proxy where you do not specify how you want to vote, except for the election of directors and the appointment of auditors;
  any amendment to or variation of any matter identified in the proxy; and
  any other matter that properly comes before the Special Meeting.

If on a particular matter to be voted on, you do not specify in your proxy the manner in which you want to vote, your shares will be voted for the approval of such matter.

As of the date of this Proxy Statement, management of the Company knows of no amendment, variation or other matter that may come before the Special Meeting, but if any amendment, variation or other matter properly comes before the Special Meeting, each nominee intends to vote thereon, in accordance with the nominee's best judgment.

Stockholder Proposals for the 2007 Proxy Statement

Any stockholder satisfying the SEC requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2007 Annual Meeting of Stockholders should submit the proposal, along with proof of ownership of the Company stock in accordance with SEC Rule 14a-8(b)(2) promulgated under the Securities Exchange Act of 1934, in writing to the Company 's principal executive offices, in care of the Office of the Corporate Secretary, Platinum Research Organization, Inc., Suite 421 - 1917 West 4th Avenue Vancouver BC, Canada V6J 1M7. Alternatively, it may be faxed to: 604-689-4087 attention: Cecelia Pineda, President. Failure to deliver a proposal by one of these means may result in it not being deemed timely received. The proposal must be received by February 28, 2007 for the Company to consider it for inclusion in the Proxy Statement for the 2007 Annual Meeting of Stockholders. Stockholders who wish to present other business for the 2007 Annual Meeting of Stockholders must notify the Corporate Secretary in writing of their intent. This notification must be received by the Company between March 1, 2007 and March 15, 2007. This requirement does not apply to the deadline for submitting stockholder proposals for inclusion in the Proxy Statement (see paragraph immediately above), nor does it apply to questions a stockholder may want to ask at the Special Meeting.

Delivery of Documents to Stockholders Sharing an Address

Only one copy of this Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will deliver a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the Proxy Statement was delivered. The Company can be notified in this regard at the address and phone number below. Security holders sharing an address may request delivery of a single copy of annual reports and proxy statements by notifying the Company by telephone at: 604-689-4088 or in writing at:

Platinum Research Organization, Inc.
Suite 421 - 1917 West 4th Avenue
Vancouver BC, Canada V6J 1M7

Expenses of Proxy Statement

The expenses of mailing this Proxy Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy Statement to the beneficial owners of the common stock, held of record by such persons, and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

Matters Subject to Vote at the Special Meeting

Approval of Contribution Agreement. It is a condition to the completion of the Contribution Agreement dated October 26, 2006 between the Company and Platinum LP, PRO Transferors, the PRO Transferor Representative, and the Investor Representative that the stockholders of the Company shall have approved the Transaction. On closing of the Contribution Agreement, we have agreed to issue 55,000,000 restricted shares of our common stock to PRO Transferors as full consideration for all of the capital stock of Platinum LP held by PRO GP and all the outstanding limited partner partnership interests of Platinum LP held by each Limited Partner. We will also issue 5,000,000 shares of Series "A" Preferred Stock to the Investors who will contribute to the Company an aggregate minimum cash amount of $4,500,000, 10,000,000 shares of common stock to certain existing stockholders of the Company who hold warrants in consideration for an aggregate exercise price of $500,000, 2,000,000 warrants to Investa Corporation and 500,000 warrants to Ms. Pineda, in each case with an exercise price of $0.26 per share for a three year period from date of closing. On closing of the Contribution Agreement, the PRO Transferors, the Investors and the exercising warrant holders will control in excess of 90% of the outstanding common stock of the Company on a fully diluted basis after giving effect the 22,500,000 shares of common stock held by Ms. Pineda being reacquired by the Company.

Approval of the Contribution Agreement requires the affirmative consent of at least a majority of the outstanding shares of common stock of the Company. Cecelia Pineda, a majority stockholder holding a total of 22,500,000 shares of common stock (69.23%) of the Company has indicated she intends to vote her majority share position in favor of this action.

Approval of Reincorporation of Company to Delaware. Approval of the reincorporation of the Company from the State of Nevada to the State of Delaware is a requirement of the Contribution Agreement. We also believe it is in the best interest of the Company and its stockholders moving forward.

Approval of the reincorporation from Nevada into Delaware requires the affirmative consent of at least a majority of the outstanding shares of common stock of the Company. Cecelia Pineda, a majority stockholder holding a total of 22,500,000 shares of common stock (69.23%) of the Company has indicated she intends to votes her majority share position in favor of this action.

Approval of the Adoption of a New Certificate of Incorporation and Bylaws. Approval by the Reincorporation proposal requires an approval of the Delaware Platinum Research Organization, Inc.'s Certificate of Incorporation and Bylaws. These new charter documents will allow the Company to take full advantage of various differences between the corporate statutes in Delaware versus Nevada.

Approval of the adoption of a new Certificate of Incorporation and Bylaws requires the affirmative consent of at least a majority of the outstanding shares of common stock of the Company. Cecelia Pineda, a majority stockholder holding a total of 22,500,000 shares of common stock (69.23%) of the Company has indicated she intends to votes her majority share position in favor of this action.

Approval of Stock Incentive Plan. In January 2007, the Board approved a new incentive plan known as the Platinum Research Organization, Inc. Stock Incentive Plan, subject to stockholder approval. The Incentive Plan, if approved by the stockholders, will authorize the Board of Directors to grant up to an aggregate of approximately 34.2 million stock options to the directors, officers, employees and consultant's of the Company. The purpose of the Incentive Plan is to attract and provide long-term incentives to those individuals who are key to making the Company a success. An aggregate of up to approximately 24.8 million shares subject to options under the Incentive Plan will be allocated to former employees, directors officers and consultants of Platinum LP, who will receive those options in exchange for existing equity options granted to them by Platinum LP.

Approval of the Incentive Plan requires the affirmative consent of at least a majority of the outstanding shares of common stock of the Company. Cecelia Pineda, a majority stockholder holding a total of 22,500,000 shares of common stock (69.23%) of the Company has indicated she intends to votes her majority share position in favor of this action.

Appointment of New Directors. The stockholders will be asked to elect each of the following director nominees, Tom Plaskett, Allan McArtor, Arnold Burns, Ted Brombach, Mike McMillan, Cork Jaeger, and Ben du Pont to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

The election of the new directors requires the affirmative consent of at least a majority of the outstanding shares of common stock of the Company. Cecelia Pineda, a majority stockholder holding a total of 22,500,000 shares of common stock (69.23%) of the Company has indicated she intends to votes her majority share position in favor of this action.

Interests of Directors and Officers in the Transaction

In considering the recommendation of the Board of Directors with respect to the Transaction, stockholders should be aware that certain executive officers and directors of the Company and Platinum LP have interests in the transactions contemplated by the contribution agreement that may be different from, or in addition to, the interests of stockholders generally. The Board of Directors was aware of these interests and considered them, among other matters, in making their recommendations. See "Contribution Agreement -Summary of the Contribution Agreement," " -Consideration," and " -Related Transactions;" "Platinum Research Organization, Inc. Stock Incentive Plan -Incentive Plan Benefits;" and "Election of Directors -Indemnification."

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Platinum Research Organization, Inc.

The following table sets forth information concerning the ownership of common stock with respect to stockholders who were known to the Company to be beneficial owners of more than 5% of the common stock and the officers, directors and management of the Company individually and as a group as of the Record Date and immediately after the Transaction. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock as of January 8, 2007.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)
	Record Date	After Transaction	Record Date	After Transaction
Cecelia Pineda Suite 421 - 1917 West 4th Avenue Vancouver BC, Canada V6J 1M7	22,500,000	0	52.94%	0%
Tom Plaskett 2828 Routh Street, Suite 500 Dallas, TX 75201	0	0	0%	0%
Allan McArtor 2828 Routh Street, Suite 500 Dallas, TX 75201	0	0	0%	0%
Arnold Burns 2828 Routh Street, Suite 500 Dallas, TX 75201	0	0	0%	0%
Ted Brombach 2828 Routh Street, Suite 500 Dallas, TX 75201	0	0	0%	0%
Mike McMillan 2828 Routh Street, Suite 500 Dallas, TX 75201	0	0	0%	0%
John T. (Cork) Jaeger(2) 2828 Routh Street, Suite 500 Dallas, TX 75201	0	0	0%	0%
Ben du Pont 2828 Routh Street, Suite 500 Dallas, TX 75201	0	0	0%	0%
Lubrication Partners, Joint Venture(3) 2828 Routh Street, Suite 500 Dallas, TX 75201	0	13,255,000	0%	12.93%
Lubrication Partners, L.P. (4) 2828 Routh Street, Suite 500 Dallas, TX 75201	0	55,000,000	0%	53.66%
EFO GenPar, Inc. (3)(4) 2828 Routh Street, Suite 500 Dallas, TX 75201	0	55,000,000	0%	53.66%
Directors and Executive Officers as a Group	22,500,000	0	52.94%	0%

Notes:
(1)	Record Date percentages are based on 42,500,000 shares of common stock issued and outstanding on a fully diluted basis as of January 8, 2007. After Transaction percentages are based on 102,500,000 shares of common stock projected to be issued and outstanding immediately after the Transaction on a fully diluted basis. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Mr. Jaeger may be deemed to beneficially own up to 12,732,919 shares upon the exercise of certain stock options, which are held by The Fairmount Company ("Fairmount"). None of those options will be vested within the 60 day period from the date of this proxy statement, and the first vesting period will be the anniversary of the closing of the Transaction. See "The Special Meeting -Interests of Directors and Officers in the Transaction" beginning on page 15 of this proxy statement. Mr. Jaeger is the President of Fairmount and controls the voting and disposition of the shares that are held by that stockholder. Mr. Jaeger disclaims any beneficial ownership of the shares held by Fairmount (except to the extent of his pecuniary interest in Fairmount).

(3)	Lubrication Partners is a joint venture that is controlled by Lubrication Partners, L.P., its managing venturer.

(4)	Includes 41,745,000 shares of common stock of which Lubrication Partners, L.P. is the direct beneficial owner and 13,255,000 shares over which it may have shared voting and dispositive power as the managing venturer of the Lubrication Partners joint venture. EFO GenPar, Inc. is the general partner of Lubrication Partners, L.P. Kathryn Esping Woods, William P. Esping, Julie E. Blanton and Jennifer E. Kirtland are the co-trustees of Esping Family Marital Deduction Trust No. 2, which is the sole shareholder of EFO GenPar, Inc. Approval of at least three of the four co-trustees is required to approve any action by the trust, and those individuals share all investment and voting power with respect to the securities held by this stockholder. Each of those co-trustees, EFO GenPar, Inc. and Lubrication Partners, L.P. share all investment and voting power with respect to the securities held by this stockholder, and each of those persons disclaims any beneficial ownership of the shares (except to the extent of the direct and indirect pecuniary interests of such person in those shares).

(5)	Includes six individuals. Each of the officers and nominees for director of the Company (other than Mr. Jaeger, whose indirect option interests are described in footnote (2) above) will receive, directly or indirectly, options to purchase shares of common stock upon closing of the Transaction. None of those options will be vested within the 60 day period from the date of this proxy statement, and the first vesting period will be the anniversary of the closing of the Transaction. See "The Special Meeting -Interests of Directors and Officers in the Transaction" on page 15 of this proxy statement.

Platinum Research Organization L.P.

The following table sets forth information concerning the ownership of partnership interests of Platinum LP as of January 8, 2007, with respect to partners who were known to the Board of Directors of the general partner of Platinum LP to be beneficial owners of more than 5% of the partnership interests outstanding and the executive officers and directors of Platinum LP individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares and holds the shares directly.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Lubrication Partners Joint Venture (2) 2828 Routh Street, Suite 500 Dallas, TX 75201	23.1% Partnership Interest	23.1%
Lubrication Partners, L.P. (3) 2828 Routh Street, Suite 500 Dallas, TX 75201	75.9% Partnership Interest	75.9%
EFO GenPar, Inc. (2)(3) 2828 Routh Street, Suite 500 Dallas, TX 75201	99.0% Partnership Interest	99.0%

Notes:
(1)	Record Date percentages are based on limited partnership interests issued and outstanding as of January 8, 2007. Except as otherwise indicated, we believe that the beneficial owners of the limited partnership interests listed above, based on information furnished by such owners, have sole investment and voting power with respect to such interests, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Limited partnership interest subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Lubrication Partners is a joint venture that is controlled by Lubrication Partners, L.P., its managing venturer.

(3)	Includes 75.9% partnership interest of which Lubrication Partners, L.P. is the direct beneficial owner and a 23.1% partnership interest over which it may have shared voting and dispositive power as the managing venturer of the Lubrication Partners joint venture. EFO GenPar, Inc. is the general partner of Lubrication Partners, L.P. Kathryn Esping Woods, William P. Esping, Julie E. Blanton and Jennifer E. Kirtland are the co-trustees of Esping Family Marital Deduction Trust No. 2, which is the sole shareholder of EFO GenPar, Inc. Approval of at least three of the four co-trustees is required to approve any action by the trust, and those individuals share all investment and voting power with respect to the securities held by this stockholder. Each of those co-trustees, EFO GenPar, Inc. and Lubrication Partners, L.P. share all investment and voting power with respect to the securities held by this stockholder, and each of those persons disclaims any beneficial ownership of the shares (except to the extent of the direct and indirect pecuniary interests of such person in those shares).

SHARE CAPITALIZATION OF THE COMPANY

Material Terms of the Common Stock

As of the Record Date, there were 32,500,000 shares of common stock issued and outstanding held by thirty-six (36) registered stockholders.

The holders of shares of common stock are entitled to one vote for each share held of record on each matter submitted to stockholders. Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of the Company legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of the Company and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of the Company, holders of shares of common stock are entitled to receive their proportionate share of the assets of the Company available for distribution to stockholders after satisfaction of all Company liabilities and obligations.

The foregoing summary of the material terms of the common stock of the Company does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Certificate of Incorporation of the Company as amended attached hereto as Exhibit "A".

Material Terms of Preferred Stock.

As of the record date there were no preferred shares issued and outstanding. The Board of Directors have the option to issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors. By way of illustration, preferred shares may have special rights and preferences which may include special voting rights (or denial of voting rights), special rights with respect to payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the Board may determine. These rights and preferences will be determined by the Board of Directors at the time of issuance.

As part of the Contribution Agreement the Board of Directors have authorized the creation of Series "A" Preferred Stock to be issued at closing. The Series "A" Preferred Stock are subject to the terms and conditions of the Certificate of Designation, which terms and conditions include, without limitation, a 10% accrued dividend which will be reduced to a 5% dividend on the Company entering into a commercial agreement(s) which will increase the Company's aggregate revenues to $40 million over the life of such commercial agreement(s) and to a 2% dividend on the Company recording net revenues of $1 million per quarter. The Series "A" Preferred Stock may be converted into shares of Common Stock of the Company on a five (5) shares of Common Stock for every one share of Series "A" Preferred Stock basis at anytime by the holder or by the Company under certain conditions. The holders of Series "A" Preferred Stock are entitled to voting rights on an as-converted basis. The Series "A" Preferred Stock are subject to mandatory redemption five years from the date of closing the Contribution Agreement. The Series "A" Preferred Stock are also subject to mandatory conversion on the last day of any period of twenty (20) consecutive trading days ending on or after the underlying shares of common stock are registered with the Securities and Exchange Commission in which the volume weighted average of the daily market price of the Company's common stock equals or exceeds two hundred percent (200%) of the conversion price of the Series "A" Preferred Stock, as adjusted.

The foregoing summary of the material terms of the preferred stock of the Company does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Certificate of Incorporation of the Company and the related certificate of designation of the Series "A" Preferred Stock as amended attached hereto as Exhibits "A" and Exhibit "C" respectively.

Stock Options

As of January 8, 2007, the Company had no stock options outstanding or exercisable to acquire shares of common stock of the Company.

Warrants

As of January 8, 2007, the Company had warrants outstanding for 10,000,000 shares of common stock of the Company which are exercisable at a price of $0.05 per share. These warrants will be exercised concurrently with the closing of the Transaction.

Dividends

There are no restrictions in the Company's Articles of Incorporation or bylaws that restrict us from declaring dividends. The Nevada Revised Statutes, however, prohibit it from declaring dividends where, after giving effect to the distribution of the dividend:

  the Company would not be able to pay its debts as they become due in the usual course of business; or
  the Company's total assets would be less than the sum of its total liabilities, plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

The Company has never declared nor paid any cash dividends on its capital stock and does not anticipate paying cash dividends in the foreseeable future. The payment by the Company of dividends, if any, in the future, rests within the discretion of its Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and its financial condition, as well as other relevant factors.

CONTRIBUTION AGREEMENT

The Company entered into the Contribution Agreement on October 26, 2006.

The Parties to the Transaction

The main parties to the proposed Contribution Agreement are the Company, Platinum LP, the Investors and the PRO Transferors. PRO Transferors owns 100% of the limited partnership interest of Platinum LP. The contact information for each of the parties is as follows:

Platinum Research Organization, Inc. Suite 421 - 1917 West 4th Avenue Vancouver BC, Canada V6J 1M7	Platinum Research Organization L.P. 2828 Routh Street, 5th Floor Dallas, TX 75201
Steve Drayton, Investor Representative c/o EuroHelvetia Co SA World Trade Centre 10 Route De L'Aeroporte, Box 691 1215 Geneva 15, Switzerland	Lubrication Partners 2828 Routh Street, 5th Floor Dallas, TX 75201
Platinum IP Management, Inc. 2828 Routh Street, 5th Floor Dallas, TX 75201	Cork Jaeger, PRO Transfer Representative 2828 Routh Street, 5th Floor Dallas, TX 75201

Background of the Transaction

Platinum LP is a development stage company that has historically relied upon its ability to raise funds from investors to provide working capital for its current operations. During the first quarter of 2006, Cork Jaeger, the CEO of Platinum LP, was investigating certain financing opportunities that would allow Platinum LP to continue expanding its business. During those discussions with various parties related to the industry, Mr. Jaeger was introduced to representatives of the Company. The companies exchanged information regarding their individual business plans, and during those discussions the parties began to discuss the possible benefits of combining their companies.

The Board of Directors consulted with various parties regarding the benefits of combining the companies and the relative benefits of the Company pursing the Platinum LP business plan as opposed to continuing with the Company's then current business model. At the same time, representatives of PRO GP discussed the positives and negatives of becoming a public company and the steps necessary to move the Transaction forward.

The Board of Directors ultimately concluded that the combined entity would provide a greater opportunity for financial success than continuing with the Company's current business plan and would be in the best interests of the stockholders of the Company. On October 26, 2006, the Company's Board of Directors held a meeting at which it approved the general terms by which the two businesses would be combined.

On April 10, 2006, the Company presented Platinum LP with a letter of intent that reflected a combination of the two companies, which would be closed at the same time as private placement of preferred stock of the Company, with the result that the partners of Platinum LP would receive approximately 53.66% of the outstanding equity of the combined entity, the investors would receive 26.83% of the combined entity, and the current stockholders of the Company would hold the remaining 19.51% of the outstanding stock, on a fully diluted basis, including 2.44% that could be purchased collectively by Investa and Ms. Pineda under new common stock purchase warrants issued to them at the closing. On April 24, 2006, the parties entered into a term sheet setting forth basic business terms of the proposed Transaction.

The parties continued to negotiate the terms of the Transaction for the next several months, and in June 2006, the parties decided to move forward and instructed their respective legal counsel to draft the necessary documents to formalize the final agreements amongst the various parties involved in the Transaction. On October 26, 2006, the parties entered into the Contribution Agreement and began working on the related documents for the Transaction. The Company filed a current report on Form 8-K disclosing the Transaction on November 3, 2006.

Reasons for Approval by the Board of Directors

The Board of Directors has given careful consideration to the Contribution Agreement, the existing business operations of the Company and that of Platinum LP. The Board has also examined the future business potential of the Platinum LP assets, the current book value of the Company, the interest of stockholders of the Company and the risks of the Contribution Agreement to its existing stockholders. Based on the foregoing considerations, the Board of Directors believes that the Contribution Agreement is fair and in the best interests of the Company.

The Board of Directors believes that the Company will benefit from the acquisition of Platinum LP, with an immediate impact being the significant new line of operations, assets, and stockholders' equity, as well as giving the Company the ability to expand the operations of Platinum LP based on the exposure that being a public company will bring and potential future funding opportunities available to public companies.

The Board of Directors of the Company has unanimously approved the Contribution Agreement with Platinum LP.

Summary of the Contribution Agreement

The following contains a summary of the material features of the Contribution Agreement signed by the parties. This Summary does not purport to be complete and is subject in all respects to the provisions of the final form of Contribution Agreement filed with the Securities and Exchange Commission on Form 8-K on November 3, 2006. The basic terms of the Contribution Agreement are as follows:

    GP Transferor will contribute to the Company all of the capital stock of PRO GP (the "PRO GP Capital Stock"), free and clear of all liens;
    each Limited Partner will contribute to the Company all of the outstanding limited partner partnership interests of Platinum LP (collectively, the "Partnership Interests") held by such Limited Partner, free and clear of all Liens;
    the Investors will contribute to the Company cash in an aggregate amount of US$ 4,500,000;
    existing warrant holders will exercise their warrants and acquire 10,000,000 unregistered shares of common stock for $500,000;
    the Company will issue to the PRO Transferors 55,000,000 unregistered shares of common stock of the Company for the PRO GP Capital Stock and Partnership Interests on closing of the Contribution Agreement;
    the Company will issue to the Investors 5,000,000 unregistered shares of Series "A" Preferred Stock on closing of the Contribution Agreement;
    the Company will issue 2,500,000 Common Stock share purchase warrants to Investa Corporation, and Investa Corporation has agreed to transfer 500,000 these warrants to Ms. Pineda;
    Ms. Pineda will forfeit the 22,500,000 shares of common stock she owns, which will be added to the Company's treasury stock, in consideration of the 500,000 warrants she will receive;
    the Company will provide Platinum LP with a $1,000,000 bridge loan in accordance with the terms of the Contribution Agreement, subject to Platinum LP fulfilling certain conditions; and
    PRO Transferors will provide the Company with audited year end financial statements and un-audited quarterly financial statement for Platinum LP prepared in accordance with US GAAP by a US SEC qualified auditor for inclusion in the Company's proxy materials.

General. Under the terms of the Contribution Agreement the Company will acquire 100% of the issued and outstanding shares of PRO GP and partnership interests of Platinum LP. The Company will assume all rights and obligations of Platinum LP at the time of closing. The business of Platinum Research Organization L.P. will become the business of the Company on closing the Contribution Agreement and we will sell or abandon our previous business activities. In addition, certain officers, directors, employees and consultants of Platinum LP who hold options to acquire partnership interests in Platinum LP will be issued substitution options to acquire shares of Company common stock under the Company's stock option plan being adopted in connection with this Proxy Statement.

Platinum LP is the developer and owner of several patented processes and technologies relating to a fluorinated thiophosphate and a new technique to react zinc dialkyl dithiophosphate and poly tetra fluroethylene to yield new proprietary compounds which enhances the anti-wear and anti-corrosion capabilities of lubricants and coatings.

Consideration. On closing of the Contribution Agreement, the Company will issue 55,000,000 restricted shares of its common stock to PRO Transferors as full consideration for all of the capital stock of Platinum held by PRO GP and all the outstanding limited partner partnership interests of Platinum LP held by each Limited Partner. The Company will also issue 5,000,000 shares of Series "A" Preferred Stock to the Investors who will contribute to the Company an aggregate minimum cash amount of $4,500,000, and 10,000,000 shares of Common Stock pursuant to warrants held by certain existing stockholders of the Company in consideration for an aggregate exercise price of $500,000. Also, 2,000,000 warrants will be issued to Investa Corporation and 500,000 warrants will be issued to Ms. Pineda, in each case with an exercise price of $0.26 per share for a three year period from date of closing. On closing of the Contribution Agreement, the PRO Transferors, the Investors and exercising warrant holders will control in excess of 90% of the outstanding common stock of the Company on a fully diluted basis after giving effect to the redemption of 22,500,000 shares of common stock held by Ms. Pineda.

Conditions to Closing the Transaction. The obligations of the parties to complete the Transaction, is subject to the following conditions:

  the Company conducting a stockholder's meeting and obtaining stockholder approval to:
    complete the Contribution Agreement;
    redomesticate the Company from Nevada to Delaware; and
    appoint a new slate of directors;
  the Company having not less than $5,000,000 in cash minus any funds previously advanced to Platinum LP as a bridge loan by the Company;
  Cork Jaeger having entered into an consulting agreement with the Company;
  Platinum LP not incurring any additional indebtedness senior to the bridge loan made by the Company without consent of the Company;
  Platinum LP restructuring its existing debt with its senior lender;
  Platinum LP having cancelled all related party debt owed by Platinum LP;
  Platinum LP renegotiating or terminating its existing contracts with Jeffries & Co. and Newlight Capital LLC;
  the Company, the Investors and Investa Corporation having entered into a registration rights agreement; and
  Lubrication Partners, L.P. and GP Transferor having entered into a voting agreement and lock-up agreement.

The Contribution Agreement is also subject to other customary terms and conditions, including regulatory and third party approvals.

Termination of the Contribution Agreement. The Contribution Agreement may be terminated in the following circumstances:

  by mutual written agreement of Platinum LP and the Company;
  on default of one of the parties under the Contribution Agreement;
  if the Transaction does not close on or before February 28, 2006; or
  if any court or governmental authority shall have issued a final, non-appealable order, or taken any other action, permanently prohibiting the transactions contemplated by the Contribution Agreement.

In the event that the Contribution Agreement is mutually terminated by the Company and Platinum LP, the Contribution Agreement will become void and have no effect, other then repayment of the bridge loan in accordance with its terms. Upon such termination, there will be no further obligation on the part of the Company and Platinum LP, their respective officers or directors, or their respective stockholders that are signatories to the Contribution Agreement. Upon termination of the Contribution Agreement for any reason other by mutual agreement, each party to the Contribution Agreement may pursue any and all remedies that such party may have under the Contribution Agreement or by law.

Regulatory Approvals. To the knowledge of the Company no approvals by any governmental authority are required in order to complete the Contribution Agreement.

Related Transactions

Bridge Loan. The Company has entered into a bridge loan agreement (the "Loan Agreement") with Platinum LP, pursuant to which the Company loaned Platinum LP US$ 1,000,000. The Loan Agreement includes a secured promissory note for US$ 1,000,000 (the "Platinum LP Note") and corresponding security interest agreement (the "Security Agreement").

The Platinum LP Note is due and payable six months from the date of issuance. The Platinum LP Note bears regular interest at an annual rate of 10% percent per annum. To secure Platinum LP's obligations under the Loan Agreement, Platinum LP and Platinum Intellectual Property L.P., a Texas limited partnership, of which Platinum LP is the sole limited partner ("PIP LP"), have agreed to grant the Company a security interest in substantially all of their assets, including without limitation their intellectual property, on the terms and conditions of the Security Agreement. The security interest granted under the Security Agreement is junior and subordinated to the security interest Platinum LP and PIP LP have granted to its senior lender. The security interest granted under the Security Agreement will terminate upon payment or satisfaction of all of Platinum LP's obligations under the Loan Agreement.

Convertible Promissory Note. On October 31, 2006, the Company completed the sale and issuance of convertible promissory notes in the principal amount of US$ 500,000 each for an aggregate total of $1,000,000 (the "Notes"). The Notes were issued to two parties: Felix Holdings Limited ("Felix") and Bank Sal. Oppenheim Jr. & Cie ("Oppenheim"). Prior to the execution of the Notes, there was no relationship between the Company and Felix or the Company and Oppenheim. Felix and Oppenheim on conversion of the Notes will form part of the Investors group under the Contribution Agreement.

The Notes are due and payable in full one year from the date of issuance. The Notes bear interest at an annual rate of 10% percent per annum. The principal outstanding under the Promissory Note may be converted into Series "A" Preferred Stock of the Company by the holder at anytime and will automatically be converted into shares of Series "A" Preferred Stock of the Company on the close of the Contribution Agreement, in each case at a conversion price equal to $0.90 per share. The principal amount received under the Notes will be used by the Company to advance a bridge loan to Platinum LP as required under the Contribution Agreement.

The outstanding shares of Series "A" Preferred Stock are subject to the terms and conditions of the Certificate of Designation, which terms and conditions include, without limitation, a 10% accrued dividend which will be reduced to a 5% dividend on the Company entering into a commercial agreement(s) which will increase the Company's aggregate revenues to $40 million over the life of such commercial agreement(s) and to a 2% dividend on the Company recording net revenues of $1 million per quarter. The Series "A" Preferred Stock may be converted into shares of Common Stock of the Company on a five shares of Common Stock for every one share of Series "A" Preferred Stock basis at anytime by the holder or by the Company under certain conditions. The holders of Series "A" Preferred Stock are entitled to voting rights on an as-converted basis. The Series "A" Preferred Stock are subject to mandatory redemption five years from the date of closing the Contribution Agreement. The Series "A" Preferred Stock are also subject to mandatory conversion on the last day of any period of twenty (20) consecutive trading days ending on or after the underlying shares of common stock are registered with the Securities and Exchange Commission in which the volume weighted average of the daily market price of the Company's common stock equals or exceeds two hundred percent (200%) of the conversion price of the Series "A" Preferred Stock, as adjusted.

Under the terms of each individual Note, the holder may declare the Note immediately due and payable upon the occurrence of any of the following events of default:

  the Company's failure to pay the principal or interest when due on the Note;
  the Company's material breach of any of the representations or warranties made in the Note;
  the Company's failure to perform or observe any covenant, term, provision, condition, agreement or obligation of the Note;
  the Company's bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors;
  the Company's inability to pay its debts generally as they mature; or
  the Company making an assignment for the benefit of creditors or commencing proceedings for its dissolution;

in each case, if not cured within the requisite grace period provided or waived by the note holder in writing.

Subscription Agreements. The Company has entered into a subscription agreement with each Investor for Series "A" Preferred Stock. The Company will issue an aggregate of 5,000,000 shares of Series "A" Preferred Stock on closing of the Contribution Agreement to the Investors. All funds received on sale of the Series "A" Preferred Stock, other than the funds received under the Loan Agreement, will be held in trust until closing of the Contribution Agreement.

The Series "A" Preferred Stock is subject to the terms and conditions of the Certificate of Designation, which terms and conditions include, without limitation, a 10% accrued dividend which will be reduced to a 5% dividend on the Company entering into a commercial agreement(s) which will increase the Company's aggregate revenues to $40 million over the life of such commercial agreement(s) and to a 2% dividend on the Company recording net revenues of $1 million per quarter. The Series "A" Preferred Stock may be converted into shares of Common Stock of the Company on a five shares of Common Stock for every one share of Series "A" Preferred Stock basis at anytime by the holder or by the Company under certain conditions. The holders of Series "A" Preferred Stock are entitled to voting rights on an as-converted basis. The Series "A" Preferred Stock are subject to mandatory redemption five years from the date of closing the Contribution Agreement. The Series "A" Preferred Stock are also subject to mandatory conversion on the last day of any period of twenty (20) consecutive trading days ending on or after the underlying shares of common stock are registered with the Securities and Exchange Commission in which the volume weighted average of the daily market price of the Company's common stock equals or exceeds two hundred percent (200%) of the conversion price of the Series "A" Preferred Stock, as adjusted..

Registration Rights Agreement. The Company will enter into a registration rights agreement with the holder of the Investors purchasing Series "A" Preferred Stock concurrently with the closing of the Contribution Agreement. Under the registration rights agreement, the Company has agreed, among other things, to (i) file a registration statement with the Securities and Exchange Commission ("SEC") with respect to the resale of the underlying shares of Common Stock to the Series "A" Preferred Stock within 120 days after the closing date of the purchase and sale of the Series "A" Preferred Stock (the "Closing Date"), and (ii) use all commercially reasonable efforts to have such registration statement declared effective by the SEC within 180 days after the Closing Date or 30 days after the SEC issues a no review letter. The registration rights agreement also provides "piggyback registration rights". If the Company does not comply with these obligations, subject to limitations set forth in the registration rights agreement, the Company will be required to pay penalty warrants to each Investor to purchase additional shares of Common Stock of the Company equal to two percent (2%) of the number of shares of Common Stock registrable under the registration statement, for each 30 day period in default. The registration rights agreement also contains indemnification provisions and other terms customary for agreements of its type.

Warrant Agreement. An aggregate total of 2,500,000 investor warrants will be issued to the Investa Corporation on the Closing Date. Investa Corporation has agreed to transfer 500,000 of such investor warrants to Ms. Cecelia Pineda, our sole officer and director, such that Investa Corporation will own 2,000,000 investor warrants and Ms. Pineda will own 500,000 investor warrants. Each investor warrant is exercisable for one share of Common Stock of the Company at an exercise price of $0.26 per share for a three year period from the Closing Date.

Exercise of Existing Warrants. An aggregate total of 10,000,000 shares of common stock will be issued to existing stockholders of the Company who hold and are exercising warrants as a part of the Transaction contemplated by the Contribution Agreement in consideration for an aggregate exercise price of $500,000.

Voting Agreement. The Company and the PRO Transferors have agreed to enter into a voting agreement on closing of the Contribution Agreement. Under the terms of the voting agreement, the PRO Transferors agree to vote their shares for a specified slate of directors, subject to certain conditions.

Lock-Up Agreement. The Company and the PRO Transferors have agreed to enter into a lock-up agreement on close of the Contribution Agreement. Under the terms of the lock-up agreement, the PRO Transferors agree not sell the shares of Common Stock of the Company to be received by them on close the Contribution Agreement for 365 days from the Closing Date.

Fairmount Consulting Agreement; Cork Jaeger Employment Arrangement; Net Profits Interest. The Company and Cork Jaeger have agreed to enter into an agreement with respect to his employment by the Company on or before closing of the Contribution Agreement. Platinum LP currently has an arrangement with Fairmount that provides for Fairmount to perform certain management and consulting services for Platinum LP. Before closing of the Contribution Agreement, the Company, Fairmount and Mr. Jaeger intend to enter into a consulting agreement that provides for Fairmount to continue acting as a consultant to the Company and Mr. Jaeger to serve as a director and president and chief executive officer of the Company. The execution of this agreement is a condition to closing the Transaction. It is expected that Fairmount and Mr. Jaeger will be paid approximately $11,250 and $6,250 per month, respectively, during the term of the proposed agreement, and each of them are eligible to receive up to 100% of the annual amounts of those payments, if the Company reaches certain financial milestones as established by the Board of Directors for each fiscal year. The agreement will also provide for Fairmount to receive certain stock options granted by the Company under the Incentive Plan, subject to it being approved at the Special Meeting, in substitution of equity options that Fairmount currently holds in Platinum LP. The Company anticipates that half of the substitute options issued to Fairmount will vest in equal increments, on an annual basis, over a three year period from the date of issuance, and the other half of those options issued to Fairmount will vest upon the Company meeting certain performance-based milestones. See "Platinum Research Organization, Inc. Stock Incentive Plan -Incentive Plan Benefits."

Mr. Jaeger also has an indirect interest in Platinum Research Development, LLC ("PRD"), which currently has a net profits interest in Platinum LP. Currently, this net profits interest provides for PRD to receive 10% of the net profits of Platinum LP, after Platinum LP has repaid all capital contributions made by Lubrication Partners, Joint Venture and Lubrication Partners, L.P. in Platinum LP. The partners of Platinum LP have agreed that, upon closing of the Transaction, the terms of the net profits interest will be modified such that PRD's net profits interest will be in any net proceeds realized by Lubrication Partners, Joint Venture and Lubrication Partners, L.P. in the shares of the Company's common stock that are issued to each of them in connection with the Transaction. As a result, the net profits interest will no longer be a direct obligation of Platinum LP or the Company, as the successor of Platinum LP, but will be paid by those stockholders directly to PRD. Mr. Jaeger owns, directly or indirectly through certain entities, a 36% equity interest in Fairmount, which owns approximately 35% of PRD.

A copy of the subscription agreement, registration rights agreement, warrant agreement, voting agreement, and lock-up agreement were filed as exhibits to a Form 8-K/A filed by the Company on November 3, 2006.

Risk Factors

Risks Related to the Transaction

You Will Suffer Immediate and Substantial Dilution of Your Percentage Equity and Voting Interest.

We will issue, on a fully diluted basis, 82,500,000 shares of common stock of the Company pursuant to the Contribution Agreement. We will issue 55,000,000 shares of common stock to PRO Transferors, the holders of partnership interests of Platinum LP. The Company will also issue 5,000,000 shares of preferred stock to the Investors who may convert the preferred stock into an aggregate total of 25,000,000 shares of common stock of the Company, a total of 2,500,000 warrants exercisable for 2,500,000 shares of common stock of the Company, and 10,000,000 shares of common stock to certain existing stockholders who are exercising warrants. On closing of the Contribution Agreement, the PRO Transferors, the Investors and exercising warrant holders will control in excess of 90% of the outstanding common stock of the Company on a fully diluted basis after giving effect to a proposed a proposed cancellation of 22,500,000 shares of common stock held by one of our current stockholders. Accordingly, the Transaction will have the effect of substantially reducing the percentage equity and voting interest held by each of the Company's existing stockholders.

The PRO Transferors will be able to significantly influence us following the close of the Transaction.

The substantial ownership of common stock of the Company by the PRO Transferors after the closing of the Transaction will provide them with the ability to exercise substantial influence in the election of directors and other matters submitted for approval by the Company's stockholders. Following the closing of the Transaction, the ownership of common stock by the PRO Transferors will represent approximately 54% of the issued and outstanding shares of the Company on close of the Transaction. This concentration of ownership of the Company's common stock may make it impossible for other stockholders of the Company to successfully approve or defeat matters which may be submitted for stockholder action. It may also have the effect of delaying, deterring or preventing a change in control of the Company without the consent of the PRO Transferor holders of the Company's stock. In addition, sales of common stock by the PRO Transferors to a third party may result in a change of control of the Company.

Based on current trading prices, the aggregate value of the Company shares to be issued under the Transaction is substantially higher than the aggregate value of the shares on the date the parties signed the Contribution Agreement.

The average closing trading price of the Company's common stock on the OTC Bulletin Board for the ten day period preceeding October 26, 2006, the date on which the Company, Platinum LP and others entered into the Contribution Agreement, was $0.00 per share. The Contribution Agreement fixes the number of shares to be issued by the Company without providing for any adjustment in the number of shares to be issued based upon the trading price of the Company's common stock at the time of the closing of the Transaction. Based upon the closing trading price of the Company's common stock on February 5, 2007 of $4.31 per share, the Company would pay the PRO Transferors $237,050,000 pursuant to the Contribution Agreement. Because the number of the Company shares to be issued under each of the Transaction is fixed, the actual value of the Company shares to be issued will not be known until the closing date.

The trading price of the Company's common stock fluctuates, and the trading price at the time the transaction agreements were entered into may be greater or less than the price at the time the Transaction closes. As a result, it is possible that the Company may issue a large number of shares to the PRO Transferors at a price that is below the trading price at the time of the closing. Regardless of the trading price on the closing date, the issuance of 55,000,000 shares to PRO Transferors will dilute the interests of existing stockholders and could cause the trading price of the Company shares to decline.

Stockholders will not know the amount of total consideration that will be paid in the proposed transactions when they vote on the Transaction.

The number of shares proposed to be issued in the proposed transactions is fixed. The transaction agreements contemplate the issuance, in the aggregate, of 55,000,000 shares of the Company common stock under the Contribution Agreement to the PRO Transferors. The trading price of the Company's common stock could increase or decrease in the period between the vote to approve the issuances and when the transactions actually close. Because the number of shares to be issued is fixed, stockholders will not know the value of the Company shares to be issued at the time of the closing of the transactions when they submit their proxies or vote on the issuances. Stockholders have until the date of the Special Meeting to return their proxy cards and the closing of the transactions will occur as soon as practicable after the Special Meeting.

The price of our common stock at the time of the closing of the transactions may vary from its price at the date of this Proxy Statement and at the date of the Special Meeting. Therefore, in the transactions, the shares that we issue may have a greater value than the value of the same number of shares on the date of this Proxy Statement or the date of the Special Meeting. Variations in the price of our common stock before the completion of the transactions may result from a number of factors that are beyond our control, including actual or anticipated changes in our business, operations or prospects, market assessments of the likelihood that the transactions will be consummated and the time thereof, general market and economic conditions and other factors. In addition, the stock market generally has experienced significant price and volume fluctuations. These markets fluctuations could have a material effect on the market price of our common stock before the transactions are contemplated, and therefore could materially increase the value that we will transfer to PRO Transferors in the Transaction.

The purchase price that we will pay for Platinum LP is higher than the capital value attributed to it by the Limited Partners.

Platinum LP was formed by the Limited Partners and the cost of the business of Platinum LP has been expensed by the Limited Partners since its date of incorporation. As a result, the Limited Partners have only a limited capital value in the financial statements of Platinum LP. Pursuant to the Contribution Agreement, the Company will issue 55,000,000 shares of common stock to PRO Transferors for Platinum LP. Based upon the closing trading price of the Company common stock on February 5, 2007 of $4.31 per share, the Company would pay $237,050,000 pursuant to the Contribution Agreement.

No professional opinion of legal counsel, public accountants, or investment bankers were obtained regarding the fairness of the proposed Transaction to the Company or PRO Transferors. The consideration to be received by the PRO Transferors and the other terms of the Transaction were determined by the Board of Directors of the Company and the Limited Partners, which have inherent conflicts of interest, and may not reflect the value of the net assets of Platinum LP if an independent third party had been involved in negotiation of the terms of the Transaction; therefore there is no assurance the value established for the shares of Platinum LP is in fact fair market value.

The Company will depend on key personnel of Platinum LP to be successful. The Company's future business and growth prospects may be severely disrupted if it loses their services.

The Company's future success is heavily dependent upon the service of certain key executives of Platinum LP. In particular, the Company will rely on the expertise, experience and leadership ability of Mr. Jaeger and its other management executives in its business operations and in dealing with the relevant regulatory authorities.  If one or more of our key personnel are unable or unwilling to continue in their present positions, we may not be able to easily replace them and may incur additional expenses to recruit and train new personnel, our business could be severely disrupted, and our financial condition and results of operations could be materially and adversely affected. Although the Company plans on entering into employment agreements with Mr. Jaeger on close of the Transaction, the Company and Platinum LP have not entered into employment contracts with him at this time and do not maintain key-man life insurance.

On closing the Transaction we will assume the indebtedness of Platinum LP. Platinum LP has substantial indebtedness that could adversely affect it and our financial health and limit its ability to react to changes in its industry or to implement its strategic initiatives.

In connection with the Contribution Agreement and the acquisition of Platinum LP's business, Platinum LP will amend its existing senior loan agreement with Seattle City Employees' Retirement System. Platinum LP's substantial indebtedness could have important consequences to you. For example, it could:

  require us to dedicate a substantial portion of our cash flow from operations to payments on our indebtedness, thereby reducing the availability of our cash flow to fund working capital, capital expenditures, research and development efforts and other general corporate purposes;

  limit our ability to secure additional financing to implement our strategic initiatives;

  increase the amount of our interest expense because most of our borrowings are at variable rates of interest, which, if interest rates increase or our credit ratings decline, will result in higher interest expense;

  increase our vulnerability to general adverse economic and industry conditions;

  limit our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate;

  place us at a disadvantage compared to our competitors that have proportionately less debt;

  restrict us from making strategic acquisitions, introducing new technologies or otherwise exploiting business opportunities;

  make it more difficult for us to satisfy our obligations with respect to our existing indebtedness; and

  limit, along with the financial and other restrictive covenants in our indebtedness, among other things, our ability to borrow additional funds, dispose of assets or pay cash dividends.

In addition, we may be able to incur substantial additional indebtedness in the future. The terms of the senior loan agreement do not prohibit us entirely from incurring substantial additional indebtedness. If new debt is added to our current debt levels, the related risks that we now face could intensify.

Risks Related to Platinum LP

Platinum LP has a history of operating losses and expects to continue to realize losses over the intermediate term. Platinum LP may not become profitable or be able to sustain profitability.

Since inception, Platinum LP has incurred significant net losses. Platinum LP reported net losses of $2,147,610 and $1,347,794 for the twelve months ended December 31, 2005, and December 31, 2004, respectively. Platinum LP's accumulated losses as of December 31, 2005 was $3,495,404. Platinum LP expects to continue to incur net losses and negative cash flow in the near future. The size of these losses will depend, in large part, on Platinum LP's ability to realize product sales revenue from marketing its products. To date, Platinum LP has not had any material operating revenue from the sale of its products. Platinum LP's ability to generate revenues will be dependent upon, among other things, the successful negotiation of marketing and distribution agreements, conclusive and definitive test results demonstrating the benefits of Platinum LP's products and the acceptance of Platinum LP technology and products by potential customers. Because Platinum LP does not yet have a material, recurring revenue stream resulting from product sales, there can be no assurance that Platinum LP will be successful in its sales efforts. Platinum LP expects its operating expenses to increase, reflecting increased testing and marketing expenses in the short term which will necessitate higher levels of revenue for profitability when, and if, Platinum LP begins to generate recurring revenues. Should Platinum LP achieve profitability, there is no assurance Platinum LP can maintain, or increase, profitability levels in the future.

If projected sales and revenues do not materialize as planned, Platinum LP will need additional financing to continue operations.

While Platinum LP on closing the Contribution Agreement will have sufficient funds available to provide resources for company operations for approximately the next 12 months, failure to achieve significant, sustained sales and revenues by the end of this period will require Platinum LP to seek additional financing. Platinum LP's budget for the next twelve months emphasizes the continued development and marketing of its products. Cash needs during the next twelve-month period are expected to average approximately $300,000 per month. In addition, changes may occur in Platinum LP's current operations that would use available cash resources sooner than anticipated. If the anticipated product sales do not materialize, or are significantly less than anticipated, Platinum LP will have to raise additional funds to continue product development and commercialization activities. If this future financing is not available, investors may lose a substantial portion, or all, of their investment, and Platinum LP business may fail. Platinum LP currently has no immediate means for obtaining any additional financing. Consequently, Platinum LP cannot assure investors that additional financing, if necessary, will be available to Platinum LP on acceptable terms, or at all.

Platinum LP will need a significant amount of cash to service its indebtedness and its ability to generate cash depends on many factors beyond its control.

Platinum LP's ability to generate sufficient cash flow from operations to make scheduled payments on its debt depends on a range of economic, competitive and business factors, many of which are outside its control. Based on an average interest rate of 14% at September 30, 2006 and outstanding borrowings at that date of $6,000,000, Platinum LP's annual interest expense would be $840,000. Platinum LP's business may not generate sufficient cash flow from operations to service its debt obligations, particularly if projected sales and revenues are not realized on schedule or at all. If Platinum LP is unable to service its debt obligations, Platinum LP may need to refinance all or a portion of its indebtedness on or before maturity, reduce or delay capital expenditures, sell assets or raise additional equity. Platinum LP may not be able to refinance any of its indebtedness, sell assets or raise additional equity on commercially reasonable terms or at all, which could cause it to default on its obligations and impair its liquidity. Platinum LP's inability to generate sufficient cash flow to satisfy its debt obligations, or to refinance its obligations on commercially reasonable terms, could have a material adverse effect on Platinum LP's business and financial condition.

Restrictive covenants in Platinum LP's debt instruments may adversely affect our business.

Platinum LP's senior loan agreement contains restrictive covenants. These covenants will constrain Platinum LP's activities and limit its operational and financial flexibility. The failure to comply with the covenants in the senior loan agreement and the agreements governing other indebtedness, including indebtedness incurred in the future, could result in an event of default, which, if not cured or waived, could have a material adverse effect on our business, financial condition and results of operations.

Platinum LP currently purchases all of its product supply requirements from a single, outside source and has no in-house product manufacturing capability. Therefore, if business complications arise either with a supplier or with a supplier relationship, adverse consequences to the adequate supply of Platinum LP products could result.

Platinum LP currently contracts with a single, outside specialty chemical manufacturing company for the production and supply of 100% of its product needs. Platinum LP is thus exposed to product supply disruptions caused by adverse business circumstances with this supplier, raw material shortages, plant breakdowns and other situations affecting the supply of Platinum LP's products from this supplier. There can be no assurances that, in the event of a supply disruption, Platinum LP would be able to quickly contract with another manufacturer for the continued supply of its products. Platinum LP, therefore, may lose sales for an extended period of time.

There is a risk that products developed by competitors will reduce the sales of Platinum LP's products, thereby severely impacting Platinum LP's ability to continue to operate.

Platinum LP may face competition from companies that are developing and marketing products similar to those Platinum LP is developing and marketing. These companies may have significantly greater marketing, financial and managerial resources than Platinum LP. Platinum LP cannot assure investors that competitors will not succeed in developing and distributing products that will render Platinum LP products obsolete or non-competitive. Generally, such competition could potentially force Platinum LP out of business.

If Platinum LP is unable to protect its technology from use by competitors, there is a risk that Platinum LP will sustain losses, or that Platinum LP's business may fail.

Platinum LP's success will depend, in part, on its ability to obtain and enforce intellectual property protection for its technology in both the United States and other countries. Platinum LP has filed patent applications in the United States Patent and Trademark Office and international counterparts of applications in the United States Receiving Office under the Patent Cooperation Treaty. Platinum LP cannot provide any assurance that patents will issue from these applications or that, with respect to any patents, issued or pending, the claims allowed are, or will be, sufficiently broad to protect the key aspects of Platinum LP's technology, or that the patent laws will provide effective legal or injunctive remedies to stop any infringement of Platinum LP's patents. In addition, Platinum LP cannot assure investors that any owned patent rights will not be challenged, invalidated or circumvented, that the rights granted under patents will provide competitive advantages, or that competitors will not independently develop or patent technologies that are substantially equivalent or superior to Platinum LP's technology. Platinum LP's business plan assumes that Platinum LP will obtain and maintain comprehensive patent protection of its technologies. Platinum LP cannot assure investors that such protection will be obtained, or that, if obtained, it will withstand challenge. Furthermore, if an action is brought, a court may find that Platinum LP has infringed on the patents owned by others. Platinum LP may have to go to court to defend its patents, to prosecute infringements, or to defend infringement claims made by others. Patent litigation is expensive and time-consuming, and well-funded adversaries can use such actions as part of a strategy for depleting the resources of a small company such as Platinum LP. Platinum LP cannot assure investors that Platinum LP will have sufficient resources to successfully prosecute its interests in any litigation that may be brought.

Because of the nature of Platinum LP products, Platinum LP may be subject to government approvals and regulations that reduce its ability to commercialize its products, increase costs of operations and decrease its ability to generate income.

Platinum LP is subject to United States and international laws and regulations regarding the development, production, transportation and sale of the products Platinum LP sells. There is no single regulatory authority to which Platinum LP must apply for certification or approval to sell products in the United States, or outside its borders. Any changes in policy or state regulations may cause delays or rejections of Platinum LP attempts to commercialize products. In addition, the regulatory agencies of foreign governments must approve Platinum LP products before they can be sold in those countries, and may in some cases set or approve prices for Platinum LP products.

There can be no assurance that Platinum LP will obtain regulatory approvals and certifications for its products in all of the markets Platinum LP seeks to conduct business. Even if Platinum LP is granted such regulatory approvals and certifications, Platinum LP may be subject to limitations imposed on the use of its products. In the future, Platinum LP may be required to comply with certain restrictive regulations, or potential future regulations, rules, or directives. Platinum LP cannot guarantee that restrictive regulations will not, in the future, be imposed. Such potential regulatory conditions or compliance with such regulations may increase Platinum LP's cost of operations or decrease its ability to generate income.

Platinum LP creates products that may have harmful effects on the environment if not stored and handled properly prior to use, which could result in significant liability and compliance expense.

Platinum LP's current and future products involve the controlled use of materials that could be hazardous to the environment. Platinum LP cannot eliminate the risk of accidental contamination or discharge to the environment of these materials and any resulting problems that occur. Federal, state and local laws and regulations govern the use, manufacture, storage, handling and disposal of these materials. Platinum LP may be named a defendant in any suit that arises from the improper handling, storage or disposal of these products. Platinum LP could be subject to civil damages in the event of an improper or unauthorized release of, or exposure of individuals to, these materials. Claimants may sue Platinum LP for injury or contamination that results from use by third parties of Platinum LP products, and Platinum LP's liability may exceed its total assets. Compliance with environmental laws and regulations may be expensive, and current or future environmental regulations may impair Platinum LP's research, development and sales and marketing efforts.

If Platinum LP loses any key personnel or management, Platinum LP may lose business prospects and sales or be unable to otherwise fully operate its business.

Platinum LP is dependent on the principal members of its management staff, the loss of any of whom could impair the product development and commercialization efforts underway. Platinum LP's success will be largely dependent on the decisions made by members of management and actions of its key field personnel. Furthermore, Platinum LP may depend on its ability to attract and retain additional qualified personnel to develop and manage certain key business segments or markets. Platinum LP may have to recruit qualified personnel with competitive compensation packages, equity participation and other benefits that may reduce the working capital available for operations. Management may seek to obtain outside independent professionals to assist them in assessing the merits and risks of any business proposals, as well as assisting in the development and operation of any projects. Platinum LP cannot assure investors that it will be able to obtain this necessary assistance on reasonable terms, or that Platinum LP will be able to retain its existing management staff.

Platinum LP may have difficulties managing growth, which could lead to lower sales and financial losses.

While Platinum LP has not yet achieved any meaningful, sustained revenues through the sale of its products, should certain events occur, such as a large, recurring order from a well-known company or endorsement of Platinum LP products from a well-known commercial entity, sales may escalate rapidly. Rapid growth would strain Platinum LP's human and infrastructure resources, potentially leading to higher operating costs, lost sales, or both. Platinum LP's ability to manage operations and control growth will be dependent upon the ability to improve operational, financial and management controls, reporting systems and procedures, and to attract and retain adequate numbers of qualified employees. Should Platinum LP be unable to successfully provide the resources needed to manage growth, customer satisfaction could suffer, higher costs and/or losses could develop.

If the Company or Platinum LP fail to establish marketing, sales and distribution capabilities, or fail to enter into arrangements with third parties, Platinum LP will not be able to create a market for its product candidates.

Platinum LP's strategy with its lead product candidates is to control, directly or through contracted third parties, all or most aspects of the product development process, including marketing, sales and distribution. Platinum LP anticipates entering into strategic alliances with third parties in the US to market and distribute its products. Currently, Platinum LP does not have any sales, marketing or distribution capabilities. In order to generate sales of any of its products, Platinum LP must either acquire or develop an internal marketing and sales force with technical expertise and with supporting distribution capabilities or make arrangements with third parties to perform these services for it. The acquisition or development of a sales and distribution infrastructure would require substantial resources, which may divert the attention of Platinum LP's management and key personnel and defer its product development efforts. To the extent that Platinum LP enters into marketing and sales arrangements with other companies, Platinum LPs revenues will depend on the efforts of others. These efforts may not be successful. If Platinum LP fails to develop sales, marketing and distribution channels, or enter into arrangements with third parties, Platinum LP will experience delays in product sales and incur increased costs.

Accounting Treatment of the Transaction

On closing of the Transaction, based on management's consultation with the counsel for the Company and the counsel of Platinum LP, the Transaction will be accounted for as a reverse acquisition application of the purchase method of accounting by the Company with Platinum LP treated as the accounting acquirer. Under the reverse acquisition method of accounting, the assets and liabilities of the Company will be recorded as of the acquisition date, at their respective historical cost, which is considered to be the equivalent of fair value, and added to those of Platinum LP with no goodwill or other intangible assets recorded and no increment in combined stockholders' equity. The reported results of operations of the Company after completion of the acquisition will reflect the historical results of operations of Platinum LP. Platinum LP is deemed to be the "accounting acquiree" due to the common stockholders of Platinum LP ultimately controlling the reorganized company.

Certain United States Federal Income Tax Consequences

The following discussion is limited to the material federal income tax consequences of the proposed Transaction and does not discuss state, local, or foreign tax consequences or all of the tax consequences that might be relevant to an individual stockholder of the Company, Platinum LP or its partners. The Company has not sought an opinion as to the tax consequences of the Transaction. However, the Transaction is intended to qualify for federal income tax purposes as a tax free transaction under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, none of the Company or its stockholders, or Platinum LP or its partners should recognize any gain or loss as a result of the Transaction; provided, however, if a limited partner of Platinum LP has a deficit capital account or "negative basis", then such partner will recognize taxable gain in an amount equal to such negative basis. Platinum LP's partners' aggregate tax basis and respective holding periods should be the same as they were prior to the Transaction, adjusted for any gain recognized in the Transaction.

This analysis is based on the federal income tax laws currently in effect, including the Code, final and proposed Treasury Regulations, published rulings and administrative practices of the Internal Revenue Service ("IRS") and court decisions which are subject to change, and in some cases not binding on the IRS or the court. Any change could alter the tax consequences of the proposed Transaction. No advance income tax rulings have been sought from the IRS with respect to any of the transactions contemplated under the Contribution Agreement. If the IRS were to successfully challenge the analysis described above, the Platinum LP partners may be required to recognize taxable income in an amount equal to the value of the shares of common stock of the Company issued to the limited partners of Platinum LP in excess of their adjusted basis in their partnership interests and stock holdings of PRO GP.

You Are Urged to Consult Your Own Tax Advisor as to Specific Tax Consequences to You by the Transaction Including Tax Return Reporting Requirements and the Applicability and Effect of Federal, State, Local, Foreign and Other Applicable Tax Laws.

Selected Financial Data

The Company and Platinum LP have provided the following selected historical financial data to aid you in analyzing the financial aspects of the Transaction. The information is only a summary and you should read it together with the Company's and Platinum LP's respective financial statements, which are included as part of this Proxy Statement.

The unaudited pro forma consolidated financial data also set forth below gives effect to the Transaction of Platinum LP by the Company. The selected unaudited pro forma consolidated financial data is based on estimates and assumptions. This data is not intended to represent or be indicative of the consolidated results of operations or financial conditions of the Company that would have been reported had the Transaction been completed as of the dates presented, and is not intended to represent or be indicative of future consolidated results of operations or financial condition of the Company.

Selected Historical Financial Data of the Company

	Nine Month Period Ended Sept. 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
BALANCE SHEET DATA
Current Assets	$69,681	$1,904
Other Assets	-	50
Total Assets	$69,681	$1,954

Total Liabilities	$9,176	$12,540
Retained Earnings (Deficit)	(66,495)	(19,586)
Stockholder Equity	127,000	9,000
Total Liabilities and Stockholders Equity	$69,681	$(1,954)

INCOME STATEMENT DATA
Net Revenues	$-	$-
Total Expenses	46,909	19,586
Net Profit (Loss)	$(46,909)	$(19,586)

Selected Historical Consolidated Financial Data of Platinum LP (and Subsidiary)

	Nine Month Period Ended Sept. 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
BALANCE SHEET DATA
Current Assets	$2,242,597	$3,555,206

Property and Equipment - net	1,563	1,329
Other Assets	4,274,011	4,560,493
Total Assets	$6,518,171	$8,117,028

Current Liabilities	$70,250	$74,298
Long-term Debt	6,000,000	6,000,000
Partners' Capital	447,921	2,042,730
Total Liabilities and Partners' Capital	$6,518,171	$8,117,028

INCOME STATEMENT DATA
Net Revenues	$-	$-
Total Expenses	(1,695,791)	(2,283,354)
Other Income	99,791	135,744
Net Profit (Loss)	$(1,595,563)	$(2,147,610)

Selected Unaudited Pro Forma Combined Financial Data of the Company and Platinum LP

	Nine Month Period Ended Sept. 30, 2006 (Unaudited)	Year Ended December 31, 2005 (Audited)
BALANCE SHEET DATA
Current Assets	$7,312,682	$8,557,160
Other Assets	4,275,170	4,561,182
Total Assets	$11,587,852	$13,118,982

Total Liabilities	$6,079,426	$6,086,838
Retained Earnings (Deficit)	N/A	N/A
Stockholder Equity	$5,508,426	$7,032,144
Total Liabilities & Stockholders Equity	11,587,852	13,118,982

INCOME STATEMENT DATA
Net Revenues	$-	$-
Total Expenses	(1,695,354)	(2,283,354)
Other Income	99,791	135,744
Net Profit (Loss)	$(1,595,563)	$(2,147,610)

Pro Forma Financial Information

The Unaudited PRO-Forma Consolidated Balance Sheet reflects financial information which gives pro-forma effect to the acquisition of all the outstanding partnership interests of Platinum LP in exchange for 55,000,000 shares of common stock of the Company in contemplation of the Contribution Agreement.

The proposed Transaction is described as a "reverse acquisition" to be reflected as a recapitalization with Platinum LP as the accounting acquirer. The Pro Forma Consolidated Balance Sheet included herein reflects the use of the purchase method of accounting for the above Transaction as applicable to reverse acquisitions. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this Proxy Statement.

The PRO-Forma Consolidated Balance Sheets give effect to the above Transaction as if it occurred at the year ended December 31, 2005 and the interim period ended September 30, 2006. The parties intend to maintain a December 31st year end after the close of the Transaction.

Set forth below are the unaudited pro forma consolidated balance sheet as of the year ended December 31, 2005 and nine month period ended September 30, 2006 assuming the Transaction occurred as of December 31, 2005 and September 30, 2006 respectively, and the unaudited statement of operations for the year ended December 31, 2005 assuming the Transaction occurred at the beginning of the year and the nine month period ended September 30, 2006 assuming the Transaction occurred at the beginning of this period.

The information presented below is for informational purposes only and is not necessarily indicative of the actual results that would have occurred had the acquisition been consummated as of December 31, 2005 or September 30, 2006, nor are they necessarily indicative of future operating results of the consolidated companies under the ownership and management of Platinum LP. The unaudited pro forma consolidated financial information should be read in conjunction with the financial statements and related notes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE CONTRIBUTION AGREEMENT AND RELATED TRANSACTIONS.

[Pro Forma Statements Begin on Next Page]

PLATINUM RESEARCH ORGANIZATION, INC.
(formerly NorthTech Corporation)
(A Development Stage Company)

PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS

December 31, 2005

Unaudited - Prepared by Management

Set forth below are the unaudited pro forma consolidated balance sheet as at December 31, 2005 assuming the transaction occurred as at December 31, 2005 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2005 assuming the transaction occurred at the beginning of the fiscal year.

The information presented below is for informational purposes only and is not necessarily indicative of the actual results that would have occurred had the acquisition been consummated as at December 31, 2005 or January 1, 2005, nor are they necessarily indicative of future operating results of the consolidated companies under the ownership and management of the Company. The unaudited pro forma consolidated financial information should be read in conjunction with the financial statements and related notes.

Platinum Research Organization, Inc. (formerly NorthTech Corporation)
(A Development Stage Company)
Pro Forma Consolidated Balance Sheet
As at December 31, 2005
Expressed in US Funds
Unaudited - Prepared by Management
			Pro Forma		Pro Forma
			Adjustments		Consolidated
	Platinum	Platinum	and		Platinum
	Research	Research	Eliminating		Research
	Organization,	Organization,	Entries		Organization,
ASSETS	Inc.	L.P.	(Note 2)		Inc.

Current
Cash and cash equivalents	$1,904	$2,090,273	$500,000	c	$7,092,177
			4,500,000	e
Restricted cash	-	1,462,938	-		1,462,938
Receivables and deposits	50	303	-		353
Due from related parties	-	1,692	-		1,692

Total current assets	1,954	3,555,206	5,000,000		8,557,160

Plant and Equipment, net of accumulated depreciation	-	1,329	-		1,329
Loan Issuances Costs, net of accumulated amortization	-	497,943	-		497,943
Intellectual Property, net of accumulated amortization	-	3,901,691	-		3,901,691
Non-amortizable Intellectual Property	-	160,859	-		160,859

	$1,954	$8,117,028	$5,000,000		$13,118,982

LIABILITIES

Current
Accounts payable and accrued liabilities	$7,540	$4,298	$-		$11,838
Accrued interest	-	70,000	-		70,000
Due to related parties	5,000	-	-		5,000

Total current liabilities	12,540	74,298	-		86,838

Long-term Debt	-	6,000,000	-		6,000,000

	12,540	6,074,298	-		6,086,838

STOCKHOLDERS' EQUITY

Common Stock	4,500	-	55,000	a
			2,000	c
			13,500	d	75,000
Preferred Stock	-	-	4,500,000	e	4,500,000
Additional paid-in capital	4,500	-	(55,000)	a
			(4,500)	b
			(15,086)	b
			2,042,730	a
			498,000	c
			(13,500)	d	2,457,144
Partners' Capital	-	2,042,730	(2,042,730)	a	-
Deficit	(19,586)	-	19,586	b	-

	(10,586)	2,042,730	5,000,000		7,032,144

	$1,954	$8,117,028	$5,000,000		$13,118,982

ON BEHALF OF THE BOARD:

/s/ Cecelia Pineda
________________________
Cecelia Pineda, Director

The accompanying notes are an integral part of these financial statements.

Platinum Research Organization, Inc. (formerly NorthTech Corporation)
(A Development Stage Company)
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2005
Expressed in US Funds
Unaudited - Prepared by Management

			Pro Forma		Pro Forma
			Adjustments		Consolidated
	Platinum	Platinum	and		Platinum
	Research	Research	Eliminating		Research
	Organization,	Organization,	Entries		Organization,
	Inc.	L.P.	(Note 2)		Inc.

Revenue
Sales	$-	$-	$-		$-

Operating Expenses
Interest	-	840,000	-		840,000
General and administrative	19,586	1,317,697	(19,586)	f	1,317,697
Research and development	-	125,657	-		125,657

	19,586	2,283,354	(19,586)		2,283,354

Loss from Operations	(19,586)	(2,283,354)	19,586		(2,283,354)

Other Item
Other income	-	135,744	-	f	135,744
	-	135,744	-		135,744
Loss for the Year	$(19,586)	$(2,147,610)	$19,586		$(2,147,610)

Loss per Share -Basic and Diluted					$(0.03)

Weighted Average Shares Outstanding					75,000,000

The accompanying notes are an integral part of these financial statements.

Platinum Research Organization, Inc. (formerly NorthTech Corporation)
(A Development Stage Company)
Notes to Pro Forma Consolidated Financial Statements
As at December 31, 2005
Expressed in US Funds
Unaudited - Prepared by Management

1. Proposed Arrangement and Basis of Presentation

The accompanying unaudited pro forma consolidated financial statements have been compiled for purposes of inclusion in the 14A filing relating to the acquisition by Platinum Research Organization, Inc. (formerly NorthTech Corporation) ("NorthTech") of all of the partner interests of Platinum Research Organization L.P., a limited partnership ("Platinum LP"). As consideration, NorthTech will issue 55,000,000 common shares to the partners of Platinum LP.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of each entity. The audited balance sheets of NorthTech and Platinum LP as at December 31, 2005 were used in the preparation of the unaudited pro forma consolidated balance sheet as at December 31, 2005. The audited statements of operations of NorthTech and Platinum LP for the year ended December 31, 2005 were used in the preparation of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2005 and the unaudited pro forma consolidated loss per share for the year ended December 31, 2005.

Because the former owners of Platinum LP end up with control of NorthTech, the transaction would normally be considered a purchase by Platinum LP. However, since NorthTech was completing the developmental and testing phase of their business and had not yet initiated a retail phase, they were not yet deemed to be carrying on a business, and therefore the transaction is not considered a business combination. Instead, the transaction is accounted for as a recapitalization of Platinum LP and the issuance of stock by Platinum LP (represented by the outstanding shares of NorthTech) for the assets and liabilities of NorthTech.

2. Pro Forma Adjustments

The unaudited pro forma consolidated balance sheet as at December 31, 2005 has been prepared assuming that the transaction related to the arrangement occurred on December 31, 2005.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2005 has been prepared assuming that the transaction related to the arrangement occurred on January 1, 2005.

The unaudited pro forma consolidated financial statements give effect to the acquisition of NorthTech (at net book value) and the related elimination of the share capital and deficit of NorthTech as follows:
  Reverse the partners' capital of Platinum LP and reflect the issuance of 55 million shares of NorthTech;
  Eliminate NorthTech's additional paid-in capital and deficit;
  Record the exercise of all outstanding warrants outstanding in NorthTech prior to the acquisition, for proceeds of $500,000, as required prior to closing of the acquisition;
  Record the cancellation of 4,500,000 founder's shares and adjust common stock for a one for five shares forward split;
  Record issuance of 5,000,000 preferred shares for proceeds of $4,500,000, as required prior to closing of the acquisition;
  Eliminate the effect of the operations of NorthTech.

Platinum Research Organization, Inc. (formerly NorthTech Corporation)
(A Development Stage Company)
Notes to Pro Forma Consolidated Financial Statements
As at December 31, 2005
Expressed in US Funds
Unaudited - Prepared by Management

3. Pro Forma Loss Per Share

The unaudited pro forma consolidated loss per share is not necessarily indicative of the results of operations that would have been attained had the acquisition taken place as at January 1, 2005 and does not purport to be indicative of the effects that may be expected to occur in the future.

PLATINUM RESEARCH ORGANIZATION, INC.
(formerly NorthTech Corporation)
(A Development Stage Company)

INTERIM PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS

September 30, 2006

Unaudited - Prepared by Management

Set forth below are the unaudited interim pro forma consolidated balance sheet as at September 30, 2006 assuming the transaction occurred as at September 30, 2006 and the unaudited interim pro forma consolidated statement of operations for the Nine Months ended September 30, 2006 assuming the transaction occurred at the beginning of the fiscal year.

The information presented below is for informational purposes only and is not necessarily indicative of the actual results that would have occurred had the acquisition been consummated as at September 30, 2006 or January 1, 2006, nor are they necessarily indicative of future operating results of the consolidated companies under the ownership and management of the Company. The unaudited interim pro forma consolidated financial information should be read in conjunction with the financial statements and related notes.

Platinum Research Organization, Inc. (formerly NorthTech Corporation)
(A Development Stage Company)
Interim Pro Forma Consolidated Balance Sheet
As at September 30, 2006
Expressed in US Funds
Unaudited - Prepared by Management
			Pro Forma		Pro Forma
			Adjustments		Consolidated
	Platinum	Platinum	and		Platinum
	Research	Research	Eliminating		Research
	Organization,	Organization,	Entries		Organization,
ASSETS	Inc.	L.P.	(Note 2)		Inc.

Current
Cash and cash equivalents	$69,681	$729,001	$500,000	c	$5,798,682
			4,500,000	e
Restricted cash	-	1,510,664	-		1,510,664
Receivables	-	392	-		392
Due from related parties	-	2,540	-		2,540

Total current assets	69,681	2,242,597	5,000,000		7,312,278

Plant and Equipment, net of accumulated depreciation	-	1,563	-		1,563
Loan Issuances Costs, net of accumulated amortization	-	380,558	-		380,558
Intellectual Property, net of accumulated amortization	-	3,772,645	-		3,772,645
Non-amortizable Intellectual Property	-	120,808	-		120,808

	$69,681	$6,518,171	$5,000,000		$11,587,852

LIABILITIES

Current
Accounts payable and accrued liabilities	$1,976	$250	$-		$2,226
Accrued interest	-	70,000	-		70,000
Due to related parties	7,200	-	-		7,200

Total current liabilities	9,176	70,250	-		79,426

Long-term Debt	-	6,000,000	-		6,000,000

	9,176	6,070,250	-		6,079,426

STOCKHOLDERS' EQUITY

Common Stock	6,500	-	55,000	a
			2,000	c
			11,500	d	75,000
Preferred Stock	-	-	4,500,000	e	4,500,000
Warrants	308	-	(308)	c	-
Additional paid-in capital	120,192	-	(55,000)	a
			(120,192)	b
			53,697	b
			447,921	a
			498,000	c
			308	c
			(11,500)	d	933,426
Partners' Capital	-	447,921	(447,921)	a	-
Deficit	(66,495)	-	66,495	b	-

	60,505	447,921	5,000,000		5,508,426

	$69,681	$6,518,171	$5,000,000		$11,587,852

ON BEHALF OF THE BOARD:

/s/ Cecelia Pineda
_______________________
Cecelia Pineda, Director

The accompanying notes are an integral part of these financial statements.

40

Platinum Research Organization, Inc. (formerly NorthTech Corporation)
(A Development Stage Company)
Interim Pro Forma Consolidated Statements of Operations
For the Nine Months Ended September 30, 2006
Expressed in US Funds
Unaudited - Prepared by Management

			Pro Forma		Pro Forma
			Adjustments		Consolidated
	Platinum	Platinum	and		Platinum
	Research	Research	Eliminating		Research
	Organization,	Organization,	Entries		Organization,
	Inc.	L.P.	(Note 2)		Inc.

Revenue
Sales	$-	$-	$-		$-

Operating Expenses
Interest	-	630,000	-		630,000
General and administrative	46,920	959,729	(46,920)	f	959,729
Research and development	-	105,625	-		105,625

	46,920	1,695,354	(46,920)		1,695,354

Loss from Operations	(46,920)	(1,695,354)	46,920		(1,695,354)

Other Item
Other income	11	99,791	(11)	f	99,791

	11	99,791	(11)		99,791

Loss for the Period	$(46,909)	$(1,595,563)	$46,909		$(1,595,563)

Loss per Share -Basic and Diluted					$(0.02)

Weighted Average Shares Outstanding					75,000,000

The accompanying notes are an integral part of these financial statements.

Platinum Research Organization, Inc. (formerly NorthTech Corporation)
(A Development Stage Company)
Notes to Interim Pro Forma Consolidated Financial Statements
As at September 30, 2006
Expressed in US Funds
Unaudited - Prepared by Management

1. Proposed Arrangement and Basis of Presentation

The accompanying unaudited interim pro forma consolidated financial statements have been compiled for purposes of inclusion in the 14A filing relating to the acquisition by Platinum Research Organization, Inc. (formerly NorthTech Corporation) ("NorthTech") of all of the partner interests of Platinum Research Organization L.P., a limited partnership ("Platinum LP"). As consideration, NorthTech will issue 55,000,000 common shares to the partners of Platinum LP.

The unaudited interim pro forma consolidated financial statements should be read in conjunction with the historical financial statements of each entity. The unaudited balance sheets of NorthTech and Platinum LP as at September 30, 2006 were used in the preparation of the unaudited interim pro forma consolidated balance sheet as at September 30, 2006. The unaudited statements of operations of NorthTech and Platinum LP for the Nine Months ended September 30, 2006 were used in the preparation of the unaudited interim pro forma consolidated statement of operations for the nine months ended September 30, 2006 and the unaudited interim pro forma consolidated loss per share for the nine months ended September 30, 2006.

Because the former owners of Platinum LP end up with control of NorthTech, the transaction would normally be considered a purchase by Platinum LP. However, since NorthTech was completing the developmental and testing phase of their business and had not yet initiated a retail phase, they were not yet deemed to be carrying on a business, and therefore the transaction is not considered a business combination. Instead, the transaction is accounted for as a recapitalization of Platinum LP and the issuance of stock by Platinum LP (represented by the outstanding shares of NorthTech) for the assets and liabilities of NorthTech.

2. Pro Forma Adjustments

The unaudited interim pro forma consolidated balance sheet as at September 30, 2006 has been prepared assuming that the transaction related to the arrangement occurred on September 30, 2006.

The unaudited interim pro forma consolidated statement of operations for the Nine Months ended September 30, 2006 has been prepared assuming that the transaction related to the arrangement occurred on January 1, 2006.

The unaudited interim pro forma consolidated financial statements give effect to the acquisition of NorthTech (at net book value) and the related elimination of the share capital and deficit of NorthTech as follows:
  Reverse the partners' capital of Platinum LP and reflect the issuance of 55 million shares of NorthTech;
  Eliminate NorthTech's additional paid-in capital and deficit;
  Record the exercise of all outstanding warrants outstanding in NorthTech prior to the acquisition, for proceeds of $500,000, as required prior to closing of the acquisition;
  Record the cancellation of 4,500,000 founder's shares and adjust common stock for a one for five shares forward split;
  Record issuance of 5,000,000 preferred shares for proceeds of $4,500,000, as required prior to closing of the acquisition;
  Eliminate the effect of the operations of NorthTech.

Platinum Research Organization, Inc. (formerly NorthTech Corporation)
(A Development Stage Company)
Notes to Interim Pro Forma Consolidated Financial Statements
As at September 30, 2006
Expressed in US Funds
Unaudited - Prepared by Management

3. Interim Pro Forma Loss Per Share

The unaudited interim pro forma consolidated loss per share is not necessarily indicative of the results of operations that would have been attained had the acquisition taken place as at January 1, 2006 and does not purport to be indicative of the effects that may be expected to occur in the future.

INFORMATION CONCERNING THE COMPANY

Business Development of the Company

We were formed in the State of Nevada on May 13, 2005 under the name "NorthTech Corporation". On October 31, 2006 we merged with our wholly owned subsidiary Platinum Research Organization, Inc. ("Sub" and on the parent company merging into Sub the "Survivor" or the "Company") for the purpose of effecting a change of our name to "Platinum Research Organization, Inc." and a recapitalization of our capital stock. Pursuant to the Agreement and Plan of Merger dated October 18, 2006 (the "Merger"), each outstanding share of the parent company was exchanged for and became five shares of Survivor's common stock on the effective date of the Merger. Survivor assumed the outstanding warrants of the parent company, which are now exercisable for shares of Survivor's common stock. Each such warrant is now exercisable for five shares of Survivor's common stock at the same price as one common share of the former parent company. The Articles of Incorporation and Bylaws of the Sub became the Articles of Incorporation and Bylaws of the Survivor. As a result the Merger the authorized share capital of the Company is now to 500,000,000 shares with a par value of $0.001 per share divided into 400,000,000 shares of common stock with a par value of $0.001 per share and 100,000,000 shares of preferred stock with a par value of $0.001 per share.

On March 30, 2006, we completed an initial offering of our securities, as registered with the U.S. Securities and Exchange Commission on a Form SB-2. A complete description of the offering terms can be found in the final registration statement Form SB-2/A, filed on January 18, 2006, on the SEC website at www.sec.gov, under our SEC File Number 333-128822. The offering was sold out and we raised the total of $100,000, less offering expenses of $10,000. We have deposited the funds into our operating account and are currently proceeding with our business plans, as outlined in our Form SB-2 registration statement, which can be found in its entirety on the SEC website at www.sec.gov, under our CIK Number 0001330340.

Current Business/Plan of Operation

We were formed to develop, expand and market two web-based database programs - one for small business and the second for community sports teams or groups.

The foundation of our technology, including the proprietary code with which we began this project, was developed for and funded by our sole officer and director, Cecelia Pineda, over a period of several years for use in her own business.

We currently have no patents on our programs and no patents pending. Our only asset as of the date of the filing of this report is our cash in the bank of $69,681. At September 30, 2006, we had an accumulated deficit of $66,495. We are in the development stage and have not yet generated any revenues.

There were three major stages to our proposed business for the first year of operation:

    The first is two-pronged: to develop the two database programs so that they are fully-functional, easy-to-use and secure for a large number of small businesses and/or community sports teams and at the same time to establish customer-focus groups to obtain their input for their needs and interests.
    The second is to complete three stages of testing to ensure that the programs are completely stable, secure from each other and have several levels of access for any individual company.
    And the final stage is also two-pronged: to set up and deliver the first stages of our marketing program and to set up the plan for our customer service division within the Company.

Since completing our initial offering in March of this year we have been involved with developing our two database programs. The first of our database programs is directed at small businesses to help them develop, maintain and keep control of their customer information. This was planned as an easy-to-use program, commonly known as a Customer Relationship Management (CRM) program, that we are developing to address the needs of small businesses. The second program is a registration and list- creation program that is aimed at helping community sports groups -youth sports teams and other community events - to organize their registration processes. Although we had hoped to expand to other products in the future, at present our only focus has been to develop and bring to market these two programs that are based on a proprietary code already in our possession that has proven very functional for the small, personal business of our President. We are currently in the research and development stage and have not yet completed either of our software programs. If we continue on this path and are successful in marketing these two programs when completed, we will expand our offerings to develop other database programs.

In general, the Company plan to date has been to focus on the development, refinement and expansion of a functional proprietary code for a web-based database program that is intended to be individual and customizable for an infinite number of customers. We expected the developmental period to take up to six months and the testing period to take up to another 3 months, after which we believed we would be ready to market our products, generate revenues and gradually expand our business. We have progressed very well on these goals and have our programs ready for testing and release. In working closely with three diverse focus groups we have received considerable helpful feedback who have all said that the program is very functional and will allow us to offer the programs to the public as planned.

Although we have been and are continuing with our original plan of operations as set out in our final registration statement on Form SB-2/A, filed on January 18, 2006, we seriously began considering a change in our business direction during this last quarter and reviewed a number of business opportunities that were presented to us. We began pursuing one of these opportunities in particular which we believe our stockholders would find attractive. Subsequent to the quarter ended September 30, 2006, we entered into an agreement which if consummated will change our business direction significantly. If our stockholders do not approve of this agreement and resulting change of business direction we will continue with our original business plan.

The Software Programs/Products

Customer Relationship Management for Small Business - Customer Access Port. Customer Access Port (CAP) was developed because of management's perception that most of the current CRM programs on the market are aimed at large businesses and demand complex, time-consuming attention that a small business has neither the time nor the resources to undertake. In this, as in many other areas, the needs for small business are not the same as the needs for large business. It is significantly more important for small businesses to develop and maintain a strong body of satisfied customers. In the past experience of our management, developing new customers is much more costly than maintaining current customers and yet small businesses, in their "busyness", have trouble getting organized enough to properly attend to their current customers, even though their very survival depends on it.

The Company's Customer Access Port (CAP) is aimed at small businesses with a staff of under 300 employees and will allow each company to have a customer database of thousands if they so desire. It is simple but fully integrated, and will be fully secured, stable and functional when completed. At present, the functionality is for one user. One of the main differences in the Company's software from those generally available in the marketplace today is that the Company's software is fully integrated with e-mail and web platforms and will allow the user company to have private access to their own client information via a completely secure web page.

Management believes Customer Access Port (CAP) is the small business solution to customer tracking and communication. When completed, management intend for the program to allow companies to:

  develop a fully-secured customer data base
  maintain that customer base
  access that database from any computer connected to the internet update the database as necessary
  merge their current database, if they have one, into the program be able to sort the customer base in a variety of individualized preferences be able to communicate desired information (promotions or changes in company policy) to all or certain groups of its customers be able to receive communications from customers about their issues, preferences and requests register all relevant customer information so that no matter who the customer communicates with, all employees have current and updated information they can refer to on the computer files. This can save endless frustration on the part of a customer who has a complaint or is trying to obtain a specific product.

It is the Company's plan to expand the software and develop it to the point where it is fully customizable for an infinite variety and number of small businesses. The process to do this is complicated, but does not require new technology. Nevertheless, until the Company has completed the development, it cannot guarantee that it will be successful.

Registration Lists for Coaches and Parent Volunteers - Team Access Port. When children wish to enter competitive sports leagues such as baseball, soccer, hockey, figure skating, gymnastics etc., they are generally required to do so according to their birth dates. Combine that with the availability or lack of ice, gym or field time available for each age group and you have a nightmare for the parents and volunteers who are trying to ensure an opportunity for each child in the community. Currently parents, instructors and coaches who are involved with sports teams, dance groups and other community programs, spend hundreds of hours each season making sure that children are registered in the right group at the right time. The amount of detail is immense and errors are frequent and frustrating for all involved.

The Company's web-based registration and list generation program - Team Access Port (TAP) - will attempt to reduce the administrative burden on parents and coaches and make the registration of the thousands of children who participate in seasonal competitive sports a nearly foolproof process with little or no room for error. The Company's goal is for its program to enhance the dissemination of information among parents and team members and their coaches and organizers so they can spend more time with the actual coaching, game or function. In addition, it is the Company's hope to save groups money by eliminating a majority of the paperwork that is currently sent back and forth by mail or hand delivered. Wait times could be reduced and directions and maps can be readily available on their Internet site, allowing all concerned to plan ahead and to know when and where they are going by logging into a computer website.

The first nine months of the Company's operation is focused on the development, testing and market exploration, including initial market development, of these two database programs.

Competition

The industry involved in the development and distribution of software products is intensely competitive with respect to new and evolving technologies and programs on a continuous basis. The number of general software programs produced annually worldwide is in the thousands. The number of programs with similarities to our programs, is in the dozens. There are many well-established competitors for products similar to the Company proposed product line with substantially greater financial and other resources than the Company, including but not limited to established businesses with loyal customers. The Company's major competitors for the products it is developing are:

  for the CRM program - Customer Access Port (CAP); Siebel - established 1993; Pivotal Corporation - established 1999 or earlier; salesforce.com - established 2000 or earlier; Maximizer - established 2002 or earlier; Sugar CRM - established 2004; and Microsoft.
  for the online sports group registration program - Team Access Port (TAP); Nortak Software Ltd - large software company, established 1976; League Athletics.com - established in 1998; Sporg Internet Corporation - established in April 2000; and The Count Me In Corporation - established in 2003.

Although we believe that our products provide a service not yet offered by these companies, i.e., a program exclusively aimed at small business needs, we cannot guarantee that our competitors will not develop a similar or better product in the future and market it in the same price range or lower than our products.

We believe the key to our success will lie in early entrance to the unique niche that we perceive to be currently available and in the strong customer service focus we plan to give our business.

Distribution Methods

As the Company's products are web-based, they were to be distributed through the Internet. As such, there is no shipping costs or delays. The Company anticipated that it may take several hours to customize its software products for each specific client and, therefore, project delivery time would be within approximately 48 hours.

The Company intended to market its products using several different methods. Initially, the Company planned on building a website where potential customers can go to learn about the Company's products and take a mini "test drive" of the product or products they were interested in. Additional marketing and advertising would always include this as an option because the Internet is so readily available to so many people.

The Company also intended to place articles in appropriate trade journals, prominent newspapers and direct marketing campaigns to promote our products, as funds allow. Initially within the Vancouver area, the Company planned on sending out special invitations, solicit inquiries and encourage face-to-face contact meetings with potential clients for the purpose of demonstrating the software and its technology to potential customers.

Equipment

Cecelia Pineda, the sole officer and director of the Company, currently provides the usage of a computer and other office equipment including a printer, fax machine, scanner and telephone for the Company on a rent-free basis.

Patents and Trademarks

The Company has no patents or trademark protection on its programs. The Company does have proprietary rights to the functional code, but does not have plans to formally copyright or apply for patents in the future, as funds become available to do so.

Government Regulations and Approvals

Regulation of Internet - Websites are not currently subject to direct federal laws or regulations applicable to access, content or commerce on the Internet. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet covering issues such as:

  privacy
  freedom of expression
  pricing
  content and quality of products and services
  taxation
  advertising
  intellectual property rights
  information security

The adoption of any such laws or regulations might decrease the rate of growth of Internet use, which in turn could decrease the demand for our services, increase the cost of doing business or in some other manner have a negative impact on our business, financial condition and operating results. In addition, applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, and personal privacy is uncertain. The vast majority of such laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.

The Company abides by all copyright laws. When using the information provided or refurbished from other sources and to protect us from any potential intellectual property claims, we will endeavor to obtain all necessary consents prior to the use of the sources and will reference the sources to give full credit where it is due.

Sarbanes-Oxley Act of 2002. On July 30, 2002, President Bush signed into law the Sarbanes-Oxley Act of 2002, or the SOA. SOA imposes a wide variety of new requirements on both U.S. and non-U.S. companies, that file or are required to file periodic reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934. Many of these new requirements will affect the Company and its Board of Directors. For instance, under SOA the Company is required to:

  have the Company's chief executive office and chief financial officer to certify its financial statements;
  ensure the Company's directors and senior officers are required to forfeit all bonuses or other incentive-based compensation and profits received from the sale of the Company's securities in the twelve month period following initial publication of any of the Company's financial statements that later require restatement;
  disclose any off-balance sheet transactions as required by SOA;
  prohibit all personal loans to directors and officers;
  insure directors, officers and 10% holders file their Forms 4's within two days of a transaction;
  adopt a code of ethics and file a Form 8-K when ever there is a change or waiver of this code; and
  insure the Company's auditor is independent as defined by SOA.

SOA has required us to review our current procedures and policies to determine whether they comply with the SOA and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the SOA and will take whatever actions are necessary to ensure that we are in compliance.

Recent Developments -Contribution Agreement Signed

The Company entered into a Contribution Agreement on October 26, 2006. Details about the Contribution agreement is discussed in more detail in this Proxy Statement under the heading "CONTRIBUTION AGREEMENT".

The business of Platinum LP will become the business of the Company on closing the Contribution Agreement and we will sell or abandon our previous business activities. There can be no assurance that the transactions contemplated by the Contribution Agreement and related agreements will be consummated.

Platinum LP is the developer and owner of several patented processes and technologies relating to a fluorinated thiophosphate and a new technique to react zinc dialkyl dithiophosphate and poly tetra fluroethylene to yield new proprietary compounds which enhances the anti-wear and anti-corrosion capabilities of lubricants and coatings.

Research and Development

Over the past two fiscal years, the Company has spent no money on research and development activities.

Environmental Compliance

The nature of the Company's business does not require special environmental or local government approval. The Company is compliant with all environmental laws. The cost of such compliance is minimal for the Company.

Employees

The Company currently has no employees. The Company expects it will add more employees and independent consultants if it is successful in completing its proposed acquisition of Platinum LP.

Description of Property

The Company's office space is located at Suite 421-1917 West 4th Avenue , Vancouver, B.C. Canada, V6J 1MT

Legal Proceedings

We know of no material, active or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to our interest.

Market for Common Equity and Related Stockholders Matters

Market Information. Our common shares are quoted on the Over-the-Counter Bulletin Board under the symbol "PLRO". The following quotations reflect the high and low bids for our common stock based on inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. The high and low bid prices for our common shares (obtained from Canada Stockwatch) for each full financial quarter for the two most recent full fiscal years were as follows:

Quarter Ended(1) (2)	High	Low
December 31, 2006	$1.50	$0.50
September 30, 2006	$0.00	$0.00
June 30, 2006	N/A	N/A
March 31, 2006	N/A	N/A
December 31, 2005	N/A	N/A
September 30, 2005	N/A	N/A
June 30, 2005	N/A	N/A
March 31, 2005	N/A	N/A
December 31, 2004	N/A	N/A

Notes:
(1)	The quotations above reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.
(2)	The Company was originally first quoted on the OTCBB on July 12, 2006 under the symbol "NTTE". Its symbol was changed to "PLRO" on October 31, 2006.

Holders of Common Stock. As of January 8, 2007, there were 36 registered stockholders of the Company's common stock.

Dividends. The Company has never declared nor paid any cash dividends on its capital stock and does not anticipate paying cash dividends in the foreseeable future. The Company's current policy is to retain any earnings in order to finance the expansion of its operations. The Company's Board of Directors will determine future declaration and payment of dividends, if any, in light of the then-current conditions they deem relevant and in accordance with the Nevada Revised Statutes.

No Equity Compensation Plan. The Company does not have an equity compensation plan and does not plan to implement such a plan.

Accounting Policies and Significant Judgments and Estimates

There have been no material changes in our critical accounting policies or critical accounting estimates since the filing of our initial registration statement on Form SB-2 in January 2006, nor have we adopted any accounting policy that has or will have a material impact on our consolidated financial statements. For further discussion of our accounting policies see Note 1, "Summary of Significant Accounting Policies and Significant Judgments and Estimates" in the Notes to Consolidated Financial Statements in this Quarterly Report on Form 10-QSB and the Notes to Consolidated Financial Statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

Stock-based compensation

The Company intends to account for stock-based employee compensation arrangements in accordance with the provisions of Financial Accounting Standard No. 123R "Share Based Payments" ("SFAS No. 123R"). SFAS No. 123R is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation", and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees" and its related implementation guidance. . SFAS No. 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. SFAS No. 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123R requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award -the requisite service period (usually the vesting period). SFAS No. 123R requires that the compensation cost relating to share-based payment transactions be recognized in the financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements with any party.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Company has had no disagreements with its accountants on accounting or financial disclosures.

Reports to Securities Holders

The Company is required to file annual reports on Form 10-KSB and quarterly reports on Form 10-QSB with the Securities Exchange Commission on a regular basis, and will be required to timely disclose certain material events (e.g., changes in corporate control; acquisitions or dispositions of a significant amount of assets other than in the ordinary course of business; and bankruptcy) in a current report on Form 8-K.

You may read and copy any materials the Company files with the Securities and Exchange Commission at their Public Reference Room at 100 F Street NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

Financial Statements

The Company's fiscal year end is December 31st.

The Company's audited financial statements for the fiscal year ended December 31, 2005, and unaudited financial statements for the period ended September 30, 2006 appear elsewhere in this proxy statement.

INFORMATION CONCERNING PLATINUM LP

History of Platinum LP

Platinum LP is a limited partnership formed in the State of Texas on April 28, 2004. Platinum LP formed Platinum Intellectual Property L.P. ("PIP"), on December 1, 2004, to hold the intellectual property rights related to the business conducted by Platinum LP. Platinum LP is the sole limited partner and holds 99.9% of the partnership interest of PIP.

On April 29, 2004, Platinum LP entered into an agreement with Platinum Research and Development L.L.C., a non-related entity that was originally formed on July 1, 1996 ("Platinum LLC"), to purchase substantially all of Platinum LLC's assets and assume Platinum LLC's outstanding liabilities, which consisted primarily of a note payable in the principal amount of $3,000,000, with $1,475,789 in accumulated interest payable. Platinum LLC's principal business activity is the design and commercialization of high performance lubricants and coatings.

General Description of Business of Platinum LP

Platinum LP was formed for the express purpose to design and commercialize high performance lubricants and coatings. PIP's principal business activity is to hold the intellectual property and the long-term debt of Platinum LP.

Products

Nine years of development efforts by Platinum LP and its predecessor, Platinum LLC, have resulted in the initial commercialization of TechroBondTM in the grease markets with the introduction of TechroBondTM in rail-curve applications in late 2006. The TechroBondTM lubricants have been developed to replace MoS2 greases currently in the marketplace for the automotive, railroad, construction, manufacturing, aerospace and heavy engineering applications.

Management of Platinum LP expects a steady stream of products and applications to be commercialized over the next one to two years in grease, metalworking fluid, hydraulic fluid and other applications, however the largest addressable markets by order of magnitude are oil additives and specialty coatings. The key to these markets resides in advanced development tests and ongoing discussions with leading U.S. industrial and energy companies. There are no guarantees that all or any of these relationships will result in material agreements, however, Platinum LP approaches those relationships as being combined development efforts geared towards bringing commercial products to market by 2009, rather than being merely research collaborations. Each of these development efforts is subject to strict non-disclosure agreements that Platinum LP relies upon to protect intellectual property rights as well as to shield competitors from any "go to market" plans that these companies may utilize with respect to products or technology derived from these efforts.

TechroBondTM is one of a series of product applications Platinum LP has developed based on its patented processes and technologies relating to a fluorinated thiophosphate and a new technique to react zinc dialkyl dithiophosphate ("ZDDP") and poly tetra fluroethylene to yield new proprietary compounds that enhance the anti-wear and anti-corrosion capabilities of lubricants and coatings (individually and collectively, the "PRO Technology"). The resulting compounds have yielded significantly enhanced anti-wear and anti-corrosion capabilities when measured in bench laboratory tests at the University of Texas at Arlington, and, more important, suggest that the PRO Technology may be a replacement for ZDDP in engine and lubricating oils. Management believes that this new technology will position Platinum LP to disrupt several large, global markets for lubricants should Platinum LP be successful in bringing its products to market that rely upon this new technology.

Platinum LP intends to develop three primary product lines within the lubricant additive industry, including greases, industrial oils and engine oils, as well as to develop specialty coatings. The greases developed by Platinum LP were commercialized in 2005. Management expects that its industrial oil products will be commercialized in 2007 and the engine oils it is developing will be commercialized in 2010. Specialty coatings are still in the applied research stages.

Industry Overview

Lubricant additives are ingredients added to lubricating oils. Lubricant additives are used in a wide variety of vehicle and industrial applications, including engine oil, automatic transmission fluids, gear oils, hydraulic oils, turbine oils, and in virtually any other application where metal-to-metal moving parts are utilized. Lubricant additives are organic and synthetic chemical components that enhance wear protection, prevent deposits, and protect against the hostile operating environment of an engine, transmission, axle, hydraulic pump, or industrial machine. These proprietary formulations and processes use specific chemical compounds that can act as a catalyst, a reactant or both to provide surface and substrate modification in both liquid and solid lubricants to wear surfaces such as iron, steel, and aluminum.

Lubricants are used in nearly every piece of operating machinery from heavy industrial equipment to vehicles. Lubricants provide a layer of insulation and protection between moving mechanical parts. Without this layer of protection, the normal functioning of machinery would not occur. Effective lubricants reduce downtime, prevent accidents, and increase efficiency. Specifically, lubricants serve the following main functions:

  Friction reduction - Friction is reduced by maintaining a thin film of lubricant between moving surfaces, preventing them from coming into direct contact with one another and reducing wear on moving machinery.

  Heat removal - Lubricants act as coolants by removing heat resulting from either friction or through contact with other, higher temperature materials.

  Containment of contaminants - Lubricants can be contaminated in many ways, especially over time. Lubricants are required to function by carrying contaminants away from the machinery and neutralizing the harmful impact of the by-products of combustion on operating machinery.

The functionality of lubricants is created through an exact balance between a base mineral oil and performance enhancing additives. Experienced research professionals attempt to achieve this exact balance in order to meet the goal of creating effective formulations in order for lubricants to function at an optimal level. Lubricant additives are composed of component chemicals specially selected to perform desired functions. These chemical components are blended to create products designed to meet industry and customer specifications. Lubricant additive components are generally classified based upon their intended functionality, including:

  viscosity index modifiers, which improve the viscosity and temperature characteristics of lubricants and help the lubricant flow evenly to all parts of an engine or machine;

  detergents, which clean moving parts of engines and machines, suspend oil contaminants and combustion byproducts, and absorb acidic combustion products;

  dispersants, which serve to inhibit the formation of sludge and particulates;

  extreme pressure/antiwear agents, which reduce wear on moving engine and machinery parts; and

  antioxidants, which prevent oil based lubricants from degrading over time.

Demand for lubricants depends primarily on events and trends in the petroleum and manufacturing industries. Both industrial and automotive markets are affected by the outlook for the economy in general, as well as by government regulations, technological advances in machinery and motor vehicle engine design, developments in base oil and lubricant additive formulations, and growth trends in key end-use sectors.

Macroeconomic conditions and inflation/pricing patterns affect demand as the use of industrial lubricants is very closely tied to the production of manufactured goods. Likewise, demand for manufactured goods is related to trends in consumer spending, energy consumption and trends in nondurable goods markets.

Lubricant usage and formulation are also heavily influenced by environmental and worker safety regulations. Demand for automotive fluids is tied most strongly to the production and use of motor vehicles, construction equipment and other motorized equipment. In turn, the demand for vehicles and equipment that use lubricants is correlated to economic conditions, particularly the outlook for consumer spending, construction and manufacturing activity.

The lubricant marketplace is comprised of two primary components: engine oil additives and specialty additives.

Marketing synthetic and specialty products with higher performance and extended life is the most common method that lubricant manufacturers use to increase profit margins. These products, which include synthetics, blends and vegetable-based lubricants, come with significantly higher price tags, as the price of a synthetic or specialty fluid is typically around three times that of its conventional petroleum-based counterpart. However, the increased performance attainable can be significant enough to justify the higher cost of the synthetic fluids.

Another method that producers have implemented to promote price growth is the production of higher quality lubricant base stocks, such as hydrocracked or hydroprocessed base oils. Efforts to market higher priced lubricants have been aided by technological advances in engine manufacture and machinery design, as heavy equipment in manufacturing plants is being run at increasingly higher speeds, temperatures and loads. These trends have boosted demand for better-performing, more expensive formulations. While the initial cost for these lubricants can be high, these products can operate at higher running temperatures and extend the life of the oil, reducing overall lubricant costs and disposal expenses.

Automotive applications for lubricants include commodity products, such as oils used in gasoline, diesel and marine engines, as well as gear oils, transmission fluids and greases. Therefore, the range of prices for automotive lubricants is also wide. Typical prices for general engine oils ranged from $2 to $3 per gallon, as these products are often sold in bulk. Automotive greases, on the other hand, which are often formulated for a specific application and sold in small quantities, generally have a higher price range of $8 to $20 per gallon.

Management of Platinum LP expects the average price of industrial lubricants to increase 1.4% annually to $3.00 per gallon, while the average price of automotive lubricants is expected to be essentially flat at $2.90 per gallon in 2011. There are a wide range of industrial applications for lubricants, ranging from commodity products, such as rubber oils used in tire manufacture, to specialty lubricants, such as fire-retardant greases for environmentally sensitive mining applications. Therefore, the range of prices for industrial lubricants also varies. Typical prices range from $1 to $2 per gallon for lower end process oils and lubricants to as much as $20 per gallon for some specialty greases; moreover, some highly specialized lubricants can be more than $100 per gallon.

Business Strategy

Platinum LP's business model is to control the manufacturing and pricing of the material and license and sell products based on the PRO Technology to aligned industry leaders within various fields of use. Platinum LP is exploring several avenues to the commercial market including joint ventures, marketing and distribution agreements, and licensing opportunities. This will enable Platinum LP to expedite its commercialization efforts and exploit the large global market opportunity available for its technology.

Sales & Marketing

Platinum LP currently markets its anti-wear and anti-friction compounds to grease manufacturers. In other product lines, it is currently in a pre-market research and development stage. Platinum LP intends to rely on third parties to sell and market its products.

Principal Suppliers

Platinum LP has several suppliers of required chemicals which are manufactured to industry standards. In addition, Platinum LP has developed and holds patent applications on the manufacturing processes for one key proprietary component. Platinum LP has currently shared this manufacturing knowledge with one supplier and has worked with this supplier to scale-up the processes. If market conditions require additional manufacturers to meet Platinum LP demand, Platinum LP has the skills and knowledge to transfer the proprietary manufacturing processes to other fluorinated material manufacturers.

Competition

More than 200 companies participate in the U.S. lubricants industry, including both independent firms and large petroleum concerns. Although the industry encompasses many products, lubricants are generally grouped into automotive and industrial segments. Many lubricant suppliers provide products for both segments, primarily because applications overlap. The U.S. lubricant industry is dominated by major petroleum companies because of the large economies of scale needed for refining operations, distribution and marketing. Leading suppliers include Afton Chemical Corporation, a subsidiary of NewMarket Corporation (formerly Ethyl Corporation), BP PLC, Chevron Oronite Company, a subsidiary of ChevronTexaco Corporation, Exxon Mobil Corporation, Lubrizol Corp., Pennzoil-Quaker State, Royal Dutch/ Shell Oil Company and Valvoline, a subsidiary of Ashland Inc., Shell Oil Company and Exxon Mobil Corporation, Chevron Oronite Company, a subsidiary of ChevronTexaco Corporation, and Afton Chemical Corporation, a subsidiary of NewMarket Corporation (formerly Ethyl Corporation).

Smaller companies are being forced out of the business, primarily due to these requisite economies of scale as well as by increasingly stringent environmental standards that raise operating costs. Smaller companies that do effectively compete in the industry do so by offering value-added products and responding to customer needs in a more timely fashion than their larger competitors.

Research and Development

Platinum LP has developed in-house all of the lubricant additives it intends to manufacture and sell. The PRO Technology has been developed by a team of scientists and chemical, lubricant and oil industry experts over a period of nine years. The controlling partner of Platinum LP has invested millions of dollars over this period to fund Platinum LP's research and development efforts.

Platinum LP has established an alliance with the University of Texas at Arlington to collaborate on research, development, testing and ultimately, commercialization efforts. Platinum LP has utilized a number of mechanical testing laboratories equipped with a variety of gasoline and diesel engines, driveline and other mechanical equipment to evaluate the performance of additives for lubricants and fuels. In addition, Platinum LP makes extensive use of independent research firms. Global field testing is conducted through various arrangements with third parties.

Platinum LP's research and development efforts have resulted in proprietary formulations and processes protected by four U.S. patents, six U.S. patent applications, two continuation-in-part applications and several trade secrets. Platinum LP has filed these patents or patent applications in key jurisdictions in the international market or the U.S. patent applications are protected under PCT filings. These proprietary formulations and processes use specific chemical compounds that can act as a catalyst, a reactant or both to provide surface and substrate modification in both liquid and solid lubricants to wear surfaces such as iron, steel, and aluminum.

Platinum LP's consolidated research and development expenditures were approximately $125,000 in each of 2006, 2005 and 2004, and research and development expenditures for 2007 are estimated to be approximately $225,000, with such expected increase in 2007 attributable to increased development efforts.

Proprietary Rights

Platinum LP's intellectual property, including its patents, licenses, and trademarks, is an important component of its business. Platinum LP actively protects its inventions, new technologies, and product developments by filing patent applications or maintaining trade secrets Platinum LP's research and development efforts have resulted in proprietary formulations and processes protected by four U.S. patents, six U.S. patent applications, two continuation-in-part applications and several trade secrets.

In March 1999, Platinum LP's first patent application was issued by the U.S. Patent Office as U.S. patent Number 5,877,128: the patent is entitled "Catalyzed Lubricant Additives and Catalyzed Lubricant Systems Designed to Accelerate the Lubricant Bonding Process". A second patent, U.S. Patent Number 6,258,758 B1, entitled "Catalyzed Surface Coating Compositions and Methods" was granted in the first quarter of 2001. A third patent, U.S. Patent Number 6,362,135 entitled "Catalyzed Compositions and Methods for Use in Vehicle Surface Anti-Icing and Other Applications" was granted in the first quarter of 2002. A fourth patent entitled "Engine Oil Additive" was allowed and published on July 11, 2006 as U.S. Patent Number 7,074,745.

Platinum LP takes care to respect the intellectual property rights of others and believes its products do not infringe upon those rights. Platinum LP intends to vigorously participate in patent opposition proceedings around the world, where it believes that those proceedings are necessary to secure a technology base that is free of infringement.

Employees

Platinum LP has no employees. Instead, it depends on its Board of Directors and third party contractors to maintain and advance its business interests. Management of Platinum LP anticipates that Platinum LP on close of the Transaction will hire employees and third party contractors as needed to advance its business. However, Platinum LP does not expect a significant change in the number of its employees in the upcoming year.

Description of Property

Platinum LP currently occupies leased office space at 2828 Routh Street, Suite 500 Dallas, Texas 75201. The current facilities occupied by Platinum LP are expected to meet Platinum LP's operational needs for the coming two to three years. Platinum LP pays an annual rent of $26,013 for these premises.

Environmental Compliance and Government Regulation

Environmental and regulatory considerations play a significant role in the manufacture, transport, use and disposal of lubricants. Regulatory guidelines and legislation originate from a number of sources, namely government agencies such as the Environmental Protection Agency and the Occupational Safety and Health Administration. Other regulatory or product approval agencies include internal industry participants and/or associations, primarily the International Lubricant Standardization and Approval Committee, the American Petroleum Institute, ASTM International and the Society of Automotive Engineers.

Testing and regulation of more specialized products are often overseen by related associations. In the U.S., the most sweeping of such regulations was the Clean Air Act of 1970 and subsequent amendments, which placed stringent requirements on refined petroleum products. Essentially, these regulations are pushing the limits of conventional lubricants and necessitating the development of products that help achieve cleaner, more efficient motor operation, while not releasing hazardous emissions or volatile organic compounds into the atmosphere. Provisions of the Clean Air Act Amendments that affect lubricant producers include sections on urban smog, toxic air pollutants, acid rain and ozone depletion substances.

Other regulatory considerations involve the Federal Trade Commission (FTC) regarding manufacturers' advertising claims for their lubricant products. The FTC enforces numerous federal antitrust and consumer protection laws. Since a majority of automotive lubricants (e.g., engine oils) are sold at the consumer level, claims about a product's performance are under FTC scrutiny. Even the additives blended into lubricants are subject to FTC scrutiny. The results of FTC violations can include turning over all sales, promotional and testing materials for inspection and notifying the agency of any changes in Platinum LP for a period time.

The nature of Platinum LP's business does not require special environmental or local government approval. Platinum LP believes that it is in material compliance with all environmental laws. The cost of such compliance is minimal for Platinum LP.

Financial Statements

Platinum LP's fiscal year end is December 31st. Platinum LP's audited financial statements for the fiscal year ended December 31, 2005, and unaudited financial statements for the period ended September 30, 2006, appear elsewhere in this proxy statement along with the audited financial statements of Platinum Research and Development L.L.C. for the year ended December 31, 2005.

Management Discussion & Analysis or Plan of Operation

Results of Operations.

Revenue. Platinum LP did not earn any revenue during the fiscal years ended of December 31, 2005 or 2004 or during the nine month periods ended September 30, 2006 or 2005.

Expenses. Platinum LP's operating expenses were much higher in the fiscal year ended December 31, 2005 than in 2004. Platinum LP's operational expenses for the fiscal year ended December 31, 2005 were $2,283,354 as compared to $1,354,452 in the fiscal year ended December 31, 2004. The main expenses were legal expenses, interest expense and loan monitoring costs related to senior debt obligations and other general and administrative expenses. Legal expenses have increased compared to the prior year due primarily to an increased amount of intellectual property development work and related registrations that is being pursued by Platinum LP, and also in connection with recent financing and acquisition transactions.

Platinum LP's operating expenses during the nine month period ended September 30, 2006 were $1,695,354 ($1,715,375 -September 30, 2005) and for the three month period ended September 30, 2006 $568,584 ($578,659 -September 30, 2005).

Liquidity and Capital Resources. As of December 31, 2005, Platinum LP had approximately $3,553,211 in cash on hand ($5,415,995 -December 31, 2004). As of September 30, 2006 Platinum LP had cash on hand of $2,239,665 ($4,005,239 -September 30, 2005).

As of December 31, 2005, Platinum LP had $74,298 in current liabilities as compared to $145,586 in current liabilities as of December 31, 2004. Long term debt as of December 31, 2005 and 2004 was $6,000,000. The entire amount of $6,000,000 of the long term debt is owed to one party pursuant to a loan agreement. The debt is secured against all the assets of Platinum LP.

As of September 30, 2006, Platinum LP had $70,250 in current liabilities as compared to $74,843 as of September 30, 2005. Long term debt of $6,000,000 remained unchanged during this period.

Immediately following the closing of the Transaction, Platinum LP will be the sole operating subsidiary of the Company and will hold substantially all of the Company's operating assets, other than (i) the intellectual property used by Platinum LP, which is held by PIP LP, and (ii) the proceeds of the Series "A" Preferred Stock offering completed as part of the Transaction, which will be held by the Company directly. On December 3, 2004, Platinum LP and PIP LP entered into a secured note purchase agreement, which provided for PIP LP to obtain a $6.0 million term loan ("Seattle Loan") from Seattle City Employee's Retirement System ("SCERS"). In connection with the Transaction, SCERS, the Company, Platinum LP, PIP LP, Newlight Capital LLC ("Newlight") and JPMorgan Chase Bank, N.A. entered into an amendment of the Seattle Loan on January 9, 2007, which will be effective upon the closing of the Transaction. The Seattle Loan is governed by a senior secured note issued by PIP LP to SCERS. The principal amount outstanding under the Seattle Loan will continue to bear interest at a fixed rate equal to 14% per annum, which will increase to 19% per annum following any event of default under the senior secured note. Accrued interest on the outstanding principal is payable on a quarterly basis, and all outstanding principal and interest is due and payable on the earlier of (i) the fourth anniversary of the closing of the Transaction or (ii) February 28, 2011. As additional consideration for making the loan, SCERS will receive quarterly participation payments at the end of each fiscal quarter that are equal to the greater of (i) 5% of the Company's gross revenues on a consolidated basis, or (ii) 20% of the Company's consolidated net income, for such quarter. The participation payments will continue until SCERS is paid all of the principal and accrued interest under the Seattle Loan, plus an aggregate $6.0 million in participation payments. SCERS has received no participation payments through the quarter ended December 31, 2006.

PIP LP's performance under the Seattle Loan is secured by all of the assets of PIP LP, including all of the registered intellectual property that will be used in the Company's business. In addition, approximately $1.4 million of the loan proceeds were placed in escrow, representing 18 months of estimated interest expense, in the amount of $1.25 million, and $150,000 of certain estimated fees that are payable in connection with the loan.

As amended, the Seattle Loan is subject to certain financial covenants and restrictions, including limitations on incurring indebtedness or granting liens, mergers or consolidations, distributions, expenditures in excess of budgeted amounts, leases, compensation of management, sale of assets and capital expenditures, which apply equally to PIP LP, Platinum LP and the Company. If PIP LP issues or sells any new promissory note while the Seattle Loan is outstanding, which are on terms that are more favorable than those under the Seattle Loan, as determined in SCERS's sole discretion, then the Seattle Loan will automatically be amended such that those more favorable terms will apply to the Seattle Loan to the same extent as they are to apply under the new promissory note. PIP LP may issue one or more new promissory notes having an aggregate principal amount of no more than $9.0 million, and SCERS will take any actions that are necessary in order to permit the purchasers of such notes to have a security interest and lien that is pari passu with SCERS interests in the collateral securing the Seattle Loan. Any amounts borrowed by PIP LP that are in excess of the $9.0 million limit shall be subordinate to the Seattle Loan.

Newlight serves as the monitoring agent on behalf of SCERS. In consideration for those services, Newlight received a placement fee of $450,000 at the initial funding and will continue to receive $120,000 in annual monitoring fees after the Transaction. Newlight currently holds equity options in Platinum LP and will receive substitution options for 1,909,938 shares of the Company's common stock upon closing of the Transaction, representing approximately 1.50% of the outstanding shares, on a fully diluted basis, after the closing of the Transaction. Newlight also serves as a consultant to Platinum LP in connection with its intellectual property commercialization efforts as well as in raising additional capital. Newlight receives a percentage of the total additional capital raised or revenues generated from intellectual property commercialization as compensation for such consulting services.

Capital Requirements. Upon consummation of the Transaction, Platinum LP believes it will have sufficient capital on hand to meet its financial needs for the twelve months following the closing. Platinum will need to raise additional capital if it is to expand its business operations beyond its current level, or if it is otherwise unable to achieve operating revenue that is sufficient to support such expansion. Platinum LP's inability to raise additional capital in the future will limit or eliminate our ability to implement any business strategy whatsoever. Future debt financings, if available, may result in increased interest and amortization expense, increased leverage, decreased income available to fund further acquisitions and expansion and may limit our ability to withstand competitive pressures and render us more vulnerable to economic downturns. Future equity financings may dilute the equity interest of our existing stockholders.

Off-Balance Sheet Arrangements. Platinum LP does not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to its stockholders.

Market for Platinum LP's Common Equity and Related Stockholders Matters

The securities of Platinum LP are not listed on a public market. Platinum LP is owned 75.9 % by Lubrication Partners, L.P., 23.1% by Lubrication Partners JV, and 1.0% by Platinum IP Management, Inc. Lubrication Partners LP owns a controlling interest in Lubrication Partners JV, and is the managing venturer of Lubrication Partners JV. EFO GenPar, Inc. is the general partner of Lubrication Partners LP.

Dividend Policy. Platinum LP has not declared or paid any cash dividends since inception and does not intend to pay any cash dividends in the foreseeable future.

Equity Compensation Plan. Platinum LP previously adopted the Platinum Research Organization, L.P. Equity Option Plan, effective September 1, 2006, in order to retain and attract employees, consultants and directors who contribute to the success of Platinum LP by their ability, ingenuity and industry, and to enable such persons to participate in the long-term success and growth of Platinum LP by giving them a proprietary interest in Platinum LP through the granting of options to acquire equity interests in Platinum LP. As of the date of this filing, the following equity options have been granted and remain outstanding:

Name of LP Optionees	Percentage Interest
The Fairmount Company	10.00%*
Newlight Capital Consulting, Inc.	1.50%
Tom Plaskett	0.83%
Allan McArtor	0.83%
Mike McMillan	0.83%
Ben du Pont	0.83%
Arnold Burns	0.83%
Ted Brombach	0.83%
Matt Hawkins	2.00%
Hal Shaub	0.50%
David Owen	0.50%
Sandy deBarr	0.02%
Julie Krupala	0.02%

* Note, Cork Jaeger owns an approximately 36% interest in The Fairmount Company.

Reports to Securities Holders. Platinum LP is currently not required to file annual, quarterly and special reports, information statements and other information with the SEC as it is not registered under the Securities Act of 1934.

Legal Proceedings

Platinum LP is not a party to any material legal proceeding, nor to the knowledge of Platinum LP is any such proceeding threatened against it or any of its subsidiaries.

Changes and Disagreements with Accountants

Platinum LP has had no change in, or disagreements with its principal independent accountant since their appointment.

APPROVAL OF REINCORPORATION FROM NEVADA TO DELAWARE

Description of Reincorporation Merger

On February __, 2006, an Agreement and Plan of Reincorporation was signed by and between us and Delaware Platinum Research Organization, Inc., a corporation incorporated in the State of Delaware (the "Delaware Company"). The Agreement and Plan of Reincorporation is referred to in this Proxy Statement as the "Reincorporation Merger Agreement" and the transactions contemplated by the Reincorporation Merger Agreement are referred to in this Proxy Statement as the "Reincorporation."

The Reincorporation Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code, whereby we will be merged with and into Delaware Company, our separate corporate existence shall cease, and Delaware Company shall continue as the surviving corporation of the Reincorporation. Immediately following the Reincorporation, all of the officers and directors of the Company shall become the officers and directors of the surviving corporation, and the certificate of incorporation and bylaws of the Delaware Company, currently adopted under Delaware law, shall become the governing charter documents of the surviving corporation.

The Board of Directors has recommended that our state of incorporation be changed from Nevada to Delaware. Reincorporating our business in Delaware will not result in a material change in our business, management, assets, liabilities or net worth, and it will allow us to take advantage of certain provisions of the corporate laws of Delaware. Additionally, as a consequence of our Reincorporation, we are making changes to our charter documents.

The following are answers to some of the questions about the Reincorporation that you, as one of our stockholders, may have. We urge you to read this Proxy Statement, including the Reincorporation Merger Agreement, carefully because the information in this section is not complete.

Reasons for the Reincorporation

Our Board of Directors believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and our stockholders. As explained in more detail below, these reasons can be summarized as follows:

  it is a requirement under the Contribution Agreement;
  greater flexibility and responsiveness of Delaware Law to corporate needs; and
  enhanced ability of Delaware corporation to retract and retain qualified independent directors.

Greater Flexibility and Responsiveness to Corporate Needs. Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law, seeks to facilitate corporate transactions and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues and transactions such as financings, Reincorporations and acquisitions and dividends. Moreover there is a substantial body of case law construing Delaware's corporate statutes. As a result of these factors, it is anticipated that Delaware Law will provide greater flexibility in our legal affairs than is presently available under Nevada Law.

The interests of our Board of Directors, management and affiliated stockholders in voting on the reincorporation proposal may not be the same as those of unaffiliated stockholders. Delaware Law does not afford minority stockholders some of the rights and protections available under Nevada Law. A detailed discussion of the principal differences between Delaware and Nevada Law as they affect stockholders is set forth in the section below entitled "Comparison of Rights of Securityholders."

Enhanced Ability to Attract and Retain Directors. We have a relatively small market capitalization compared to many other publicly traded companies. This will in our Board's view, result in the Company facing significant competition for qualified and experienced independent directors for the foreseeable future. The current corporate governance environment and particularly the consequences of the Sarbanes-Oxley Act of 2002 places a premium on publicly traded corporations having experienced, independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and at least the perception of increased liability of independent directors. Our Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.

As competition for qualified independent directors increases, directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. Our Board of Directors believes that reincorporation in Delaware will enhance our ability to attract and retain directors. The vast majority of public corporations are domiciled in Delaware. Not only is Delaware Law most familiar to directors, as noted below, Delaware Law provides greater flexibility and responsiveness to corporate needs. As a result, our Board of Directors believes that the more favorable corporate environment afforded by Delaware will enable us to compete more effectively with other public companies, many of whom are already incorporated in Delaware, to retain our current directors and attract and retain new directors.

Material Terms of the Reincorporation

In order to effect the Reincorporation, we will be merged with and into Delaware Company. Prior to the Reincorporation, the Delaware Company will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of the Delaware Company and its telephone number are the same as those of the Company. As part of its approval and recommendations of our reincorporation in Delaware, our Board of Directors has approved, and recommends to our stockholders for their adoption and approval, the Reincorporation Merger Agreement pursuant to which we will be merged with and into the Delaware Company. The full texts of the Reincorporation Merger Agreement, Certificate of Incorporation, Bylaws and Certificate of Designation of the successor Delaware corporation under which the Company's business will be conducted after the Reincorporation are attached hereto as Exhibit "D", Exhibit "A", Exhibit "B" and Exhibit "C", respectively. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits.

Our Board of Directors has determined that the Reincorporation and the terms of the Reincorporation Merger Agreement between the Company and Delaware Company are in the best interests of our stockholders. The Reincorporation is to be effected through a conversion of our shares of common stock currently issued and outstanding into shares of common stock of Delaware Company.

The terms of the Reincorporation Merger Agreement are more fully described below.

Terms of the Reincorporation Merger Agreement

The following discussion summarizes the material terms of the Reincorporation Merger Agreement but does not purport to be a complete statement of all provisions of the Reincorporation Merger Agreement and is qualified in its entirety by reference to the Reincorporation Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit "D". Stockholders are urged to read the Reincorporation Merger Agreement carefully as it is the legal document that governs the Reincorporation.

The Reincorporation. Subject to the terms and conditions of the Reincorporation Merger Agreement, the Company shall be merged with and into the Delaware Company, the Company's separate legal existence shall cease and the Delaware Company shall continue as the surviving corporation.

Effect of the Reincorporation. The presently issued and outstanding shares of the Company's common stock shall be converted on a one-for-one basis into shares of the Delaware Company's common stock. Presently issued and outstanding options, warrants and other derivatives to purchase the Company's common stock shall evidence a derivative to purchase a like number of shares of common stock of the Delaware Company on the same terms and conditions as stated in the respective option, warrant or other derivative agreement currently applicable to the Company's common stock. The Delaware Company, as the surviving corporation, shall continue unaffected and unimpaired by the Reincorporation with all of its purposes and powers. The Delaware Company shall be governed by Delaware Law and succeed to all rights, assets, liabilities and obligations of the Company in accordance with Delaware Law and Nevada Law.

Certificate of Incorporation and Bylaws of the Delaware Company Following the Reincorporation. The Reincorporation Merger Agreement provides that the Certificate of Incorporation and Bylaws of the Delaware Company, as in effect at the Effective Time, will be the Certificate of Incorporation and Bylaws, respectively, of the surviving corporation following the Reincorporation.

Directors and Officers of the Delaware Company Following the Reincorporation. The incumbent officers and directors of the Company will also be the officers and directors of the Delaware Company, as the surviving corporation, following the Effective Time.

Conditions to the Reincorporation. The obligations of the Company and the Delaware Company to effect the Reincorporation are subject to the satisfaction or waiver on or prior to the Effective Time of the approval by our stockholders of the Reincorporation Merger Agreement. In addition, both the Company and the Delaware Company shall have taken all necessary action to authorize the execution, delivery and performance of the Reincorporation Merger Agreement.

Certain United States Federal Income Tax Consequences

The Reincorporation is intended to qualify for federal income tax purposes as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code. In general, no gain or loss will be recognized for federal income tax purposes by holders of our common stock with respect thereto on the conversion of shares of our common stock into shares of the Delaware Company's common stock and no gain or loss will be recognized for federal income tax purposes by the Company or Delaware Company.

Accounting Treatment of the Reincorporation

The transaction is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquiror and the Delaware Company is the legal acquiror. The management of the Company will be the management of the Delaware Company. Since the Reincorporation is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Reincorporation are expected to be accounted for as a reduction of additional paid-in capital.

Litigation

There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its stockholders would be affected if the Company currently were subject to the provisions of Delaware Law rather than Nevada Law.

Comparison of Rights of Securityholders

General. Our Board of Directors has recommended that the Company's state of incorporation be changed from Nevada to Delaware. Reincorporation in Delaware will not result in a material change in the business, management, assets, liabilities or net worth of the Company. The effects of the proposed change are summarized below.

Assuming our stockholders approve the Reincorporation and upon acceptance for filing of the appropriate certificate of reincorporation and the articles of reincorporation by the Secretary of State of Delaware and the Secretary of State of Nevada, respectively, the Company will be merged with and into the Delaware Company pursuant to the Reincorporation Merger Agreement, resulting in a change in our state of incorporation, or the Reincorporation. We will then be subject to Delaware Law and the Delaware Corporation's Certificate of Incorporation, Bylaws and Certificate of Designation set forth in Exhibit "A", Exhibit "B" and Exhibit "C, respectively. Upon the effectiveness of the Reincorporation, each outstanding share of stock of the Company will automatically be converted into shares of the corresponding class of stock of the Delaware Company, on a one-for-one-basis. Outstanding derivatives to purchase the Company's common stock and preferred stock will be converted into derivatives to purchase the same number of shares of the Delaware Company's common stock and preferred stock, respectively.

IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF THE DELAWARE COMPANY. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

The Company is a Nevada corporation, and Nevada Law and the Articles of Incorporation and the Bylaws of the Company govern the rights of its stockholders. The Delaware Company is a Delaware corporation and the rights of its stockholders are governed by Delaware Law and the Certificate of Incorporation and Bylaws of the Delaware Company.

Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware ("Delaware Law") and Chapters 78 and 92A of the Nevada Revised Statutes ("Nevada Law") to understand how these laws apply to the Company and Delaware Company.

Action by Directors Without a Meeting. Nevada and Delaware Law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting.

Nevada. Nevada Law provides that unless otherwise restricted by the articles of incorporation or bylaws, written action to be taken unanimously by all members of the Board of Directors is lawful. The Company's Article of Incorporation and Bylaws do not contain any restrictions to written action being taken by the Board of Director in lieu of a meeting.

Delaware. Delaware Law provides for written action to be taken unanimously by all members of the Board of Directors. Delaware Law does not contain any advance written consent or opposition provision.

Conflicts of Interest. Under both Nevada Law and Delaware Law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Nevada and Delaware Law. Under Nevada and Delaware Law, (1) either the stockholders or the Board of Directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of Board approval, the contract or transaction must also be "just and reasonable" (in Nevada) or "fair" (in Delaware) to the corporation; or (2) the person asserting the validity of the contract or transaction can prove that such agreement was just and reasonable or fair as to the corporation at the time it was approved. Neither the Company nor Delaware Company is aware of any plans to propose any transaction involving directors that could not be so approved under Nevada Law but could be so approved under Delaware Law.

Number of Directors. Nevada. Nevada Law provides that a corporation must have at least one director, and may provide in its articles of incorporation or bylaws a fixed or variable number of directors within a fixed minimum and maximum number of directors and provide for the manner which the number of director may be changed. Under the Articles of Incorporation of the Company, the Board of Directors may consist of from one (1) to nine (9) directors, as determined, from time to time, by the then existing Board of Directors.

Delaware. Delaware Law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Under the Bylaws and the Certificate of Incorporation of the Delaware Company, the number of directors shall be determined by resolution of the Board of Directors.

Classified Board of Directors. Both Nevada and Delaware permit a corporation's bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes while Nevada Law does not limit the number of classes but requires at least one-fourth in number of the directors of every corporation must be elected annually. The Company does not currently have a classified board of directors.

Removal of Director. Nevada. Under Nevada Law, unless a corporation's articles of incorporation or bylaws provide otherwise, a director may be removed with or without cause by the affirmative vote of a 2/3 majority of the stockholders or the affirmative vote of a 2/3 majority of the class or series of shares entitled to elect that director.

Delaware. Under Delaware Law, a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors except under limited circumstances. A director of a Delaware corporation that has a classified board may only be removed for cause, unless the certificate of incorporation provides otherwise. The Bylaws of the Delaware Company provide that a director may be removed at any time, with our without cause, by a majority vote of the stockholders.

Vacancies on Board of Directors. Nevada. Under Nevada Law, unless the articles of incorporation or bylaws provide otherwise, all vacancies, including those caused by an increase in the number of directors, may be filled by the affirmative vote of a majority of directors then in office, even though less than a quorum. Any director so elected shall hold office during the remainder of the term of office or until a qualified successor is elected at the next regular or special meeting of stockholders. The Company's Bylaws follow these provisions.

Delaware. Under Delaware Law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Certificate of Incorporation of the Delaware Company provides that a vacancy on the board of directors shall only be filled by the affirmative vote of a majority of the remaining directors.

Standard of Conduct for Directors. Nevada. Nevada Law provides that a director must discharge the director's duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who complies with such standards may not be held liable by reason of being a director or having been a director of the corporation.

Delaware. Under Delaware Law, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. When directors act consistently with their duties of loyalty and care, their decisions generally are presumed to be valid under the business judgment rule.

Indemnification of Directors and Officers. Nevada Law and Delaware Law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware Law and Nevada Law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware Law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or by-laws provides for mandatory advancement. Under Nevada Law, the articles of incorporation, by-laws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The Articles/Certificate of Incorporation and By-laws of our company provide for the mandatory advancement of expenses to directors, officers and employees.

Limitation of Liability. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Delaware Company's Certificate of Incorporation will limit the liability of the directors to the fullest extent permitted by law.

While Nevada Law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from its limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty.

Neither our Articles of Incorporation nor our By-Laws limit the personal liability of our directors and officers. Delaware Company's Certificate of Incorporation adopts a narrow limitation on liability, and directors will therefore remain potentially liable to Delaware Company in the event of (i) a breach of the director's duty of loyalty to Delaware Company or its stockholders, (ii) for acts and omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any matter in respect of which such director shall be held liable under Section 174 of Title 8 of the Delaware General Corporation Law or any amendment thereto, or (iv) for any transaction from which the director derived an improper personal benefit. Delaware Company, however, may determine to indemnify these persons in its discretion subject to the conditions of the Delaware Law and its Certificate of Incorporation and By-laws.

Treasury Shares. Nevada Law and Delaware Law both allow the Company to hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not considered outstanding shares and therefore do not receive any dividends and do not have voting rights.

Amendment of Articles of Incorporation and Certificate of Incorporation. Nevada Law and Delaware Law both provide that the certificate of incorporation of a corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote and by the affirmative vote of and a majority of each class entitled to vote as a class thereon. Delaware Law also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by Delaware Law. Nevada Law provides that the articles of incorporation of a corporation may require a greater vote than otherwise would be required under Nevada Law.

Amendment of Bylaws. Nevada. Under Nevada Law unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The Bylaws of the Company follow this provision.

Delaware. Under Delaware Law, stockholders have the authority to make, alter, amend or repeal the bylaws of a corporation and such power may be delegated to the board of directors. The Delaware Company's Bylaws provide that the directors may amend the bylaws, and an affirmative vote of 66 2/3 % of the Delaware Company's outstanding voting shares is required to amend the bylaws.

Stockholder Action. Under both the Nevada Law and Delaware Law, action on certain matters, including the sale, lease or exchange of all or substantially all of the Company's property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the voting power. With regard to the sale of "substantially all" assets, under Delaware Law the definition of "substantially all" has been left to case law to be determined. Delaware case law requires both a quantitative and qualitative analysis of the assets being sold in order to determine if they constitute "substantially all" and, as a result, there is often substantial uncertainty regarding the need for stockholder approval when a corporation disposes of a significant amount of its assets. The Nevada statute provides that stockholder approval is required for an asset sale of "all of the assets" of a corporation.

Both states' laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. The

Company's Articles do not contain such a provision. However, the Delaware Company's Certificate of Incorporation contains a provision requiring the affirmative vote of 66 2/3 % of the outstanding voting shares to amend the Certificate of Incorporation.

Stockholders' Action Without a Meeting. Nevada. Under Nevada Law, any action required or permitted to be taken at a stockholders' meeting of a publicly held company may be taken without a meeting by written consent signed by a majority of the stockholders entitled to vote on such action. This power can be restricted by a corporation's articles of incorporation or bylaws.

Delaware. Delaware Law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the stockholders. Stockholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. Generally, holders of a majority of the Company's outstanding shares may take action by written consent in lieu of a stockholder meeting. However, Delaware Law also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting.

Special Meetings. Nevada. Unless otherwise provided in the articles of incorporation or bylaws of a corporation, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors. According to the Company's Bylaws, special meetings of the Company's stockholders may be called by the Chairman of the Board or the President or by the Board of Directors and shall be called by the Secretary of the Company upon the written request of stockholders holding of record at least 50% of the outstanding shares of stock of the Corporation entitled to vote at such meeting. Such written request shall state the purpose or purposes for which such meeting is to be called.

Delaware. Delaware Law provides that special meetings of the stockholders of a corporation may be called by the corporation's board of directors or by such other persons as may be authorized in the corporation's certificate of incorporation or bylaws. The Delaware Company's Bylaws provide that special meetings may be called only by the Board, the Chairman or Chief Executive Officer, or the holders of not less than 25% of all shares entitled to cast votes at those meetings.

Advanced Notice. Nevada. When required, Nevada Law requires that notice be given at least 10 days before the date of the meeting and not more than 60 days before the date of the meeting. The Bylaws of the Company follow this provision.

Delaware. When required, Delaware Law requires that notice be given not less than 10 nor more than 60 days before the date of a meeting. With regard to stockholder proposals for inclusion at our annual meting, the Delaware Company Bylaws require timely notice, which is not less than 120 days prior to the date the Proxy Statement was released to the stockholders in connection with the previous years annual meeting.

Dividends. Nevada. Generally, a Nevada corporation may pay a dividend at the discretion of its board of directors. Nevada Law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Delaware. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Anti-Takeover Legislation. Both Nevada Law and Delaware Law contain provisions intended to protect stockholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the NRS and the DGCL differ in a number of respects, and it is not practical to summarize all of the differences. However, the following is a summary of certain significant differences.

The Nevada control share acquisition statute establishes various disclosure and stockholder approval requirements that must be satisfied by individuals or companies. Delaware has no comparable provision. The Nevada statute requires disinterested stockholder approval for any "control share acquisition" of stock of an "issuing public corporation." A "control share acquisition" includes any share acquisition that exceeds specified levels of voting power (20%, 33 1/3%, and 50%) of the stock of the target. An "issuing corporation" is a corporation which is incorporated under or governed by the Nevada corporate statute and has at least 200 stockholders. The Company is subject to the statute; the Delaware Company, because it is a Delaware corporation, will not be subject to the statute. Accordingly, stockholders who acquire shares without stockholder approval and in excess of a designated percentage of outstanding shares lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the stockholders at an annual or special meeting of the stockholders. There are a number of important exclusions intended primarily to distinguish hostile acquisitions from transactions negotiated and approved by the management and stockholders, including exclusions for shares acquired (i) pursuant to a merger, plan of exchange or sale of assets, (ii) directly from the target issuer, (iii) in a cash tender offer for all outstanding shares if the offer has been approved in advance by the board of directors of the target, and (iv) by employee benefit plans. The Nevada control share acquisition statute applies unless the "issuing corporation" opts out of the statute in its articles of incorporation or bylaws. The Company has opted out of these provisions.

While there is no Delaware statute comparable to the Nevada control share acquisition statute, both Nevada and Delaware have business combination statutes that are intended primarily to deter takeover bids which propose to use the target's assets as collateral for the offeror's debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations.

Restrictions on Business Combinations. Both Delaware Law and Nevada Law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder.

Delaware. Under Delaware Law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware Law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

Nevada. Nevada Law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation. The Company has opted out of these provisions.

Inspection of Corporate Records. Nevada. Under Nevada Law, any person who has been a stockholder of record of a corporation for at least six months immediately preceding his demand, or any person holding, or authorized in writing by the holders of, at least 5% of all of its outstanding shares, on at least 5 days' written demand is entitled to inspect and copy in person or by a legal representative, during usual business hours, the corporation's articles of incorporation, bylaws and share register.

Delaware. Delaware Law also permits any stockholder of record, upon compliance with certain procedures, to inspect a list of stockholders and the corporation's other books and records for any proper purpose reasonably related to such person's interest as a stockholder, upon written demand under oath stating the purpose of such inspection. Delaware Law, however, contains no provision comparable to the absolute right of inspection provided by Nevada Law to certain stockholders.

Approval of Certain Corporate Transactions. Under both Nevada Law and Delaware Law, with certain exceptions, any merger, consolidation, or sale of all or substantially all of the Company's assets must be approved by the board of directors and by a majority of the outstanding shares entitled to vote. Under Nevada Law, similar board and stockholder approval is also required in connection with certain additional acquisition transactions. See "Appraisal Rights."

Class Voting in Certain Corporate Transactions. Nevada. Under Nevada Law, with certain exceptions, any merger, certain sales of all or substantially all the assets of a corporation, and certain other transactions must be approved by a majority of the outstanding shares of each class of stock (without regard to limitations on voting rights).

Delaware. Delaware Law does not generally require class voting, except in connection with certain

Appraisal Rights in Connection with Corporate Reorganizations and Other Actions. Under both Nevada Law and Delaware Law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such stockholder may receive cash in the amount of the fair market value of the shares held by such stockholder (as determined by agreement of the corporation and the stockholder or by a court) in lieu of the consideration such stockholder would otherwise receive in the transaction.

Under Delaware Law, such appraisal rights are not available to (1) stockholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders; or (2) stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

Nevada Law provides that stockholders have the right to dissent and instead demand payment of the fair cash value of their shares in the event of (i) a merger, if approval by the stockholders is required or if the Nevada corporation is a subsidiary and is merged with its parent; (ii) plan of exchange in which the Nevada corporation's securities will be acquired; or (iii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws, or a board resolution provides for dissenters' rights.

Unless a corporation's articles of incorporation provide otherwise, dissenters do not have rights of appraisal with respect to a merger or consolidation by a corporation, if the shares of the corporation are either (i) listed on a national securities exchange, (ii) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (iii) held by at least 2,000 stockholders of record. However, this exception does not apply if the stockholders receive in exchange for their shares anything other than cash, shares, or cash and shares. In each case, the shares must be of the surviving corporation, or of another corporation that is publicly listed or held by more than 2,000 stockholders.

Delaware Law does not provide stockholders of a corporation with appraisal rights when the corporation acquires another business through the issuance of its stock (1) in exchange for the assets of the business to be acquired, (2) in exchange for the outstanding stock of the corporation to be acquired, or (3) in a merger of the corporation to be acquired with a subsidiary of the acquiring corporation. Nevada Law treats these kinds of acquisitions in the same manner as a direct merger of the acquiring corporation with the corporation to be acquired

Stockholder Derivative Suits. Nevada Law provides that a stockholder bringing a derivative action on behalf of a corporation need not have been a stockholder at the time of the transaction in question, provided that certain tests are met. Under Delaware Law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law. Nevada Law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff stockholder to furnish a security bond. Delaware does not have a similar bond requirement.

Abandonment of Reincorporation

Notwithstanding stockholder approval, the Board of Directors of the Company may terminate the Reincorporation Merger Agreement and abandon the Reincorporation at any time before consummation of the Reincorporation if: (i) stockholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to such dissenting stockholders; or (ii) the Board of Directors of the Company determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its stockholders. In the event the Reincorporation Merger Agreement is terminated, the Board of Directors abandons the Reincorporation, or the Company's stockholders fail to approve the Reincorporation, the Company would remain a Nevada corporation.

ADOPTION OF NEW CHARTER DOCUMENTS

Under Nevada Law, the constating documents of a company consist of its Articles of Incorporation and Bylaws ("Pre-existing Charter Documents"). Under Delaware Law, the constating documents of a company which has been continued into Delaware are its Certificate of Incorporation ("Certificate") and Bylaws ("Bylaws") (the Certificate and Bylaws together, the "New Charter Documents"). Upon continuance into Delaware, the Company's Pre-existing Charter Documents will be deemed to constitute the Memorandum and Articles of the Company unless New Charter Documents have been adopted by the stockholders of the Company. As part of the continuance, certain provisions of the Pre-existing Charter Documents need to be revised in order to be in conformity with Delaware Law. The New Charter Documents being proposed comply with the necessary requirements of Delaware Law and allow the Company to take advantage of certain business flexibilities available under Delaware Law.

This discussion of the Certificate of Incorporation and Bylaws of Delaware Company is qualified by reference to Exhibits "A" and "B", attached to this Proxy Statement.

The following is a summary of certain changes contained in the new Charter Documents:

  Change in Number of Directors. Delaware Law and Nevada Law permits corporations to provide in their certificate of incorporation that their boards of directors are empowered to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws, unless the number of directors is fixed in the certificate of incorporation, in which case a change in the number of directors may be made only by amendment to the certificate of incorporation.

  The Articles of Incorporation of the Company provide for not less than one nor more than nine directors and permit the exact number to be fixed within that range by the Board or the stockholders. Accordingly, if more than nine directors were desired, the Articles of Incorporation of the Company must be amended to increase the number of directors. The Certificate of Incorporation of Delaware Company does not limit the number of directors. The Certificate of Incorporation of Delaware Company sets the number of directors at one (1) prior to the Reincorporation Merger and seven (7) immediately after the Reincorporation Merger. The Certificate of Incorporation allows the number of directors of Delaware Company to be set thereafter exclusively by the Board of Directors through a majority resolution of the directors without stockholder approval. Accordingly, the board of directors of Delaware Company can increase the size of the Board of Directors to a number greater than seven, whereas the board of directors of the Company would need stockholder approval to amend the Articles of Incorporation of the Company to increase the number of directors to a number greater than nine.

  Cumulative Voting. Under Delaware Law and Nevada Law, cumulative voting may be authorized in the certificate of incorporation. Neither the Articles of Incorporation of the Company nor the Certificate of Incorporation of Delaware Company provide for cumulative voting, and stockholders will not be able to call for cumulative voting for directors.

  In an election of directors under cumulative voting, each share of voting stock is entitled to vote the number of votes to which such share would normally be entitled, multiplied by the number of directors to be elected. A stockholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the stockholder may choose. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board. Without cumulative voting, the holders of a majority of the shares present at an annual meeting would have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of a majority of the stockholders voting. Without cumulative voting, any director, or the entire board of directors of a corporation, may be removed with or without cause with the approval of a

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majority of the outstanding shares entitled to vote at an election of directors.

  Filling Vacancies on the Board of Directors. Under Nevada law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's stockholders. The Company's Bylaws authorize directors to fill vacancies created by removal of a director by the stockholders or court order.

  Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws. The Certificate of Incorporation and Bylaws of Delaware Company permit any such vacancies, including vacancies created by removal, to be filled by a majority of the Board of Directors, even if less than a quorum, or by a sole remaining director.
  Stockholder Proposal Notice Provisions. There is no specific statutory requirement under Nevada Law or Delaware Law with regard to advance notice of director nominations and stockholder proposals. Absent a bylaw restriction, director nominations and stockholder proposals are subject to federal securities laws, which generally provide that any stockholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the Proxy Statement was released in connection with the previous year's annual meeting.

  The Company Bylaws are silent regarding notice requirements for director nominations and stockholder proposals. Delaware Company Bylaws provide that for director nominations proposals to be properly brought before an annual meeting, the stockholder must have delivered timely notice to the Secretary of the Company. The provisions of Delaware Company Bylaws provides for the following timeliness of such notice: To be timely, a stockholder proposal to be presented at an annual meeting shall be delivered to the Company's principal executive offices not less than 120 days, prior to the anniversary of the prior year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days prior to or more than 30 days after such anniversary date, timely notice by the stockholder must be delivered not later than the close of business on the 10th day following the day on which public announcement of the date of the meeting was first is made by the Company.

  The Delaware Company Bylaws also contain certain provisions respecting stockholder nominations of directors at special meetings of stockholders. Those Bylaws provide that, at any special meeting at which directors are to be elected pursuant to the Company's notice of meeting, a stockholder may nominate a person or persons for election as director by timely notice delivered to the Secretary of the Company. To be timely, the notice must be delivered not later than the close of business on the 10th day following the day on which public announcement is first made of the date of the meeting and of the nominees proposed by the Board for election at such meeting. Neither the Company Bylaws nor Nevada Law contains such provisions respecting stockholder nominations of directors at special meetings.
  Stockholder Power to Call Special Stockholders' Meeting. Under Nevada Law and the Bylaws of the Company, a special meeting of stockholders may be called by the board of directors, the Chairman of the Board, the President, or the holders of shares entitled to cast not less than fifty percent (50%) of the votes at such meeting. Nevada Law authorizes charter or bylaw provisions identifying additional persons who may call special meetings, though no such additional persons are identified in the Articles of Incorporation or Bylaws of the Company.

Under Delaware Law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Certificate of Incorporation and Bylaws of Delaware Company provide stockholders with a right to call a special meeting.

The Delaware Company Certificate of Incorporation and Bylaws provide that a special meeting of stockholders may be called by a majority of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President and shall be called by the President or the Secretary upon the written request of the holders of at least twenty-five percent (25%) of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote for the election of directors, considered as one class, provided that such written request shall state the purpose or purposes of the proposed meeting.

The increase in the number of shares that must be owned by stockholders requesting a meeting is designed to eliminate the need to have special stockholders meetings, in addition to the annual meeting, on proposals that the Board believes do not have significant stockholder interest or urgency, and therefore these changes protect against the expense of a stockholders meeting and the distraction to management when there is not significant interest or urgency in the matter being proposed.

  Director Indemnification: the new Certificate and Bylaws will reflect Delaware Law provisions with respect to the indemnification of directors and officers and other eligible persons. These include the removal of court approval of any agreement to indemnify a director or officer in most cases, as well as mandatory indemnification in certain eligible cases.

  The board of directors of the Company proposes to adopt the New Charter Document. The adoption of the new Charter Documents requires the affirmative vote of not less than a majority of the votes cast at the Special Meeting by the Company's stockholders, in person or by proxy.

  Accordingly, the Company's stockholders will be asked to consider and, if thought advisable, to pass, with or without amendment, a special resolution as follows:

"BE IT RESOLVED THAT:

  The existing article of incorporation and bylaws of the Company be cancelled, and the form of Certificate of Incorporation and Bylaws presented at the Special Meeting be adopted as the Certificate of Incorporation and Bylaws of the Company, effective upon continuance of the Company under Delaware Law, with such amendments thereto as the director or officer, executing the same, may approve; such approval to be conclusively evidenced by his signature thereto;
  The board of directors, in its sole discretion, may act upon this resolution to effect a change in the Certificate of Incorporation and Bylaws of the Company, or, if deemed appropriate, may choose not to act upon this resolution; and
  Any one or more directors are hereby authorized to execute and deliver and file any and all such applications, declarations, documents and other instruments and do all such other acts and things that may be necessary or desirable to give effect to the provisions of this resolution."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE NEW CHARTER DOCUMENTS.

PLATINUM RESEARCH ORGANIZATION, INC.. INCENTIVE PLAN

In January 2007, the board of directors (the "Board") of the Company adopted the Platinum Research Organization, Inc. Incentive Plan (the "Incentive Plan"), subject to the approval of its stockholders.

The Incentive Plan is an unfunded plan which provides for the granting of incentive stock options, nonstatutory stock options, stock appreciation rights and restricted shares (collectively, "Awards") to employees, directors and consultants of the Company or an affiliate. The Board believes that the Incentive Plan strengthens the Company's ability to attract, retain, and reward employees, directors and consultants by enabling such persons to acquire or increase a proprietary interest in the Company, strengthening the mutuality of interests between such persons and the Company's stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value. The Incentive Plan provides for a reserve of 34,166,667 shares that could be issued in connection with Awards granted under the Incentive Plan.

Summary of the Incentive Plan

The following is a summary of the principal features of the Incentive Plan, together with the applicable tax implications. This summary, however, does not purport to be a complete description of all provisions of the Incentive Plan. The following description is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached as Exhibit "E" to this Form 14A.

Purpose of the Plan

In order to attract, retain and motivate employees, directors, and consultants who perform substantial services for or on behalf of the Company or an affiliate, the Board adopted the Incentive Plan, subject to stockholder approval, pursuant to which Awards consisting of incentive stock options, nonstatutory stock options, stock appreciation rights and restricted shares may be granted to such persons.

Shares Subject to the Plan

The aggregate number of shares of Common Stock subject to the Incentive Plan is 34,166,667. Shares subject to the Incentive Plan include authorized and previously unissued shares, as well as previously issued shares that have been reacquired by the Company. The total number of shares authorized under the Incentive Plan will be subject to increase or decrease in order to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares of Common Stock or other similar event, and will be increased proportionately upon any increase in the total number of shares of Common Stock issued without the Company's receipt of consideration. If any Award granted under the Incentive Plan expires, terminates or is canceled for any reason without having been exercised in full, or if any Shares issued in connection with an Award are repurchased by the Company, the corresponding number of Shares will again be available for Awards under the Incentive Plan. Awards may be granted under the Incentive Plan at any time prior to tenth (10th) anniversary of the effective date of the Incentive Plan (i.e. the 10th anniversary of the date on which the Company shareholders approve the Incentive Plan), as long as the total number of Shares of Common Stock which may be issued pursuant to Awards granted does not exceed the limitations of the Incentive Plan.

Administration

The Incentive Plan is administered by the Board, or, at the option of the Board, a committee appointed by the Board (the group responsible for administering the Incentive Plan is referred to herein as the "Plan Administrator"). The Plan Administrator is vested with full and final authority to administer and interpret the Incentive Plan and to make all determinations necessary or advisable for the administration of the Incentive Plan. Subject to the terms of the Incentive Plan, the Plan Administrator will determine who will receive Awards, the time or times at which Awards will be granted, the type of Awards to be granted, the number of shares of Common Stock covered by each Award, vesting schedules and other limitations on the vesting of the Awards, and such other terms and conditions of each Award as are not inconsistent with the provisions of the Incentive Plan.

Participation in Plan

Employees, directors and consultants of the Company who are selected by the Plan Administrator will be eligible for participation in the Incentive Plan.

Agreements Evidencing Awards

Awards will be evidenced by Award Agreements in such form as the Plan Administrator approves and containing such terms and conditions including the substance of the Incentive Plan and such other terms and provisions as are not inconsistent with the Incentive Plan. Award Agreements need not be identical.

Description of Options

Types of Options. The types of stock options ("Options") that may be granted under the Incentive Plan include: (i) options which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")("Incentive Stock Options"), and (ii) stock options that do not qualify as Incentive Stock Options ("Nonstatutory Stock Options"). Incentive Stock Options may only be granted to employees; however, Nonstatutory Stock Options may be granted to employees, directors or consultants of the Company. The exercise price per share for Common Stock subject to an Option will be determined by the Plan Administrator at the date of grant; provided, that the exercise price for any Option shall not be less than 100% of the fair market value of the Common Stock at the date of grant, as determined by the Board, and if the participant of an Incentive Stock Option owns more than 10% of the total combined voting power of all classes of stock of the Company and its affiliates, as described in Section 422(b)(6) of the Code, the exercise price of any Incentive Stock Option granted to such participant shall not be less than 110% of the fair market value of the Common Stock at the date of grant. Fair market value on any date shall be determined by the Board, in its sole discretion, on the basis of available prices for shares of the Company's Common Stock on the NASDAQ Stock Market or, if not reported on the NASDAQ Stock Market, the average of the high and low bids, or, in the absence of an established market, any other good faith valuation method which complies with the requirements of Code Section 409A.

Payment on Exercise. No shares of Common Stock will be issued on the exercise of an Option unless notice of exercise is received by the Company and the Shares are paid for in full. Payment for shares of Common Stock purchased upon the exercise of an Option may, subject to the terms of the applicable Award Agreement, be made in cash or by wire transfer or check, by execution of a promissory note, by withholding shares that would otherwise be issued upon exercise of the Option ("cashless exercise"), or by delivery of shares of Common Stock of the Company then owned by the participant at the time of the exercise of the Option; provided, that the participant shall have held such shares for a period of six months prior to such exercise (or such shorter or longer period of time as is necessary for the Company to avoid a charge to earnings).

Term of Options. The term of each Option will be of such period as may be determined by the Plan Administrator; provided, that in no event will the term of any Option exceed a period of ten years (or, in the case of an Incentive Stock Option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company and its affiliates, five (5) years). The Plan Administrator shall determine on the date of grant what conditions shall apply to the exercise of an Option granted under the Incentive Plan in the event the participant shall cease to be employed or retained as a director or consultant by the Company or its affiliates for any reason, including by reason of death or disability, or a termination for cause, and such conditions will be described in the applicable Award Agreement.

Description of Restricted Share Award

Grant of Restricted Shares. Restricted Shares may be granted alone or in addition to other Awards granted pursuant to the Plan. Each Award of Restricted Shares will be evidenced by an Award Agreement, which will describe the price to be paid for the shares, if any, and the restrictions applicable to the shares received thereunder.

Effect of Restrictions. The Restricted Shares may be subject to such restrictions as may be provided under the applicable Award Agreement. The Plan Administrator may accelerate the lapse of all or a portion of the restrictions on an Award of Restricted Shares at any time. Upon the lapse of the restrictions on Restricted Shares, the Plan Administrator shall cause the stock certificate to be delivered to the participant with respect to such shares, free of all restrictions under the Plan.

Description of Stock Appreciation Rights

Grant of Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted alone or in addition to other Awards. SARs are rights to be paid an amount equal to no more than 100% of the difference between the value of a specified number of shares of Common Stock of the Company on the date on which the SARs are granted and the value of such Common Stock on the date on which the SARs are exercised. This amount may be paid in cash or shares of Common Stock, as described in the applicable Award Agreement.

Ownership Rights. SARs do not generally provide voting, dividend or other rights associated with stock ownership.

Term of SARs. The term of each SAR will be of such period as may be determined by the Plan Administrator. The Plan Administrator shall determine on the date of grant what conditions shall apply to the exercise of an SAR granted under the Incentive Plan in the event the participant shall cease to be employed or retained as a director or consultant by the Company or its affiliates for any reason, including by reason of death or disability, or a termination for cause, and such conditions will be described in the applicable Award Agreement.

Other provisions of the Incentive Plan

Amendment or Termination of the Plan. The Board may amend, suspend or terminate the Incentive Plan, so long as that action does not impair any Award then outstanding, without the consent of the affected participant. Without the approval of the shareholders, however, the Board may not amend the Incentive Plan to expand the types of Awards available under the Incentive Plan or otherwise materially revise the Incentive Plan, increase the number of shares reserved for issuance under the Incentive Plan (other than pursuant to capitalization adjustments set forth in the Incentive Plan), modify the class of individuals eligible to receive Awards under the Incentive Plan or change the identity of the granting company or the shares to be issued upon the exercise of Incentive Stock Options.

The Plan Administrator may amend, modify or terminate any outstanding Award in any manner not inconsistent with the terms of the Incentive Plan as long as such action does not impair the rights of the participant without his or her consent.

The Board may terminate the Incentive Plan at any time. Nevertheless, absent any such action by the Board, no Award will be granted under the Incentive Plan after the tenth anniversary of its effective date or, if later, the tenth anniversary of any action by the Board or approval of shareholders, if later, to (i) increase the number of shares reserved for issuance under the Incentive Plan, (ii) modify the class of persons eligible to receive Awards under the Incentive Plan, or (iii) change the identity of the granting company or the shares issued upon exercise of Incentive Stock Options.

Change in Control. Unless the Plan Administrator provides otherwise, upon or following a "Change in Control" of the Company, as such term is defined in the Incentive Plan, Awards shall accelerate and all restrictions shall immediately lapse. In addition, Options that remain unexercised on the effective date of the Change in Control may be immediately forfeited or, in the event the Company is not the surviving company, all outstanding Awards may be substituted or assumed by the surviving company. Pursuant to the Incentive Plan, a Change in Control is generally deemed to have occurred upon (i) the sale of all or substantially all of the Company's assets, (ii) the acquisition of beneficial ownership, directly or indirectly, by a person of the securities representing 50% or more of the total number of votes that may be cast for the election of directors of the Company; or (iii) the failure at any annual or special meeting of the Company's stockholders held during the three-year period following a "solicitation in opposition" as defined in Rule 14a-6 promulgated under the Exchange Act, of a majority of the persons nominated by the Company in the proxy material mailed to shareholders by the management of the Company to win election to seats on the Board (such majority calculated based upon the total number of persons nominated by the Company failing to win election to seats on the Board divided by the total number of Board members of the Board as of the beginning of such three-year period), excluding only those who die, retire voluntarily, are disabled or are otherwise disqualified in the interim between their nomination and the date of the meeting.

Liquidation or Dissolution. All Awards shall immediately expire upon the liquidation or dissolution of the Company.

Awards Not Transferable. An Award granted under the Incentive Plan may, by its terms, be non-transferable by the holder thereof and as such may not be sold, assigned, pledged, mortgaged, or otherwise transferred or disposed of other than by will of the laws of descent and distribution. During the lifetime of the holder of an Award, such Awards are exercisable only by him or her.

Restrictions on Issuance of Shares. The Company is not obligated to sell or issue any shares of Common Stock upon the exercise of any Award granted under the Incentive Plan unless, among other requirements, the shares with respect to which such Award is being exercised are registered under applicable federal and state securities laws, or the issuance of which is exempt from such registration. If the shares of Common Stock to be issued upon the exercise of any Award granted under the Incentive Plan are intended to be issued by the Company in reliance upon the exemptions from the registration requirements of applicable federal and state securities laws, the participant, if so requested by the Company, shall furnish to the Company such evidence and representations as may be requested, including an opinion of counsel satisfactory to the Company. Any shares of Common Stock issued to an officer or director of the Company pursuant to the Incentive Plan shall not be transferred until at least six months have elapsed from the date of grant of such Award to the sale of disposition of the Common Stock underlying such Award. The Plan Administrator may impose such other restrictions on the ownership and transfer of shares of Common Stock issued pursuant to the Incentive Plan as it deems appropriate.

Federal Income Tax Consequences

The following summary of federal income tax considerations of persons who participate in the Incentive Plan is for general information only and is intended to summarize briefly the federal income tax consequences arising from participation in the Incentive Plan. This discussion is based upon present law, which is subject to change, possibly retroactively. The tax treatment to persons who participate in the Incentive Plan may vary depending upon each person's particular situation, and therefore may be subject to special rules not discussed below. This discussion does not address the effects, if any, under any potentially applicable foreign, state, or local tax laws, or the consequences thereunder, that may result from the acquisition, holding, or disposition of Common Stock issued under the terms of the Incentive Plan. This summary addresses federal income tax considerations of persons participating in the Incentive Plan generally and is not intended to, nor may it, be construed as specific federal income tax advice to any individual person. EACH PERSON WHO PARTICIPATES IN THE INCENTIVE PLAN SHOULD CONSULT SUCH PERSON'S TAX ADVISOR CONCERNING THE SPECIFIC TAX CONSEQUENCES TO SUCH PERSON OF PARTICIPATION IN THE INCENTIVE PLAN.

The Company shall have the right, subject to applicable law, to collect applicable taxes due in connection with any Award by deducting such amount from any payment to an employee or by withholding, at the time of delivery or vesting, an appropriate number of shares of Common Stock for payment of taxes required by law. If shares of Common Stock are used to satisfy applicable tax withholding, such shares will be valued based on the fair market value of the shares at the time the tax withholding is required to be made.

Participants Subject to Section 16(b) of the Exchange Act. The Incentive Plan is intended to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") relating to rules for directors, officers and 10% owners of the Company. Therefore, because the acquisition of the Common Stock will not be deemed to be a "purchase" for purposes of Section 16(b) of the Exchange Act, a sale of Common Stock by an Incentive Plan participant within six months after the date of exercise of an Option or SAR (or the date restrictions on a Restricted Share Award lapse) should not necessarily subject the participant to liability under Section 16(b) of the Exchange Act. However, because the sale of the Common Stock can still be "matched" with other purchases, if a participant has purchased Common Stock or obtained a right to acquire Common Stock which is considered a "purchase" for purposes of Section 16(b) within six months before the date of exercise of an Option or SAR (or the date restrictions on a Restricted Share Award lapse) (an "interim purchase"), the participant may have short-swing liability under Section 16(b) if he were to sell the Common Stock within six months after the date of the interim purchase. The IRS has not provided guidance regarding the tax consequences of this fact situation. However, IRS regulations suggest that because an interim purchase would trigger liability upon the sale of the Common Stock within six months after the interim purchase, the Common Stock may be treated as subject to a "substantial risk of forfeiture" under Section 83(b) of the Code and not transferable and, therefore, substantially nonvested. Tax consequences regarding this issue are discussed below. PARTICIPANTS SUBJECT TO SECTION 16(b) OF THE EXCHANGE ACT ARE URGED TO CONSULT THEIR ADVISORS CONCERNING THE APPLICATION OF SECTION 16(b) OF THE EXCHANGE ACT TO TRANSACTIONS UNDER THE INCENTIVE PLAN.

Nonstatutory Stock Options.

Participants will not realize taxable income upon the grant of a Nonstatutory Stock Option. The federal income tax consequences to a participant of exercising a Nonstatutory Stock Option will vary depending on whether the shares of Common Stock received upon the exercise of such Option are either "substantially vested" or "substantially non-vested" within the meaning of Section 83 of the Code. Generally, such shares will be "substantially non-vested" if they are both non-transferable and subject to a substantial risk of forfeiture, and will be "substantially vested" if they are either transferable or not subject to a substantial risk of forfeiture. A participant generally should not recognize compensation income upon exercising a Nonstatutory Stock Option for shares that are "substantially non-vested" until such shares become "substantially vested." A participant who wishes to recognize compensation income at the time of the exercise of such an Option (rather than when the shares become "substantially vested") must file an election under Section 83(b) of the Code ("Section 83(b) Election").

A Section 83(b) Election is made by filing a written notice with the IRS office with which the participant files his federal income tax return. The notice must be filed within 30 days of the participant's receipt of the Common Stock related to the applicable Award and must meet certain technical requirements.

Participants Not Subject to Section 16(b). Upon the exercise of a Nonstatutory Stock Option, a participant who is not subject to Section 16(b) will receive stock that is substantially vested. Therefore, the participant will recognize ordinary income (treated as compensation) in an amount equal to the excess of (i) the fair market value of the Common Stock received upon exercise of the Option, over (ii) the exercise price paid therefor.

Participants Subject to Section 16(b) -If Interim Purchases Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If a participant who is subject to Section 16(b) has made an interim purchase of shares of Common Stock (or obtained a right to acquire Common Stock which is considered a "purchase" for purposes of Section 16(b)) within six months prior to the exercise of the Nonstatutory Stock Option, such interim purchase may cause the Common Stock to be substantially non-

vested and, as a result, the participant will recognize ordinary income on the Applicable Date (as hereinafter defined) equal to the difference between the fair market value of the Common Stock on the Applicable Date and the exercise price paid for the shares unless the participant has made a Section 83(b) Election on the date of exercise. Alternatively, if the participant makes a Section 83(b) Election, then the participant will recognize ordinary income on the date of exercise in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price.

As used herein, "Applicable Date" shall mean the earlier of (i) the date the participant disposes of the Common Stock issued under the terms of the Plan or (ii) the first date on which the sale of Common Stock issued under the terms of the Incentive Plan will not subject the participant to liability under Section 16(b) of the Exchange Act.

Participants Subject to Section 16(b) -If Interim Purchases Do Not Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If no interim purchases were made or if it is determined that interim purchases do not cause the Common Stock to be substantially non-vested, the tax consequences will be the same as if the participant were not subject to Section 16(b). Therefore, upon the exercise of a Nonstatutory Stock Option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received on the date of exercise over the exercise price.

Basis. The participant's basis in Common Stock acquired upon the exercise of a Nonstatutory Stock Option will be the exercise price plus the amount of ordinary income recognized by the participant with respect to such Common Stock, assuming the exercise price is paid solely in cash. The tax basis in the Common Stock for which the exercise price is paid with shares of Common Stock (if permitted by the Plan Administrator pursuant to the Award Agreement) is discussed below under the caption "Exercise of Options with Common Stock."

Company Deduction. The Company will be entitled to a corresponding deduction equal to the amount recognized as income by a participant at the time such amount is recognized by the participant, provided that the participant's compensation is within statutory limitations.

Subsequent Sale or Disposition of Common Stock. Upon the sale or other disposition of Common Stock acquired upon the exercise of a Nonstatutory Stock Option, a participant will recognize taxable income (or a deductible loss) equal to the difference between the amount realized on the sale or disposition and the participant's basis in the Common Stock. The participant's gain or loss will be taxable as a capital gain or deductible as a capital loss provided the shares of Common Stock constitute a capital asset in the hands of the participant. The type of capital gain or loss will depend upon the holding period of the Common Stock (the "Capital Gains Holding Period"). If the Common Stock is held for twelve months or less, there will be a short-term capital gain or loss on the sale or disposition. If the Common Stock is held for more than twelve months, there will be a long-term capital gain or loss on sale or disposition.

Incentive Stock Options.

A participant will not recognize any taxable income upon the grant of an Incentive Stock Option. A participant also will not recognize any taxable income upon the exercise of an Incentive Stock Option provided that the participant was an employee of the Company (or an affiliate of the Company) at all times beginning on the date the Option was granted and ending on the date three months before the Option was exercised (or one year in the case of a disabled or deceased employee).

Alternative Minimum Tax. The exercise of an Incentive Stock Option will result, however, in an item of income for purposes of determining the alternative minimum tax ("AMT"). Liability for tax under the AMT rules will arise only if the participant's tax liability determined under the AMT rules exceeds the participant's tax liability determined under the ordinary income tax rules. The exercise of an Incentive Stock Option will give rise to an item of AMT income in an amount equal to the excess of the fair market value of the Common Stock received on the date the Option is exercised over the exercise price. Participants who exercise Incentive Stock Options and receive shares of Common Stock that are subject to a substantial risk of forfeiture within the meaning of Section 83(b) of the Code are urged to consult their tax advisor concerning the application of the AMT rules.

Basis. The participant's tax basis in the Common Stock acquired upon the exercise of an Incentive Stock Option for which the exercise price is paid solely in cash will be equal to the amount of the cash paid. The tax basis in the Common Stock for which the exercise price is paid in shares of Common Stock (if permitted by the Plan Administrator pursuant to the terms of the Award Agreement) is discussed below under the caption "Exercise of Options With Common Stock."

Subsequent Sale or Disposition after ISO Holding Period. Upon the disposition of stock acquired upon exercise of an Incentive Stock Option ("ISO Stock") that has been held for the requisite holding period (at least two years from the date of grant and one year from the date of exercise of the Incentive Stock Option, hereinafter referred to as the "ISO Holding Period"), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the participant's basis in the shares of Common Stock, provided the shares are held as a capital asset by the participant. However, if a participant disposes of ISO Stock that has not been held for the ISO Holding Period (a "Disqualifying Disposition"), the participant will recognize ordinary income (treated as compensation) in the year of the Disqualifying Disposition in an amount equal to the excess of the fair market value of the ISO Stock at the time of exercise of the Incentive Stock Option (or, if less, the amount realized in the case of an arm's length Disqualifying Disposition to an unrelated party) over the exercise price paid by the participant for such ISO Stock. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO stock on the exercise date.

Company Deduction. The Company and its subsidiaries will generally not be entitled to any Federal income tax deduction upon the grant or exercise of an Incentive Stock Option, unless a participant makes a Disqualifying Disposition of the ISO Stock. If a participant makes a Disqualifying Disposition, the Company (or an affiliate of the Company) will then, subject to the discussion below under the section entitled "Tax Code Limitations On Deductibility," be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.

Disqualifying Dispositions.

Disqualifying Disposition by Participants Not Subject to Section 16(b). If a participant sells ISO Stock in a Disqualifying Disposition, the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price. If the amount realized by a participant on the sale of the Common Stock exceeds the fair market value of such shares on the date of exercise, the excess will be taxed to the participant as a short-term or long-term capital gain, provided that the participant held the Common Stock as a capital asset.

Disqualifying Disposition by Participants Subject to Section 16(b) -If Interim Purchases Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If a participant who is subject to Section 16(b) has made an interim purchase of shares of Common Stock (or obtained a right to acquire Common Stock which is considered a "purchase" for purposes of Section 16(b)) within six months prior to the exercise of an Incentive Stock Option (and if such interim purchase causes the Common Stock to be substantially non-vested as discussed above) and the participant sells the ISO Stock in a Disqualifying Disposition, the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the Applicable Date over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price, unless the participant makes a Section 83(b) Election, in which case the tax consequences will be the same as if the participant was not subject to Section 16(b) as described in the immediately preceding paragraph.

Disqualifying Disposition by Participants Subject to Section 16(b) -If There Are No Interim Purchases or Interim Purchases Do Not Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If no interim purchases were made or it is determined that interim purchases do not cause the Common Stock to be substantially non-vested, the tax consequences will be the same as if the participant was not subject to Section 16(b) as described in the second preceding paragraph.

Alternative Minimum Tax. If a participant exercises an Incentive Stock Option and sells the ISO Stock in a Disqualifying Disposition in the same taxable year, the tax treatment for purposes of ordinary income tax and AMT will be the same (resulting in no additional AMT liability). Conversely, if the participant sells ISO Stock in a Disqualifying Disposition in a tax year subsequent to the tax year in which the Incentive Stock Option was exercised, the participant will recognize AMT income (as determined above) in the first taxable year, and ordinary taxable income (but not AMT income) in the year in which the disposition was made.

Exercise Following Participant's Death. Under certain circumstances, the sale of Common Stock by a participant's estate which was previously acquired upon exercise of an Incentive Stock Option will receive the tax treatment described herein without regard to the ISO Holding Period requirement.

Company Deduction. Upon the occurrence of a Disqualifying Disposition, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant, provided that the participant's compensation is within statutory limitations.

Exercise of Options with Common Stock.

Nonqualified Stock Options. If a participant pays the exercise price of a Nonstatutory Stock Option with shares of Common Stock (including, shares obtained through the exercise of an Incentive Stock Option and not held for the ISO Holding Period), the participant will not recognize any gain on the shares surrendered. With respect to the Common Stock received, that portion of the Common Stock equal in number to the shares of Common Stock surrendered will have a basis equal to the basis of the shares surrendered and a holding period that includes the holding period of the shares surrendered. The excess shares received upon exercise of the Nonstatutory Stock Option will be taxable to the participant as compensation income in an amount equal to the fair market value of such shares as of the exercise date. The participant's basis in such excess shares of Common Stock will equal the amount of ordinary compensation income recognized by the participant.

Incentive Stock Options. The tax consequences to a participant from using shares of Common Stock to pay the exercise price of an Incentive Stock Option will depend on the status of the Common Stock acquired. However, all shares acquired through the exercise of an ISO are individually subject to the ISO Holding Period requirements and the Disqualifying Disposition rules, regardless of whether the option is exercised with previously acquired shares of the Company or shares of the Company's stock being offered for purchased under the ISO. If an ISO is exercised with shares of Company stock and the exercise results in an allocation of different tax bases to the shares received, the participant's Disqualifying Disposition of any of the stock acquired though the exercise of the ISO is treated as a Disqualifying Disposition of the shares with the lowest basis.

If a participant pays the exercise price of an Incentive Stock Option for stock that is substantially vested with previously-owned shares of Common Stock that are substantially vested, the participant will not recognize any compensation income or gain with respect to the shares surrendered. With respect to the Common Stock received, that portion of the Common Stock equal in number to the shares of Common Stock surrendered will have a basis equal to the basis of the shares surrendered. The holding period of the surrendered shares will be carried over to the equivalent number of shares of Common Stock received. The participant will recognize no gain with respect to the excess shares received, the basis of such shares will be zero, and the holding period for purposes of determining capital gain of such shares will begin on the date of receipt thereof by the participant. Similarly, it appears that if the participant pays the exercise price for substantially non-vested Common Stock with previously-owned shares of Common Stock that is substantially vested, the tax consequences will be the same.

Likewise, if a participant exercises an Incentive Stock Option granted pursuant to the Incentive Plan using shares of Common Stock that were obtained through the exercise of an Incentive Stock Option and that have been held by the participant for the ISO Holding Period for either substantially vested Common Stock or substantially non-vested Common Stock, the tax consequences of such payment to the participant will be identical to those discussed in the preceding paragraph.

Conversely, if a participant exercises an Incentive Stock Option granted pursuant to the Incentive Plan using shares of Common Stock received upon the prior exercise of an Incentive Stock Option and the participant has not held the Common Stock surrendered for the ISO Holding Period, the participant will have made a Disqualifying Disposition of the number of shares of Common Stock surrendered as payment for the exercise price of the Incentive Stock Option. If the participant receives Common Stock that is substantially vested, the participant generally will recognize ordinary compensation income with respect to the Disqualifying Disposition upon surrender of the shares received upon the prior exercise of an ISO equal to the excess of the fair market value of the Common Stock surrendered (determined as of the prior date the Option relating to such Common Stock was exercised) over the exercise price of the shares surrendered. It is unclear whether, if the participant receives Common Stock that is substantially non-vested, the recognition of income will be deferred until the Common Stock becomes substantially vested. The basis of the shares received in exchange for the surrendered shares of Common Stock will equal the participant's basis in the shares surrendered, plus the amount of ordinary compensation income recognized by the participant. The participant will recognize no gain with respect to the excess shares received, the basis of such shares will be zero, and the holding period for purposes of determining capital gain of such shares will begin on the date of receipt thereof by the participant.

Restricted Shares.

Tax Consequences. Participants will be taxed on the fair market value of the Restricted Shares for the taxable year which includes the date of grant, unless the underlying shares are substantially nonvested (i.e. both nontransferable and subject to a substantial risk of forfeiture). However, a participant who wishes to recognize compensation income with respect to substantially non-vested shares in the taxable year that includes the date of grant of such an Award must file Section 83(b) Election.

Participants Not Subject to Section 16(b). A participant who is not subject to Section 16(b) who receives Restricted Shares will recognize ordinary income equal to the fair market value of the Common Stock received on the earlier of: (i) the date such Common Stock is transferable or (ii) the time the restrictions lapse, unless the participant makes a Section 83(b) Election to report the fair market value of such Common Stock received as ordinary income in the taxable year of receipt.

Participants Subject to Section 16(b). A participant subject to Section 16(b) who receives Restricted Shares will recognize ordinary income equal to the fair market value of the Common Stock received at the later of (i) the Applicable Date or (ii) the earlier of: (a) the date on which such Common Stock is transferable or (b) the date on which the restrictions lapse, unless the participant makes a Section 83(b) Election to report the fair market value of such Common Stock received as ordinary income in the taxable year of receipt.

Basis. The basis of the Restricted Shares in the hands of the participant will be equal to the fair market value of the Restricted Shares on the date the participant recognizes ordinary income as described above.

Subsequent Sale or Disposition. Upon the sale or disposition of shares of Common Stock, a participant will recognize taxable income or loss equal to the difference between the amount realized by the participant on the disposition of the stock and the participant's basis in the stock. The gain or loss will be taxable to the participant as a capital gain or deductible by the participant as a capital loss (either short-term or long-term, depending on the holding period of the Restricted Shares), provided that the participant held the Restricted Shares as a capital asset.

Dividends. During the period in which a participant holds Restricted Shares, prior to the lapse of the restrictions, if dividends are declared but not distributed to the participant until the restrictions lapse, the dividends will be treated for tax purposes by the participant and the Company in the following manner: (i) if the participant makes a Section 83(b) Election to recognize income at the time of receipt of the restricted stock, the dividends will be taxed as dividend income to the participant when the restrictions lapse and the Company will not be entitled to a deduction and will not be required to withhold income tax, or (ii) if the participant does not make a Section 83(b) Election, the dividends will be taxed as compensation to the participant when the restrictions lapse and will be deductible by the Company and subject to applicable federal income tax withholding at that time.

If, instead, the Company pays the dividends to the participant prior to the lapse of the restrictions and the participant makes a Section 83(b) Election, the dividends will be taxed as dividend income at the time of payment and will not be deductible by the Company. Conversely, if the participant does not make a Section 83(b) Election, the dividends will be taxed as compensation to the participant at the time of payment and will be deductible by the Company and subject to applicable federal income tax withholding at that time.

Company Deduction. The Company may deduct an amount equal to the income recognized by the participant at the time the participant recognizes the income, provided the participant's compensation is within statutory limitations.

Stock Appreciation Rights.

Tax Consequences. Participants will not realize taxable income upon the grant of an SAR. The federal income tax consequences to a participant of exercising an SAR will vary depending on the form of payment. If the SAR is settled in cash or shares of Common Stock that are substantially vested, the participant must include in gross income an amount equal to the value of the consideration received upon exercise of the SAR. If the SAR is settled in shares of Common Stock and the shares are substantially nonvested, then the results discussed above under "Restricted Shares" regarding the taxation of Restricted Shares and "Section 83(b) Elections" will apply.

Company Deduction. The Company may deduct an amount equal to the income recognized by the participant at the time the participant recognizes the income, provided the participant's compensation is within statutory limitations.

Taxation of Deferred Compensation.

Notwithstanding the foregoing, a participant who receives an Award that is treated as a deferral of compensation under a "nonqualified deferred compensation plan", as that term is defined under Section 409A(d)(1) of the Code (a "Deferral Award"), will, to the extent such Deferral Award is not subject to a substantial risk of forfeiture and not previously included in gross income, recognize ordinary income in the earliest taxable year in which the Deferral Award fails to comply with the requirements of Section 409A of the Code. The amount required to be included in the participant's gross income will include the amount treated as deferred under the Deferral Award for such taxable year plus all other amounts treated as deferred under Deferral Awards granted under the Incentive Plan in prior taxable years. Further, the amount required to be included in the participant's gross income under Section 409A will be increased by the sum of (i) the amount of applicable interest imposed under Section 409A on the underpayments that would have occurred had the amounts treated as a deferral of compensation under the Deferral Awards been includible in the participant's gross income for the taxable year in which the Deferral Awards were granted or, if later, the first taxable year in which such Deferral Awards were not subject to a substantial risk of forfeiture (as that term is defined under Section 409A of the Code) and (ii) an amount equal to twenty percent (20%) of all amounts treated as a deferral of compensation under the Incentive Plan and required to be included in the participant's gross income pursuant to Section 409A.

Tax Code Limitations On Deductibility.

In order for applicable amounts described above to be deductible by the Company (or a subsidiary of the Company), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of the Company (or a subsidiary of the Company) to obtain a deduction for future payments under the Incentive Plan could also be limited by the golden parachute payment rules of section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation. Finally, the ability of the Company (or a subsidiary of the Company) to obtain a deduction for amounts paid under the

Incentive Plan could be limited by section 162(m) of the Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of the Company to $1,000,000 with respect to any such officer during any taxable year of the Company.

Incentive Plan Benefits

Awards may be granted under the Incentive Plan to those employees, directors and consultants of the Company selected by the Plan Administrator from time to time. No Awards have been issued under the Incentive Plan as of the date of this filing. However, Awards are intended to be issued in connection with the Transaction described in the Contribution Agreement, as described below.

Platinum LP currently maintains an equity incentive plan for its employees, directors and consultants. The Contribution Agreement provides that upon the closing of the Transaction, any options to purchase limited partnership interests ("Equity Options") in Platinum LP that remain outstanding at that time will be cancelled, and the persons who hold those cancelled Equity Options (the "LP Optionees") will have no continuing rights with respect to those options. The Contribution Agreement further provides that the Plan Administrator of the Incentive Plan will issue to the LP Optionees, in substitution of the cancelled Equity Options, nonstatutory stock options to purchase shares of Common Stock of the Company (the "Substituted Options"). The Substituted Options will contain terms identical to the cancelled Equity Options (except to the extent such terms would not apply under the Incentive Plan).

The exercise price of the Substituted Options and the number of Substituted Options to be issued to the LP Optionees will be based upon the relative value of the Equity Options to the Substituted Options at the time of the Transaction. The percentage of the Company's Common Stock (on a fully diluted basis) represented by each Substitute Option granted to an LP Optionee will be equal to (i) the percentage interest in Platinum LP (on a fully diluted basis) represented by the cancelled Equity Options that were held by such LP Optionee, multiplied by (ii) the percentage of the value of the Company, after giving effect to the Transaction, which is represented by Platinum LP. The portion of the Company's value that is attributable to Platinum LP will be determined by a mutually agreeable third party appraiser at the time the Transaction is completed, and this determination will be binding upon the Company, Platinum LP and each of the LP Optionees. The aggregate exercise price of the Substituted Options held by each LP Optionee will be equal to the aggregate exercise price of the Equity Options that are held by such optionee and cancelled at the time of the closing. As a result, each LP Optionee will have the right, upon payment of the aggregate exercise price that would have been payable for all of its Equity Options, to receive a number of shares of Common Stock that the optionee would have received in exchange for the percentage interest in Platinum LP that the optionee could have acquired upon exercise of those Equity Options, on a fully diluted basis. The vesting schedule for each of the Substituted Options will be the same as the schedule for the Equity Options that it is replacing, and the Substituted Options will take into account vesting that occurred under the Equity Options. Because the relative value of the two companies must be established at the time the Transaction closes, the number of Substituted Options to be granted to each LP Optionee will not be certain until after the Transaction is completed, and it may vary significantly. Under all circumstances, the exercise price of the Substituted Options and the number of Substituted Options to be issued to the LP Optionees will be determined, and may be adjusted, in accordance with Treasury Regulations Section 1.424-1, as if the Substituted Options were intended to qualify as "incentive stock options" under Section 422 of the Code, and applicable guidance under Code Section 409A. An LP Optionee will not receive any additional right or benefit under the Substituted Options that the LP Optionee did not have under the Equity Options immediately prior to the Transaction.

The names of each LP Optionee, the percentage limited partnership interest subject to his or her Equity Option and the maximum number of shares of Company common stock that are subject to the Substituted Options to be issued at the closing are listed in the table below.

Name of LP Optionees	Percentage Interest of Equity Options (Platinum LP)	Maximum Number of Shares Subject to Substituted Options
The Fairmount Company	10.00%*	12,732,919
Newlight Capital Consulting, Inc.	1.50%	1,909,938
Tom Plaskett	0.83%	1,056,832
Allan McArtor	0.83%	1,056,832
Mike McMillan	0.83%	1,056,832
Ben du Pont	0.83%	1,056,832
Arnold Burns	0.83%	1,056,832
Ted Brombach	0.83%	1,056,832
Matt Hawkins	2.00%	2,546,584
Hal Shaub	0.50%	636,646
David Owen	0.50%	636,646
Sandy deBarr	0.02%	25,466
Julie Krupala	0.02%	25,466

* Note, Cork Jaeger owns an approximately 36% interest in The Fairmount Company.

Vote Required and Recommendation for Increase of Share Reserve under the Incentive Plan

To be approved by the stockholders, the adoption of the Incentive Plan must receive the approval of stockholders holding at least a majority of the outstanding shares of Common Stock present at the Special meeting, either in person or by proxy, and entitled to vote on the Incentive Plan. Because the Incentive Plan provides that Awards may be granted to all executive officers and directors of the Company, each of the executive officers and directors of the Company has an interest in, and may benefit from, the adoption of the Incentive Plan.

Because abstentions are counted as present and entitled to vote on the Incentive Plan, they will have the effect of votes AGAINST this proposal. If a stockholder executes and returns a proxy but does not specify otherwise, the shares represented by such stockholder's proxy will be voted FOR the Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLATINUM RESEARCH ORGANIZATION, INC. STOCK INCENTIVE PLAN.

ELECTION OF DIRECTORS

Information Concerning Existing Board of Directors

If the proposal to approve the Contribution Agreement and complete the Transaction is approved by the stockholders, then the current officers of the Company will resign their positions with the Company at the closing of the Transaction, and stockholders will be asked to approve the appointment of seven new directors pursuant to this Proxy Statement. The current directors and officers of the Company are as follows:

Name	Age	Position	Since

Cecelia Pineda	61	President, CEO, CFO, Treasurer, Principal Accounting Officer, Secretary and Director	May 13, 2005

Cecelia Pineda, President, CEO, CFO, Treasurer, Principal Accounting Officer, Secretary and Director. Ms. Pineda has been our sole officer and director since inception in May 2005. Ms. Pineda graduated from the University of British Columbia in Vancouver with a Bachelor of Arts degree in 1964 and has worked mainly in the field of Adult Continuing Education since that time. She has worked as a Corporate Trainer working with business, industry and government, providing supervisory management and strategic action planning training as President of a private company embedded within a college in the

British Columbia College system (Impact Training Corporation out of Selkirk College in Trail, British Columbia), and has provided training for over 10,000 people in four Canadian provinces. Major clients have included Cominco, Justice Institute Of BC, credit unions, firefighters, municipal governments and various high tech industries in Ontario including Mitel, Gandalf and British Aerospace. From April 2003 to the present, Ms. Pineda has been a self-employed independent contractor assisting public and private companies to develop training plans and develop and write copy for corporate websites and brochures. From January 2002 to April 2003, she was a Senior Program Coordinator at Vancouver Community College in Vancouver BC, Canada. Her responsibilities included developing, programming and marketing training programs for adults. From January 1991 to January 2002, she was a Program Coordinator for the Vancouver School in Vancouver BC, Canada. Her responsibilities included developing, programming and marketing multiple programs for adults. Ms. Pineda has not held directorships in any other publicly reporting companies and will devote approximately 30 hours per week to the business of our Company, following completion of the Transaction.

Information Concerning Nominees

The following nominees of Platinum LP are expected to become executive officers and directors of the Company at the closing of the Transaction.

Name	Age	Expected Position

Thomas G. Plaskett	63	Executive Chairman and Director
Cork Jaeger	64	President, Chief Executive Officer, Director
Allan McArtor	64	Director
Arnold Burns	76	Director
Ben du Pont	42	Director
Mike McMillan	64	Director
Ted Brombach	43	Director

The following describes the principal occupation of each proposed officer and director:

Thomas G. Plaskett, Chairman and Director. Mr. Plaskett is a corporate director and executive with more than 25 years of executive management and senior level policy experience in the corporate areas of service, manufacturing and transportation. Since 1991, Mr. Plaskett has served as chairman of Fox Run Capital Associates, a private consulting firm in Dallas, focusing on financial advisory and consulting services for emerging companies. Previously, he has served as chairman, president, and chief executive officer of Pan Am Corporation, president and chief executive officer of Continental Airlines, and several senior management positions at American Airlines and AMR Corporation, He also was vice-chairman of Legend Airlines in Dallas. Mr. Plaskett is the non-executive chairman of Novell Corporation and presiding director of RadioShack Corporation, headquartered in Fort Worth, Texas. He is also a director of Alcon, Incorporated, in Fort Worth. He serves as trustee and past chairman of the board of trustees for Kettering University (formerly GMI Engineering and Management Institute) in Flint, Michigan. Mr. Plaskett holds an MBA from the Harvard University Graduate School of Business Administration and a Bachelor of Industrial Engineering from Kettering University in Flint, Michigan.

Cork Jaeger, Jr., President, Chief Executive Officer and Director. In 1984, Mr. Jaeger founded The Fairmount Company, the co-founding stockholder of Platinum Research Organization, which has stockholders residing in Texas, California, Washington, D.C., Florida, Arizona and Virginia. Mr. Jaeger's executive management skills also have been applied in other business marketplaces. He was chief executive officer of Scotts Valley Circuits, Inc., a circuit board manufacturer, and of Galaxy Boat Manufacturer, Inc.

Mr. Jaeger received a Bachelor of Arts from Trinity College in Hartford, Conn. Thereafter, in 1965, he attended Cleveland Marshall Law School in Cleveland, Ohio.

T. Allan McArtor, Director. Mr. McArtor is chairman of Airbus North America Holdings, Inc., overseeing the activities of Airbus in the United States and Canada, including governmental affairs. Before joining Airbus, he founded and served as chairman and chief executive officer of Legend Airlines, a luxury regional airline based at Dallas Love Field. Previously, he served as a member of the senior management team of Federal Express Corporation for two years (1987-1989) and as the Administrator of the Federal Aviation Administration (FAA).

Mr. McArtor serves on the Board of Directors of: EADS North America, Inc.; The European Institute; Washington Area Airports Authority; Aviation Safety Alliance; GKN Aerospace Transparency Systems; and Committee for Economic Development. He is a member of the International Policy Committee and Homeland Security Committee , U.S. Chamber of Commerce. He has also served on the boards of: Excel Communication, Inc.; Teleglobe of Canada; Learjet, Inc.; Fairchild Space and Defense Company (a MATRA company); and Angel Technologies. Currently, he serves on the boards of the Falcon Foundation executive committee, Sabre Society, Air Force Memorial Foundation Board of Trustees, and the St. Jude's Children's Hospital Professional Advisory Board.

Mr. McArtor is a 1964 graduate of the U.S. Air Force Academy (BSE) and was the Cadet Wing Commander. In addition, he holds a Masters of Science - Engineering from Arizona State University . Later he was an associate professor of engineering mechanics at the Air Force Academy, piloted with the U.S. Air Force "Thunderbirds" Aerial Demonstration Team, and became a highly decorated combat pilot in Vietnam. Mr. McArtor currently holds a commercial pilot's license (instrument rating, multi-engine) and is a member of Tau Beta Pi (engineering honorary society).

Arnold Burns, Director. Arnold I. Burns has been the chairman of New York-based QuanStar Group, LLC since 2004. Prior to this, Mr. Burns served as a managing director and senior partner at Natexis Bleichroeder Inc., Arnhold and S. Bleichroeder, Inc., and Proskauer Rose LLP. From 1986 to 1988, he served at the U.S. Department of Justice in Wash., D.C. as an associate attorney general and then as a deputy attorney general.

Mr. Burns is a current member of the American Bar Association, the New York State Bar Association, the Association of the Bar of the City of New York, the New York County Lawyers' Association, the Federal Bar Association and the Cornell Law Association. He is also a member of the board of directors at New Valley Corporation, the NYC Economic Development Corporation, where he also serves on the executive committee, and the Yankee Entertainment Sports Network.

Mr. Burns graduated from Union College in Schenectady, New York in 1950 and from Cornell Law School in 1953. He also completed postgraduate work at Parker School of International Law in New York.

Ben du Pont, Director. Ben DuPont is founder and president of yet2.com. Yet2.com helps companies scout for and acquire new technology and divest underutilized technology. Yet2.com's current clients include: Proctor & Gamble, Canon, Siemens, Bayer, Agfa, DuPont and Honeywell. Mr. DuPont developed the business plan for yet2.com in 1998, which led to the development of a global organization. Yet2.com has 25 employees with offices in Boston, London and Tokyo.

Prior to founding yet2.com, Mr. DuPont spent 13 years with the DuPont organization in a variety of roles including: specialty chemicals, fibers and automotive business units at sites in South Carolina, Michigan, New Jersey and Delaware. Mr. DuPont launched the DuPont organization's first business on-line in 1994, and for a year, managed DuPont's only internet presence. He also co-founded DigitalEye and Emeron (beachcam.com, trafficam.com, traintimes.com) which was acquired by Diamond Technologies in 2002. Mr. DuPont has four patents.

Mr. DuPont has a BSME from Tufts University. He is a director of Longwood Gardens and the Jefferson Awards. While still in college, Mr. DuPont designed and patented a unique children's toy: blocks with offset centers of gravity. This toy won five national awards from Patenting Magazine, Parents Magazine and industry associations. From this effort, he formed a company and sold 20,000 toy sets from his garage.

Michael McMillan, Director. Mr. McMillan formed MLM Consulting Services, Inc. in 2005, providing senior-level consulting services to organizations such as GM Powertrain, ILSAC and selected other organizations in the additive industry. For more than 35 years, Dr. McMillan served with General Motors, where he concentrated on the relationships of fuels and lubricants to their performance in automotive components. Dr. McMillan also has published numerous papers on subjects in this area. He was closely involved in ASTM efforts to develop low-temperature engine oil pumpability testing and high-temperature rheological tests which predict engine wear, as well as CRC and ASTM efforts to solve diesel fuel-related problems including low-temperature operability and exhaust particulate formation. Concerned with all aspects of engine oil quality and performance, he was closely involved with efforts to improve lubricant performance through the development of worldwide performance specifications.

Dr. McMillan has served as chairman of the International Lubricant Standardization and Approval Committee (ILSAC), co-chairman of the Administrative Guidance Panel which oversaw the API Engine Oil Licensing and Certification System, and was an active participant in numerous ASTM and SAE technical committee activities. He was elected a Fellow of the Society of Automotive Engineers in 2002.

Dr. McMillan received his BS (1964) and MS (1965) degrees in Chemical Engineering from the University of Michigan, and a PhD in Chemical Engineering from the Ohio State University in 1970.

Ted Brombach, Director. Ted Brombach has been an investment banker for more than 20 years. He has spent the past 16 years at Morgan Stanley, both in New York and Chicago. Most recently, Mr. Brombach served as the co-head of Morgan Stanley's Midwest Investment Banking Group. Prior to joining Morgan Stanley, he served in the mergers & acquisitions department of Kidder, Peabody & Co. Inc. in New York and also in London.

While at Morgan Stanley, Mr. Brombach served as a generalist investment banker, working across a broad array of industries and geographies, and had responsibility for some of the firm's largest clients. His extensive client experience includes: Anheuser Busch's acquisition of Harbin Brewery, in Harbin, China, a deal voted Asian M&A Deal of the Year in 2005; General Mills' disposition of its shares held by Diageo PLC of London - shares acquired in the context of the acquisition of Pillsbury by General Mills, a deal voted U.S. Equity Deal of the Year in 2005. In addition, Mr. Brombach's clients have included a number of other food and beverage and industrial clients such as Cargill, 3M, Emerson, ConAgra, Premium Standard Farms and Enersys.

Mr. Brombach is a graduate of the University of Notre Dame where he received a BA, magna cum laude. He also was a 1990 graduate of Northwestern University's Kellogg Graduate School of Business, where he studied finance, accounting and marketing. Mr. Brombach is a member of the board of directors of the Lyric Opera of Chicago and is a member of the board of directors of Great River Holding Company, a multi-bank holding company based in Minnesota.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ABOVE SLATE OF DIRECTORS.

No Audit, Nominating and Compensation Committees

The Board of Directors does not have an audit committee, nominating committee or compensation committee or any committees performing similar functions as the Company only has one director at this time, limited operations and capital. In the future, the Company intends to establish audit, compensation and nominating committees and adopt such other corporate governance functions as it believes appropriate and necessary for the protection of investors. Currently, each of these functions is being performed by the Board of Directors as a whole, none of whom are independent. If the proposed slate of nominees is elected at the Special Meeting, those directors will discuss constituting the appropriate committees to oversee the Company's business and corporate governance matters. Currently, the Board of Directors anticipates that any such committee, when established, will have a majority of independent directors.

The Company currently has no independent directors, as the term "independent" is defined by the rules of the Nasdaq Stock Market (although the Company 's shares of common stock are not listed there or any other national securities exchange. However, upon completion of the Transaction, the Company will have seven directors, all of which we believe would be considered independent directors other than Mr. Jaeger, who will not be deemed to be independent. The Company intends to form a nominating committee in the future. At that time, it will adopt a nominating committee charter. At this time, the Company does not have any policy with regard to the consideration of any director candidates recommended by security holders. Although there are no formal procedures for security holders to nominate persons to serve as directors, the Board of Directors will consider nominations from stockholders, which should be addressed to the Company's address set forth in this proxy statement. The Company believes that the establishment of a formal policy is within the purview of a nominating committee. Similarly, the Company does not have any specific qualifications for membership on the nominating committee or for a nominee to the Board of Directors at this time, although it expects that the nominating committee may implement such policies in the future and it is for this reason that the Company does not know whether there will be any difference in the manner in which the nominating committee will evaluate nominees to be a director based on whether the nominee is recommended by a security holder or otherwise. The directors listed above represent persons selected by Platinum LP as part of the asset acquisition agreement and negotiated with prior management of the Company. At this time, the Company does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees to the Board of Directors. The Company has not received any requests from any security holder recommending any nominees to its Board of Directors.

Information Concerning Current Board of Director Operations

All directors were in attendance at board and stockholder meetings held by the Company during the last fiscal year. The Company does not have a written policy with regard to board members' attendance at annual meetings.

The current Board of Directors of the Company will be replaced on closing the Transaction with a new slate of directors selected by Platinum LP. No member of the current Board of Directors has refused to stand for re-election or is choosing to resign as a result of a disagreement with the Company related to its operations, policies or practices.

Executive Compensation.

Directors are permitted to receive fixed fees and other compensation for their services as directors, as determined by the Board of Directors. No amounts have been paid to directors of the Company in such capacity since inception. Officers and directors of the Company are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. As of December 31, 2006, executives of the Company have not received any compensation, either directly or indirectly for their services as directors and executive officers of the Company. If the proposed director nominees and the proposal to adopt the Incentive Plan are approved at the Special Meeting, then upon closing of the Transaction, certain of the nominees will be issued options under the Incentive Plan in substitution for existing equity options that were issued by Platinum LP to those nominees for services provided previously and in the future to Platinum LP. The Substituted Options issued to the director nominees would be exercisable for shares of common stock and at an exercise price per share that will be determined at the time of the closing of the Transaction. The options granted to each nominee will vest in three equal, annual increments, with all of the shares subject to the options that are granted to such nominee being fully vested as of the 3rd anniversary date of the closing of the Transaction. See "Platinum Research Organization, Inc. Stock Incentive Plan -Incentive Plan Benefits". Executive compensation is subject to changes concurrent with the Company's requirements.

The following table summarizes the compensation paid to our President and Chief Executive Officer during the last three complete fiscal years. No other officer or director received annual compensation in excess of $100,000 during the last three complete fiscal years.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Annual Compensation			Long Term Compensation			All Other Compen- sation
		Salary	Bonus	Other Annual Compen- sation	Awards		Payouts
					Securities Under Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts
Cecelia Pineda, President CEO, CFO and Director(1)	2005	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Notes:
(1)	Ms. Pineda was appointed President, CEO, CFO, Treasurer, Principal Accounting Officer, Secretary and a Director of the Company on May 13, 2005, the date of our formation.

The following table sets forth the annual salary for each executive officer of the Company which will be in effect as of the closing of the Transaction:

Name	Office	Annual Salary 2007 (projected) (1)

Cork Jaeger	President and Chief Executive Officer, Interim Chief Financial Officer and Interim Secretary	$75,000 (2)

Notes: (1)	The definitive compensation of the Company officers will be determined by the Board of Directors of the Company post-closing of the Transaction, subject to any existing agreements by which the Company is bound. The projected amounts do not include an estimate of any performance bonuses, which are discussed below.
(2)	Mr. Jaeger will be paid a pro rated portion of this amount based on the number of days remaining in the calendar year after closing. The final amounts payable to Mr. Jaeger were established by the terms of the consulting agreement among the Company, Mr. Jaeger and his affiliated company, Fairmount, pursuant to which it is anticipated that Fairmount will also receive payments equal to $11,250 per month during the term of the agreement. See "CONTRIBUTION AGREEMENT -Related Transactions."

Board of Directors Report on Executive Compensation

The Board of Directors of the Company will be responsible for reviewing and determining the annual salary and other compensation of the executive officers and key employees of the Company. The goals of the Company are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. the Company will provide base salaries to its executive officers and key employees sufficient to provide motivation to achieve certain operating goals. Although salaries are not specifically tied to performance, incentive bonuses are available to certain executive officers and key employees. In the future, executive compensation may include without limitation cash bonuses, stock option grants and stock reward grants. In addition, the Company may set up a pension plan or similar retirement plans.

The Company has no pension, health, annuity, insurance, profit sharing or similar benefit plans. The Company will not assume any and all pension, health, annuity, insurance, profit sharing or similar benefit plans in place by Platinum LP at the closing of the Transaction.

Stock Options/SAR Grants.

No stock options or SARs were granted by the Company since its inception. Upon completion of the Transaction, certain options that were granted by Platinum LP under its existing equity incentive plan will be exchanged for options under the Incentive Plan, subject to it being approved at the Special Meeting.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options, restricted stock and stock appreciation rights at the discretion of our Board of Directors, including, without limitation, the Substitution Options. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our Board of Directors.

Compensation of Directors

No cash compensation was paid to any of the Company's directors for the director's services as a director during the fiscal year ended December 31, 2005. The Company has no standard arrangement pursuant to which its directors are compensated for their services in their capacity as directors except for the granting from time to time of stock options, restricted stock and stock appreciation rights under the Company's Incentive Plan. The Board of Directors may award special remuneration to any director undertaking any special services on behalf of the Company other than services ordinarily required of a director. Other than indicated below, no director received and/or accrued any compensation for his services as a director, including committee participation and/or special assignments in the last two years.

Employment Contracts and Termination of Employment or Change of Control

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to anyone which would in any way result in payments to any such person because of his or her resignation, retirement, or other termination of such person's employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a changing in control of the Company; whether the value of such compensation exceeds $100,000 per executive officer.

Familial Relationships

There are no family relationships between the current board members or among the proposed board members.

Significant Employees

The Company does not have any employees who are not executive officers, but who are expected to make a significant contribution to the Company's business.

Involvement in certain legal proceedings

During the past five years, none of the Company's directors, or persons nominated to become a director, or executive officer, promoter or control person:

a.	was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;
b.	was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
c.	was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or
d.	as found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Audit Committee Financial Expert

The Company does not have an audit committee financial expert serving on the Board of Directors or an audit committee. The current Board of Directors and Officers of the Company consists of one person. The current Board Member did not believe it would be likely that the Company could attract an independent financial expert to serve on the Board of Directors or as an officer at this stage of the Company's development.

Under the applicable SEC standards, an audit committee financial expert means a person who has the following attributes:

  understanding of generally accepted accounting principles and financial statements;
  ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;
  experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;
  understanding of internal controls and procedures for financial reporting; and
  understanding of audit committee functions.

The SEC has only recently introduced the requirement to disclose whether a company has an independent financial expert on its audit committee. This requirement was one of the rule changes implemented as a result of the Sarbanes Oxley Act introduced in August 2002. The Company expects its new Board of Directors to revisit this issue once it has completed the Transaction.

Certain Relationships and Related Transactions

Other than disclosed below or otherwise in this document. there have been no transactions by the Company within the last two years where a director, officer or stockholder of the Company, had a direct or indirect interest.

During the year ended December 31, 2005, the Company received net cash advances from Cecelia Pineda of US $5,000. As of September 30, 2006, the Company owed $7,200 to Ms. Pineda. Amounts due to and from related parties are unsecured, non-interest bearing and have no specific terms of repayment.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company 's directors and executive officers and persons who own more than 10 percent of a registered class of the Company 's equity securities to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 supplied to the Company, none of the officers, directors or 10 percent stockholders of the Company were delinquent in any necessary filings under Section 16(a).

Code of Ethics

The Company intends to adopt a code of ethics in 2007 that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company intends to post the text of our code of ethics on its website at in connection with our "Investor Relations" materials. In addition, the Company intends to promptly disclose (1) the nature of any amendment to our code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (2) the nature of any waiver, including an implicit waiver, from a provision of the Company's code of ethics that is granted to one of these specified officers, the name of such person who is granted the waiver and the date of the waiver on the Company's website in the future. the Company does not currently have a code of ethics as this is a new regulatory requirement and the Company is examining the various form and contents of other companies written code of ethics, discussing the merits and meaning of a code of ethics to determine the best form for the Company.

Indemnification

Section 145 of the Delaware General Corporation Law allows for indemnification of the officers and directors of the Company. The new Bylaws of the Company allow Directors, officers, committee members, and other persons have the rights to indemnification provided by Section 145 of the Delaware General Corporation Law and law amendatory thereof and supplementary thereto.

The officers and directors of the Company are accountable to the stockholders of the Company as fiduciaries, which means such officers and directors are required to exercise good faith and integrity in handling the Company's affairs.

A stockholder may be able to institute legal action on behalf of himself and all other similarly situated stockholders, to recover damages where the Company has failed or has refused to observe the law. Stockholders may, subject to applicable rules of civil procedure, be able to bring a class action or derivative suit to enforce their rights, including rights under certain federal and state securities laws and regulations. Stockholders who have suffered losses in connection with the purchase or sale of their interest in the Company, due to a breach of fiduciary duty by an officer or director of the Company in connection with such sale or purchase including, but not limited to, the misapplication by any such officer or director of the proceeds from the sale of any securities, may be able to recover such losses from the Company.

The Company may not be liable to its stockholders for errors in judgment or other acts or omissions not amounting to intentional misconduct, fraud or a knowing violation of the law, since provisions have been made in the Articles of Incorporation and By-laws limiting such liability. The Articles of Incorporation and By-laws also provide for indemnification of the officers and directors of the Company in most cases for any liability suffered by them or arising out of their activities as officers and directors of the Company, if they had not engaged in intentional misconduct, fraud or a knowing violation of the law. Therefore, purchasers of these securities may have a more limited right of action that they would have except for this limitation in the Articles of Incorporation and By-laws. The Company has been advised that, it is the position of the SEC that, insofar as the foregoing provisions may be invoked to disclaim liability for damages arising under the Securities Exchange Act of 1934, such provisions are against public policy as expressed in the Securities Act and are therefore unenforceable.

The Company may also purchase and maintain insurance on behalf of directors and officers, insuring against any liability asserted against such persons incurred in the capacity of director or officer or arising out of such status, whether or not the Company would have the power to indemnify such persons.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 or the Securities and Exchange Act of 1934 may be permitted to directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

DISSENTER'S RIGHTS

Under the Nevada Revised Statutes, the approval by the Company's stockholders of any of the proposals to adopt the contribution agreement, appoint the nominated directors, and adopt the Incentive Plan will not require the Company to provide stockholders who dissent from such proposal with a right of appraisal, nor will those stockholders have other dissenter's rights under state law. However, stockholders of the Company who follow the appropriate procedures are entitled to dissent from the consummation of the reincorporation of the Company from the State of Nevada to the State of Delaware and receive payment of the fair value of their shares under Sections 92A.300 through 92A.500 of the Nevada General Corporation Law.

The following information is intended as a brief summary of the material provisions of the statutory procedures you must follow in order to perfect your appraisal rights. You are urged to read the full text of the Nevada dissenters' rights statute, which is reprinted in its entirety and attached as Exhibit "F" to this document. A person having a beneficial interest in shares of our common stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below, properly and in a timely manner, if such person wishes to perfect any dissenters' rights such person may have.

This discussion and Exhibit "F" should be reviewed carefully by you if you wish to exercise statutory dissenters' rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters' rights statute may result in a termination or waiver of dissenters' rights under the Nevada dissenters' rights statute.

Under the Nevada dissenters' rights statute, you have the right to dissent from the reincorporation and demand payment of the fair value of your shares of common stock. If you elect to dissent, you must not consent to or approve the proposed reincorporation. If you do consent to or approve the reincorporation, you will not be entitled to dissenters' rights. The "fair value" of the shares as used in the Nevada dissenters' rights statute is the value of the shares immediately before the effectuation of the proposed reincorporation, excluding any appreciation or depreciation in anticipation of the reincorporation unless exclusion would be inequitable.

Within 10 days after the effective time of the reincorporation, we will give written notice of the effective time of the reincorporation by certified mail to each stockholder entitled to assert dissenters' rights. The notice will also state where demand for payment must be sent and where share certificates shall be deposited, among other information. Within the time period set forth in the notice, which may not be less than 30 days nor more than 60 days following the date notice is delivered, the dissenting stockholder must make a written demand on us for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

Within 30 days after the receipt of demand for the fair value of the dissenters' shares, we will pay to each dissenter who complied with the required procedures the amount we estimate to be the fair value of the dissenters' shares, plus accrued interest. Additionally, we will mail to each dissenting stockholder certain financial statements, a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters' right to demand payment of fair value under Nevada Law, and a copy of the relevant provisions of Nevada Law.

A dissenting stockholder, within 30 days following receipt of payment for the shares, may send us a notice containing such stockholder's own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder.

If a demand for payment remains unsettled, we will petition the court to determine fair value and accrued interest. If we fail to commence an action within 60 days following the receipt of the stockholder's demand, we will pay to the stockholder the amount demanded by the stockholder in the stockholder's notice containing the stockholder's estimate of fair value and accrued interest.

If you wish to seek dissenters' rights, you are urged to review the applicable Nevada statutes attached to this Proxy Statement as Exhibit "F".

INDEPENDENT ACCOUNTANTS

The Company's current auditor is the firm of James Stafford, Chartered Accountants. Since our date of incorporation, May 13, 2005, there have been no changes in, or disagreements with, accountants on accounting and/or financial disclosure. The Company does not expect a representative of James Stafford, Chartered Accountants to be present at the Special Meeting.

During the fiscal year ended December 31, 2005, James Stafford, Chartered Accountants provided various audit, audit related and non-audit services to the Company as follows:

	December 31, 2006(1)	December 31, 2005(2)

Audit fees	$ 4,505	$ 4,505
Audit related service fees	Nil	Nil
Tax fees	Nil	Nil
Non-audit service fees	Nil	Nil

Notes:	(1)	These numbers are estimates only.
	(2)	The Company was formed May 13, 2005 and as such is only providing information in this table to the year ended December 31, 2005.

On close of the Transaction, the Company intends to change auditors to Lane Gorman Trubitt, L.L.P., the independent accountants of Platinum LP. The year end of the Company will remain December 31st.

The audit reports of James Stafford, Chartered Accountants on the financial statements of the Company since our date of incorporation May 13, 2005 have not contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

PROPOSALS BY SECURITY HOLDERS AND OTHER MATTERS

The Company's Board  of Directors does  not  know  of  any other matters  that are to be presented to the stockholders  for  their approval   and  consent  pursuant  to  the  written  consent   of stockholders  other  than those referred to in  this  Proxy Statement.

DELIVERY OF DOCUMENT TO SECURITY HOLDERS SHARING AN ADDRESS

One Proxy Statement will be delivered to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Proxy Statement to the stockholder at the shared address to which a single copy of the documents was delivered and provide instructions as to how the stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Proxy Statement. In the event a stockholder desires to provide such a notice to the Company such notice may be given verbally by telephoning the Company's offices at 888-327-4122 or by mail the Company's mailing address Suite 421-1917 West 4th Avenue, Vancouver,
BC, Canada V6J 1MT.

WHERE YOU CAN FIND
MORE INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that the
Company files with SEC at the SEC's Public Reference Room at 100 F Street N.E.,
Washington, D.C. 20549. You can obtain information about the operation of the
SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the
SEC, which you can access over the Internet at .

FINANCIAL STATEMENTS

Index to Financial Statements

  Platinum
Research Organization, Inc.

   Page

  AUDITED
FINANCIAL STATEMENTS

  Report of
Independent Registered Public Accounting Firm

FS-4

  Balance Sheet
as of December 31, 2005

FS-5

  Statement of Operations for the period 13 May, 2005 (date of inception) to 31
December, 2005

FS-6

  Statement of
  Cash Flows for the period 13 May, 2005 (date of inception) to 31 December,
2005

FS-7

  Statement of
  Changes to Stockholders' Equity for the period 13 May, 2005 (date of inception) to 31 December, 2005

FS-8

  Notes to
Financial Statements

FS-9 to FS-16

UNAUDITED INTERIM FINANCIAL STATEMENTS

  Balance Sheet
as of September 30, 2006

FS-18

  Statements of
Operations for the three and nine months ended September 30, 2006

FS-19

  Statement of
Cash Flows for the three months and nine months ended September 30, 2006

FS-20

  Statements of
  Changes in Stockholders' Equity for the nine months ended
September 30, 2006

FS-21

  Notes to
Financial Statements

FS-22 to FS-32

Platinum Research Organization, L.P. and Subsidiary

   Page

  AUDITED
FINANCIAL STATEMENTS

  Independent
Auditors' Report

FS-35

  Consolidated
Balance Sheets as of December 31, 2005 and 2004

FS-36

  Consolidated
  Statements of Operations for the year ended December 31, 2005, the period from
  April 28, 2004 (date of inception) through December 31, 2004 and the cumulative amounts from April 28, 2004 (date of inception through December 31,
2005

FS-37

  Consolidated
  Statements of Partners' Capital for the period from April 28, 2004 (date of inception) through December 31, 2005

FS-38

  Consolidated
  Statements of Cash Flows for the year ended December 31, 2005, the period from
  April 28, 2004 (date of inception) through December 31, 2004 and the cumulative amounts from April 28, 2004 (date of inception) through December
31, 2005

FS-39

  Notes to
Consolidated Financial Statements

FS-40 to FS-45

  Supplemental
Information

FS-46 to FS-50

   Page

UNAUDITED INTERIM FINANCIAL STATEMENTS

  Report of
Independent Registered Public Accounting Firm

FS-53

  Consolidated
Balance Sheet as of September 30, 2006 and 2005

FS-54

  Consolidated
  Statements of Operations for the three and nine months ended September 30,
  2006 and 2005 and the cumulative amounts from April 28, 2004 (date of inception) through September 30, 2006

FS-55 to FS-56

  Consolidated
  Statement of Partners' Capital for the period April 28, 2004 (date of inception) through September 30, 2006

FS-57

  Consolidated
  Statement of Cash Flows for the three and nine months ended September 30, 2006 and the cumulative amounts from April 28, 2004 (date of inception) through
September 30, 2006

FS-58

  Notes to
Consolidated Financial Statements

FS-59 to FS-64

Supplemental Information

FS-65 to FS-70

Platinum Research and Development L.L.C.

   Page

  AUDITED
FINANCIAL STATEMENTS

  Independent
Auditors' Report

FS-73

  Balance
Sheets as of December 31, 2005, 2004 and 2003

FS-74

  Statements of
  Operations for the years ended December 31, 2005, 2004 and 2003 and the cumulative amounts from July 1, 1996 (date of inception) to December 31, 2005

FS-75

  Statements of
  Members' Equity for the period from July 1, 1996 (date of inception) through
December 31, 2005

FS-76

  Statements of
  Cash Flows for the years ended December 31, 2005, 2004 and 2003 and the cumulative amounts from July 1, 1996 (date of inception) through December 31,
2005

FS-77

  Notes to
Financial Statements

FS-78 to FS-81

Financial Statements of Platinum
Research Organization, Inc.

NorthTech Corporation

(A Development Stage Company)

Financial Statements

(Expressed in U.S. Dollars)

31 December 2005

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

NorthTech Corporation

(A Development Stage Company)

We have audited the balance sheet of NorthTech Corporation (the
"Company") as of 31 December 2005, and the related statement of operation, cash flows and changes in stockholders' equity for the period from the date of inception on 13 May 2005 to 31 December 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company
Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of 31 December
2005 and the results of its operations, its cash flows and its changes in stockholders' equity for the period from the date of inception on 13 May 2005 to
31 December 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the
Company will continue as a going concern. As discussed in Note 1 to the financial statements, conditions exist which raise substantial doubt about the
Company's ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations.
Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ James Stafford

 Chartered Accountants

Vancouver, Canada

20 March 2006

NorthTech Corporation

(A Development Stage Company)

Balance Sheet

(Expressed in U.S. Dollars)

As of 31 December 2005

$

Assets

Current

Cash and cash equivalents

1,904

Prepaid expenses

50

1,954

Liabilities

Current

  Accounts payable and accrued
liabilities (Note 3)

7,540

  Due to related party (Note
4)

5,000

12,540

Stockholders' equity

Capital stock (Note5)

Authorized

  75,000,000 common shares, par
value $0.001

Issued and outstanding

  2005 -4,500,000 common shares,
par value $0.001

4,500

Additional paid in capital

4,500

  Deficit, accumulated during the
development stage

(19,586)

(10,586)

1,954

    Nature and Continuance of Operations (Note1)

Subsequent Events (Note 8)

On behalf of the Board:

/s/ Cecelia Pineda Director

Cecelia Pineda

The accompanying notes are an integral part of these financial statements.

NorthTech Corporation

(A Development Stage Company)

Statement of Operations

(Expressed in U.S. Dollars)

For the period from the date of inception on 13 May 2005 to 31 December 2005

$

Expenses

Consulting fees

5,000

Legal and accounting

13,687

  Office and
miscellaneous

144

Transfer agent fees

755

  Net loss for the
period

19,586

  Basic and diluted
earnings per common share

(0.004)

  Weighted average
number of common shares used in per share calculations

4,500,000

The accompanying notes are an integral part of these financial statements.

NorthTech Corporation

(A Development Stage Company)

Statement of Cash Flows

(Expressed in U.S. Dollars)

For the period from the date of inception on 13 May 2005 to 31 December 2005

$

  Cash flows from
operating activities

  Net loss for the
period

(19,586)

  Changes in operating
assets and liabilities

  Increase in prepaid
expenses

(50)

  Increase in accounts
payable and accrued liabilities

7,540

  Increase in due to
related parties

5,000

(7,096)

  Cash flows from
financing activities

  Common shares issued
for cash

9,000

  Increase in cash and cash equivalents, being cash and cash equivalents, end of period

1,904

Supplemental Disclosures with Respect to Cash Flows
(Note 7)

The accompanying notes are an integral part of these financial statements.

NorthTech Corporation

(A Development Stage Company)

Statement of Changes in Stockholders' Equity

(Expressed in U.S. Dollars)

Number of shares issued

Share Capital

Additional paid in capital

Deficit

Stockholders' equity

$

$

$

$

  Balance at 13 May 2005
(inception)

-

-

-

-

-

  Common share issued -cash ($0.002
per share) (Note 5)

4,500,000

4,500

4,500

-

9,000

Net loss for the period

-

-

-

(19,586)

(19,586)

Balance at 31 December 2005

4,500,000

4,500

4,500

(19,586)

(10,586)

The accompanying notes are an integral part of these financial statements.

NorthTech Corporation

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 December 2005

  Nature and Continuance of Operations

  NorthTech Corporation (the "Company") was incorporated under the laws of the
 State of Nevada on 13 May 2005. The Company was incorporated for the purpose to develop and market two database management programs, one for small businesses and the other for community based sports teams.

  The Company is a development stage enterprise, as defined in Statements of
 Financial Accounting Standards ("SFAS") No. 7. The Company is devoting all of its present efforts in securing and establishing a new business, and its planned principle operations have not commenced. As a result, no revenue has been derived during the organization period.

  The Company's financial statements as of 31 December 2005 and for the period from the date of inception on 13 May 2005 to 31 December 2005 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has a loss of $19,586 for the period from the date of inception on 13 May 2005 to 31 December 2005 and has a working capital deficit of $5,586 at 31 December 2005.

  Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that the Company's capital resources should be adequate to continue operating and maintaining its business strategy during the fiscal year ending 31 December 2006. However, if the Company is unable to raise additional capital in the near future, due to the Company's liquidity problems, management expects that the Company will need to curtail operations, liquidate assets, seek additional capital on less favorable terms and/or pursue other remedial measures. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

  At 31 December 2005, the Company was not engaged in a business and had suffered losses from development stage activities to date. Although management is currently attempting to implement its business plan, and is seeking additional sources of equity or debt financing, there is no assurance these activities will be successful. Accordingly, the Company must rely on its president to perform essential functions without compensation until a business operation can be commenced. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

  Significant Accounting Policies

The following is a summary of significant accounting policies used in the preparation of these financial statements.

NorthTech Corporation

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 December 2005

Basis of presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America applicable to development stage enterprises, and are expressed in U.S. dollars.
 The Company's fiscal year end is 31 December.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Financial instruments

The carrying value of cash, prepaid expenses, accounts payable and accrued liabilities, and due to related party approximates their fair value because of the short maturity of these instruments. The Company's operations are in Canada and virtually all of its assets and liabilities are giving rise to significant exposure to market risks from changes in foreign currency rates. The Company's financial risk is the risk that arises from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

Derivative financial instruments

The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Income taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS No. 109, Accounting for Income
 Taxes, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax losses and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carry-forwards when realization is more likely than not.

NorthTech Corporation

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 December 2005

Basic and diluted net loss per share

The Company computes net loss per share in accordance with SFAS No. 128,
 Earnings per Share. SFAS No. 128 requires presentation of both basic and diluted earnings per share ("EPS") on the face of the income statement. Basic
 EPS is computed by dividing net loss available to common shareholders
 (numerator) by the weighted average number of shares outstanding (denominator)
 during the period. Diluted EPS gives effect to all potentially dilutive common shares outstanding during the period using the treasury stock method and convertible preferred stock using the iFS-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive.

Comprehensive loss

SFAS No. 130, Reporting Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As of 31 December 2005, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

Segments of an enterprise and related information

SFAS No. 131, Disclosures about Segments of an Enterprise and Related
 Information, supersedes SFAS No. 14, Financial Reporting for Segments of a
 Business Enterprise. SFAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has evaluated this SFAS and does not believe it is applicable at this time.

Start-up expenses

The Company has adopted Statement of Position No. 98-5, Reporting the Costs of Start-up Activities, which requires that costs associated with start-up activities be expensed as incurred.  Accordingly, start-up costs associated with the Company's formation have been included in the Company's general and administrative expenses for the period from the date of inception on 13 May 2005 to 31 December 2005.

NorthTech Corporation

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 December 2005

Foreign currency translation

The Company's functional and reporting currency is in U.S. dollars. The financial statements of the Company are translated to U.S. dollars in accordance with SFAS No. 52, Foreign Currency Translation. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from these estimates.

Recent accounting pronouncements

In May 2005, the Financial Accounting Standards Board (the "FASB") issued
 SFAS No. 154, Accounting Changes and Error Corrections -A Replacement of APB
 Opinion No. 20 and SFAS No. 3. SFAS No. 154 changes the requirements for the accounting for and the reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The provisions of SFAS No. 154 are effective for accounting changes and correction of errors made in fiscal years beginning after 15 December 2005. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.

In March 2005, the Securities and Exchange Commission ("SEC") staff issued
 Staff Accounting Bulletin ("SAB") No. 107 to give guidance on the implementation of SFAS No. 123R. The Company will consider SAB No. 107 during implementation of SFAS No. 123R.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary
 Assets -An Amendment of APB Opinion No. 29. The guidance in APB Opinion No.
 29, Accounting for Nonmonetary Transactions, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. SFAS No. 153 amends Opinion No. 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS No. 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after 15 June 2005. Early application is permitted and companies must apply the standard prospectively. The adoption of this standard is not expected to have a material effect on the Company's results of operations or its financial position.

NorthTech Corporation

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 December 2005

In December 2004, the FASB issued SFAS No. 123R, Share Based Payment. SFAS
 No. 123R is a revision of SFAS No. 123, Accounting for Stock-Based
 Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to
 Employees and its related implementation guidance. SFAS No. 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. SFAS No. 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123R requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award
 (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award -the requisite service period (usually the vesting period). SFAS No. 123R requires that the compensation cost relating to share-based payment transactions be recognized in the financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued.
 Public entities that file as small business issuers will be required to apply
 SFAS No. 123R in the first interim or annual reporting period that begins after
 15 December 2005. The adoption of this standard is not expected to have a material effect on the Company's results of operations or its financial position.

The FASB has also issued SFAS No. 151 and 152, but they will not have an effect of the financial reporting of the Company.

  Accounts Payable and Accrued Liabilities

  Accounts payable and accrued liabilities are non-interest bearing, unsecured and have settlement dates within one year.

  Due to Related Party

As of 31 December 2005, the amount due to related party includes $5,000 payable to a director and shareholder of the Company. This balance is non-interest bearing, unsecured and has no fixed terms of repayment.

NorthTech Corporation

(A Development Stage Company)"

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 December 2005

  Capital Stock

  Authorized

  The total authorized capital is 75,000,000 common shares with a par value of
 $0.001 per common share.

  Issued and outstanding

  The total issued and outstanding capital stock is 4,500,000 common shares with a par value of $0.001 per common share.

  On 25 July 2005, 4,500,000 common shares of the Company were issued for cash proceeds of $9,000.

  Income Taxes

  There are no current or deferred tax expenses for the year ended 31 December
 2005 due to the Company's loss position. The Company has fully reserved for any benefits of these losses. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the
 Company's ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes.

  The provision for refundable federal income tax consists of the following:

    For the
   period from
   the date of
   inception
   on 13 May
   2005 to
   31
   December
2005

$

   Deferred tax asset attributable
to:

Current operations

(6,659)

   Less: Change in valuation
allowance

6,659

Net refundable amount

-

NorthTech Corporation

 (A Development Stage Company)

 Notes to Financial Statements

 (Expressed in U.S. Dollars)

 31 December 2005

The composition of the Company's deferred tax assets as of 31 December 2005 is as follows:

31 December 2005

$

   Net income tax operating loss
carryforward

(19,586)

Statutory federal income tax rate

34%

Effective income tax rate

0%

Gross deferred tax assets

(6,659)

Less: Valuation allowance

6,659

Net deferred tax asset

-

The potential income tax benefit of these losses has been offset by a full valuation allowance.

As of 31 December 2005, the Company has an unused net operating loss carry-forward balance of approximately $19,586 that is available to offset future taxable income. This unused net operating loss carry-forward balance expires in 2025.

  Supplemental Disclosures with Respect to Cash Flows

    For the period from the date of inception on 13 May 2005 to
31 December 2005

$

   Cash paid during the year for
interest

-

   Cash paid during the year for
income taxes

-

NorthTech Corporation

 (A Development Stage Company)

 Notes to Financial Statements

 (Expressed in U.S. Dollars)

 31 December 2005

  Subsequent Events

         The following events occurred subsequent to 31 December 2005:

  The Company announced an offering of up to 2,000,000 units at a price of
 $0.05 per unit. Each unit consists of one common share of the Company and one share purchase warrant. Each share purchase warrant entitles the holder to purchase an additional common share of the Company at a price of $0.25 per common share expiring 26 January 2009. The Company has received $50,000 share subscriptions received in advance related to the future issuance of these units.

  A shareholder of the Company provided a loan of $2,200 to the Company which is non-interest bearing, unsecured and has no fixed terms of repayment.

PLATINUM RESEARCH ORGANIZATION, INC.

(formerly NorthTech Corporation)

(A Development Stage Company)

Financial Statements

(Expressed in U.S. Dollars)

(Unaudited)

30 September 2006

Platinum Research Organization, Inc.

(formerly NorthTech Corporation)

(A Development Stage Company)

Balance Sheets

(Expressed in U.S. Dollars)

(Unaudited)

   As at 30
  September
  2006

   As at 31
  December 2005
(Audited)

$

$

Assets

Current

Cash and cash equivalents

69,681

1,904

Prepaid expenses

-

50

69,681

1,954

Liabilities

Current

  Accounts payable and accrued
liabilities (Note 3)

1,976

7,540

Due to related party (Note 4)

7,200

5,000

9,176

12,540

Stockholders' equity

Capital stock (Note 6)

Authorized

  75,000,000 common shares, par
value $0.001

Issued and outstanding

  30 September 2006 - 6,500,000
common shares, par value $0.001

  31 December 2005 - 4,500,000
common shares, par value $0.001

6,500

4,500

Warrants

308

-

Additional paid-in capital

120,192

4,500

  Deficit, accumulated during the
development stage

(66,495)

(19,586)

60,505

(10,586)

69,681

1,954

  Nature and Continuance of Operations (Note 1) and Subsequent Events
(Note 9)

See notes to financial statements

On behalf of the Board:

/s/ Cecelia Pineda
  Director

Cecelia Pineda

Platinum Research Organization, Inc.

(formerly NorthTech Corporation)

(A Development Stage Company)

Statements of Operations

(Expressed in U.S. Dollars)

(Unaudited)

   For the
  period
  from the
  date of
  inception
  on 13 May
  2005 to 30
  September
2006

   For the
  three
  month
  period
  ended 30
  September
2006

   For the
  three
  month
  period
  ended 30
  September
2005

   For the
  nine
  month
  period
  ended 30
  September
2006

   For the
  period
  from the
  date of
  inception
  on 13 May
   2005 to 30
  September
2005

$

$

$

$

$

Expenses

  Bank charges and
interest

1,139

-

15

1,104

15

Consulting fees

5,000

-

-

-

-

Legal and accounting

24,061

2,166

4,667

10,374

4,667

  Management fees (Notes
5, 6 and 9)

15,300

5,100

-

15,300

-

Marketing

16,680

1,950

-

16,680

-

  Office and
miscellaneous

189

-

71

100

89

  Rent (Notes 5, 6 and
9)

2,700

900

-

2,700

-

Transfer agent fees

1,417

303

805

662

805

  Loss before other
item

(66,486)

(10,419)

(5,558)

(46,920)

(5,576)

Other item

  Foreign exchange gain
(loss)

(9)

(10)

-

11

-

  Net loss for the
period

(66,495)

(10,429)

(5,558)

(46,909)

(5,576)

  Basic and diluted
  loss per
common share

(0.002)

(0.002)

(0.008)

(0.002)

  Weighted average
  number of
  common shares used in per
share calculations

6,500,000

3,313,187

5,847,990

3,313,187

See notes to financial statements

Platinum Research Organization, Inc.

(formerly NorthTech Corporation)

(A Development Stage Company)

Statements of Cash Flows

(Expressed in U.S. Dollars)

(Unaudited)

   For the period
  from the date
  of inception on
  13 May 2005
  to 30
  September
2006

   For the
  three month
  period
  ended 30
  September
2006

   For the
  three
  month
  period
  ended 30
  September
2005

   For the nine month
  period
  ended 30
  September
2006

   For the
  period from
  the date of
  inception on
  13 May
   2005 to 30
  September
2005

$

$

$

$

$

  Cash flows from
operating activities

  Net loss for the
period

(66,495)

(10,429)

(5,558)

(46,909)

(5,576)

    Adjustments to
  reconcile loss to net cash used by operating activities Contributions to capital by related party - expenses (Notes 5, 6 and 9)

18,000

6,000

-

18,000

-

  Changes in operating
assets and liabilities

  Decrease in prepaid
expenses

-

-

-

50

-

  Increase (decrease) in
accounts payable and accrued liabilities

1,976

(742)

-

(5,564)

-

(46,519)

(5,171)

(5,558)

(34,423)

(5,576)

  Cash flows from
financing activities

  Common shares issued
for cash

108,692

-

9,000

99,692

9,000

  Warrants issued for
cash

308

-

-

308

-

  Increase (decrease) in
due to related party

7,200

-

(500)

2,200

-

116,200

-

8,500

102,200

9,000

  Increase (decrease)
in cash and cash equivalents

69,681

(5,171)

2,942

67,777

3,424

  Cash and cash
equivalents, beginning of period

-

74,852

482

1,904

-

  Cash and cash
equivalents, end of period

69,681

69,681

3,424

69,681

3,424

  Supplemental Disclosures with Respect to Cash Flows (Note 8)

See notes to financial statements

Platinum Research Organization, Inc.

(formerly NorthTech Corporation)

Statements of Changes in Stockholders' Equity

(Expressed in U.S. Dollars)

(Unaudited)

   Number of
  common
  shares
issued

   Capital
stock

   Additional
  paid-in
capital

Warrants

   Deficit,
  accumulated
  during the
  development
stage

   Stockholders'
equity

$

$

$

$

$

  Balance at 13 May
2005 (inception)

  Common shares issued
for cash ($0.002 per share) - 25 July 2005

4,500,000

4,500

4,500

-

-

9,000

  Net loss for the
period

-

-

-

-

(19,586)

(19,586)

  Balance at 31
December 2005

4,500,000

4,500

4,500

-

(19,586)

(10,586)

  Common shares issued
for cash ($0.05 per unit) - 30 March 2006 (Note 6)

2,000,000

2,000

97,692

-

-

99,692

  Warrants granted for
cash

-

-

-

308

-

308

  Contributions to
capital by related party - expenses (Notes 5, 6 and 9)

-

-

18,000

-

-

18,000

  Net loss for the
period

-

-

-

-

(46,909)

(46,909)

  Balance at 30
September 2006

6,500,000

6,500

120,192

308

(66,495)

60,505

Platinum Research Organization, Inc.

(formerly NorthTech Corporation)

(A Development Stage Company)

Notes to Financial Statements

(Unaudited)

30 September 2006

  Nature and Continuance of Operations

Platinum Research Organization, Inc. (formerly NorthTech Corporation) (the "Company") was incorporated under the laws of the State of Nevada on 13 May 2005. The Company was incorporated for the purpose of developing and marketing two database management programs, one for small businesses and the other for community-based sports teams.

The Company is a development stage enterprise, as defined in Statements of
  Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by
  Development Stage Enterprises". The Company is devoting all of its present efforts to securing and establishing a new business and its planned principle operations have not commenced. Accordingly, no revenue has been derived during the organization period.

The Company's financial statements as at 30 September 2006 and for the three and nine month periods then ended have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has a loss of $46,909 for the nine month period ended 30 September 2006 and has working capital of $60,505 at 30 September 2006 (31 December 2005 - working capital deficit of $10,586).

Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that the Company's capital resources should be adequate to continue operating and maintaining its business strategy during the fiscal year ending 2006. However, if the Company is unable to raise additional capital in the near future, due to the Company's liquidity problems, management expects that the Company will need to curtail operations, liquidate assets, seek additional capital on less favorable terms and/or pursue other remedial measures. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

At 30 September 2006, the Company had suffered losses from development stage activities to date. Although management is currently attempting to implement its business plan, and is seeking additional sources of equity or debt financing, there is no assurance these activities will be successful.
  Accordingly, the Company must rely on its president to perform essential functions without compensation until a business operation can be commenced.
  These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Platinum Research Organization, Inc.

(formerly NorthTech Corporation)

(A Development Stage Company)

Notes to Financial Statements

(Unaudited)

30 September 2006

2. Significant Accounting Policies

The following is a summary of significant accounting policies used in the preparation of these financial statements.

Basis of presentation

The accompanying unaudited interim financial statements have been prepared as of 30 September 2006, and for each of the three month and nine month periods ended 30 September 2006 and for the period from the date of inception on 13 May 2005 to 30 September 2006 and for the three month period ended 30
  September 2005 and for the period from the date of inception on 13 May 2005 to
  30 September 2005 in accordance with accounting principles generally accepted in the United States of America relating to the preparation of financial statements for interim periods. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month and nine month periods ended 30 September 2006 are not necessarily indicative of the results that may be expected for the year ending 31 December 2006.

These interim financial statements follow the same accounting policies and methods of their application as the most recent annual financial statements.
  These interim financial statements should be read in conjunction with the audited financial statements of the Company as at 31 December 2005.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Financial instruments

The carrying value of cash, accounts payable and accrued liabilities, and amounts due to related party approximate their fair value because of the short maturity of these instruments. The Company's operations are in Canada and virtually all of its assets and liabilities are giving rise to significant exposure to market risks from changes in foreign currency rates. The Company's financial risk is the risk that arises from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

Derivative financial instruments

The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Platinum Research Organization, Inc.

(formerly NorthTech Corporation)

(A Development Stage Company)

Notes to Financial Statements

(Unaudited)

30 September 2006

Income taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS No. 109, "Accounting for Income
  Taxes", which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax losses and credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carry-forwards when realization is more likely than not.

Basic and diluted net loss per share

The Company computes net income (loss) per share in accordance with SFAS
  No.128, "Earnings per Share". SFAS No. 128 requires presentation of both basic and diluted earnings per share ("EPS") on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excluded all dilutive potential shares if their effect is anti-dilutive.

Comprehensive loss

SFAS No. 130, "Reporting Comprehensive Income", establishes
  standards for the reporting and display of comprehensive loss and its components in the financial statements. As at 30 September 2006, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

Segments of an enterprise and related information

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related
  Information", supersedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise". SFAS No. 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has evaluated this SFAS and does not believe it is applicable at this time.

Platinum Research Organization, Inc.

(formerly NorthTech Corporation)

(A Development Stage Company)

Notes to Financial Statements

(Unaudited)

30 September 2006

  Start-up expenses

The Company has adopted Statement of Position No. 98-5, "Reporting the
  Costs of Start-up Activities", which requires that costs associated with start-up activities be expensed as incurred.  Accordingly, start-up costs associated with the Company's formation have been included in the Company's expenses for the period from the date of inception on 13 May 2005 to 30
  September 2006.

Foreign currency translation

The Company's functional and reporting currency is in U.S. Dollars. The financial statements of the Company are translated to U.S. dollars in accordance with SFAS No. 52, "Foreign Currency Translation". Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. The
  Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from these estimates.

Recent accounting pronouncements

In March 2006, the Financial Accounting Standards Board (the "FASB")
  issued SFAS No. 156, "Accounting for Servicing of
  Financial Assets", which amends SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities".
  SFAS No. 156 may be adopted as early as 1 January 2006, for calendar year-end entities, provided that no interim financial statements have been issued.
  Those not choosing to early adopt are required to apply the provisions as of the beginning of the first fiscal year that begins after 15 September 2006
  (e.g., 1 January 2007, for calendar year-end entities).  The intention of the new statement is to simplify accounting for separately recognized servicing assets and liabilities, such as those common with mortgage securitization activities, as well as to simplify efforts to obtain hedge-like accounting.  Specifically, the FASB said SFAS No. 156 permits a servicer using derivative financial instruments to report both the derivative financial instrument and related servicing asset or liability by using a consistent measurement attribute, or fair value.  The adoption of SFAS No. 156 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

Platinum Research Organization, Inc.

(formerly NorthTech Corporation)

(A Development Stage Company)

Notes to Financial Statements

(Unaudited)

30 September 2006

  In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain
  Hybrid Financial Instruments", which amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and SFAS No. 140. SFAS
  No. 155 permits fair value measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or hybrid financial instruments containing embedded derivatives. The adoption of SFAS No.
  155 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

Comparative figures

Certain comparative figures have been adjusted to conform to the current period's presentation.

  Accounts Payable and Accrued Liabilities

  Accounts payable and accrued liabilities are non-interest bearing, unsecured and have settlement dates within one year.

  Due to Related Party

  As at 30 September 2006, the amount due to a related party consists of
 $7,200 (31 December 2005 - $5,000) payable to a director and shareholder of the
 Company. This balance is non-interest bearing, unsecured, and has no fixed terms of repayment.

  Related Party
 Transactions

  During the nine month period ended 30 September 2006, an officer, director and shareholder of the Company made contributions to capital for management fees and rent of $15,300 (30 September 2005 - $Nil, cumulative - $15,300) and
 $2,700 (30 September 2005 - $Nil, cumulative - $2,700) respectively (Note 8).
 These amounts have been recorded as an increase in expenditures and an increase in additional paid-in capital.

  Capital Stock

  Authorized

  The total authorized capital is 75,000,000 common shares with a par value of
 $0.001 per common share.

Platinum Research Organization, Inc.

 (formerly NorthTech Corporation)

 (A Development Stage Company)

 Notes to Financial Statements

 (Unaudited)

 30 September 2006

Issued and outstanding

The total issued and outstanding capital stock is 6,500,000 common shares with a par value of $0.001 per share.

On 25 July 2005, 4,500,000 common shares of the Company were issued for cash proceeds of $9,000.

On 30 March 2006, 2,000,000 Units (the "Units") of the
 Company were issued for cash proceeds of $100,000. Each Unit consists of one common share of the Company and one share purchase warrant. Each share purchase warrant entitles the holder to purchase an additional common share of the
 Company at a price of $0.25 per common share expiring 26 January 2009.

Warrants

The following share purchase warrants were outstanding at 30 September 2006:

    Exercise
price

    Number
of warrants

    Remaining
   contractual life
(years)

$

Warrants

0.25

2,000,000

2.75

2,000,000

The following is a summary of warrant activities during the nine month period ended 30 September 2006:

    Number of
warrants

    Weighted average exercise
price

$

   Outstanding and exercisable at 31
December 2005

-

-

Granted

2,000,000

0.25

Exercised

-

-

Expired

-

-

   Outstanding and exercisable at 30
September 2006

2,000,000

0.25

   Weighted average fair value of
warrants granted during the nine month period ended 30 September 2006

0.0002

Platinum Research Organization, Inc.

 (formerly NorthTech Corporation)

 (A Development Stage Company)

 Notes to Financial Statements

 (Unaudited)

 30 September 2006

The weighted average grant date fair value of warrants issued during the six month period ended 30 September 2006 is $0.0002 per warrant. The fair value of each warrant granted was determined using the Black-Scholes option pricing model and the following weighted average assumptions:

    30
   September
2006

Risk free interest rate

4.83%

Expected life

3 years

Annualized volatility

125%

Expected dividends

0%

  Income Taxes

  The Company has losses carried forward for income tax purposes to 30
 September 2006. There are no current or deferred tax expenses for the period ended 30 September 2006 due to the Company's loss position. The Company has not reserved for any benefits of these losses. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the
 Company's ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes.

  The provision for refundable federal income tax consists of the following:

    For the nine
   month period
   ended 30
   September
2006

    For the period from the date of
   inception on 13
May 2005 to 30 September 2005

$

$

   Deferred tax asset
attributable to:

Current operations

15,949

1,890

   Contributions to
capital by related party - expenses

(6,120)

-

   Less: Change in
valuation allowance

(9,829)

(1,890)

Net refundable amount

-

-

Platinum Research Organization, Inc.

 (formerly NorthTech Corporation)

 (A Development Stage Company)

 Notes to Financial Statements

 (Unaudited)

 30 September 2006

 The composition of the Company's deferred tax asset as at 30 September 2006 and
 31 December 2005 is as follows:

    As at 30
   September
2006

    As at 31
   December
   2005
(Audited)

$

$

Net operating loss carry forward

48,496

19,586

Statutory federal income tax rate

34%

34%

Effective income tax rate

0%

0%

Deferred tax asset

16,489

6,659

Less: Valuation allowance

(16,489)

(6,659)

Net deferred tax asset

-

-

The potential income tax benefit of these losses has been offset by a full valuation allowance.

As at 30 September 2006, the Company has an unused net operating loss carry forward balance of approximately $48,496 that is available to offset future taxable income. This unused net operating loss carry forward balance for income tax purposes expires in 2025.

  Supplemental Disclosure with Respect to Cash Flows

    For the period
   from the date of
   inception on 13
   May 2005 to 30
September 2006

    For the
   three month
   period
   ended 30
   September
2006

    For the
   three
   month
   period
   ended 30
   September
2005

    For the nine month
   period
   ended 30
   September
2006

    For the period from
   the date of
   inception
   on 13 May
   2005 to 30
   September
   2005

$

$

$

$

$

   Cash paid during the period for
interest

-

-

-

-

-

   Cash paid during the period for
income taxes

-

-

-

-

-

  During the nine month period ended 30 September 2006, an officer, director and stockholder of the Company made contributions to capital for management fees and rent of $15,300 (30 September 2005 - $Nil, cumulative - $15,300) and
 $2,700 (30 September 2005 - $Nil, cumulative - $2,700) respectively (Note 5).

Platinum Research Organization, Inc.

 (formerly NorthTech Corporation)

 (A Development Stage Company)

 Notes to Financial Statements

 (Unaudited)

 30 September 2006

  Subsequent Events

The following events occurred subsequent to 30 September 2006:

  The Company incorporated in the jurisdiction of Nevada a wholly owned subsidiary, Platinum Research Organization, Inc. ("Platinum").

  Effective 31 October 2006, the Company merged with its wholly owned subsidiary Platinum for the purpose of effecting a change of name to "Platinum
  Research Organization, Inc." and a recapitalization of the Company's capital stock. Pursuant to the Agreement and Plan of Merger dated 18 October, 2006
  (the "Merger"), each outstanding share of the Company was exchanged for and become five shares of Platinum common stock on the effective date of the
  Merger. Platinum assumed the outstanding warrants of the Company, which will be exercisable for shares of Platinum common stock. Each such warrant is exercisable for five shares of Platinum common stock at the same price as one common share of the Company.

  On October
   26, 2006, the Company entered into a contribution agreement (the
   "Contribution Agreement") with Platinum Research Organization L.P.,  a limited partnership ("Platinum LP"), Lubrication Partners, joint venture ("GP
   Transferor") and sole shareholder of Platinum IP Management, Inc., the general partner of Platinum LP ("PRO GP"), each holding a limited partnership interest in Platinum LP (each, a "Limited Partner" and collectively, the "PRO
   Transferors") and John T. (Cork) Jaeger as the representative of all PRO
   Transferors (the "PRO Transferor Representative"), and Steve Drayton as the
   representative (the "Investor Representative") of all certain individuals who are expected to invest in the Registrant (other than the PRO Transferors)
   (the "Investors") in a private placement to be completed in conjunction with the Contribution Agreement.

Under the terms of the Contribution Agreement GP Transferor shall contribute to the Company all of the capital stock of PRO GP, each Limited Partner shall contribute to the Company all of the outstanding limited partner partnership interests of Platinum LP, and the Investors will contribute to the Company an aggregate minimum cash amount of $4,500,000.

In consideration the Company has agreed to complete the following:

    The Company will issue to the PRO Transferors 55,000,000 unregistered shares of common stock of the Company.

    The Company will issue to the Investors 5,000,000 preferred shares (the
  "Preferred Shares") and 2,500,000 share purchase warrants (the "Warrants").
  The Preferred Shares shall have an annual 10% accrued dividend which will be reduced to an annual 5% accrued dividend upon the Company entering into a commercial agreement(s) which will increase the Company's aggregate revenues to $40 million per annum and to an annual 2% accrued dividend upon the Company recording net revenues of $1 million per quarter. The Preferred Shares may be converted into common shares of the Company on a basis of five shares of common stock for every one Preferred Share at

FS-30

Platinum Research Organization, Inc.

(formerly NorthTech Corporation)

(A Development Stage Company)

Notes to Financial Statements

(Unaudited)

30 September 2006

anytime by the holder or by the Company under certain
       conditions. The Preferred Shares have a maturity date of five years from the date of closing. The Warrants will be issued to the Investors on the closing date. Each Warrant is exercisable for one share of common stock of the Company at an exercise price of $0.26 per share for a three year period from date of closing.

  The Company entered into a bridge loan agreement (the "Loan Agreement")
    with Platinum LP, pursuant to which the Company is to loan Platinum LP $
    1,000,000 (the "Platinum LP Note"). The Platinum LP Note bears regular interest at an annual rate of 10% per annum, is due and payable six months from the date of issuance, and is secured by a second lien on all of the assets of Platinum LP.

The closing of the Contribution Agreement is subject to shareholder approval and other terms and conditions. There can be no assurance that the transactions contemplated by the Contribution Agreement will be consummated.

    The Company entered into two Convertible Promissory Note Purchase
  Agreements whereby the Company has agreed to issue two promissory notes in the amount of $500,000 each (the "Convertible Promissory Notes") each bearing regular interest at 10% per annum, being unsecured, and being repayable in full one year from the date of issue.

The outstanding principle portion of the Convertible Promissory Notes shall be convertible into preferred shares of the Company on the basis of
   $0.90 per preferred share. Interest accrued on the Convertible Promissory
   Notes will be forgiven upon conversion of the Convertible Promissory Notes.

The proceeds of the Convertible Promissory Notes are to be used to advance a bridge loan to Platinum LP as is required under the Contribution Agreement
   (Note 9iii(c)).

Financial Statements of Platinum Research
Organization L.P.

PLATINUM RESEARCH ORGANIZATION, L.P.

AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS AND

INDEPENDENT AUDITOR'S REPORT

DECEMBER 31, 2005 AND 2004

PLATINUM RESEARCH ORGANIZATION, L.P. AND SUBSIDIARY

(A Development Stage Company)

DECEMBER 31, 2005 AND 2004

CONTENTS

Page

INDEPENDENT AUDITOR'S REPORT

FS-35

FINANCIAL STATEMENTS

  CONSOLIDATED BALANCE SHEETS

FS-36

CONSOLIDATED STATEMENTS OF OPERATIONS

FS-37

CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL

FS-38

CONSOLIDATED STATEMENTS OF CASH FLOWS

FS-39

  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FS-40 - FS-45

SUPPLEMENTAL INFORMATION

FS-46

  CONSOLIDATING BALANCE SHEETS

FS-47 - FS-48

  CONSOLIDATING BALANCE SHEETS

FS-49 - FS-50

Independent Auditor's Report

To the Partners

Platinum Research Organization, L.P. and Subsidiary

We have audited the accompanying consolidated balance sheets of Platinum Research Organization, L.P. and Subsidiary (A Development Stage
Company) as of December 31, 2005 and 2004 and the related consolidated statements of operations, partners' capital and cash flows for the year ended
December 31, 2005 and the period from April 28, 2004 (date of inception) through
December 31, 2004, and the cumulative amounts from April 28, 2004 (date of inception) through December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements
referred to above present fairly, in all material respects, the financial position of Platinum Research Organization, L.P. and Subsidiary as of December
31, 2005 and 2004, and the results of their operations, and cash flows for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an
opinion on the basic consolidated financial statements taken as a whole. The consolidating information is presented for purposes of additional analysis of the basic consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies. The consolidating information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

/s/ Lane Gorman Trubitt, L.L.P.

Dallas, Texas

June 5, 2006

   Platinum Research Organization L.P. and Subsidiary
  (A Development Stage Company)
  CONSOLIDATED BALANCE SHEETS
  December 31,

2005

2004

ASSETS

CURRENT ASSETS

Cash

$

2,090,273

$

3,996,696

Restricted cash

1,462,938

1,419,299

Accounts receivable

303

8

  Accounts receivable -
related parties

1,692

4,431

  Total current assets

3,555,206

5,420,434

  PROPERTY AND EQUIPMENT, NET OF
ACCUMULATED DEPRECIATION

1,329

455

OTHER ASSETS

  Loan issuance costs, net of
accumulated amortization

497,943

668,632

  Intellectual property, net of
accumulated amortization

3,901,691

4,224,370

  Non-amortizable
intellectual property

160,859

24,837

  Total other assets

4,560,493

4,917,839

$

8,117,028

$

10,338,728

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES

Accounts payable - trade

$

4,298

$

75,586

Accrued interest

70,000

70,000

  Total current
liabilities

74,298

145,586

LONG-TERM DEBT

6,000,000

6,000,000

COMMITMENTS AND CONTINGENCIES

-

-

PARTNERS' CAPITAL

2,042,730

4,193,142

$

8,117,028

$

10,338,728

The accompanying notes are an integral part of these consolidated financial statements.

   Platinum Research Organization L.P. and Subsidiary
  (A Development Stage Company)
  CONSOLIDATED STATEMENTS OF OPERATIONS

   Period from
  April 28, 2004

   Period from
  April 28, 2004

(date of inception)

(date of inception)

Year ended

through

through

December 31, 2005

December 31, 2004

December 31, 2005

Net sales

$ -

$ -

$ -

Cost of sales

-

-

-

Gross profit

-

-

-

Operating expenses

Interest

840,000

545,734

1,385,734

Research and development

125,657

125,008

250,665

  General and
administrative

1,317,697

683,710

2,001,407

2,283,354

1,354,452

3,637,806

Operating loss

(2,283,354)

(1,354,452)

(3,637,806)

Other income (expense)

Other income

135,744

6,658

142,402

135,744

6,658

142,402

NET LOSS

$ (2,147,610)

$ (1,347,794)

$ (3,495,404)

____________________________

________________________

__________________________

The accompanying notes are an integral part of these consolidated financial statements.

   Platinum Research Organization L.P. and Subsidiary
  (A Development Stage Company)
  CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL
  Period from April 28, 2004 (date of inception) through
  December 31, 2005

  Platinum IP

  Management,
Inc.

  Platinum IP GP,
Inc.

  Lubrication
Partners, LP

  Lubrication
Partners, JV

Total

  Balance at April 28, 2004
(date of inception)

$ -

$ -

$ -

$ -

$ -

  Capital contributions
-

-

55,366

4,202,277

1,278,954

5,536,597

forgiveness of debt

Capital contributions - cash

4,484

-

-

-

4,484

Distributions

(145)

-

-

-

(145)

Net loss

(117)

(13,477)

(1,022,887)

(311,313)

(1,347,794)

Balance at December 31, 2004

4,222

41,889

3,179,390

967,641

4,193,142

Capital contributions - cash

1,938

-

-

-

1,938

Distributions

(4,740)

-

-

-

(4,740)

Net loss

(1,431)

(21,462)

(1,628,950)

(495,767)

(2,147,610)

  Balance at December
31, 2005

$ (11)

$ 20,427

$ 1,550,440

$ 471,874

$ 2,042,730

The accompanying notes are an integral part of these consolidated financial statements.

   Platinum Research Organization L.P. and Subsidiary
  (A Development Stage Company)
  CONSOLIDATED STATEMENTS OF CASH FLOWS

   Period from
April 28, 2004

   Period from
April 28, 2004

   (date of
inception)

   (date of
inception)

Year ended

through

through

   December 31,
2005

   December 31,
2004

   December 31,
2005

  Cash flows from operating
activities

Net loss

$ (2,147,610)

$ (1,347,794)

$ (3,495,404)

  Adjustments to reconcile net loss
to net cash used in

operating activities

Depreciation and amortization

483,517

239,477

722,994

  Change in operating assets and
liabilities

Accounts receivable

(295)

(8)

(303)

  Accounts receivable - related
parties

2,739

(4,431)

(1,692)

Accounts payable - trade

(71,288)

75,586

4,298

Accrued interest

-

547,681

547,681

  Net cash used in
operating activities

(1,732,937)

(489,489)

(2,222,426)

  Cash flows from investing
activities

Purchase of property and equipment

(1,120)

(1,138)

(2,258)

  Investment in
intellectual property

(125,925)

(34,828)

(160,753)

  Net cash used in
investing activities

(127,045)

(35,966)

(163,011)

  Cash flows from financing
activities

Capital contributions

1,938

4,484

6,422

Distributions

(4,740)

(145)

(4,885)

Loan costs

-

(232,889)

(232,889)

  Net proceeds from
long-term debt

-

6,170,000

6,170,000

  Net cash provided by
(used in) financing activities

(2,802)

5,941,450

5,938,648

Net increase (decrease) in cash

(1,862,784)

5,415,995

3,553,211

  Cash at beginning of
year

5,415,995

-

-

Cash at end of year

$ 3,553,211

$ 5,415,995

$ 3,553,211

Supplemental disclosures:

Cash paid during the year for:

Interest

$ 840,000

$ -

$ 840,000

Income taxes

$ -

$ -

$ -

Non cash Items:

  Purchase of intellectual property
through assumption of debt

$ -

$ 4,475,789

$ 4,475,789

  Loan costs netted against proceeds
from loan

$ -

$ 450,000

$ 450,000

  Partners' capital contributions
resulting from the forgiveness of debt

$ -

$ 5,536,597

$ 5,536,597

The accompanying notes are an integral part of these consolidated financial statements.

Platinum Research Organization, L.P. and Subsidiary

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

BUSINESS ACTIVITY

The accompanying consolidated balance sheets, statements of
 operations, partners' capital and cash flows, of Platinum Research
 Organization, L.P. and Subsidiary (A Development Stage Company, the "Company"),
 includes the accounts of Platinum Research Organization, L.P. (a Texas Limited
 Partnership) and Platinum Intellectual Property, L.P. (a Texas Limited
 Partnership), all of which are under common ownership and management and are related in their operations. The Company has no significant revenues and no material operations and in accordance with Statement of Financial Accounting
 Standard ("SFAS") No. 7 "Accounting and Reporting by Development Stage
 Enterprises", the Company is considered a development stage company.

Platinum Research Organization, L.P. (the "Parent") was
 formed on April 28, 2004. The Parent's principal business activity is the design and commercialization of high performance lubricants and coatings.

Platinum Intellectual Property, L.P. (the "Subsidiary") was
 formed on December 1, 2004. The Subsidiary's principal business activity is to hold the intellectual property and the long-term debt of the Company. Platinum
 Research Organization, L.P. owns a controlling interest in Platinum
 Intellectual Property, L.P.

All partners should refer to the partnership agreements for
 a more complete description of the partnership provisions.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies
 consistently applied in the preparation of the accompanying consolidated financial statements is as follows:

Principles of Consolidation

The consolidated financial statements include the accounts
 of the Parent and its Subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

The Company considers all short term, highly liquid
 investments, which include short-term deposits with original maturities of three months or less from the date of purchase, and readily convertible to known amounts of cash, to be cash equivalents.

Restricted Cash

The Company's long-term debt agreement requires a minimum
 restricted cash balance of $1,410,000. The total amount of restricted cash at
 December 31, 2005 and 2004 was $1,462,938 and $1,419,299, respectively.
 Pursuant to the terms of the escrow agreement, the restricted cash will be released from escrow upon payment in full of principal and interest on the long-tem debt.

Accounts Receivable

In the normal course of business, the Company extends credit to its customers in Dallas, Texas and the surrounding communities, with payment terms generally at the prevailing market rates and terms. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer's financial condition, credit history, and current economic conditions. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received. In the event of complete nonperformance by the
 Company's customers, the maximum exposure to the Company is the outstanding accounts receivable balance at the date of nonperformance. Due to the Company being in the development stage, accounts receivable are minimal.

Platinum Research Organization, L.P. and Subsidiary

 (A Development Stage Company)

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment

Property and equipment are recorded at cost, less
 accumulated depreciation. Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by both accelerated and straight line methods.

Major repairs or replacements of property and equipment are
 capitalized. Maintenance, repairs and minor replacements are charged to operations as incurred. When units of property are retired or otherwise disposed of, their cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in operations.

Loan Issuance Costs

Loan issuance costs are amortized over the term of the loan
 agreement on a straight-line basis and are shown net of accumulated amortization.

Intellectual Property

Intellectual property consists of amortizable and
 non-amortizable patents and patent applications. Patents and patent applications are recorded at cost and amortized over the remaining life of the respective intellectual property once the patent is issued. Prior to the issuance of patents, the accumulated costs are carried at cost and evaluated for impairment. If the patent is denied or abandoned, the associated costs are written off. Legal costs of obtaining and defending intellectual property are capitalized and amortized once the patent for the intellectual property is issued. Research and development costs for internally developed intellectual property are expensed when incurred. Management evaluates the carrying value of the intellectual property and pending intellectual property annually for recoverability and the need to recognize any impairment based on estimated future cash flows. No impairment is considered to exist at December 31, 2005 and 2004.

On April 29, 2004 the Company entered into an agreement with
 Platinum Research Development, L.L.C. (a non-related entity) to purchase substantially all of their assets by assuming $3,000,000 in outstanding debt along with $1,475,789 in accrued interest. The Company assessed the value of the intellectual property at April 29, 2004 at the value of the outstanding principal and accrued interest on the note assumed.

Revenue Recognition

The Company is not currently earning any revenue, as no
 contracts have been executed for the use of the Company's products, programs, or services. The Company anticipates recognizing revenues based upon terms stipulated in individual contracts. Revenue will be recognized once they are earned, specifically when: (a) services are provided or products are delivered to customers; (b) clear proof that the arrangement exists; (c) amounts are fixed or can be determined and; (d) the Company's ability to collect is reasonably assured.

Advertising Costs

Advertising costs are expensed in the period incurred.
 Advertising expense was $37,721 and $22,942 for the periods ended December 31,
 2005 and 2004, respectively.

Income Taxes

As a limited partnership, the Company's taxable income or
 loss is allocated to partners in accordance with their respective percentage ownership. Therefore, no provision or liability for income taxes has been included in the financial statements.

Platinum Research Organization, L.P. and Subsidiary

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

In preparing the Company's financial statements in
 accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.
 Actual results could differ from those estimates.

2. PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December
 31,:

  Estimated
  Useful Life

2005

 2004

  Furniture and equipment

5 - 7 years

 $
  2,258

$ 1,138

Less: accumulated depreciation

 (929)

(683)

  $                 1,329

$ 455

Depreciation expense was $246 and $683 for the periods ended
 December 31, 2005 and 2004, respectively.

3. LOAN ISSUANCE COSTS

Loan issuance costs consists of the following at December 31,:

2005

 2004

Loan issuance costs

  $
  682,889

$ 682,889

  Less: accumulated amortization

(184,946)

(14,257)

  $           497,943

  $             668,632

Future amortization costs for loan issuance costs are as follows for the years ended December 31,:

  2006

  $              170,689

2007

170,689

2008

156,565

2009

-

2010

-

Thereafter

-

$ 497,943

Amortization expense relating to loan issuance costs was $170,689 and
 $14,257 for the periods ended December 31, 2005 and 2004, respectively.

Platinum Research Organization, L.P. and Subsidiary

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. INTELLECTUAL PROPERTY

Intellectual property consists of the following at December
 31,:

  Amortization
  Period

  2005

  2004

  Amortizable intellectual property

20 years

 $         4,438,810

  $
 4,448,907

  Less: accumulated amortization

  (537,119)

(224,537)

  3,901,691

4,224,370

Non-amortizable intellectual property

 160,859

24,837

$ 4,062,550

 $       4,249,207

Future amortization costs for intellectual property are as
 follows for the years ended December 31,:

  2006

  $            311,322

  2007

311,322

2008

311,322

2009

311,322

  2010

311,322

Thereafter

2,345,081

$ 3,901,691

Amortization expense relating to intellectual property was
 $312,582 and $224,537 during the periods ended December 31, 2005 and 2004, respectively.

5. LONG-TERM DEBT

Long-term debt consists of the following at December 31,:

  2005

  2004

  $6,000,000 term loan from Seattle City Employees'

  Retirement System. The loan calls for sixteen quarterly
 interest

  only payments and one final lump sum payout of the full
 balance

  due on December 4, 2008. Interest on the loan is stated at
 14%.

The loan is secured by the Company's intellectual property.

 $         6,000,000

$ 6,000,000

  Less: current portion of long term debt

  (-)

  (-)

$ 6,000,000

$ 6,000,000

The loan agreement contains various restrictions, including
 limitations on indebtedness, mergers or consolidations, distributions, expenditures in excess of budget amounts, leases, compensation, sales of assets, and capital expenditures.

Future minimum payments under long term debt are as follows
 for the years ended December 31,:

2006

  $                        -

2007

-

  2008

6,000,000

2009

-

2010

-

Thereafter

-

$ 6,000,000

Platinum Research Organization, L.P. and Subsidiary

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. COMMITMENTS AND CONTINGENCIES

Leases

The Company conducts its operations in leased facilities.
 Rent expense, consisting entirely of minimum rents, was $26,013 and $20,399 during the periods ended December 31, 2005 and 2004, respectively. Rent expense is recorded on a straight-line basis over the term of the lease.

Management expects that, in the normal course of business,
 leases that expire will be renewed or replaced by other leases; thus, it is anticipated that future minimum rental expense will not be less than the amounts incurred for the year ended December 31, 2005.

Future minimum payments under the lease agreements with
 terms exceeding one year are as follows as of December 31,:

  2006

$ 13,008

  2007

  -

  2008

  -

2009

-

2010

-

Thereafter

-

$ 13,008

Long-Term Debt Monitoring Fee

As part of the long-term debt agreement, the Company agreed
 to pay a third party, a quarterly monitoring fee over the term of the note. The agreement calls for quarterly fees of $30,000 ending December 4, 2008. Future minimum payments are $120,000, $120,000 and $120,000 for the years ending
 December 31, 2006, 2007, and 2008 respectively.

Net Profit Agreement

On April 29, 2004, the Company purchased substantially all
 the assets of Platinum Research and Development, L.L.C. ("PRD, LLC") (a
 non-related entity). Part of the purchase agreement included the Company entering into a net profit agreement with PRD, LLC. This agreement calls for the Company to pay PRD LLC 10% of net profits each year. This amount can be cumulated and compounded annually. For the period from April 28, 2004 (date of inception) to December 31, 2004 and the year ending December 31, 2005, no liability exists between the Company and PRD, LLC.

7. CREDIT RISK

Financial instruments which potentially subject the Company
 to a concentration of credit risk principally consist of cash.

In the normal course of business, the Company maintains cash balances at financial institutions located in the Dallas, Texas and Shrewsbury,
 New Jersey areas. Accounts at each financial institution are insured by the
 Federal Deposit Insurance Corporation up to $100,000. The Company has not
 experienced any losses in such accounts and believes it is not exposed to significant credit risk on cash and cash equivalents.

8. LIQUIDITY AND CAPITAL RESOURCES

The financial statements have been prepared assuming the
 Company will continue as a going concern. Through December 31, 2005, the
 Company has incurred losses in an aggregate amount of $3,495,404, and has used cash of $2,222,426 in operating activities. Such losses have resulted from the
 Company's activities as a development stage company. The Company's management estimates that it will be able to finance its operations from its current reserves. Continuation of the Company's current operations after utilizing the mentioned reserves during the year ending December 31, 2006, is dependent upon obtaining financial support from investors until profitable results are achieved.

Platinum Research Organization, L.P. and Subsidiary

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9. EQUITY CONTRIBUTIONS

On December 3, 2004, the Company entered into a
 Contribution Agreement with Lubrication Partners, L.P. and Lubrication
 Partners, a joint venture. The agreement states that Lubrication Partners, L.P.
 and Lubrication Partners, a joint venture, will forgive all outstanding debt with the Company for a ninety-nine percent (99%) partnership interest in
 Platinum Research Organization, L.P. At December 3, 2004, the value of the debt and accumulated interest surrendered was determined to be $5,536,597.

SUPPLEMENTAL INFORMATION

   Platinum Research Organization, L.P. and Subsidiary
  CONSOLIDATING BALANCE SHEET
  December 31, 2005

Platinum

Platinum

Research

Intellectual

Organization, L.P.

Property, L.P.

Eliminations

Consolidated

ASSETS

CURRENT ASSETS

Cash

$ 2,054,414

$ 35,859

$ -

$ 2,090,273

Restricted cash

-

1,462,938

-

1,462,938

Accounts receivable

303

-

-

303

Accounts receivable / payable - intercompany

585

(585)

-

-

  Accounts receivable -
related parties

95

1,597

-

1,692

Total current assets

2,055,397

1,499,809

-

3,555,206

  PROPERTY AND
EQUIPMENT,

  NET OF ACCUMULATED
DEPRECIATION

1,329

-

-

1,329

OTHER ASSETS

  Loan issuance costs, net of
accumulated amortization

498

497,445

-

497,943

  Intellectual property, net of
accumulated amortization

-

3,901,691

-

3,901,691

  Non-amortizable intellectual
property

-

160,859

-

160,859

  Investments in
affiliates

(12,314)

-

12,314

-

(11,816)

4,559,995

12,314

4,560,493

$ 2,044,910

$ 6,059,804

$ 12,314

$ 8,117,028

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES

Accounts payable - trade

$ 2,168

$ 2,130

$ -

$ 4,298

Accrued interest

-

70,000

-

70,000

  Total current
liabilities

2,168

72,130

-

74,298

LONG-TERM DEBT

-

6,000,000

-

6,000,000

  COMMITMENTS AND CONTINGENCIES

-

-

-

-

PARTNERS' CAPITAL

2,042,742

(12,326)

12,314

2,042,730

$ 2,044,910

$ 6,059,804

$ 12,314

$ 8,117,028

See Independent Auditor's Report

   Platinum Research Organization, L.P. and Subsidiary
  CONSOLIDATING BALANCE SHEET
  December 31, 2004

Platinum

Platinum

Research

Intellectual

Organization, L.P.

Property, L.P.

Eliminations

Consolidated

ASSETS

CURRENT ASSETS

Cash

$ 4,407

$ 3,992,289

$ -

$ 3,996,696

Restricted cash

-

1,419,299

-

1,419,299

Accounts receivable

8

-

-

8

  Accounts receivable / payable -
intercompany

564

(564)

-

-

  Accounts receivable -
related parties

92

4,339

-

4,431

Total current assets

5,071

5,415,363

-

5,420,434

  PROPERTY AND
EQUIPMENT,

  NET OF ACCUMULATED
DEPRECIATION

455

-

-

455

OTHER ASSETS

  Loan issuance costs, net of
accumulated amortization

634

667,998

-

668,632

  Intellectual property, net of
accumulated amortization

-

4,224,370

-

4,224,370

  Non-amortizable intellectual
property

-

24,837

-

24,837

  Investments in
affiliates

4,217,879

-

(4,217,879)

-

4,218,513

4,917,205

(4,217,879)

4,917,839

$ 4,224,039

$ 10,332,568

$ (4,217,879)

$ 10,338,728

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES

Accounts payable - trade

$ 35,119

$ 40,467

$ -

$ 75,586

Accrued interest

-

70,000

-

70,000

Total current liabilities

35,119

110,467

-

145,586

LONG-TERM DEBT

-

6,000,000

-

6,000,000

COMMITMENTS AND CONTINGENCIES

-

-

-

-

PARTNERS' CAPITAL

4,188,920

4,222,101

(4,217,879)

4,193,142

$ 4,224,039

$ 10,332,568

$ (4,217,879)

$ 10,338,728

See Independent Auditor's Report

   Platinum Research Organization, L.P. and Subsidiary
  CONSOLIDATING STATEMENT OF OPERATIONS
  Year Ended December 31, 2005

Platinum

Platinum

Research

Intellectual

Organization, L.P.

Property, L.P.

Eliminations

Consolidated

Net sales

$ -

$ -

$ -

$ -

Cost of sales

-

-

-

-

Gross profit

-

-

-

-

Operating expenses

Interest

-

840,000

-

840,000

Research and development

125,657

-

-

125,657

  General and
administrative

676,954

640,743

-

1,317,697

802,611

1,480,743

-

2,283,354

Operating loss

(802,611)

(1,480,743)

-

(2,283,354)

Other income (expense)

Other income (expense)

(1,343,568)

49,799

1,429,513

135,744

(1,343,568)

49,799

1,429,513

135,744

NET LOSS

$ (2,146,179)

$ (1,430,944)

$ 1,429,513

$ (2,147,610)

See Independent Auditor's Report

   Platinum Research Organization, L.P. and Subsidiary
  CONSOLIDATING STATEMENT OF OPERATIONS
  Period from April 28, 2004 (date of inception) through
  December 31, 2004

Platinum

Platinum

Research

Intellectual

Organization, L.P.

Property, L.P.

Eliminations

Consolidated

Net sales

$ -

$ -

$ -

$ -

Cost of sales

-

-

-

-

Gross profit

-

-

-

-

Operating expenses

Interest

475,734

70,000

-

545,734

Research and development

125,008

-

-

125,008

  General and
administrative

630,459

53,251

-

683,710

1,231,201

123,251

-

1,354,452

Operating loss

(1,231,201)

(123,251)

-

(1,354,452)

Other income (expense)

Other income (expense)

(116,476)

6,658

116,476

6,658

(116,476)

6,658

116,476

6,658

NET LOSS

$ (1,347,677)

$ (116,593)

$ 116,476

$ (1,347,794)

See Independent Auditor's Report

PLATINUM RESEARCH ORGANIZATION, L.P.

AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

AND REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

SEPTEMBER 30, 2006 AND 2005

Platinum Research Organization, L.P.

and subsidiary

September 30, 2006 and 2005

CONTENTS

Page

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

FS-53

FINANCIAL STATEMENTS

      CONSOLIDATED BALANCE SHEETS

FS-54

CONSOLIDATED STATEMENTS OF OPERATIONS

FS-55 - FS-56

CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL

FS-57

CONSOLIDATED STATEMENTS OF CASH FLOWS

FS-58

      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FS-59 - FS-63

SUPPLEMENTAL INFORMATION

FS-64

     CONSOLIDATING BALANCE SHEETS

FS-65 - FS-66

     CONSOLIDATING BALANCE SHEETS

FS-67 - FS-70

Report of Independent Registered Public Accounting Firm

To the Partners

Platinum Research Organization, L.P. and Subsidiary

We have reviewed the accompanying consolidated balance sheets of Platinum Research Organization, L.P. and Subsidiary (A Development Stage
Company) as of September 30, 2006 and 2005, and the related consolidated statements of operations for the three and nine-month periods ended September
30, 2006 and 2005 and the cumulative amounts from April 28, 2004 (date of inception) through September 30, 2006, and the statements of partners' capital from April 28, 2004 (date of inception) through September 30, 2006, and the statements of cash flows for the three and nine-month periods ended September 30, 2006 and
2005 and the cumulative amounts from April 28, 2004 (date of inception) through
September 30, 2006 and 2005. These financial statements are the responsibility of the
Company's management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company
Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material
modifications that should be made to such consolidated financial statements for them to be in conformity with U.S. generally accepted accounting principles.

/s/ Lane Gorman Trubitt, L.L.P.

Dallas, Texas

November 28, 2006

   Platinum Research Organization L.P. and Subsidiary
  (A Development Stage Company)
  CONSOLIDATED BALANCE SHEETS
  (Unaudited)
  September 30,

2006

2005

ASSETS

CURRENT ASSETS

Cash

$ 729,001

$ 2,556,290

Restricted cash

1,510,664

1,448,949

Accounts receivable

392

303

  Accounts receivable -
related parties

2,540

1,356

  Total current assets

2,242,597

4,006,898

  PROPERTY AND EQUIPMENT, NET OF
ACCUMULATED DEPRECIATION

1,563

271

OTHER ASSETS

  Loan issuance costs, net of
accumulated amortization

380,558

540,615

  Intellectual property, net of
accumulated amortization

3,772,645

4,000,991

  Non-amortizable
intellectual property

120,808

99,779

  Total other assets

4,274,011

4,641,385

$ 6,518,171

$ 8,648,554

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES

Accounts payable - trade

$ 250

$ 4,843

Accrued interest

70,000

70,000

  Total current
liabilities

70,250

74,843

LONG-TERM DEBT

6,000,000

6,000,000

COMMITMENTS AND CONTINGENCIES

-

-

PARTNERS' CAPITAL

447,921

2,573,711

$ 6,518,171

$ 8,648,554

The accompanying notes are an integral part of these consolidated financial statements.

   Platinum Research Organization L.P. and Subsidiary
  (A Development Stage Company)
  CONSOLIDATED STATEMENTS OF OPERATIONS
  (Unaudited)

Period from April 28,

2004 (date of

Nine Months Ended

Nine Months Ended

inception) through

September 30, 2006

September 30, 2005

September 30, 2006

Net sales

$ -

$ -

$ -

Cost of sales

-

-

-

Gross profit

-

-

-

Operating expenses

Interest

630,000

630,000

2,015,734

Research and development

105,625

98,960

356,290

  General and
administrative

959,729

986,415

2,961,136

1,695,354

1,715,375

5,333,160

Operating loss

(1,695,354)

(1,715,375)

(5,333,160)

Other income (expense)

Other income

99,791

99,025

242,193

99,791

99,025

242,193

NET LOSS

$ (1,595,563)

$ (1,616,350)

$ (5,090,967)

The accompanying notes are an integral part of these consolidated financial statements.

   Platinum Research Organization L.P. and Subsidiary
  (A Development Stage Company)
  CONSOLIDATED STATEMENTS OF OPERATIONS
  (Unaudited)

Three Months Ended

Three Months Ended

September 30, 2006

September 30, 2005

Net sales

$ -

$ -

Cost of sales

-

-

Gross profit

-

-

Operating expenses

Interest

210,000

210,000

Research and development

31,375

33,083

  General and
administrative

327,209

335,576

568,584

578,659

Operating loss

(568,584)

(578,659)

Other income (expense)

Other income

27,998

35,288

27,998

35,288

NET LOSS

$ (540,586)

$ (543,371)

The accompanying notes are an integral part of these consolidated financial statements.

Platinum Research Organization L.P. and Subsidiary

  (A Development Stage Company)

  CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL

  (Unaudited)

  Period from April 28, 2004 (date of inception) through
  September 30, 2006

Total

  Balance at April 28, 2004 (date of
inception)

$ -

  Capital contributions -
forgiveness of debt

5,536,597

Capital contributions - cash

4,484

Distributions

(145)

Net loss

(1,347,794)

Balance at December 31, 2004

4,193,142

Capital contributions - cash

1,416

Distributions

(4,497)

Net loss

(1,616,350)

Balance at September 30, 2005

2,573,711

Capital contributions - cash

522

Distributions

(243)

Net loss

(531,260)

Balance at December 31, 2005

2,042,730

Capital contributions - cash

829

Distributions

(75)

Net loss

(1,595,563)

  Balance at September
30, 2006

$ 447,921

The accompanying notes are an integral part of these consolidated financial statements.

   Platinum Research Organization L.P. and Subsidiary
   (A Development Stage Company)
   CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

   Period from
April 28,

   Period from
April 28,

2004 (date of

2004 (date of

   Three Months
Ended

   Nine Months
Ended

Three Months Ended

   Nine Months
Ended

   inception)
through

   inception)
through

   September 30,
2006

   September 30, 2
006

   September 30,
2005

   September 30,
2005

   September 30,
2006

   September 30,
2005

  Cash flows from
operating activities

Net loss

   $

(540,586)

$ (1,595,563)

$ (543,370)

$ (1,616,350)

$ (5,090,967)

$ (2,964,145)

Depreciation and amortization

122,230

365,671

120,843

362,576

1,088,665

602,009

  Change in operating assets and
liabilities

-

Accounts receivable

(89)

(89)

-

(295)

(392)

(303)

  Accounts receivable - related
parties

(754)

(848)

3,382

3,075

(2,540)

(1,356)

Accounts payable - trade

250

(4,048)

2,167

(70,743)

250

4,843

Accrued interest

-

-

-

-

547,681

547,681

Net cash used in operating activities

(418,949)

(1,234,877)

(416,978)

(1,321,737)

(3,457,303)

(1,811,271)

  Cash flows from investing
activities

Purchase of property and equipment

-

(715)

-

-

(2,973)

(1,138)

  Investment in
intellectual property

(45,092)

(68,075)

(55,003)

(85,938)

(228,828)

(120,721)

  Net cash used in
investing activities

(45,092)

(68,790)

(55,003)

(85,938)

(231,801)

(121,859)

  Cash flows from financing
activities

Capital contributions

829

829

1,115

1,416

7,251

5,900

Distributions

(75)

(75)

(4,497)

(4,497)

(4,960)

(4,642)

Loan costs

(10,633)

(10,633)

-

-

(243,522)

(232,889)

  Net proceeds from
long-term debt

-

-

-

-

6,170,000

6,170,000

  Net cash provided by
  (used in)
financing activities

(9,879)

(9,879)

(3,382)

(3,081)

5,928,769

5,938,369

Net increase (decrease) in cash

(473,920)

(1,313,546)

(475,363)

(1,410,756)

2,239,665

4,005,239

  Cash at beginning of
year

2,713,585

3,553,211

4,480,602

5,415,995

-

-

Cash at end of year

$

   2,239,665

$ 2,239,665

$ 4,005,239

$ 4,005,239

$ 2,239,665

$ 4,005,239

Supplemental disclosures:

Cash paid during the year for:

Interest

$

   210,000

$ 630,000

$ 210,000

$ 630,000

$ 1,470,000

$ 630,000

Income taxes

$

-

$ -

$ -

$ -

$ -

$ -

Non cash Items:

  Purchase of intellectual property
through assumption of debt

$

-

$ -

$ -

$ -

$ 4,475,789

$ 4,475,789

  Loan costs netted against proceeds
from loan

$

-

$ -

$ -

$ -

$ 450,000

$ 450,000

  Partners' capital contributions
resulting from the forgiveness of debt

$

-

$ -

$ -

$ -

$ 5,536,597

$ 5,536,597

The accompanying notes are an integral part of these consolidated financial statements.

Platinum Research Organization, L.P. and Subsidiary

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

In the opinion of management, the accompanying unaudited
 financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of
 Platinum Research Organization, L.P. and Subsidiary as of September 30, 2006
 and 2005 and the results of its operations for the three and nine months ended
 September 30, 2006 and 2005, respectively, and its cash flows for the three and nine months ended September 30, 2006 and 2005, respectively. The financial statements and footnotes included herein should be read in conjunction with the
 Platinum Research Organization, L.P. and Subsidiary's annual financial statements as of December 31, 2005 and 2004.

BUSINESS ACTIVITY

The accompanying consolidated balance sheets, statements of
 operations, partners' capital and cash flows, of Platinum Research
 Organization, L.P. and Subsidiary (A Development Stage Company, the "Company"),
 includes the accounts of Platinum Research Organization, L.P. (a Texas Limited
 Partnership) and Platinum Intellectual Property, L.P. (a Texas Limited
 Partnership), all of which are under common ownership and management and are related in their operations. The Company has no significant revenues and no material operations and in accordance with Statement of Financial Accounting
 Standard ("SFAS") No. 7 "Accounting and Reporting by Development Stage
 Enterprises", the Company is considered a development stage company.

Platinum Research Organization, L.P. (the "Parent") was
 formed on April 28, 2004. The Parent's principal business activity is the design and commercialization of high performance lubricants and coatings.

Platinum Intellectual Property, L.P. (the "Subsidiary") was
 formed on December 1, 2004. The Subsidiary's principal business activity is to hold the intellectual property and the long-term debt of the Company. The
 Parent owns a controlling interest in Platinum Intellectual Property, L.P.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies
 consistently applied in the preparation of the accompanying consolidated financial statements is as follows:

Principles of Consolidation

The consolidated financial statements include the accounts
 of the Parent and its Subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

The Company considers all short term, highly liquid
 investments, which include short-term deposits with original maturities of three months or less from the date of purchase, and readily convertible to known amounts of cash, to be cash equivalents.

Restricted Cash

The Company's long-term debt agreement requires a minimum
 restricted cash balance of $1,410,000. Pursuant to the terms of the escrow agreement, the restricted cash will be released from escrow upon payment in full of principal and interest on the long-tem debt.

Platinum Research Organization, L.P. and Subsidiary

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable

In the normal course of business, the Company extends credit to its customers. Due to the Company being in the development stage, accounts receivable are minimal.

Property and Equipment

Property and equipment are recorded at cost, less
 accumulated depreciation. Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by both accelerated and straight line methods.

Major repairs or replacements of property and equipment are
 capitalized. Maintenance, repairs and minor replacements are charged to operations as incurred. When units of property are retired or otherwise disposed of, their cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in operations.

Loan Issuance Costs

Loan issuance costs are amortized over the term of the loan
 agreement on a straight-line basis and are shown net of accumulated amortization.

Intellectual Property

Intellectual property consists of amortizable and
 non-amortizable patents and patent applications. Patents and patent applications are recorded at cost and amortized over the remaining life of the respective intellectual property once the patent is issued. Prior to the issuance of patents, the accumulated costs are carried at cost and evaluated for impairment. If the patent is denied or abandoned, the associated costs are written off. Legal costs of obtaining and defending intellectual property are capitalized and amortized once the patent for the intellectual property is issued. Research and development costs for internally developed intellectual property are expensed when incurred. Management evaluates the carrying value of the intellectual property and pending intellectual property annually for recoverability and the need to recognize any impairment based on estimated future cash flows. No impairment is considered to exist at September 30, 2006 and 2005.

On April 29, 2004 the Company entered into an agreement with
 Platinum Research Development, L.L.C. (a non-related entity) to purchase substantially all of their assets by assuming $3,000,000 in outstanding debt along with $1,475,789 in accrued interest. The Company assessed the value of the intellectual property at April 29, 2004 at the value of the outstanding principal and accrued interest on the note assumed.

Revenue Recognition

The Company is not currently earning any revenue, as no
 contracts have been executed for the use of the Company's products, programs, or services. The Company anticipates recognizing revenues based upon terms stipulated in individual contracts. Revenue will be recognized once they are earned, specifically when: (a) services are provided or products are delivered to customers; (b) clear proof that the arrangement exists; (c) amounts are fixed or can be determined; and (d) the Company's ability to collect is reasonably assured.

Advertising Costs

Advertising costs are expensed in the period incurred.

Platinum Research Organization, L.P. and Subsidiary

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

As a limited partnership, the Company's taxable income or
 loss is allocated to partners in accordance with their respective percentage ownership. Therefore, no provision or liability for income taxes has been included in the financial statements.

Use of Estimates

In preparing the Company's unaudited financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.
 Actual results could differ from those estimates.

2. PROPERTY AND EQUIPMENT

Property and equipment consists of the following at
 September 30,:

  Estimated
Useful Life

 2006

  2005

Furniture and equipment

5 - 7 years

   $
2,973

  $
1,138

Less: accumulated depreciation

(1,411)

(867)

$ 1,563

$ 271

Depreciation expense was $482 and $185 for the nine months
 ended September 30, 2006 and 2005, respectively.

3. LOAN ISSUANCE COSTS

Loan issuance costs consists of the following at September 30,:

2006

  2005

  Loan issuance costs

  $
682,210

  $                  682,210

  Less: accumulated amortization

(301,652)

(141,595)

   $               380,558

$ 540,615

Future amortization costs for loan issuance costs are as follows for the years ended September 30,:

  2007

$ 170,553

  2008

170,553

  2009

39,452

2010

-

2011

-

Thereafter

-

$ 380,558

Amortization expense relating to loan issuance costs was $127,915 and
 $127,915 for the nine months ended September 30, 2006 and 2005, respectively.

Platinum Research Organization, L.P. and Subsidiary

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

4. INTELLECTUAL PROPERTY

Intellectual property consists of the following at September
 30,:

  Amortization
Period

 2006

  2005

  Amortizable intellectual property

  20 years

  $
4,546,937

 $
4,459,858

Less: accumulated amortization

(774,292)

(458,867)

$ 3,772,645

$ 4,000,991

Future amortization costs for intellectual property are as
 follows for the years ended September 30,:

2007

$ 316,701

2008

316,701

2009

316,701

2010

316,701

2011

316,701

Thereafter

2,189,140

$ 3,772,645

Amortization expense relating to intellectual property was
 $237,174 and $234,330 during the periods ended September 30, 2006 and 2005, respectively.

5. LONG-TERM DEBT

Long-term debt consists of the following at September 30,:

  2006

  2005

  $6,000,000 term loan from Seattle City Employees'

  Retirement System. The loan calls for sixteen quarterly
 interest

  only payments and one final lump sum payout of the full
 balance

  due on December 4, 2008. Interest on the loan is stated at
14%.

  The loan is secured by the Company's intellectual property.

  $           6,000,000

  $           6,000,000

Less: current portion of long term debt

(-)

(-)

$ 6,000,000

$ 6,000,000

The loan agreement contains various restrictions, including
 limitations on indebtedness, mergers or consolidations, distributions, expenditures in excess of budget amounts, leases, compensation, sales of assets, and capital expenditures.

Future minimum payments under long term debt are as follows
 for the years ended September 30,:

2007

$ -

  2008

-

  2009

6,000,000

  2010

-

2011

-

  Thereafter

-

$ 6,000,000

Platinum Research Organization, L.P. and Subsidiary

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

6. COMMITMENTS AND CONTINGENCIES

Leases

The Company conducts its operations in leased facilities on
 a month to month basis. Rent expense, consisting entirely of minimum rents, was
 $ 19,512 and $ 19,512 during the periods ended September 30, 2006 and 2005, respectively. Management expects that, in the normal course of business, leases that expire will be renewed or replaced by other leases; thus, it is anticipated that future minimum rental expense will not be less than the amounts incurred for the period ended September 30, 2006.

Long-term Debt Monitoring Fee

As part of the long-term debt agreement, the Company agreed
 to pay a third party, a quarterly monitoring fee over the term of the note. The agreement calls for quarterly fees of $30,000 ending December 4, 2008. Future minimum payments are $120,000, $120,000 and $30,000 for the years ending
 September 30, 2007, 2008, and 2009, respectively.

Net Profit Agreement

On April 29, 2004, the Company purchased substantially all
 the assets of Platinum Research and Development, L.L.C. ("PRD, LLC") (a
 non-related entity). Part of the purchase agreement included the Company entering into a net profit agreement with PRD, LLC. This agreement calls for the Company to pay PRD LLC 10% of net profits each year. This amount can be cumulated and compounded annually. For the period from April 28, 2004 (date of inception) to September 30, 2006 no liability exists between the Company and
 PRD, LLC.

7. CREDIT RISK

Financial instruments which potentially subject the Company
 to a concentration of credit risk principally consist of cash.

In the normal course of business, the Company maintains cash balances at financial institutions located in the Dallas, Texas and Shrewsbury,
 New Jersey areas. Accounts at each financial institution are insured by the
 Federal Deposit Insurance Corporation up to $100,000. The Company has not
 experienced any losses in such accounts and believes it is not exposed to significant credit risk on cash and cash equivalents.

8. EQUITY CONTRIBUTIONS

On December 3, 2004, the Company entered into a
 Contribution Agreement with Lubrication Partners, L.P. and Lubrication
 Partners, a joint venture. The agreement states that Lubrication Partners, L.P.
 and Lubrication Partners, a joint venture, will forgive all outstanding debt with the Company in exchange for a ninety-nine percent (99%) partnership interest in Platinum Research Organization, L.P. At December 3, 2004, the value of the debt and accumulated interest surrendered was determined to be
 $5,536,597.

SUPPLEMENTAL INFORMATION

    Platinum Research Organization, L.P. and Subsidiary
   CONSOLIDATING BALANCE SHEET
   September 30, 2006

Platinum

Platinum

Research

Intellectual

Organization, L.P.

Property, L.P.

Eliminations

Consolidated

ASSETS

CURRENT ASSETS

Cash

$ 728,090

$ 911

$ -

$ 729,001

Restricted cash

-

1,510,664

-

1,510,664

Accounts receivable

392

-

-

392

   Accounts receivable /
   payable -
intercompany

585

(585)

-

-

   Accounts
receivable - related parties

189

2,351

-

2,540

   Total
current assets

729,256

1,513,341

-

2,242,597

   PROPERTY
AND EQUIPMENT,

   NET OF
   ACCUMULATED
DEPRECIATION

1,563

-

-

1,563

OTHER ASSETS

   Loan issuance costs,
   net of accumulated
amortization

11,028

369,530

-

380,558

   Intellectual
   property, net of accumulated
amortization

-

3,772,645

-

3,772,645

   Non-amortizable
intellectual property

-

120,808

-

120,808

Investments in affiliates

(293,633)

-

293,633

-

(282,605)

4,262,983

293,633

4,274,011

$ 448,214

$ 5,776,324

$ 293,633

$ 6,518,171

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES

   Accounts payable -
trade

$ -

$ 250

$ -

$ 250

   Accrued
interest

-

70,000

-

70,000

   Total
current liabilities

-

70,250

-

70,250

LONG-TERM DEBT

-

6,000,000

-

6,000,000

COMMITMENTS AND CONTINGENCIES

-

-

-

-

   PARTNERS'
CAPITAL

448,214

(293,926)

293,633

447,921

$ 448,214

$ 5,776,324

$ 293,633

$ 6,518,171

See Report of Independent Registered Public Accounting Firm.

    Platinum Research Organization, L.P. and Subsidiary
   CONSOLIDATING BALANCE SHEET
   September 30, 2005

    Platinum
   Research
   Organization, L.P.

Platinum

Intellectual

Property, L.P.

Eliminations

Consolidated

ASSETS

CURRENT ASSETS

Cash

$ 2,500,952

$ 55,338

$ -

$ 2,556,290

Restricted cash

-

1,448,949

-

1,448,949

Accounts receivable

303

-

-

303

   Accounts receivable / payable -

intercompany

564

(564)

-

-

   Accounts receivable -
related parties

91

1,265

-

1,356

Total current assets

2,501,910

1,504,988

-

4,006,898

   PROPERTY AND
EQUIPMENT,

   NET OF ACCUMULATED
DEPRECIATION

271

-

-

271

OTHER ASSETS

   Loan issuance costs, net of
   accumulated
amortization

532

540,083

-

540,615

   Intellectual property, net of
   accumulated
amortization

-

4,000,991

-

4,000,991

   Non-amortizable intellectual
property

-

99,779

-

99,779

   Investments in
affiliates

73,637

-

(73,637)

-

74,169

4,640,853

(73,637)

4,641,385

$ 2,576,350

$ 6,145,841

$ (73,637)

$ 8,648,554

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES

Accounts payable - trade

$ 2,714

$ 2,129

$ -

$ 4,843

Accrued interest

-

70,000

-

70,000

Total current liabilities

2,714

72,129

-

74,843

LONG-TERM DEBT

-

6,000,000

-

6,000,000

   COMMITMENTS AND CONTINGENCIES

-

-

-

-

PARTNERS' CAPITAL

2,573,636

73,712

(73,637)

2,573,711

$ 2,576,350

$ 6,145,841

$ (73,637)

$ 8,648,554

See Report of Independent Registered Public Accounting Firm.

    Platinum Research Organization, L.P. and Subsidiary
   CONSOLIDATING STATEMENT OF OPERATIONS
   Nine Months Ended September 30, 2006

Platinum

Platinum

Research

Intellectual

Organization, L.P.

Property, L.P.

Eliminations

Consolidated

Net sales

    $
-

$ -

$ -

$ -

Cost of sales

-

-

-

-

Gross profit

-

-

-

-

Operating expenses

Interest

-

630,000

-

630,000

Research and development

105,625

-

-

105,625

   General and
administrative

506,486

453,243

-

959,729

612,111

1,083,243

-

1,695,354

Operating loss

(612,111)

(1,083,243)

-

(1,695,354)

Other income (expense)

   Other income
(expense)

(982,416)

47,813

1,034,394

99,791

(982,416)

47,813

1,034,394

99,791

NET LOSS

$ (1,594,527)

$ (1,035,430)

$ 1,034,394

$ (1,595,563)

See Report of Independent Registered Public Accounting Firm.

    Platinum Research Organization, L.P. and Subsidiary
   CONSOLIDATING STATEMENT OF OPERATIONS
   Nine Months Ended September 30, 2005

Platinum

Platinum

Research

Intellectual

Organization, L.P.

Property, L.P.

Eliminations

Consolidated

Net sales

$ -

$ -

$ -

$ -

Cost of sales

-

-

-

-

Gross profit

-

-

-

-

Operating expenses

Interest

-

630,000

-

630,000

Research and development

98,960

-

-

98,960

   General and
administrative

514,071

472,344

-

986,415

613,031

1,102,344

-

1,715,375

Operating loss

(613,031)

(1,102,344)

-

(1,715,375)

Other income (expense)

   Other income
(expense)

(1,004,295)

35,104

1,068,216

99,025

(1,004,295)

35,104

1,068,216

99,025

NET LOSS

$ (1,617,326)

$ (1,067,240)

$ 1,068,216

$ (1,616,350)

See Report of Independent Registered Public Accounting Firm.

    Platinum Research Organization, L.P. and Subsidiary
   CONSOLIDATING STATEMENT OF OPERATIONS
   Three Months Ended September 30, 2006

    Platinum
   Research
   Organization, L.P.

Platinum

Intellectual

Property, L.P.

Eliminations

Consolidated

Net sales

$ -

$ -

$ -

    $
-

Cost of sales

-

-

-

-

Gross profit

-

-

-

-

Operating expenses

Interest

-

210,000

-

210,000

Research and development

31,375

-

-

31,375

   General and
administrative

174,923

152,286

-

327,209

206,298

362,286

-

568,584

Operating loss

(206,298)

(362,286)

-

(568,584)

Other income (expense)

   Other income
(expense)

(333,941)

14,812

347,127

27,998

(333,941)

14,812

347,127

27,998

NET LOSS

$ (540,239)

$ (347,474)

    $                  347,127

$ (540,586)

See Report of Independent Registered Public Accounting Firm.

    Platinum Research Organization, L.P. and Subsidiary
   CONSOLIDATING STATEMENT OF OPERATIONS
   Three Months Ended September 30, 2005

    Platinum
   Research

   Organization, L.P.

Platinum

Intellectual

Property, L.P.

Eliminations

Consolidated

Net sales

$ -

$ -

$ -

$ -

Cost of sales

-

-

-

-

Gross profit

-

-

-

-

Operating expenses

Interest

-

210,000

-

210,000

Research and development

33,083

-

-

33,083

   General and
administrative

184,654

150,922

-

335,576

217,737

360,922

-

578,659

Operating loss

(217,737)

(360,922)

-

(578,659)

Other income (expense)

   Other income
(expense)

(325,285)

12,474

348,099

35,288

(325,285)

12,474

348,099

35,288

NET LOSS

$ (543,022)

$ (348,448)

$ 348,099

$ (543,371)

See Report of Independent Registered Public Accounting Firm.

Financial Statements of Platinum Research and
 Development, L.L.C.

PLATINUM RESEARCH AND DEVELOPMENT, L.L.C.

 (A Development Stage Company)

 FINANCIAL STATEMENTS AND

 INDEPENDENT AUDITOR'S REPORT

 DECEMBER 31, 2005, 2004 AND 2003

.

PLATINUM RESEARCH AND DEVELOPMENT, L.L.C.

 (A Development Stage Company)

 DECEMBER 31, 2005, 2004 and 2003

CONTENTS

Page

INDEPENDENT AUDITOR'S REPORT

FS-73

FINANCIAL STATEMENTS

     BALANCE SHEETS

FS-74

STATEMENTS OF OPERATIONS

FS-75

STATEMENTS OF MEMBERS' CAPITAL

FS-76

STATEMENTS OF CASH FLOWS

FS-77

  NOTES TO FINANCIAL STATEMENTS

FS-78 - FS-81

Independent Auditor's Report

To the Partners

 Platinum Research and Development L.L.C.

We have audited the accompanying balance sheets of Platinum
 Research and Development L.L.C. (A Development Stage Company) as of December
 31, 2005, 2004 and 2003 and the related statements of operations, members'
 equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing
 standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above
 present fairly, in all material respects, the financial position of Platinum
 Research and Development L.L.C. as of December 31, 2005, 2004 and 2003, and the
 results of its operations, and cash flows for the years then ending, in conformity with accounting principles generally accepted in the United States of America.

The accompanying statements of operations and members'
 equity and cash flows for the period from July 1, 1996 (date of inception)
 through December 31, 2005 have been compiled by us in accordance with
 Statements on Standards for Accounting and Review Services issued by the
 American Institute of Certified Public Accountants. A compilation is limited to presenting information that is the representation of management in the form of financial statements. We have not audited or reviewed such financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

/s/ Lane Gorman Trubitt, L.L.P.

Dallas, Texas

June 5, 2006

    Platinum Research and Development L.L.C.
   (A Development Stage Company)
   BALANCE SHEETS
   December 31,

2005

2004

2003

ASSETS

CURRENT ASSETS

     Cash

$ 97,287

$ 100,586

$ 55,046

     Prepaid expenses

-

-

2,168

      Total current assets

97,287

100,586

57,214

   PROPERTY AND
EQUIPMENT, NET OF ACCUMULATED DEPRECIATION

-

-

1,461

OTHER ASSETS

     Loan issuance and organizational costs, net of accumulated amortization

-

-

96

     of $74,988 for 2005 and 2004, and $74,892 for 2003.

     Intellectual property, net of accumulated amortization of $16,811 for
    2003.

-

-

81,874

     Non-amortizable intellectual property

-

-

45,136

      Total other assets

-

-

127,106

$ 97,287

$ 100,586

$ 185,781

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES

     Current maturities of long-term debt

$ -

$ -

$ 2,800,000

     Accrued expenses

-

-

1,333,979

      Total current liabilities

-

-

4,133,979

   COMMITMENTS AND
CONTINGENCIES

-

-

-

MEMBERS' EQUITY

97,287

100,586

(3,948,198)

$ 97,287

$ 100,586

$ 185,781

The accompanying notes are an integral part of these
 financial statements.

    Platinum Research and Development L.L.C.
   (A Development Stage Company)
   STATEMENTS OF OPERATIONS

    Year ended
   December
   31, 2005

    Year ended
   December 31, 2004

    Year ended
   December 31, 2003

    (UNAUDITED)
   Period from July 1,
   1996 (date of
   inception) through
   December 31, 2005

Net sales

$ -

$ -

$ -

$ -

Cost of sales

-

-

-

-

     Gross profit

-

-

-

-

Operating expenses

     Interest expense

-

104,937

384,021

1,439,526

     Research and development

-

11,253

36,250

221,851

     General and administrative expenses

5,881

131,535

544,766

2,880,231

5,881

247,725

965,037

4,541,608

     Operating loss

(5,881)

(247,725)

(965,037)

(4,541,608)

   Other income
(expense)

     Other income (expense)

2,582

4,296,509

(9,572)

4,423,695

2,582

4,296,509

(9,572)

4,423,695

     NET EARNING (LOSS)

$ (3,299)

$ 4,048,784

$ (974,609)

$ (117,913)

The accompanying notes are an integral part of these
 financial statements.

    Platinum Research and Development, L.L.C.
   (A Development Stage Company)
   STATEMENTS OF MEMBERS' EQUITY
   Period from July 1, 1996 (date of inception) through
   December 31, 2005

   Balance at July 1,
1996 (date of inception)

$ -

   Capital contribution
- cash

290,200

   Capital contribution
- non cash

170,356

Distributions - cash

(75,000)

   Distributions - non
cash

(170,356)

Net loss

(3,188,789)

   Balance as of
December 31, 2002

(2,973,589)

Net loss

(974,609)

   Balance as of
December 31, 2003

(3,948,198)

Net earnings

4,048,784

   Balance as of
December 31, 2004

100,586

Net loss

(3,299)

   Balance as of
December 31, 2005

$ 97,287

The accompanying notes are an integral part of these
 financial statements.

    Platinum Research and Development L.L.C.
   (A Development Stage Company)
   STATEMENTS OF CASH FLOWS

    (UNAUDITED)
    Period from July 1,
   1996 (date of
   inception) through
   December 31, 2005

    Year ended
   December 31, 2005

   Year ended
   December 31, 2004

   Year ended
   December 31, 2003

Cash flows from operating activities

     Net earnings (loss)

$ (3,299)

$ 4,048,784

$ (974,609)

$ (117,913)

     Adjustments to reconcile net earnings (loss) to net cash used in operating activities

      Depreciation and amortization

-

1,487

20,085

128,942

      Gain on sale of assets

-

(4,295,703)

10,035

(4,285,668)

      Change in operating assets and liabilities

       Prepaid expenses

-

2,168

(2,168)

-

       Accrued expenses

-

104,937

384,021

1,438,916

       Net cash used in operating activities

(3,299)

(138,327)

(562,636)

(2,835,723)

   Cash flows from
investing activities

     Proceeds from the sale of assets

-

-

11,500

11,500

     Purchase of property and equipment

-

-

-

(58,748)

     Investment in intellectual property

-

(16,133)

(19,691)

(159,955)

       Net cash used in investing activities

-

(16,133)

(8,191)

(207,203)

   Cash flows from
financing activities

     Net proceeds from long-term debt

-

200,000

500,000

3,000,000

     Loan costs

-

-

-

(74,987)

     Capital contributions

-

-

-

290,200

     Distributions

-

-

-

(75,000)

       Net cash provided by financing activities

-

200,000

500,000

3,140,213

   Net increase
(decrease) in cash

(3,299)

45,540

(70,827)

97,287

   Cash at beginning of
year

100,586

55,046

125,873

-

Cash at end of year

$ 97,287

$ 100,586

$ 55,046

$ 97,287

   Supplemental
disclosures:

     Cash paid during the year for:

      Interest

$ -

$ -

$ -

$ 610

      Income taxes

$ -

$ -

$ -

$ -

Non cash items:

     Sale of intellectual property through assumption of debt

$ -

$ 4,475,789

$ -

$ 4,475,789

     Non cash capital contributions

$ -

$ -

$ -

$ 170,356

     Non cash distributions

$ -

$ -

$ -

$ (170,356)

The accompanying notes are an integral part of these
 financial statements.

Platinum Research and Development, L.L.C.

 (A Development Stage Company)

 NOTES TO FINANCIAL STATEMENTS

BUSINESS ACTIVITY

The accompanying balance sheets, statements of operations,
  members' equity and cash flows, includes the accounts of Platinum Research and
  Development L.L.C. (A Development Stage Company, the "Company"). The Company
  has no significant revenues and no material operations and in accordance with
  Statement of Financial Accounting Standard ("SFAS") No. 7 "Accounting and
  Reporting by Development Stage Enterprises", the Company is considered a development stage company.

The Company was formed on July 1, 1996. The Company's
  principal business activity is the design and commercialization of high performance lubricants and coatings.

All members should refer to the company agreements for a
  more complete description of Company provisions.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies
  consistently applied in the preparation of the accompanying financial statements is as follows:

Cash and Cash Equivalents

The Company considers all short term, highly liquid
  investments, which include short-term deposits with original maturities of three months or less from the date of purchase, and readily convertible to known amounts of cash, to be cash equivalents.

Property and Equipment

Property and equipment are recorded at cost, less
  accumulated depreciation. Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by both accelerated and straight line methods.

Major repairs or replacements of property and equipment are
  capitalized. Maintenance, repairs and minor replacements are charged to operations as incurred. When units of property are retired or otherwise disposed of, their cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in operations.

Loan Issuance and Organizational Costs

Included in other assets are loan issuance costs and
  organization costs.

Loan issuance costs of $73,901 are amortized over the life
  of the loan agreement on a straight-line basis. As of December 31, 2004 the loan issuance costs were fully amortized.

Organizational costs of $1,087 are amortized over 5 years
  on a straight-line basis. As of December 31, 2004 the organization costs were fully amortized.

Amortization expense relating to loan and organization
  costs was $0, $96 and $9,118 during the years ended December 31, 2005, 2004 and 2003, respectively. There are no future amortization costs expected.

Service Equity

Service equity consists of additional non-cash equity given
  to certain members for their expected expertise and experience. Service equity of $1,727,200 was given at formation on May 17, 1999. The full amount has been allowed for.

Platinum Research and Development, L.L.C.

 (A Development Stage Company)

 NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Intellectual Property

Also included in other assets are intellectual property
  which consists of patents, patent applications and trademarks. These consist of amortizable and non-amortizable intellectual property. Patents, patent applications and trademarks are placed on the books at cost and amortized over the remaining life of the respective intellectual property once the patent or trademark is issued. Prior to the issuance of patents or trademarks, the accumulated costs are carried at cost and evaluated for impairment. If the patent or trademark is denied or abandoned, the associated costs are written off. Legal costs of obtaining and defending intellectual property are capitalized and amortized once the patent or trademark for the intellectual property is issued. Research and development costs for internally developed intellectual property are expensed when occurred. Management evaluates the carrying value of the intellectual property and pending intellectual property annually for recoverability and the need to recognize any impairment based on estimated future cash flows. No impairment is considered to exist at December
  31, 2005, 2004 and 2003, respectively.

On April 29, 2004, the Company entered into an agreement
  with Platinum Research Organization, L.P. (a non-related entity) ("PRO LP") to purchase substantially all of the Company's assets and assume the Company's outstanding note payable of $3,000,000 and accumulated interest payable of
  $1,475,789. The resulting sale of the assets resulted in a gain on the sale of assets of $4,295,703 included in other income.

Amortization expense relating to intellectual property was
  $0, $1,391 and $5,458, during the years ended December 31, 2005, 2004 and
  2003, respectively. No future amortization costs are expected since all of the intellectual property was sold off in 2004.

Revenue Recognition

The Company is not currently earning any revenue, as no
  contracts have been executed for the uses of the Company's products, programs, or services. The Company anticipates recognizing revenues based upon terms stipulated in individual contracts. Revenue will be recognized once they are earned, specifically when: (a) services are provided or products are delivered to customers; (b) clear proof that the arrangement exists; (c) amounts are fixed or can be determined; and (d) the Company's ability to collect is reasonably assured.

Advertising Costs

Advertising costs are expensed in the period incurred.
  Advertising expense was $0, $1,000 and $22,460, for the years ended December
  31, 2005, 2004 and 2003, respectively.

Accrued Expenses

Accrued expenses consist of interest payable on long term
  debt. Interest expense was $0, $104,937, and $384,021, for the years ended
  December 31, 2005, 2004 and 2003, respectively.

Income Taxes

The Company has elected to be taxed as a partnership. In
  lieu of corporation income taxes, the members of this entity are taxed on their proportionate share of the Company's taxable income.

Platinum Research and Development, L.L.C.

 (A Development Stage Company)

 NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

In preparing the Company's financial statements in
  accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.
  Actual results could differ from those estimates.

2. PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at
  December 31,:

   Estimated
Useful Life

2005

2004

   2003

Furniture and equipment

5 years

   $
   -

   $
   -

   $
6,294

   Less: accumulated depreciation

   (-)

(-)

(4,833)

   $
   -

   $
   -

$ 1,461

Depreciation expense was $0, $0 and $5,509 for the years
  ended December 31, 2005, 2004 and 2003, respectively.

3. LONG-TERM DEBT

Long-term debt consisted of the following at December 31,:

2005

   2004

 2003

   $3,000,000 convertible promissory note from Lubrication

   Partners, a joint venture, dated August 21, 2001. The loan called for a payment of $1,600,000 plus all accrued
  interest

   from that date to May 17, 2003 and a final payment of the

   remaining principle and accrued interest at August 21,
  2004.

   Interest on the loan was stated at 14%. The loan was
  secured

   by all the company's US and foreign patents, trademarks,

   trade names, copyrights, licenses, and all other
  intellectual

   property. The loan was guaranteed by the Company and

   includes a conversion element where Lubrication Partners

   can forgive the note for up to a 14.93% membership interest in the company.

$ -

$ -

$ 2,800,000

Less: current portion of long term debt

(-)

(-)

(2,800,000)

$ -

$ -

$ -

As of December 31, 2003 the company was in default of the
  loan. Lubrication Partners, a joint venture, did not exercise the right to convert the debt into membership equity. The entire note and accrued interest was transferred to Platinum Research Organization, L.P. as part of the sale of all the assets on April 29, 2004.

Platinum Research and Development, L.L.C.

 (A Development Stage Company)

 NOTES TO FINANCIAL STATEMENTS

4. COMMITMENTS AND CONTINGENCIES

Leases

The Company conducts its operations in leased facilities.
  Rent expense, consisting entirely of minimum rents, was $0, $6,803 and $26,358 during the years ended December 31, 2005, 2004 and 2003, respectively. Rent expense is recorded on a straight-line basis over the term of the lease. The leased facility and associated rent was transferred to Platinum Research
  Organization, L.P. as part of the asset sale on April 29, 2004.

5. NET PROFIT AGREEMENT

On April 29, 2004, PRO LP purchased all the assets of the
  Company. Part of the purchase agreement included the Company entering into a net profit agreement with PRO, L.P. This agreement calls for PRO L.P. to pay the Company 10% of net profits each year. This amount can be cumulated and compounded annually. For the period from April 28, 2004 (date of inception) to
  December 31, 2004 and the year ending December 31, 2005, no liability exists between the Company and PRO, L.P.

6. CREDIT RISK

Financial instruments which potentially subject the Company
  to a concentration of credit risk principally consist of cash.

In the normal course of business, the Company maintains
  cash balances at financial institutions located in the Dallas, Texas and
  Shrewsbury, New Jersey areas. Accounts at the financial institutions are insured by the Federal Deposit Insurance Corporation up to $100,000. The
  Company has not experienced any losses in such accounts and believes it is not exposed to significant credit risk on cash and cash equivalents.

APPROVAL
 BY THE BOARD OF DIRECTORS

Whereby, the Board of Directors of the Company has approved the delivery of this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

 /s/ Cecelia Pineda

Cecelia Pineda

 President, Treasurer and Director

EXHIBIT "A"

CERTIFICATE OF INCORPORATION

 OF

 DELAWARE PLATINUM RESEARCH ORGANIZATION, INC.

      FIRST: The name of the
 corporation is:

Delaware Platinum Research Organization, Inc.

      SECOND: The address of its
 registered office in the State of Delaware is 1209 Orange Street in the City of
 Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD: The nature of the business or
 purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of
 Delaware.

      FOURTH: The total number of
 shares of all classes of stock which the Corporation shall have authority to issue is 500,000,000 consisting of 400,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock") and 100,000,000 shares of Preferred
 Stock, par value $0.001 per share (the "Preferred Stock").

      The Board of Directors is authorized, subject
 to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereon. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock.

      FIFTH: The following provisions
 are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.
   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of
   Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B.
   The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

C.
   Following the closing of the merger of the Corporation with Platinum
   Research Organization, Inc., a Nevada corporation (the "Merger"), any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the
   Corporation and may not be effected by any consent in writing by such stockholders. Prior to such Merger, unless otherwise provided by law, any action which may otherwise be taken at any meeting of the stockholders may be taken without a meeting and without prior notice, if a written consent describing such actions is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

D.
    Special meetings of stockholders of the Corporation may be called only
   (1) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors

(whether or not
   there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption), (2) the Chairman of the Board of Directors, (3) the Chief Executive Officer of the Corporation
   or (4) by the holders of not less than twenty-five percent (25%) of all of the shares entitled to cast votes at the meeting.

      SIXTH:

A.
   The number of directors shall initially be set at one (1) and, immediately following the merger shall be set at seven (7). Thereafter, the number of directors shall be fixed from time to time exclusively by the Board of
   Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Subject to the rights of the holders of any series of Preferred Stock then outstanding, a vacancy resulting from the removal of a director by the stockholders as provided in Article SIXTH,
   Section C below may be filled at a special meeting of the stockholders held for that purpose. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

B.
   Subject to the
   rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (other than removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

C.
   Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
   Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the stockholders as provided in Article SIXTH, Section A above. Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

     SEVENTH: The Board of Directors is
 expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of
 Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of
 Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3
 %) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

      EIGHTH: A director of the
 Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law,
 (iii) under

Section 174 of the Delaware General Corporation Law, or (iv) for any
 transaction from which the director derived an improper personal benefit.

      If the Delaware General Corporation Law is
 hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware
 General Corporation Law, as so amended.

      Any repeal or modification of the foregoing
 provisions of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

      NINTH: The Corporation reserves
 the right to amend or repeal any provision contained in this Certificate of
 Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation;
 provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this
 Certificate of Incorporation, the affirmative vote of the holders of at least
 66 2/3 % of the voting
 power of all of the then outstanding shares of the capital stock of the
 Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this
 Article NINTH, Article FIFTH, Article SIXTH, Article SEVENTH or Article EIGHTH.

      TENTH: The name and mailing
 address of the incorporator is:

Cecelia Pineda

   Suite 421-1917
West 4th Avenue

   Vancouver, BC,
Canada V6J 1MT

      THE UNDERSIGNED, being the incorporator
 hereinbefore named, for the purpose of forming a corporation pursuant to the
 General Corporation Law of Delaware, does make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ____day of
 February, 2007.

   /s/ Cecelia
Pineda

_______________________________

   Cecelia Pineda,
Incorporator

EXHIBIT "B"

BYLAWS

OF

DELAWARE

PLATINUM RESEARCH ORGANIZATION, INC.

(A DELAWARE CORPORATION)

INDEX

PAGE NUMBER

ARTICLE I - STOCKHOLDERS
B-4

1.1
Place of Meetings
B-4

1.2
Annual Meeting
B-4

1.3
Special Meetings
B-4

1.4
   Notice of
Meetings
B-4

1.5
Voting List
B-5

1.6
Quorum
B-5

1.7
Adjournments
B-5

1.8
   Voting and
Proxies
B-5

1.9
Action at Meeting
B-6

1.10
   Notice of
Stockholder Business
B-6

1.11
Conduct of Business
B-7

1.12
   Stockholder
Action Without Meeting
B-7

1.13
Meetings by Remote Communication
B-7

ARTICLE II -BOARD OF DIRECTORS
B-8

2.1
General Powers
B-8

2.2
   Number and Term
of Office
B-8

2.3
   Vacancies and Newly Created
Directorships
B-8

2.4
Resignation
B-8

2.5
Removal
B-8

2.6
   Regular
Meetings
B-9

2.7
Special Meetings
B-9

2.8
   Notice of
Special Meetings
B-9

2.9
   Participation in Meetings by
Telephone Conference Calls or Other Methods of Communication
B-9

2.10
Quorum
B-9

2.11
Action at Meeting
B-9

2.12
   Action by
Written Consent
B-9

2.13
Committees
B-9

2.14
   Compensation of
Directors
B-10

2.15
Nomination of Director Candidates
B-10

2.16
   Nomination of
Director Candidates
B-10

   ARTICLE III -
OFFICERS
B-11

3.1
Enumeration
B-11

3.2
Election
B-11

3.3
Qualification
B-11

3.4
Tenure
B-12

3.5
   Resignation and
Removal
B-12

3.6
Chairman of the Board
B-12

3.7
   Chief Executive
Officer
B-12

3.8
President
B-12

3.9
Vice-Presidents
B-12

3.10
   Secretary and Assistant
Secretaries
B-12

3.11
Treasurer
B-13

3.12
Chief Financial Officer
B-13

3.13
Salaries
B-13

3.14
Delegation of Authority
B-13

ARTICLE IV -CAPITAL STOCK
B-13

4.1
Issuance of Stock
B-13

4.2
   Certificates of
Stock
B-13

4.3
Transfers
B-13

4.4
   Lost, Stolen or
Destroyed Certificates
B-13

4.5
Record Date
B-13

PAGE NUMBER

ARTICLE V -GENERAL PROVISIONS
B-14

5.1
Fiscal Year
B-14

5.2
Corporate Seal
B-14

5.3
Waiver of Notice
B-14

5.4
   Actions with
Respect to Securities of Other Corporations
B-14

5.5
Evidence of Authority
B-14

5.6
   Certificate of
Incorporation
B-14

5.7
Severability
B-14

5.8
Pronouns
B-14

5.9
Notices
B-15

5.10
   Reliance Upon
Books, Reports and Records
B-15

5.11
Time Periods
B-15

5.12
   Facsimile
Signatures
B-15

5.13
Annual Report
B-15

ARTICLE VI - AMENDMENTS
B-15

6.1
By the Board of Directors
B-15

6.2
   By the
Stockholders
B-15

   ARTICLE VII -
INDEMNIFICATION OF DIRECTORS AND OFFICERS
B-16

7.1
   Right to
Indemnification
B-16

7.2
Right of Claimant to Bring Suit
B-16

7.3
   Indemnification
of Employees and Agents
B-17

7.4
Non-Exclusivity of Rights
B-17

7.5
   Indemnification
Contracts
B-17

7.6
Insurance
B-17

7.6
   Effect of
Amendment
B-17

   CERTIFICATE OF
SECRETARY
B-17

BYLAWS OF

 DELAWARE PLATINUM RESEARCH ORGANIZATION, INC.

ARTICLE I

 STOCKHOLDERS

      1.1 Place of Meetings. All
 meetings of stockholders shall be held at such place (if any) within or without the State of Delaware as may be designated from time to time by the Board of
 Directors or the President and Chief Executive Officer.

      1.2 Annual Meeting. The annual
 meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors at the time and place to be fixed by the Board of Directors and stated in the notice of the meeting. In lieu of holding an annual meeting of stockholders at a designated place, the
 Board of Directors may, in its sole discretion, determine that any annual meeting of stockholders may be held solely by means of remote communication.

      1.3 Special Meetings. Special
 meetings of stockholders may be called at any time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer or the holders of record of not less than 25% of all shares entitled to cast votes at the meeting, for any purpose or purposes prescribed in the notice of the meeting and shall be held at such place (if any), on such date and at such time as the
 Board may fix. In lieu of holding a special meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any special meeting of stockholders may be held solely by means of remote communication. Business transacted at any special meeting of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.

      Upon request in writing sent by registered
 mail to the President or Chief Executive Officer by any stockholder or stockholders entitled to request a special meeting of stockholders pursuant to this Section 1.3, and containing the information required pursuant to
 Sections 1.10 and 2.16, as applicable, the Board of Directors shall determine a place and time for such meeting, which time shall be not less than 120 nor more than 130 days after the receipt of such request, and a record date for the determination of stockholders entitled to vote at such meeting shall be fixed by the Board of Directors, in advance, which shall not be more that 60 days nor less than 10 days before the date of such meeting. The Board of Directors may postpone or reschedule any previously scheduled special meeting. Following such receipt of a request and determination by the Secretary of the validity thereof, it shall be the duty of the Secretary to present the request to the
 Board of Directors, and upon Board action as provided in this Section 1.3, to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section 1.4, hereof, that a meeting will be held at the place, if any, and time so determined, for the purposes set forth in the stockholder's request, as well as any purpose or purposes determined by the
 Board of Directors in accordance with this Section 1.3.

      1.4 Notice of Meetings.

      (a) Written notice of each meeting of
 stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required by law (meaning here and hereafter, as required from time to time by the Delaware General Corporation Law or the Certificate of
 Incorporation). The notice of any meeting shall state the place, if any, date and hour of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

      (b) Notice to stockholders may be given by
 personal delivery, mail, or, with the consent of the stockholder entitled to receive notice, by facsimile or other means of electronic transmission. If mailed, such notice shall be delivered by postage prepaid envelope directed to each stockholder at such stockholder's address as it appears in the records of the Corporation and shall be deemed given when deposited in the United States mail. Notice given by electronic transmission pursuant to this subsection shall be deemed given: (1) if by facsimile telecommunication, when directed to a facsimile

telecommunication number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

      (c) Notice of any meeting of stockholders
 need not be given to any stockholder if waived by such stockholder either in a writing signed by such stockholder or by electronic transmission, whether such waiver is given before or after such meeting is held. If such a waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

      1.5 Voting List. The officer
 who has charge of the stock ledger of the corporation shall prepare, at least
 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order for each class of stock and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, in the manner provided by law. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present. This list shall determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

      1.6 Quorum. Except as otherwise
 provided by law or these Bylaws, the holders of a majority of the shares of the capital stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Where a separate class vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

      1.7 Adjournments. Any meeting
 of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the chairman of the meeting or, in the absence of such person, by any officer entitled to preside at or to act as secretary of such meeting, or by the holders of a majority of the shares of stock present or represented at the meeting and entitled to vote, although less than a quorum. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

      1.8 Voting and Proxies. Each
 stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or in the Certificate of
 Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize any other person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent or by a transmission permitted by law and delivered to the
 Secretary of the corporation. Any copy, facsimile transmission or other reliable reproduction of the writing or transmission created pursuant to this
 Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.

      1.9 Action at Meeting. When a quorum
 is present at any meeting, any election of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and any other matter shall be determined by a majority in voting power of the shares present in person or represented by proxy and entitled to vote on the matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, a majority of the shares of each such class present in person or represented by proxy and entitled to vote on the matter) shall decide such matter, except when a different vote is required by express provision of law, the Certificate of
 Incorporation or these Bylaws.

      All voting, including on the election of
 directors, but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a vote by ballot shall be taken. Each ballot shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. The corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as an alternate inspector to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability.

      1.10 Notice of Stockholder Business.

      (a) At an annual or special meeting of the
 stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) properly brought before the meeting by or at the direction of the Board of Directors, or
 (iii) properly brought before an annual meeting by a stockholder of record. For business to be properly brought before an annual meeting by a stockholder, it must be a proper matter for stockholder action under the Delaware General
 Corporation Law, and the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and if the stockholder, or the beneficial owner on whose behalf any such proposal is made, has provided the corporation with a Solicitation Notice, as that term is defined in subclause (v) of paragraph (b), such stockholder or beneficial owner must have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, and must have included in such materials the
 Solicitation Notice, and if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section.
 To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the corporation's principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation's (or the corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days earlier than the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. "Public announcement" for purposes hereof shall have the meaning set forth in Article II, Section 2.15(c) of these Bylaws. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

      (b) A stockholder's notice to the Secretary
 of the corporation shall set forth as to each matter the stockholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of the corporation which are owned beneficially and of record by the stockholder and such other beneficial owner, and (iv) any material interest of the stockholder and such other beneficial owner in such business and (v) whether such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry the proposal
 (an affirmative statement of such intent being referred to in this Section 1.10 as a "Solicitation Notice").

      (c) Notwithstanding the foregoing provisions
 of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.
 Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to
 Rule 14a-8 under the Exchange Act.

      1.11 Conduct of Business. At
 every meeting of the stockholders, the Chairman of the Board, or, in his or her absence, the President, or, in his or her absence, such other person as may be appointed by the Board of Directors, shall act as chairman. The Secretary of the corporation or a person designated by the chairman of the meeting shall act as secretary of the meeting. Unless otherwise approved by the chairman of the meeting, attendance at the stockholders' meeting is restricted to stockholders of record, persons authorized in accordance with Section 1.8 of these Bylaws to act by proxy, and officers of the corporation.

      The chairman of the meeting shall call the
 meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the chairman's discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

      The chairman shall also conduct the meeting
 in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. Without limiting the foregoing, the chairman may (a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or
 Board of Directors, (b) restrict use of audio or video recording devices at the meeting, and (c) impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the chairman shall have the power to have such person removed from the meeting.
 Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 1.11 and Section 1.10 above. The chairman of a meeting may determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of this
 Section 1.11 and Section 1.10, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

      1.12 Stockholder Action Without Meeting.
 Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the Secretary of the corporation and shall be maintained in the corporate records. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

      An electronic transmission consenting to an
 action to be taken and transmitted by a stockholder, or by a proxy holder or other person authorized to act for a stockholder, shall be deemed to be written, signed and dated for the purpose of this Section 1.12, provided that such electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the electronic transmission was transmitted by the stockholder or by a person authorized to act for the stockholder and (ii) the date on which such stockholder or authorized person transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of stockholders are recorded.

      1.13 Meetings by Remote Communication.
 If authorized by the Board of Directors, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in the meeting and be deemed present in person and vote at the meeting, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

ARTICLE II

 BOARD OF DIRECTORS

      2.1 General Powers. The
 business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of
 Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

    2.2 Number and Term of Office. Subject to
 the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall initially be one
 (1) and, immediately following the Merger (as defined in the corporation's
 Certificate of Incorporation) the number of directors shall be set at seven
 (7) and thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the
 Board for adoption). Effective upon the date of the closing of the Merger (as defined in the Corporation's Certificate of Incorporation) (the "Effective
 Date"), the directors, other than those who may be elected by the holders of any series of preferred stock under specified circumstances. All directors shall hold office until the expiration of the term for which elected and until their respective successors are elected, except in the case of the death, resignation or removal of any director. At each annual meeting of stockholders, commencing with the first annual meeting held after the Effective Date, (i) directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

      2.3 Vacancies and Newly Created
 Directorships. Subject to the rights of the holders of any series of
 Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the
 Board of Directors resulting from death, resignation, retirement, disqualification or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), or by the sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires or until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

      2.4 Resignation. Any director
 may resign by delivering notice in writing or by electronic transmission to the
 President, Chairman of the Board or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     2.5 Removal. Subject to the rights of the
 holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.
 Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director. Directors so chosen shall hold office until the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires.

     2.6 Regular Meetings. Regular
 meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

     2.7 Special Meetings. Special
 meetings of the Board of Directors may be called by the Chairman of the Board, the President or two or more directors and may be held at any time and place, within or without the State of Delaware.

      2.8 Notice of Special Meetings.
 Notice of any special meeting of directors shall be given to each director by whom it is not waived by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director by (i) giving notice to such director in person or by telephone, electronic transmission or voice message system at least 24 hours in advance of the meeting, (ii) sending a facsimile to his last known facsimile number, or delivering written notice by hand to his last known business or home address, at least 24 hours in advance of the meeting, or (iii) mailing written notice to his last known business or home address at least three days in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

      2.9 Participation in Meetings by
 Telephone Conference Calls or Other Methods of Communication. Directors
 or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

      2.10 Quorum. A majority of the
 total number of authorized directors shall constitute a quorum at any meeting of the Board of Directors. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of a committee which authorizes a particular contract or transaction.

      2.11 Action at Meeting. At any
 meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these
 Bylaws.

      2.12 Action by Written Consent.
 Any action required or permitted to be taken at any meeting of the Board of
 Directors or of any committee of the Board of Directors may be taken without a meeting if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

      2.13 Committees. The Board of
 Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation, with such lawfully delegated powers and duties as it therefor confers, to serve at the pleasure of the
 Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the Delaware General Corporation Law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it.
 Each such committee shall keep minutes and make such reports as the Board of
 Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these
 Bylaws for the Board of Directors.

     2.14 Compensation of Directors.
 Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

     2.15 Nomination of Director Candidates.
 Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors may be made by (i) the
 Board of Directors or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of Directors.

      2.16 Nomination of Director Candidates.

      (a) Subject to the rights of holders of any
 class or series of Preferred Stock then outstanding, nominations for the election of Directors at an annual meeting may be made by (i) the Board of
 Directors or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of Directors generally who complies with the procedures set forth in this Bylaw and who is a stockholder of record at the time notice is delivered to the Secretary of the corporation. Any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at an annual meeting only if timely notice of such stockholder's intent to make such nomination or nominations has been given in writing to the Secretary of the corporation and if the stockholder, or the beneficial owner on whose behalf any such nomination is made, has provided the corporation with a Solicitation Notice, as that term is defined in subclause (vii) of this paragraph, such stockholder or beneficial owner must have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must have included in such materials the Solicitation Notice, and if no Solicitation Notice
 relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the corporation's principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation's (or the corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination, of the beneficial owner, if any, on whose behalf the nomination is being made and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder or such beneficial owner and each nominee and any other person or persons (naming such person or persons)
 pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors;
 (v) the consent of each nominee to serve as a director of the corporation if so elected; (vi) the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner; and
 (vii) whether such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent being referred to in this Section 2.15 as a
 "Solicitation Notice"). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Notwithstanding the third sentence of this Section 2.15(a), in the event that the number of Directors to be elected at an annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least 130 days prior to the first anniversary of the date that the corporation's (or its predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting, a stockholder's notice required by this Section 2.15(a) shall also be considered timely, but

only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

      (b) Nominations of persons for election to
 the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting by (i) or at the direction of the Board of Directors or a committee thereof or (ii) any stockholder of the corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the
 Secretary of the corporation. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons
 (as the case may be), for election to such position(s) as are specified in the corporation's notice of meeting, if the stockholder's notice as required by paragraph (a) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

      (c) For purposes of these Bylaws, "public
 announcement" shall mean disclosure in a press release reported by the Dow
 Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange
 Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

      (d) Notwithstanding the foregoing provisions
 of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the
 Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

      (e) Only persons nominated in accordance with
 the procedures set forth in this Section 2.15 shall be eligible to serve as directors. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination was made in accordance with the procedures set forth in this Section 2.15 and (b) if any proposed nomination was not made in compliance with this Section 2.15, to declare that such nomination shall be disregarded.

      (f) If the chairman of the meeting for the
 election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of this Section 2.15, such nomination shall be void;
 provided, however, that nothing in this Section 2.15 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

ARTICLE III

 OFFICERS

      3.1 Enumeration. The officers
 of the corporation shall consist of a Chief Executive Officer, a President, a
 Secretary, a Treasurer, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine, including, at the discretion of the Board of Directors, a Chairman of the Board and one or more
 Vice Presidents and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

      3.2 Election. Officers shall be
 elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Officers may be appointed by the Board of
 Directors at any other meeting.

      3.3 Qualification. No officer
 need be a stockholder. Any two or more offices may be held by the same person.

      3.4 Tenure. Except as otherwise
 provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote appointing him, or until his earlier death, resignation or removal.

      3.5 Resignation and Removal.
 Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer elected by the Board of Directors may be removed at any time, with or without cause, by the Board of Directors.

      3.6 Chairman of the Board. The
 Board of Directors may appoint a Chairman of the Board. If the Board of
 Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the Board of Directors.

      3.7 Chief Executive Officer.
 The Chief Executive Officer of the corporation shall, subject to the direction of the Board of Directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, including general supervision, direction and control of the business and supervision of other officers of the corporation, and shall have such other powers and duties as may be prescribed by the Board of
 Directors or these Bylaws.

      3.8 President. Subject to the
 direction of the Board of Directors and such supervisory powers as may be given by these Bylaws or the Board of Directors to the Chairman of the Board or the
 Chief Executive Officer, if such titles be held by other officers, the
 President shall have general supervision, direction and control of the business and supervision of other officers of the corporation. Unless otherwise designated by the Board of Directors, the President shall be the Chief
 Executive Officer of the corporation. The President shall have such other powers and duties as may be prescribed by the Board of Directors or these
 Bylaws. He or she shall have power to sign stock certificates, contracts and other instruments of the corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the corporation, other than the Chairman of the Board and the Chief
 Executive Officer.

      3.9 Vice Presidents. Any Vice
 President shall perform such duties and possess such powers as the Board of
 Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have at the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

      3.10 Secretary and Assistant
 Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the Secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to keep a record of the proceedings of all meetings of stockholders and the Board of Directors, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

      Any Assistant Secretary shall perform such
 duties and possess such powers as the Board of Directors, the Chief Executive
 Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the
 Assistant Secretary (or if there shall be more than one, the Assistant
 Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

      In the absence of the Secretary or any
 Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

      3.11 Treasurer. The Treasurer
 shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation, the duty and power to keep and be responsible for all funds and securities of the corporation, to maintain the financial records of the corporation, to deposit funds of the corporation in depositories as authorized, to disburse such funds as authorized, to make proper accounts of such funds, and to render as required by the Board of
 Directors accounts of all such transactions and of the financial condition of the corporation.

      3.12 Chief Financial Officer.
 The Chief Financial Officer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors, the Chief Executive Officer or the President. Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall be the Treasurer of the corporation.

      3.13 Salaries. Officers of the
 corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

      3.14 Delegation of Authority. The
 Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

ARTICLE IV

 CAPITAL STOCK

      4.1 Issuance of Stock. Subject
 to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

      4.2 Certificates of Stock.
 Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of
 Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of
 Directors, or the President or a Vice President, and the Treasurer or an
 Assistant Treasurer, or the Secretary or an Assistant Secretary of the
 corporation. Any or all of the signatures on the certificate may be a facsimile.

      Each certificate for shares of stock which
 are subject to any restriction on transfer pursuant to the Certificate of
 Incorporation, the Bylaws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

      4.3 Transfers. Except as
 otherwise established by rules and regulations adopted by the Board of
 Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, the Certificate of Incorporation or the Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.

      4.4 Lost, Stolen or Destroyed
 Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

      4.5 Record Date. The Board
 of Directors may fix in advance a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, concession or exchange of stock, or for the

purpose of any other lawful action. Such record date shall not precede the date on which the resolution fixing the record date is adopted and shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

      If no record date is fixed by the Board of
 Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held.
 If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action by the Board of Directors is necessary shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

      A determination of stockholders of record
 entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE V

 GENERAL PROVISIONS

      5.1 Fiscal Year. The fiscal
 year of the corporation shall be as fixed by the Board of Directors.

      5.2 Corporate Seal. The
 corporate seal shall be in such form as shall be approved by the Board of
 Directors.

      5.3 Waiver of Notice. Whenever
 any notice whatsoever is required to be given by law, by the Certificate of
 Incorporation or by these Bylaws, a waiver of such notice either in writing signed by the person entitled to such notice or such person's duly authorized attorney, or by electronic transmission or any other method permitted under the
 Delaware General Corporation Law, whether before, at or after the time stated
 in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice. Neither the business nor the purpose of any meeting need be specified in such a waiver.
 Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.

      5.4 Actions with Respect to Securities
 of Other Corporations. Except as the Board of Directors may otherwise designate, the Chief Executive Officer or President or any officer of the corporation authorized by the Chief Executive Officer or President shall have the power to vote and otherwise act on behalf of the corporation, in person or proxy, and may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact to this corporation (with or without power of substitution) at any meeting of stockholders or stockholders (or with respect to any action of stockholders) of any other corporation or organization, the securities of which may be held by this corporation and otherwise to exercise any and all rights and powers which this corporation may possess by reason of this corporation's ownership of securities in such other corporation or other organization.

      5.5 Evidence of Authority. A
 certificate by the Secretary, or an Assistant Secretary, or a temporary
 Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

      5.6 Certificate of Incorporation.
 All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

      5.7 Severability. Any
 determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

      5.8 Pronouns. All pronouns used
 in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

      5.9 Notices. Except as
 otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by commercial courier service, or by facsimile or other electronic transmission, provided that notice to stockholders by electronic transmission shall be given in the manner provided in Section 232 of the
 Delaware General Corporation Law. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if delivered by hand, facsimile, other electronic transmission or commercial courier service, or the time such notice is dispatched, if delivered through the mails. Without limiting the manner by which notice otherwise may be given effectively, notice to any stockholder shall be deemed given: (1) if by facsimile, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (2) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; (4) if by any other form of electronic transmission, when directed to the stockholder; and (5) if by mail, when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation.

      5.10 Reliance Upon Books, Reports and
 Records. Each director, each member of any committee designated by the
 Board of Directors, and each officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the corporation as provided by law, including reports made to the corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

      5.11 Time Periods. In applying
 any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

      5.12 Facsimile Signatures. In
 addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

      5.13 Annual Report. For so long
 as the corporation has fewer than 100 holders of record of its shares, the mandatory requirement of an annual report under Section 1501 of the California
 Corporations Code is hereby expressly waived.

ARTICLE VI

 AMENDMENTS

      6.1 By the Board of Directors.
 Except as is otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the
 Board of Directors at which a quorum is present.

      6.2 By the Stockholders.
 Notwithstanding any other provision of these Bylaws or any provision of law which might permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the corporation required by law, these Bylaws or with respect to any preferred stock, the affirmative vote of the holders of at least 66 2/3
 % of the voting power of all of the shares of capital stock of the corporation issued and outstanding and entitled to vote generally in any election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws. Such vote may be held at any annual meeting of stockholders, or at any special meeting of stockholders provided that notice of such alteration, amendment, repeal or adoption of new
 Bylaws shall have been stated in the notice of such special meeting.

ARTICLE VII

 INDEMNIFICATION OF DIRECTORS AND OFFICERS

      7.1 Right to Indemnification.
 Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as a controlling person of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer, or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment) against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators;
 provided, however, that except as provided in Section 7.2 of this
 Article VII, the corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the proceeding (or part thereof) was authorized by the Board of Directors of the corporation, (c) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the
 Delaware General Corporation Law, or (d) the proceeding (or part thereof) is brought to establish or enforce a right to indemnification or advancement under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. The rights hereunder shall be contract rights and shall include the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition;
 provided, however, that the payment of such expenses incurred by a director or officer of the corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately by final judicial decision from which there is no further right to appeal that such director or officer is not entitled to be indemnified under this Section or otherwise.

      7.2 Right of Claimant to Bring Suit.
 If a claim under Section 7.1 is not paid in full by the corporation within
 60 days after a written claim has been received by the corporation, or 20 days in the case of a claim for advancement of expenses, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal that the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, shall be on the corporation.

      7.3 Indemnification of Employees and
 Agents. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of related expenses, to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the corporation.

      7.4 Non-Exclusivity of Rights.
 The rights conferred on any person in this Article VII shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

      7.5 Indemnification Contracts.
 The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VII.

      7.6 Insurance. The corporation
 may maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

      7.7 Effect of Amendment. Any
 amendment, repeal or modification of any provision of this Article VII shall not adversely affect any right or protection of an indemnitee or his successor existing at the time of such amendment, repeal or modification.

CERTIFICATE OF SECRETARY

 OF

 DELAWARE PLATINUM RESEARCH ORGANIZATION, INC.

 (a Delaware corporation)

      I, Cecelia Pineda, the Secretary of Delaware
 Platinum Research Organization, Inc., a Delaware corporation (the
 "Corporation"), hereby certify that the Bylaws to which this Certificate is attached are the Bylaws of the Corporation.

      Executed effective on the____ day of
 February, 2007.

   Cecelia Pineda,
President, Secretary

EXHIBIT "C"

CERTIFICATE OF DESIGNATION

 SERIES "A" CONVERTIBLE PREFERRED STOCK

 PLATINUM RESEARCH ORGANIZATION, INC.

The undersigned Chief Executive Officer of Platinum Research Organization,
 Inc., a corporation currently organized and existing under the General
 Corporation Law of the State of Delaware (the "DGCL"), does hereby certify that:

FIRST: The name of the corporation is Platinum Research Organization,
 Inc. (the "Corporation").

SECOND: The Board of Directors has approved the alteration of the share capital of the Corporation to create preferred stock with a par value $0.001 per share ("Preferred Stock") and has approved the adoption of the
 Certificate of the Designation, Powers, Preferences and Rights of the Series
 "A" Cumulative Convertible Preferred Shares (the "Certificate of Designation")
 of the Corporation and authorized the Certificate of Designation to be filed with the State of Delaware on redomestication of the Corporation, subject to stockholder approval.

THIRD: On March 1, 2007 , at a Special Meeting of the Stockholders of
 the Corporation, the holders of the Common Stock will be asked to approve the alteration of the share capital of the Corporation which will include the creation of Preferred Shares and the redomestication of the Company from Nevada to Delaware.

NOW, THEREFORE, BE IT RESOLVED that the rights and restrictions attached to the Class "A" Preferred Shares are as follows::

Section 1. Number of Shares and Designation. This series of Preferred
 Shares shall be designated as shares of Series A Cumulative Mandatory
 Convertible Preferred Stock (liquidation preference $0.90 per share), par value
 $0.001 per share (the "Series "A" Preferred Shares"). The number Series
 "A" Preferred Shares authorized shall be 5,000,000.

Section 2. Definitions. For purposes of the Series "A" Preferred Shares, the following terms shall have the meanings indicated:

"Board of Directors" shall mean the Board of Directors of the
 Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series "A" Preferred Shares.

"Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New
 York are not required to be open.

"Change of Control Transaction" means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the
 Securities Exchange Act of 1934) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation and a replacement of the majority of the Board of Directors as comprised according to the terms and conditions of the Contribution Agreement, or (ii)
 the Corporation merges into or consolidates with any other Person, or any
 Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 50% of the aggregate voting power of the Corporation or the successor entity of such transaction, or (iii) the
 Corporation sells or transfers its assets, as an entirety or substantially as an entirety, to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, (iv) a replacement at one time or within a one year period of more than one-half of the members of the Corporation's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v)

the execution by the Corporation of an agreement to which
 the Corporation is a party or by which it is bound, providing for any of the events set forth above in (i) or (iv).

"Common Shares" shall mean the shares of Common Stock of the
 Corporation, par value $0.001 per share.

"Common Share Equivalents" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time
 Common Shares, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common
 Shares.

"Constituent Person" shall have the meaning set forth in Section 7(f)
 hereof.

"Conversion Price" shall mean the conversion price per Common Share for which the Series "A" Preferred Shares are convertible, as such Conversion
 Price may be adjusted pursuant to Section 7 hereof. The initial conversion price shall be $0.18 per Common Share (equivalent to a conversion rate of five
 (5) Common Shares for each Series "A" Preferred Share).

"Current Market Price" of publicly traded Common Shares or any other class of shares of beneficial interest or other security of the Corporation or any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such security is not quoted on such NASDAQ National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the
 National Quotation Bureau, Inc., in each case for such date or, if such date was not a Trading Day for such security, on the next preceding date which was a
 Trading Day. If the Current Market Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Current Market
 Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the holders of a majority of the Series "A"
 Preferred Shares, with the costs of such appraisal to be borne by the
 Corporation.

"Discount Dividend Payment" shall have the meaning set forth in
 Section 7(b) hereof.

"Dividend Default" shall have the meaning set forth in Section 12 hereof.

"Dividend Payment Date" shall mean the 15th calendar day of January,
 April, July and October, in each year, commencing on April 15, 2007; provided, however, that if any Dividend Payment Date falls on any day other than a
 Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the first Business Day immediately following such Dividend Payment
 Date.

"Dividend Payment Record Date" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

"Dividend Periods" shall mean quarterly dividend periods commencing on January 15, April 15, July 15 and October 15 of each year and ending on and including the day preceding the first day of the next succeeding Dividend
 Period (other than the initial Dividend Period, which shall commence on the
 Issue Date and end on and include October 14, 2011).

"Fair Market Value" shall mean the average of the daily Current
 Market Prices per Common Share during the twenty (20) consecutive Trading Days selected by the Corporation commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term "ex date," when used with respect to any issuance or distribution, means the first day on which the Common Shares trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.

"Issue Date" with respect to the Series "A" Preferred Shares shall mean the first date on which any of the Series "A" Preferred Shares are issued and sold.

"Junior Shares" shall mean the Common Shares and any other class or series of shares of capital stock of the Corporation constituting junior stock within the meaning set forth in Section 10(c) hereof.

"Liquidation Event" means the actual liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary or a deemed liquidation event as a result of a merger, consolidation, reorganization, business combination or other change in control transaction involving the
 Corporation.

"Liquidation Preference" shall have the meaning set forth in Section
 4(a) hereof.

"Mandatory Conversion Date" shall have the meaning set forth in
 Section 8(a) hereof.

"Maturity Date" shall have the meaning set forth in Section 9(a)
 hereof.

"Non-Electing Share" shall have the meaning set forth in Section 7(f)
 hereof.

"Parity Shares" shall be deemed to include all shares created now or in the future on a parity with the Series "A" Preferred Shares, as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series "A" Preferred Shares, if the holders of such class of stock or series and the Series "A" Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other.

"Person" shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

"Securities" shall have the meaning set forth in Section 7(e) hereof.

"Series "A" Preferred Shares" shall have the meaning set forth in
 Section 1 hereof.

"Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a dividend or other distribution by the Board of
 Directors, the allocation of funds to be so paid on any series or class of shares of capital stock of the Corporation; provided, however, that if any funds for any class or series of Junior Shares or any class or series of shares of capital stock ranking on a parity with the Series "A" Preferred Shares as to the payment of dividends are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series "A" Preferred Shares shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

"Trading Day" shall mean any day on which the securities in question are traded on a Trading Market.

"Trading Market" means the following markets or exchanges on which the Common Shares are listed or quoted for trading on the date in question: the
 Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock
 Exchange, the Nasdaq National Market or the OTC Bulletin Board.

"Transaction" shall means the following without limitation a merger, consolidation, statutory share

exchange, self tender offer for all or substantially all Common Shares, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Shares of the Corporation.

"Transfer Agent" means Resident Agents of Nevada, 711 S. Carson
 Street #4, Carson City, NV89701, or such other agent or agents of the
 Corporation as may be designated by the Board of Directors or its designee as the transfer agent for the Series "A" Preferred Shares.

"Voting Preferred Shares" shall have the meaning set forth in Section
 11 hereof.

"VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the
 Common Stock for such date (or the nearest preceding date) on the Trading
 Market on which the Common Stock is then listed or quoted as reported by
 Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to
 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the
 OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the
 Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the
 Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Corporation.

Section 3. Dividends.

  General Terms.

  Commencing on the date of the initial issuance (the "Issue Date")
  of the Series "A" Preferred Shares the holders of record of shares of Series
  "A" Preferred Shares shall be entitled to receive, out of any assets at the time legally available therefore and as declared by the Board of Directors, dividends at the rate of ten percent (10%) of the stated Liquidation
  Preference Amount (as defined in Section 4 hereof) per share per annum (the "Dividend
  Payment"), subject to Sections 3(a)(ii), 3(a)(iii), and (7)(b)(iii) below, and as adjusted appropriately for stock splits, stock dividends and the similar events described in Section 7(g). Such dividends shall be cumulative from the Issue Date, whether or not in any Dividend Period or Periods such dividends shall be declared or there shall be funds of the Corporation legally available for the payment of such dividends, and shall be payable quarterly, when, as and if authorized and declared by the Board of Directors, in arrears on Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date.

  Dividends are cumulative from the most recent Dividend Payment Date to which dividends have been paid, whether or not in any Dividend Period or
  Periods such dividends shall be declared or there shall be funds legally available therefor. Each such dividend shall be payable in arrears to the holders of record of the Series "A" Preferred Shares, as they appear on the stock records of the Corporation at the close of business on the 15th calendar day of December, March, June and October, each year, commencing on April 15,
  2007 (each a "Dividend Payment Record Date"). Accrued and unpaid dividends for any past Dividend Periods may be authorized and declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

  Reduction of Dividend Rate on Certain Events. Notwithstanding the
  terms and provisions of Section 3(a) hereof, the dividend rate will be reduced to a: (i) five percent (5%) dividend on the Corporation publicly announcing having entered into a commercial agreement(s) which in the sole opinion the of the independent directors of the Corporation will increase the Corporation's aggregate net revenues forty million dollars ($40,000,000) or more over the life of the contract (the "Material Contract"); and (ii) two percent
  (2%) dividend if the Corporation achieves the Material Contract and records quarterly net revenues of one million dollars ($1,000,000) per quarter (the "Revenue
  Threshold"). Any dividend rate reduction will become effective the following quarter from achieving the Material Contract or Revenue Threshold and as adjusted appropriately for stock splits, stock dividends and the similar events described in Section 7(g).

  Dividend Payment in Cash or Common Shares. The Corporation may
  make the Dividend Payment in cash or in Common Shares, or both; provided, however, that the Corporation must pay the Dividend Payment in cash if, on the date of such Dividend Payment becomes payable, a registration statement providing for the resale of the Common Shares issuable as dividends on the
  Series "A" Preferred Shares is not then effective. Subject to the foregoing proviso, if the Corporation elects to pay any dividend in Common Shares, the number of Common Shares to be issued to the holder shall be an amount equal to the quotient of (i) the Dividend Payment divided by (ii) the VWAP. If the
  Corporation elects to pay any dividend in Common Shares, the Corporation will give the holders of record of shares

 of the Series "A" Preferred Shares ten (10) trading days notice prior to the date of the applicable Dividend Payment. In the case of shares of Series "A"
 Preferred Shares outstanding for less than a full quarter, dividends shall be pro rated based on the portion of each quarter during which such shares are outstanding. Dividends on the Series "A" Preferred Shares shall be cumulative and shall accrue but are not payable until the Series "A" Preferred Shares are converted, redeemed or liquidated. Dividends on the Series "A" Preferred Shares are prior and in preference to any declaration or payment of any distribution
 (as defined below) on any outstanding shares of Junior Shares. Such dividends shall accrue on each share of Series "A" Preferred Shares from day to day whether or not declared so that if such dividends with respect to any previous dividend period at the rate provided for herein have not been paid on, or declared and set apart for, all shares of Series "A" Preferred Shares at the time outstanding, the deficiency shall be fully paid on, or declared and set apart for, such shares on a pro rata basis with all other equity securities of the Corporation ranking on a parity with the Series "A" Preferred Shares as to the payment of dividends before any distribution shall be paid on, or declared and set apart for Junior Shares.

  Pro Rata Calculation. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full
  Dividend Period, on the Series "A" Preferred Shares shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of Series "A"
  Preferred Shares shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein expressly provided, on the Series "A" Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series "A" Preferred Shares that may be in arrears. All dividend amounts set forth in this Section 3 shall be adjusted appropriately for any stock splits, stock dividends and the similar events described in
  Section 7(g).

  Seniority. So long as any Series "A" Preferred Shares are
  outstanding, no dividends, except as described in the this section, shall be authorized and declared or paid or set apart for payment, or other distribution of cash or other property declared or made directly by the
  Corporation or any person acting on behalf of the Corporation, on any series or class or classes of shares for any period nor shall any such shares be redeemed, purchased or otherwise acquired through a sinking fund or otherwise for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any shares of such stock) by the
  Corporation, directly or indirectly (except by conversion into or exchange for such shares), nor shall any payment or distribution of cash or other property be made for the benefit of any holder of Parity Shares, directly or indirectly, unless full cumulative dividends have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for such payment on the Series
  "A" Preferred Shares for all Dividend Periods terminating on or prior to the dividend payment date on such class or series of Parity Shares. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon Series "A" Preferred
  Shares and all dividends authorized and declared upon any other series or class or classes of Parity Shares shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series "A" Preferred Shares and such Parity Shares.

Section 4. Liquidation Preference.

  Liquidation Preference. In the event of any liquidation,
  dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the
  Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of Series "A" Preferred Shares shall be entitled to receive Ninety Cents ($0.90) per Series "A" Preferred Share (the "Liquidation
  Preference") plus an amount equal to all dividends (whether or not earned or declared) accumulated, accrued and unpaid thereon to the date of final distribution to such holder; but such holders of Series "A" Preferred Shares shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series "A" Preferred
  Shares shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series "A" Preferred Shares ratably in accordance with the respective amounts that would be payable on such Series
  "A" Preferred Shares if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Corporation with one or more entities, (ii) a statutory share exchange and (iii) a sale or transfer of all or substantially all of the Corporation's assets shall not be deemed to be a liquidation,

 dissolution or winding up, voluntary or
  involuntary, of the Corporation.

  Remaining Assets. After payment shall have been made in full to the holders of the Series "A" Preferred Shares, as provided in this Section 4, any series or class or classes of Junior Shares shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the
  Series "A" Preferred Shares shall not be entitled to share therein.

Section 5. Reservation of Shares

  Reserved Amount. On or prior to the Issue Date, the Corporation shall reserve 25,000,000 shares of its authorized but unissued Common Stock for issuance upon conversion of the Series "A" Preferred Shares (includes any
  Dividend payable thereon for the first year), and, thereafter, the number of authorized but unissued Common Shares so reserved (the "Reserved Amount")
  shall at all times be sufficient to provide for the full conversion of all of the Series "A" Preferred Share (including any Dividend payable thereon)
  outstanding at the then current Conversion Price thereof. The Reserved Amount shall be allocated among the holders of the Series "A" Preferred Shares.

  Increases to Reserved Amount. If the Reserved Amount for any five consecutive trading days (the last of such five trading days being the
  "Authorization Trigger Date") shall be less than one hundred percent (100%) of the number of Common Shares issuable upon full conversion of the then outstanding shares of Series "A" Preferred Share, the Corporation shall immediately notify the holders of Series "A" Preferred Share of such occurrence and shall take immediate action (including, if necessary, seeking stockholder approval to authorize the issuance of additional Common Shares) to increase the Reserved Amount to one hundred percent (100%) of the number of
  Common Shares then issuable upon full conversion (including any Dividend payable thereon) of all of the outstanding Series "A" Preferred Share at the then current Conversion Price. In the event the Corporation fails to so increase the Reserved Amount within one hundred twenty (120) days after an
  Authorization Trigger Date, each holder of Series "A" Preferred Shares shall thereafter have the option, exercisable in whole or in part at any time and from time to time, by delivery of a Redemption Notice to the Corporation, to require the Corporation to redeem for cash, at an amount per share equal to the Redemption Amount (as set out in Section 9(d) hereof), a number of the holder's shares of Series "A" Preferred Share such that, after giving effect to such redemption, the then unissued portion of such holder's Reserved Amount is at least equal to one hundred percent (100%) of the total number of Common
  Shares issuable upon conversion (including any Dividend payable thereon) of such holder's shares of Series "A" Preferred Share. If the Corporation fails to redeem any of such shares within five business days after its receipt of such Redemption Notice, then such holder shall be entitled to the remedies provided in Section 9.

Section 6. Reclassification of Converted Shares. All Series "A"
 Preferred Shares which shall have been converted pursuant to Section 7 or 8 herein shall automatically be reclassified as Common Shares. The number of
 Common Shares issuable upon conversion shall be determined in accordance with
 Section 7 and 8, respectively.

Section 7. Conversion by Holders. Holders of Series "A" Preferred Shares
 shall have the right to convert all or a portion of such shares into Common
 Shares, as follows:

  Right to Convert. Subject to and upon compliance with the
  provisions of this Section 7, a holder of Series "A" Preferred Shares shall have the right, at his or her option, to convert such shares and any accrued but unpaid dividends into the number of fully paid and non-assessable Common
  Shares obtained by dividing the aggregate Liquidation Preference of such
  Series "A" Preferred Shares by the Conversion Price by surrendering such
  Series "A" Preferred Shares to be converted, such surrender to be made in the manner provided in paragraph (b) of this Section 7.

  Mechanics to Exercise Conversion Rights.

  In order to exercise the conversion right, the holder of each Series "A"
  Preferred Share to be converted shall surrender the certificate representing such Series "A" Preferred Share, duly endorsed or assigned to the Corporation or in blank, at the office of the Corporation or the office of the Transfer
  Agent, accompanied by written notice to the Corporation that the holder thereof elects to convert such Series "A" Preferred Shares. Unless the Common
  Shares issuable on

 conversion are to be issued in the same name as the name in which such Series
 "A" Preferred Shares are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the
 Corporation, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid).

  Holders of Series "A" Preferred Shares at the close of business on a
  Dividend Payment Record Date shall be entitled to receive the dividend payable on such Series "A" Preferred Shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such Dividend Payment Record
  Date and prior to such Dividend Payment Date. However, Series "A" Preferred
  Shares surrendered for conversion during the period between the close of business on any Dividend Payment Record Date and the opening of business on the corresponding Dividend Payment Date must be accompanied by payment of an amount equal to the dividend payable on such Series "A" Preferred Shares on such Dividend Payment Date. A holder of Series "A" Preferred Shares on a
  Dividend Payment Record Date who (or whose transferees) tenders any such
  Series "A" Preferred Shares for conversion into Common Shares on such Dividend
  Payment Date will receive the dividend payable by the Corporation on such
  Series "A" Preferred Shares on such date, and the converting holder need not include payment of the amount of such dividend upon surrender of Series "A"
  Preferred Shares for conversion.

  Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted Series
  "A" Preferred Shares or for dividends on the Common Shares issued upon such conversion.

  No Fractional Shares. No fractional shares or scrip representing fractions of Common Shares shall be issued upon conversion of the Series "A"
  Preferred Shares. Instead of any fractional interest in a Common Share that would otherwise be deliverable upon the conversion of a Series "A" Preferred
  Share, the Corporation shall pay to the holder of such Series "A" Preferred
  Share an amount in cash based upon the Current Market Price of Common Shares on the Trading Day immediately preceding the date of conversion. If more than one Series "A" Preferred Share shall be surrendered for conversion at one time by the same holder, the number of full Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series "A"
  Preferred Shares so surrendered.

  Adjustment to Conversion Price. The Conversion Price shall be adjusted under the following circumstances:

    Subsequent Equity Sales. If the Corporation or any Subsidiary
   thereof, as applicable, at any time while this Series "A" Preferred Stock is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Share or Common Share Equivalents entitling any
   Person to acquire Common Shares, at an effective price per share less than the then Conversion Price (such lower price, the "Base Conversion Price"
   and such issuances collectively, a "Dilutive Issuance"), as adjusted hereunder, then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock
   Outstanding on the date of such Dilutive Issuance plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock
   Outstanding on the date of such Dilutive Issuance plus the number of shares which the aggregate offering price of the total number of shares so offered
   (assuming receipt by the Corporation in full of all consideration payable in connection with such Dilutive Issuance) would purchase at such Conversion
   Price. The Corporation shall notify the Holder in writing, no later than the
   Business Day following the issuance of any Common Share or Common Share
   Equivalents subject to this section, indicating therein the applicable issuance price, exchange price, conversion price and other pricing terms
   (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance
   Notice pursuant to this Section 7(d), upon the occurrence of any Dilutive
   Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price regardless of whether the Holder accurately refers to the Base Conversion
   Price in the Notice of Conversion. Notwithstanding the foregoing or any other provision herein to the contrary, no adjustment to the Conversion Price will be required as a result of any issuance by the Corporation of any Common
   Shares, or Common Share

  Equivalents (A) pursuant to any stock option plan,
   restricted stock plan or other compensatory plan or arrangement with any officer, director, employee or consultant of the Corporation or any affiliated entity, (B) pursuant to or in connection with any agreement or understanding in effect on or before the Issue Date, (C) pursuant to or in connection with any Transaction or (D) to any vendor, customer or other person or entity with which the Corporation has or is attempting to develop a business relationship.

    Subsequent Rights Offerings. If the Corporation, at any time while the Series "A" Preferred Share is outstanding, shall issue rights, options or warrants to all holders of Common Share (and not to holders of Series "A"
   Preferred Shares) entitling them to subscribe for or purchase Common Shares at a price per share less than the Conversion Price at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock
   Outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the
   Common Stock Outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Corporation in full of all consideration payable upon exercise of such rights, options or warrants)
   would purchase at such Conversion Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

    Calculations. No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least $0.05 in such price; provided, however, that any adjustments that by reason of this subparagraph (iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made.
   Notwithstanding any other provisions of this Section 7, the Corporation shall not be required to make any adjustment of the Conversion Price for the issuance of any Common Shares pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the
   Corporation and the investment of additional optional amounts in Common
   Shares under such plan. All calculations under this Section 7 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this paragraph (e) to the contrary notwithstanding, the
   Corporation shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (e), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, reclassification or combination of shares, distribution of rights, options or warrants to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Corporation to its stockholders shall not be taxable or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

  Pro Rata Distribution. If the Corporation shall distribute to holders of its Common Shares any shares of capital stock of the Corporation or of any subsidiary (other than Common Shares) or evidence of its indebtedness or assets (excluding cash dividends or distributions paid out of current or accumulated earnings) or rights, options or warrants to subscribe for or purchase any of its securities (excluding rights, options and warrants to subscribe for or purchase Common Shares, which rights, options and warrants are referred to in and governed by subparagraph (e)(iii) above) (any of the foregoing being hereinafter in this subparagraph (f) called the "Securities"), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Shares as determined by the Board of
  Directors in good faith. In either case the adjustments shall be described in a statement provided to the holder of Class "A" Preferred Shares of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

  Stock Dividends and Stock Splits. If the Corporation shall after the Issue Date (A) pay a dividend or make a distribution payable in Common
  Shares on any class of shares of capital stock of the Corporation (excluding any Discounted Dividend Payment payable on the Series "A" Preferred Shares pursuant to Section 7 hereof), (B) subdivide its outstanding Common Shares into a greater number of shares, (C) combine its outstanding Common Shares into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Shares, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series "A" Preferred Share thereafter surrendered for conversion shall be entitled to receive the number of Common
  Shares that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Series "A"
  Preferred Shares been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (g) shall become effective immediately upon the opening of business on the day next following the record date in the case of a dividend or distribution and shall become effective immediately upon the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

  Fundamental Transaction. If the Corporation shall be a party to any transaction (including without limitation a merger, consolidation, statutory share exchange, self tender offer for all or substantially all
  Common Shares, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Shares and excluding any transaction as to which subparagraph (d)(i) of this Section 7 applies) (each of the foregoing being referred to herein as a "Fundamental Transaction"), in each case as a result of which Common Shares shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each Series "A" Preferred Share that is not converted into the right to receive stock, securities or other property in connection with such
  Fundamental Transaction shall thereafter be convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Fundamental
  Transaction by a holder of that number of Common Shares into which one Series
  "A" Preferred Share was convertible immediately prior to such Transaction, assuming such holder of Common Shares (i) is not a Person with which the
  Corporation consolidated into or which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent
  Person and (ii) failed to exercise his or her rights of the election, if any, as to the kind or amount of stock, securities and other property (including cash or any combination thereof) receivable upon such Fundamental Transaction
  (provided that if the kind or amount of stock, securities and other property
  (including cash or any combination thereof) receivable upon such Fundamental
  Transaction is not the same for each Common Share of the Corporation held immediately prior to such Fundamental Transaction by other than a Constituent
  Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this subparagraph (g) the kind and amount of stock, securities and other property (including cash or any combination thereof) receivable upon such Fundamental Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing
  Shares). The provisions of this subparagraph (h) shall similarly apply to successive Fundamental Transactions.

  Notice Requirement. If:

    the Corporation shall declare a dividend (or any other distribution) on the Common Shares (other than in cash out of current or retained earnings);
   or

    the Corporation shall authorize the granting to the holders of the Common
   Shares of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

    there shall be any reclassification of the Common Shares (other than an event to which subparagraph (d) (ii) of this Section 7 applies) or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or a statutory share exchange involving the conversion or exchange of Common Shares into securities or other property, or a self tender offer by the Corporation for all or substantially all of its outstanding Common Shares, or the sale or transfer of all or substantially all of the assets of the Corporation as an entirety and for which approval of any stockholders of the Corporation is required; or

  there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Corporation,

then the Corporation shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of the Series "A" Preferred Shares at their addresses as shown on the stock records of the Corporation, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 7.

  Notification of Transfer Agent. Whenever the Conversion Price is
  adjusted as herein provided, the Corporation shall promptly file with the
  Transfer Agent an officer's certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date of such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holders of each
  Series "A" Preferred Share at such holder's last address as shown on the stock records of the Corporation.

  Timing of Adjustment. In any case in which paragraph (d) of this
  Section 7 provides that an adjustment shall become effective on the day next following the record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any Series "A" Preferred
  Share converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction pursuant to paragraph
  (c) of this Section 7.

  Exceptions to Adjustment. There shall be no adjustment of the
  Conversion Price in case of the issuance of any shares of capital stock of the
  Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 7. If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section 7, only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value.

  Board Discretion. If the Corporation shall take any action affecting the Common Shares, other than action described in this Section 7, that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the Series "A" Preferred
  Shares, the Conversion Price for the Series "A" Preferred Shares may be
  adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors, in its sole discretion, may determine to be equitable in the circumstances.

  Adjustment to Share Reservation. The Corporation covenants that it will reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Shares, for the purpose of issuance upon conversion of the Series "A" Preferred Shares, that number of
  Common Shares required by any such increase in the Conversion Price. For purposes of this paragraph (n), such number of Common Shares shall be computed as if at the time of computation all such Series "A" Preferred Shares were held by a single holder. The Corporation further covenants that any Common
  Shares issued upon conversion of the Series "A" Preferred Shares shall be validly issued, fully paid and non-assessable. Before taking any action that would cause an adjustment reducing the Conversion Price below the then-par value of the Common Shares deliverable upon conversion of the Series "A"
  Preferred Shares, the Corporation shall take any corporate action that, in the opinion of its counsel,

may be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable Common Shares at such adjusted Conversion Price.
 The Corporation shall use its commercially reasonable best efforts to list the
 Common Shares required to be delivered upon conversion of the Series "A"
 Preferred Shares or payable as a dividend on the Series "A" Preferred Shares, prior to such delivery, upon each national securities exchange or automated quotation market, if any, upon which the outstanding Common Shares are listed or quoted at the time of such delivery. Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of, or the payment of a dividend on, the Series "A" Preferred Shares, the Corporation
 shall use its commercially reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof, by any governmental authority.

  Transfer Taxes. The Corporation shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares or other securities or property on conversion of the
  Series "A" Preferred Shares pursuant hereto; provided, however, that the
  Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of any Common Shares or other securities or property in a name other than that of the holder of the
  Series "A" Preferred Shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

Section 8. Mandatory Conversion at Option of the Corporation.

  Forced Conversion. On and after the "Mandatory Conversion Date"
  (as defined below) the Corporation shall have the option to cause the conversion of the Series "A" Preferred Shares, in whole or from time to time in part, into Common Shares. Any such conversion shall be subject to and effected in accordance with the provisions of Section 7 hereof (excluding
  Section 7(b)(iii)), to the extent applicable. "Mandatory Conversion Date"
  shall mean the last day of any period of twenty (20) consecutive Trading Days ending on or after the date the underlying shares are registered for resale with the Securities and Exchange Commission, in which the volume weighted average of the daily Current Market Price per Common Share equals or exceeds
  200% of the Conversion Price (as adjusted appropriately for stock splits, stock dividends and the similar events described in Section 7(g)). Any such determination shall be made by the Corporation and shall be evidenced by an officer's certificate setting forth the data supporting such determination, which certificate shall be conclusive evidence of such determination absent manifest error and filed with the Transfer Agent. If the Corporation exercises its right to cause the conversion of Series "A" Preferred Shares in whole or from time to time in part, it shall furnish notice thereof to the Transfer
  Agent and shall mail such notice to the holders of each outstanding Series "A"
  Preferred Share being converted at such holder's last address as shown on the stock records of the Corporation, together with a determination as to the number of Series "A" Preferred Shares to be converted and the Conversion Price with respect thereto; provided that to the extent the Corporation elects to cause less than all outstanding shares of Series "A" Preferred Shares to convert pursuant to this Section, the Corporation shall require holders to convert ratably based on their then-current holdings of the Series "A"
  Preferred Shares.

  Termination of Dividend Rights. Notwithstanding anything to the contrary herein, the right of any Series "A" Preferred Shareholder to exercise any right of conversion pursuant to Section 7 hereof shall terminate upon the exercise by the Corporation of its conversion right in respect of such shares pursuant to Section 8(a). Notice of conversion having been mailed as aforesaid, from and after the date of such notice (unless the Corporation shall fail to convert the Series "A" Preferred Shares in accordance with this
  Section 8), (i) except as expressly provided in Section 7 hereof, dividends on the Series "A" Preferred Shares so called for conversion shall cease to accrue, (ii) all rights of the holders of Series "A" Preferred Shares shall cease (except the right to receive the Common Shares issuable upon conversion and any dividends on the Series "A" Preferred Shares as provided in Section 7 hereof (excluding Section 7(b) (iii)) and (iii) such Series "A" Preferred
  Shares shall no longer be deemed to be outstanding.

Section 9. Mandatory Redemption.

  Holder Redemption Events. A "Redemption Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

  the "Maturity Date" of the Series "A" Preferred Shares having occurred, being five years from the Issue Date;

  the failure of the Registration Statement to be declared effective by the
  Securities and Exchange Commission on or prior to the 180th day after the
  Issue Date; provided, that if the Corporation has responded to all Commission comment letters on such registration statement within 10 days of receipt, then no Triggering Event shall be deemed to have occurred;

  the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Share to issue to such Holder upon a conversion hereunder;

  the Corporation provides written notice (or otherwise indicates) to any holder of Series "A" Preferred Shares, or states by way of public announcement distributed via a press release, at any time, of its intention not to issue, or otherwise refuses to issue, Common Shares to any holder of Series "A"
  Preferred Shares upon conversion in accordance with the terms of this
  Certificate of Designation;

  the Corporation or any subsidiary of the Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

  bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the
  Corporation or any subsidiary of the Corporation and if instituted against the
  Corporation or any subsidiary of the Corporation by a third party, shall not be dismissed within seventy-five (75) days of their initiation;

  the Corporation shall redeem more than a de minimis number of Junior
  Shares;

  a Change of Control Transaction; or

  the Common Shares shall fail to be listed or quoted for trading on a
  Trading Market for more than five (5) Trading Days, which need not be consecutive Trading Days.

  Redemption Notice. Upon the occurrence of any such Redemption
  Event other than clause 9(a)(i) (i.e., upon Maturity Date, in which case clause 9(c) shall apply), each holder of shares of Series "A" Preferred Shares shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a written notice to such effect (a "Redemption
  Notice") to the Corporation while such Redemption Event continues, to require the Corporation to purchase for cash any or all of the then outstanding shares of Series "A" Preferred Shares held by such holder for an amount per share equal to the Redemption Amount (as defined in subsection 9(d)
  below) in effect at the time of the redemption hereunder.  For the avoidance of doubt, the occurrence of any event described in clauses (iii),
  (iv), (vii), and (viii) above shall immediately constitute a Redemption Event and there shall be no cure period.  Upon the Corporation's receipt of any
  Redemption Notice hereunder (other than during the five trading day period following the Corporation's delivery of a Redemption Announcement (as defined below) to all of the holders in response to the Corporation's initial receipt of a Redemption Notice from a holder of Series "A" Preferred Shares), the
  Corporation shall immediately (and in any event within one business day following such receipt) deliver a written notice (a "Redemption
  Announcement") to all holders of Series "A" Preferred Shares stating the date upon which the Corporation received such Redemption Notice and the amount of Series "A" Preferred Shares covered thereby.  The Corporation shall not redeem any shares Series "A" Preferred Shares during the five trading day period following the delivery of a required Redemption Announcement hereunder.
  At any time and from time to time during such five trading day period, each holder of Series "A" Preferred Shares may request (either orally or in writing) information from the Corporation with respect to the instant redemption (including, but not limited to, the aggregate number of shares of
  Series "A" Preferred Shares covered by Redemption Notices received by the
  Corporation) and the Corporation shall furnish (either orally or in writing)
  as soon as practicable such requested information to such requesting holder.

  Mandatory Redemption. On the Maturity Date, the Corporation shall redeem all outstanding shares of Series "A" Preferred Shares, to the extent it has funds legally available therefore, at the redemption price of 120% of the
  Liquidation Preference thereof, plus an amount equal to the dividends unpaid thereon, if any, whether or not declared, to the redemption date.

  Redemption Amount. The "Redemption Amount" with respect to a share of Series "A" Preferred Shares (other than upon the Maturity Date)
  means an amount equal to the greater of:

(i)

V

x

M

=
     Redemption
Amount

C P

Or:
(ii)

V

x

R
=
Redemption Amount

  where:

  "V" means the Liquidated Preference plus all accrued but unpaid dividends thereon through the date of payment of the Redemption Amount;

  "CP" means the Conversion Price in effect as of the date of the
  Redemption Notice;

  "M" means the highest VWAP of Common Shares during the period beginning on the date on which the Corporation receives the Redemption Notice and ending on the date immediately preceding the date of payment of the
  Redemption Amount; and

  "R" means 120%

  Redemption Defaults. If the Corporation fails to pay any holder the Redemption Amount with respect to any share of Series "A" Preferred Shares within five business days after its receipt of a Redemption Notice, then the holder of Series "A" Preferred Shares entitled to redemption shall be entitled to interest on the price payable upon Redemption at a per annum rate equal to the lower of eighteen percent (18%) and the highest interest rate permitted by applicable law from the date on which the Corporation receives the Redemption
  Notice until the date of payment of the Redemption Amount hereunder. In the event the Corporation is not able to redeem all of the shares of Series "A"
  Preferred Shares subject to Redemption Notices delivered prior to the date upon which such redemption is to be effected, the Corporation shall redeem shares of Series "A" Preferred Shares from each holder pro rata, based on the total number of shares of Series "A" Preferred Shares outstanding at the time of redemption included by such holder in all Redemption Notices delivered prior to the date upon which such redemption is to be effected relative to the total number of shares of Series "A" Preferred Shares outstanding at the time of redemption included in all of the Redemption Notices delivered prior to the date upon which such redemption is to be effected.

Section 10. Permissible Distributions. In determining whether a distribution (other than upon liquidation, dissolution or winding up), whether by dividend, or upon redemption or other acquisition of shares or otherwise, is permitted under Delaware law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of any class or series of capital stock whose preferential rights upon dissolution are superior or prior to those receiving the distribution shall not be added to the
 Corporation's total liabilities.

Section 11. Ranking. All other class or series of shares of capital stock of the Corporation shall be deemed to rank junior to the Series "A"
 Preferred Shares, as to the payment of dividends and on the distribution of assets upon liquidation, dissolution or winding up, as the case may be. The
 Series "A" Preferred Shares shall rank in preference and priority to the holders of shares of such stock or series, and such stock or series shall not in either case rank prior to the Series "A" Preferred Shares.

Section 12. Voting. The holders of Series "A" Preferred Shares shall have the following voting rights:

  Subject to the provision for adjustment hereinafter set forth, each Series
  "A" Preferred Share shall entitle the holder thereof to one vote on an
  "as-converted" basis assuming conversion of the Series "A" Preferred Shares into Common Stock on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the
  Issue Date (i) declare any dividend on outstanding shares of Common Share payable in Common Shares, (ii) subdivide outstanding Common Shares or (iii)
  combine the outstanding Common Shares into a smaller number of shares, then in each such case the number of votes per share to which holders of Series "A"
  Preferred Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which shall be the number of Common Shares outstanding immediately after such event and the denominator of which shall be the number of Common Shares that were outstanding

 immediately prior to such event.

  Except as otherwise provided herein or by law, the holders of Series "A"
  Preferred Shares and the holders of Common Shares shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation, with the holders of the Series "A" Preferred Shares voting on an
  "as-converted" basis assuming conversion of the Series "A" Preferred Shares into Common Stock.

  The holders of Series "A" Preferred Shares, voting separately as a class, shall have the right to elect two Directors. The number of Directors shall not be increased or decreased beyond seven except as approved by a vote of the holders of Series "A" Preferred Stock as herein provided.

  So long as any shares of Series "A" Preferred Share are outstanding, the
  Corporation shall not, without the affirmative vote of the holders of the
  Series "A" Preferred Share then outstanding:

  increase or decrease the authorized number of shares of common or preferred stock of the Corporation;

  alter or change the rights, preferences or privileges of the Series "A"
  Preferred Shares, or increase the authorized number of shares of Series "A"
  Preferred Shares;

  alter or change the rights, preferences or privileges of any capital stock of the Corporation so as to affect adversely the Series "A" Preferred Shares;

  create or issue any securities senior to or Pari Passu to the
  Series "A" Preferred Shares;

  create (by reclassification or otherwise) any new class or series of shares of the Corporation;

  redeem any shares of common stock or preferred stock (other than pursuant to stock incentive agreements with service providers giving the Corporation the right to repurchase shares upon the termination of services);

  enter into any transaction which results in any merger, other corporate reorganization, sale of control, or any transaction in which all or substantially all of the assets of the Corporation are to be sold;

  amend or waive any provision of the Corporation's constating documents
  (Certificate of Incorporation, Articles, or Bylaws);

  increase or decrease the authorized size of the Corporation's board of directors;

  redeem, repurchase or otherwise acquire, or declare or pay any cash dividend or distribution on, any Junior Shares. Notwithstanding the foregoing, the Corporation shall, without the prior approval of the holders of the Series
  "A" Preferred Shares, be entitled to repurchase Junior Shares from employees of the Corporation in connection with employee compensation plans approved by the Corporation's Board of Directors;;

  take any action that results in borrowing in excess of the amount raised by the Corporation from the issuance of the Series "A" Preferred Shares without consent of the holders of the Series "A" Preferred Shares, which consent shall not be unreasonably withheld;

  increase the par value of the Common Shares;

  take any action that results in the creation of any lien or encumbrance on the assets of the Corporation (other than in favor of the holders of Series
  "A" Preferred Shares);

  change the Corporation's principal line of business;

  acquire directly or indirectly any other business or material assets, or sublicense or transfer any intellectual property of the Corporation without consent of the holder of the Series "A" Preferred Shares, which consent shall not be unreasonably withheld.

  To the extent that the vote of the holders of the Series "A" Preferred
  Shares, voting separately as a class or series, as applicable, is permitted or required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of the Series "A" Preferred Shares represented at a duly held meeting at which a quorum is present or by written consent of the Majority Holders
  (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class or series.

  If in connection with any Liquidation Event, the holders of the Series "A"
  Preferred Shares are entitled to vote to approve such Liquidation Event as a class, then the holders of such Series "A" Preferred Shares shall agree to vote their shares in favor of the Liquidation Event, conditioned on the receipt by all holders of Series "A" Preferred Shares of their respective
  Liquidation Preference, in full.

  Notwithstanding any other provision of this Section 12, in the event that it is determined by Nasdaq or any other securities regulator (after full process, including any appeal process available to the Corporation) that the voting provisions set forth in this Section 12 violate or conflict with Rule
  4351 of the National Association of Securities Dealers, Inc. ("NASD"),
  or any successor or similar rule, or the rules or regulations of any other securities exchange on which the Common Shares are then listed or traded, then the manner of voting and/or number of votes to which each share of Series "A"
  Preferred Share is entitled shall be modified and/or reduced to the extent required to comply with such rule.

  Except as set forth herein, holders of Series "A" Preferred Shares shall have no special voting rights and their consents shall not be required (except to the extent they are entitled to vote with holders of Common Shares as set forth herein) for taking any corporate action.

Section 13. Record Holders. The Corporation and the Transfer Agent may
 deem and treat the record holder of any Series "A" Preferred Shares as the true and lawful owner thereof for all purposes, and neither the Corporation nor the
 Transfer Agent shall be affected by any notice to the contrary.

Section 14. No Preemptive Rights. Except as may otherwise be required by law, the Series "A" Preferred Shares shall not have any powers, preferences and relative participating, optional or other special rights, other than those specifically and expressly set forth in this Certificate of Designation and in the Corporation's Certificate of Incorporation, as amended. The Series "A"
 Preferred Shares shall have no preemptive or subscription rights.

Section 15. Miscellaneous.

  Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the
  Transfer Agent with a copy to the Corporation to the attention of the Chief
  Executive Officer at its principal executive offices or such other address or facsimile number as the Corporation may specify for such purposes by notice to the holders of Series "A" Preferred Shares delivered in accordance with this
  Section. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each holder of Series "A" Preferred Shares at the facsimile telephone number or address of such holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the holder of Series "A" Preferred
  Shares. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

  No Pre-emptive Rights.  The holders of the Class "A" Preferred
  Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of shares, bonds, debentures or other securities of the Corporation now or in the future.

  Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the
  Corporation, which is absolute and unconditional, to pay the liquidated damages (if any) on, the shares of Series "A" Preferred Share at the time, place, and rate, and in the coin or currency, herein prescribed.

  Lost or Mutilated Series "A" Preferred Share Certificate. If a
  holder's Series "A" Preferred Share certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series "A" Preferred Share so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss,

 theft or
  destruction of such certificate, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Corporation.

  Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New
  York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein
  (including with respect to the enforcement of any of the Transaction
  Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of
  Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

  Waiver. Any waiver by the Corporation or the holder of Series "A"
  Preferred Shares of a breach of any provision of this Certificate of
  Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this
  Certificate of Designation. The failure of the Corporation or the holder of
  Series "A" Preferred Shares to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of
  Designation. Any waiver must be in writing.

  Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of
  Designation shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

  Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

  Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, Platinum Research Organization, Inc. caused this certificate to be signed by its Chief Executive Officer this ____ day of
 March , 2007.

PLATINUM RESEARCH ORGANIZATION, INC.

Per:

Cecelia Pineda

 Chief Executive Officer

ANNEX A

NOTICE OF ELECTION TO CONVERT

(To be Executed by the Registered Holder in order to Convert Shares of
 Series "A" Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series "A"
 Convertible Preferred Stock indicated below, into shares of common stock, par value $0.001 per share (the "Common Stock"), of Platinum Research Organization,
 Inc. (the "Corporation"), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion: _____________________________________________

Number of shares of Preferred Stock owned prior to Conversion:__________

Number of shares of Preferred Stock to be Converted:____________________

Stated Value of shares of Preferred Stock to be Converted:______________

Number of shares of Common Stock to be Issued: _________________________

Applicable Conversion Price:____________________________________________

Number of shares of Preferred Stock subsequent to Conversion:___________

HOLDER: ____________________________

By:___________________________________

Name: ________________________________

Title: _________________________________

 21 2

EXHIBIT "D"

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is entered into as of February ___, 2007 by and between Platinum Research Organization, Inc., a
 Nevada corporation (the "Company"), and Delaware Platinum Research
 Organization, Inc., a Delaware corporation ("Delaware Company").

WITNESSETH:

WHEREAS, Delaware Company is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, on the date of this Merger Agreement, Delaware Company has authority to issue 400,000,000 shares of Common Stock, par value $0.001 per share (the "Delaware Company Common Stock"), of which 1,000 shares are issued and outstanding and owned by the Company and 100,000,000 shares of
 Preferred Stock, par value $0.001 per share (the "Delaware Company Preferred
 Stock"), of which no shares are issued or outstanding;

WHEREAS, on the date of this Merger Agreement, the Company has authority to issue 400,000,000 shares of Common Stock (the "the Company Common Stock"), of which 32,500 shares are issued and outstanding, and 100,000,000 shares of
 Preferred Stock (the "the Company Preferred Stock"), of which 0 shares are issued and outstanding;

WHEREAS, the respective Boards of Directors for Delaware Company and the
 Company have determined that, for the purpose of effecting the reincorporation of the Company in the State of Delaware, it is advisable and to the advantage of said two corporations and their stockholders that the Company merge with and into Delaware Company upon the terms and conditions herein provided; and

WHEREAS, the respective Boards of Directors of Delaware Company and the
 Company have adopted and approved this Merger Agreement;

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Company and Delaware Company hereby agree to merge as follows:

1. Merger. The Company shall be merged with and into Delaware
 Company, and Delaware Company shall survive the merger ("Merger"), effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the "Effective Date").

2. Governing Documents. The Certificate of Incorporation of Delaware
 Company shall continue to be the Certificate of Incorporation of Delaware
 Company as the surviving Corporation. Article FIRST of the Restated Certificate
 of Incorporation of Delaware Company shall be amended to read as follows:

FIRST: The name of the Corporation is PLATINUM RESEARCH ORGANIZATION, INC.

The Bylaws of Delaware Company, in effect on the Effective Date, shall continue to be the Bylaws of Delaware Company as the surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws.

3. Directors and Officers. The directors and officers of the Company shall become the directors and officers of Delaware Company upon the Effective
 Date and any committee of the Board of Directors of the Company shall become the members of such committees for Delaware Company.

4. Succession. On the Effective Date, Delaware Company shall succeed to the Company in the manner of and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

5. Further Assurances. From time to time, as and when required by
 Delaware Company or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in Delaware Company the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes of this
 Merger Agreement and the officers and directors of Delaware Company are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6. Stock of the Company.

  Common Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of the
  Company Common Stock outstanding immediately prior thereto shall be changed and converted into one (1) fully paid and nonassessable share of Delaware
  Company Common Stock.

  Preferred Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of each series of the Company Preferred Stock outstanding immediately prior thereto shall be changed and converted into one (1) fully paid and nonassessable share of Delaware Company Preferred Stock of an equivalent series.

7. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the
 Company stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Company stock into which the shares of the
 Company stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Delaware Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Delaware Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Company stock evidenced by such outstanding certificate as above provided.

8. Options, Warrants and All Other Rights to Purchase Stock. Upon the
 Effective Date, each outstanding option, warrant or other right to purchase shares of the Company stock, including those options granted under the
 Company's Incentive Plan (the "Plan") of the Company, shall be converted into and become an option, warrant, or right to purchase the same number of shares of Delaware Company stock, at a price per share equal to the exercise price of the option, warrant or right to purchase the Company stock and upon the same terms and subject to the same conditions as set forth in the Plan and other agreements entered into by the Company pertaining to such options, warrants, or rights. A number of shares of Delaware Company stock shall be reserved for purposes of such options, warrants, and rights equal to the number of shares of the Company stock so reserved as of the Effective Date. As of the
 Effective Date, Delaware Company shall assume all obligations of the Company under agreements pertaining to such options, warrants, and rights, including the Plan, and the outstanding options, warrants, or other rights, or portions thereof, granted pursuant thereto.

9. Other Employee Benefit Plans. As of the Effective Date, Delaware
 Company hereby assumes all obligations of the Company under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

10. Outstanding Common Stock of Delaware Company. Forthwith upon the
 Effective Date, the one thousand (1,000) shares of Delaware Company Common
 Stock presently issued and outstanding in the name of the Company shall be canceled and retired and resume the status of authorized and unissued shares of
 Delaware Company Common Stock, and no shares of Delaware Company Common Stock or other securities of Delaware Company shall be issued in respect thereof.

11. Amendment. At any time before or after approval and adoption by the stockholders of the Company, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of
 Directors of Delaware Company and the Company, to the extent legally permitted, to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this
 Merger Agreement.

12. Abandonment. At any time before the Effective Date, this Merger
 Agreement may be terminated and the Merger may be abandoned by the Board of
 Directors of either the Company or Delaware Company or both, notwithstanding approval of this Merger Agreement by the sole stockholder of Delaware Company and the stockholders of the Company.

13. Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the Board of Directors of the Company and Delaware Company, is
 hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

DELAWARE PLATINUM RESEARCH ORGANIZATION, INC.,

 a Delaware corporation

/s/ Cecelia Pineda

By:_______________________________

 Cecelia Pineda, President

PLATINUM RESEARCH ORGANIZATION, INC.,

 a Nevada corporation

/s/ Cecelia Pineda

By: ________________________________

 Cecelia Pineda, President

EXHIBIT "E"

 PLATINUM RESEARCH ORGANIZATION, INC.

 STOCK INCENTIVE PLAN

On _________________, 2007, the Board of Directors of Platinum Research
 Organization, Inc. adopted, subject to shareholder approval, the Platinum
 Research Organization, Inc. Incentive Plan, the terms of which are as follows:

SECTION 1. PURPOSE OF THIS PLAN

1.1 Eligible Award Recipients. The persons eligible to
 receive Awards under the Platinum Research Organization, Inc. Stock Incentive
 Plan (the "Plan") are the Employees, Consultants and Directors who are
 responsible for or contribute to the management, growth and success of Platinum
 Research Organization, Inc. (the "Company") and its Affiliates.

1.2 General Purpose. The Company desires, by means of the
 Plan, to retain and attract Employees, Directors and Consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such Persons to participate in the long-term success and growth of the
 Company by giving them a proprietary interest in the Company through the granting of the following Awards: (i) Incentive Stock Options, (ii)
 Non-Qualified Stock Options, (iii) Restricted Shares and (iv) Stock
 Appreciation Rights.

SECTION 2. DEFINITIONS

As used in this Plan, the following terms shall have the meanings set forth below unless the context requires otherwise:

2.1 "Affiliate" shall mean any Parent Corporation or
 Subsidiary Corporation, whether now existing or hereafter established.

2.2 "Award" shall mean the grant of a Stock Option, a
 Restricted Share or a Stock Appreciation Right pursuant to this Plan.

2.3 "Award Agreement" shall mean the written agreement
 evidencing the terms and conditions of a grant of one or more Awards under this
 Plan to an Eligible Individual. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.4 "Award Date" shall mean the date on which an Award is
 granted to an Eligible Individual.

2.5 "Award Term" shall mean the maximum period during which
 a Participant may exercise, purchase, or otherwise benefit from an Award granted under this Plan.

2.6 "Board" shall mean the Board of Directors of the
 Company, as the same may be constituted from time to time.

2.7 "Cause" shall mean the occurrence of one or more of the
 following events, except as otherwise provided in the Award Agreement: the commission of fraud against the Company by the Participant, or the misappropriation, theft or embezzlement of the Company's assets by the
 Participant, or the performance by the Participant of illegal or fraudulent acts, criminal conduct, or willful misconduct materially injurious to the business of the Company; provided, however, that with respect to a Participant who is a party to a written employment or consulting agreement with the Company, which agreement contains a definition of "for cause" or
 "cause" (or words of like import) for purposes of termination of employment or engagement thereunder by the Company, the term "Cause" means "for cause" or
 "cause" as defined in the most recent of such agreements then in effect. The determination of a Participant's termination for "Cause" shall be made in the sole and absolute discretion of the Plan Administrator.

2.8 "Change in Control" shall mean the occurrence of any one of the following events:

(a) a sale, transfer or other conveyance of all or substantially all of the assets of the Company on a consolidated basis;

(b) the acquisition of beneficial ownership (as such term is defined in
   Rule 13d-3 promulgated under the Exchange Act) by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), directly or indirectly, of securities representing 50% or more of the total number of votes that may be cast for the election of Directors of the Company; or

(c) the failure at any annual or special meeting of the Company's stockholders held during the three-year period following a "solicitation in opposition" as defined in Rule 14a-6 promulgated under the Exchange Act, of a majority of the persons nominated by the Company in the proxy material mailed to shareholders by the management of the Company to win election to seats on the Board (such majority calculated based upon the total number of persons nominated by the Company failing to win election to seats on the Board divided by the total number of Board members of the Board as of the beginning of such three year period), excluding only those who die, retire voluntarily, are disabled or are otherwise disqualified in the interim between their nomination and the date of the meeting.

2.9 "Code" shall mean the Internal Revenue Code of 1986, as
 amended from time to time (or any successor to such legislation).

2.10 "Committee" shall mean a committee of persons
 designated by the Board or, if none have been designated, the Board; provided, however, that in the event the Committee is not comprised solely of Outside
 Directors, then, with respect to any Performance-Based Award granted under this
 Plan to a Covered Employee, the Committee shall mean the two or more Outside
 Directors appointed by the Board to administer the Plan with respect to such
 Award.

2.11 "Common Stock" shall mean the authorized shares of
 common stock of the Company, no par value, as may be adjusted by the Board from time to time. Any adjustment to the par value of a share shall be incorporated herein without any need to otherwise amend the Plan.

2.12 "Company" shall mean Platinum Research Organization,
 Inc., a corporation organized under the laws of the State of Nevada, and any successor thereto.

2.13 "Consultant" shall mean any Person, including an
 advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement;
 or (ii) who is a member of the board of directors of an
 Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as a Director or
 Directors who are merely paid a director's fee by the Company for their services as a Director.

2.14 "Continuous Service" shall mean that the
 Participant's service with the Company or an Affiliate, whether as an Employee,
 Consultant or Director, is not interrupted or terminated. Participant's
 Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which Participant renders such service, provided that there is no interruption or termination of Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an
 Affiliate or a Director will not constitute an interruption of Continuous
 Service. Notwithstanding the foregoing, with respect to an Incentive Stock
 Option, an Employee's Continuous Service shall be deemed to have terminated in the event of a change in capacity from an Employee to a Consultant or non-Employee Director. The Plan Administrator shall determine, in its sole discretion, whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

2.15 "Covered Employee" shall mean the chief executive
 officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the
 Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.16 "Director" shall mean a member of the Board, whether an
 Employee, former Employee, Outside Director or other non-Employee member.

2.17 "Disability" shall mean the Participant's permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months. The determination of a Participant's "Disability" shall be made in the sole and absolute discretion of the Plan Administrator.

2.18 "Effective Date" shall mean the date on which the
 shareholders approved the Plan.

2.19 "Eligible Individual" shall mean an Employee,
 Consultant or Director eligible to receive an Award under Section 5 of this Plan.

2.20 "Employee" shall mean, for purposes of this Plan, a
 common-law employee of the Company or any Affiliate. Mere service as a Director or payment of a director's fee by the Company or any Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

2.21 "Exchange Act" shall mean the Securities Exchange Act
 of 1934, as amended from time to time (or any successor to such legislation).

2.22 "Exercise Agreement" shall mean the written agreement
 delivered by Participant to the Plan Administrator to evidence such
 Participant's exercise of rights provided under the applicable Award Agreement.

2.23 "Exercise Date" shall mean the date set out in the
 Exercise Agreement on which Participant exercises those rights provided under the applicable Award Agreement.

2.24 "Exercise Price" shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to
 be remitted upon exercise of an Award.

2.25 "Expiration Date" shall mean the date that is ten (10)
 years from the Effective Date, or, in the event the Plan is subsequently amended to make any change described in clause (iii) of subsection 13.1, the date that is ten (10) years from the date on which such amendment is approved by the Board, or if later, the date on which such amendment is approved by the shareholders of the Company.

2.26 "Fair Market Value" shall mean, with respect to each
 Share,

(a) If the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National
   Market, the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the last market trading date immediately prior to the date of determination, as reported in
   The Wall Street Journal or such other source as the Plan Administrator, in its sole and absolute discretion, deems reliable;

  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean of the high bid and low asked prices for the Common Stock on the last market trading day immediately prior to the date of determination; or

  In the absence of an established market for the Common Stock, the value established, in good faith, by the Board as of the determination date in accordance with the applicable regulations and guidance promulgated under
     Section 409A of the Code (or any successor provision thereto) and published in the Internal Revenue Bulletin.

2.27 "Incentive Stock Option" shall mean any option to
 purchase Shares awarded pursuant to Section 6 of this Plan that qualifies as an "incentive stock option" pursuant to Section 422 of the Code
 (or any successor provision thereto).

2.28 "Non-Qualified Stock Option" shall mean any option to
 purchase Shares awarded pursuant to Section 6 of this Plan that does not qualify as an Incentive Stock Option (including, without limitation, any option to purchase Shares originally designated, or intended to qualify, as an
 Incentive Stock Option but that does not, for any reason whatsoever, qualify as an Incentive Stock Option).

2.29 "Outside Director" shall have the meaning set forth in
 Section 162(m) of the Code (or any successor provision thereto).

2.30 "Parent Corporation" shall mean any entity (other than
 the Company) in an unbroken chain of entities ending with the Company, provided each entity in the unbroken chain (other than the Company) owns, at the time of the determination, ownership interests possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain; provided, however, that with respect to an
 Award of an Incentive Stock Option, the term "Parent Corporation" shall refer solely to an entity that is taxed under Federal income tax laws as a corporation.

2.31 "Participant" shall mean any Eligible Individual who
 has been granted and holds an Award granted pursuant to this Plan.

2.32 "Performance-Based Award" shall mean an Award the
 benefit of which is paid solely on account of the attainment (as certified in writing by the Committee) of one or more objective performance goals, which are established by the Committee and approved by the shareholders of the Company in accordance with the requirements prescribed in Section 162(m) of the Code (or any successor provision thereto).

2.33 "Person" shall mean an individual, partnership, joint
 venture, corporation, limited liability company, trust, estate or other entity or organization.

2.34 "Plan" shall mean Platinum Research Organization, Inc.
 Stock Incentive Plan, as amended from time to time.

2.35 "Plan Administrator" shall mean the Committee appointed by the Board to administer the Plan pursuant to subsection 3.1 hereof or, if no Committee has been appointed or is then serving, the Board.

2.36 "Plan Year" shall mean the period commencing on the
 first day of the Company's taxable year and ending on the last day therewith, inclusive of both dates.

2.37 "Purchase Price" shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to
 be remitted upon grant of an Award of Restricted Shares.

2.38 "Restricted Shares" shall mean any Shares granted
 pursuant to Section 7 of this Plan that are subject to transferability restrictions and a substantial risk of forfeiture.

2.39 "Restriction Period" shall mean the period during which
 Restricted Shares issued pursuant to Section 7 hereof are subject to transferability restrictions and a substantial risk of forfeiture.

2.40 "Securities Act" shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

2.41 "Shares" shall mean shares of the Common Stock and any
 shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

2.42 "Stock Appreciation Right" shall mean any Award granted pursuant to Section 8 of this Plan for the right to receive cash or
 Shares with a Fair Market Value equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the
 Exercise Date over the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Award Date.

2.43 "Stock Option" shall mean any Incentive Stock Option or
 Non-Qualified Stock Option.

2.44 "Subsidiary Corporation" shall mean any entity (other
 than the Company) in an unbroken chain of entities beginning with the Company, provided each entity (other than the last entity) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain; provided, however, that with respect to an
 Award of an Incentive Stock Option, the term "Subsidiary Corporation" shall refer solely to an entity that is taxed under Federal income tax laws as a corporation.

2.45 "Ten Percent Shareholder" shall mean an individual who, at the time a Stock Option is granted pursuant to Section 6 hereof, owns
 (or is deemed to own pursuant to Section 424(d) of the Code, or any successor provision thereto) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

2.46 "Termination Date" shall mean the date on which
 Participant's Continuous Service with the Company (or any Affiliate) terminates due to death, Disability, voluntary termination, with or without Cause, or otherwise.

SECTION 3. ADMINISTRATION OF THE PLAN

3.1 Administration of Plan. The Plan shall be
 administered by the Plan Administrator. If the Board has delegated its authority to administer the Plan to a Committee, the Committee shall be comprised of two or more members of the Board. In the event of a vacancy, the
 Board shall appoint another of its members to serve. All members of the
 Committee will serve at the pleasure of the Board and shall be authorized to act with respect to all matters relating to the administration of the Plan. The
 Committee will act by a majority of its members (or by unanimous vote if the
 Committee is comprised of two (2) members). To the extent a Committee appointed hereunder shall cease or no longer be authorized to act hereunder, the functions delegated to the Committee shall revert to the Board.

3.2 Powers of the Plan Administrator. The Plan
 Administrator shall have the power, in its sole and absolute discretion, but subject to and within the limitations of, the express provisions of the Plan:

(a) To determine from time to time which Eligible
   Individuals shall be granted Awards under the Plan, provided that any Award granted to a member of the Committee shall be subject to the approval or ratification of the Board;

(b) To determine when and how each Award shall be granted;
   what type or combination of types of Awards shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when an Award may be exercised; the number of Shares with respect to which an Award shall be granted to each such Person; the Exercise Price or the Purchase Price for Shares under an Award; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award and any restrictions on Shares acquired pursuant to an Award; and any other terms and conditions of an Award that the Plan Administrator deems appropriate and as are not inconsistent with the terms of the Plan;

(c) To determine whether, to what extent, and under what
   circumstances, to allow alternative payment options to exercise Awards, or pay withholding taxes imposed upon the grant, exercise or vesting of any
   Award, and the terms and conditions of such payment options;

(d) To rely upon Employees of the Company for such
   clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

(e) To accelerate or defer (with the consent of the
   subject Participant) the vesting of any rights under an Award;

(f) To establish, amend and revoke such rules and
   regulations as it may deem appropriate for the conduct of meetings and the proper administration of the Plan;

(g) To delegate to one or more Persons the right to act on
   its behalf in such matters as authorized by the Plan Administrator;

(h) To construe and interpret the Plan and Award
   Agreements issued hereunder;

(i) To amend the Plan or an Award Agreement to the extent
   provided under Section 13 hereof. The Plan Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and

(j) To take any and all other actions that are deemed
   necessary or advisable by the Plan Administrator for the administration of the Plan.

3.3 Effect of Plan Administrator's Decision. All
 determinations, interpretations and constructions made by the Plan
 Administrator in good faith shall not be subject to review by any Person and shall be final, binding and conclusive on all Persons. Any member of the
 Committee or the Board acting as Plan Administrator, and any officer or
 Employee of the Company or any Affiliate acting at the direction of the Plan
 Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent provided in subsection 14.6 hereof, be fully indemnified by the Company with respect to any such action or determination.

SECTION 4. SHARES SUBJECT TO PLAN AND RELATED ADJUSTMENTS

4.1 Share Reserve. Except as otherwise provided in this
 Section 4, the maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan shall not exceed 34,166,667; provided, however, that the maximum number of Shares that may be issued upon exercise of
 Incentive Stock Options granted pursuant to this Plan shall not exceed
 34,166,667 Shares. The Shares issued pursuant to this Plan may be authorized but unissued Shares or may be Shares acquired by the Company, including shares purchased by the Company on the open market for purposes of the Plan.

4.2 Maximum Award to Eligible Individual. The maximum
 number of Shares with respect to which Awards may be granted to an Eligible
 Individual during any Plan Year shall not exceed 34,166,667. For purposes of this subsection 4.2, an Award that has been granted to an Eligible
 Individual during the Plan Year, but which is subsequently cancelled (including as the result of a repricing) will be counted against the maximum number of
 Shares with respect to which Awards may be granted to such Eligible Individual.

4.3 Cancellation, Expiration, or Forfeiture of Award. To
 the extent that any Award granted pursuant to this Plan shall, on and after the
 Effective Date hereof, be forfeited, expire or be cancelled, in whole or in part, then the number of Shares subject to the Plan, as provided in subsection 4.1, shall be increased by the portion of such Awards so forfeited, expired or cancelled and such forfeited, expired or cancelled Shares may again be awarded pursuant to the provisions of this Plan.

4.4 Payment in Shares. If Shares are permitted to be
 delivered to the Company in full or partial payment of the Exercise Price,
 Purchase Price or the applicable withholding taxes imposed on any Award granted pursuant to this Plan, then the number of Shares available for future Awards granted pursuant to this Plan shall be reduced only by the net number of Shares issued under the applicable Award.

4.5 Repurchases of Shares. If Shares issued in
 connection with any Award granted pursuant to this Plan shall, on and after the
 Effective Date, be repurchased by the Company, in whole or in part, then the number of Shares subject to the Plan pursuant to subsection 4.1 shall be increased by the portion of the Shares repurchased by the Company and such repurchased Shares may again be awarded pursuant to the provisions of this
 Plan.

4.6 Issuance of Share Certificates. Prior to the
 issuance of Common Stock hereunder, whether upon grant, exercise, or purchase under the applicable Award, Participant shall submit the consideration, if any, required under the applicable Award Agreement; payment or other provision for any applicable tax withholding obligations; and all documents to be executed and delivered by Participant in accordance with the provisions of this Plan and the applicable Award Agreement or as may otherwise be required by the Company or the Plan Administrator, including, without limitation, with respect to
 Restricted Shares, a stock power, endorsed in blank, relating to the Shares covered by such Award. The Company will evidence the issuance of Shares hereunder by any means appropriate, including, without limitation, book-entry registration or issuance of a duly executed Share certificate in the name of
 Participant, provided that stock certificates evidencing Restricted Shares granted pursuant to this Plan shall be held in the custody of the Company or its duly authorized delegate until the restrictions thereon have lapsed. If certificates are issued, a separate certificate or certificates will be issued for Shares issued in connection with each type of Award granted to the
 Participant and, to the extent applicable, shall include a legend giving appropriate notice of the restrictions on the Shares.

SECTION 5. ELIGIBILITY

5.1 Individuals Eligible to Participate. The Plan
 Administrator shall determine, within the limitations of the Plan, the Eligible
 Individuals to whom Awards are to be granted. In making such determination, as well as the determination of the terms of such Award, the Plan Administrator may consider the position and responsibilities of the Eligible Individual, the importance of such individual to the Company, the duties of such individual, the past, present and potential contributions of such individual to the growth and success of the Company and such other factors as the Plan Administrator may deem relevant in connection with accomplishing the purposes of this Plan.

5.2 Evidence of Participation. Each Award granted to an
 Eligible Individual shall be evidenced by an Award Agreement, in such form as prescribed by the Plan Administrator and containing such terms and provisions as are not inconsistent with this Plan. The provisions of separate Award
 Agreements need not be identical, but each Award Agreement shall include
 (through incorporation of the provisions hereof by reference in the Award
 Agreement or otherwise) the substance of the terms of the Plan. Each
 Award will be deemed to have been granted as of the date on which the Plan
 Administrator has completed the action declaring the Award, which date shall be specified by the Plan Administrator in the applicable Award Agreement, notwithstanding any delay which may elapse in executing and delivering such
 Award Agreement.

SECTION 6. STOCK OPTIONS

6.1 Grant of Stock Options. The Plan Administrator may,
 in its sole and absolute discretion, grant Stock Options, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible
 Individual; provided, however, that Incentive Stock Options may only be granted to Employees and, provided further, that no Stock Option shall be issued in "tandem" with a Stock Appreciation Right if such issuance would result in a "deferral of compensation" under Section 409A of the Code.
 Each Eligible Individual so selected shall be offered a Stock Option to purchase the number of Shares determined by the Plan Administrator. The Plan
 Administrator shall specify in the Award Agreement the number of Shares subject to the Award, whether such Stock Option is an Incentive Stock Option or
 Non-Qualified Stock Option, and such other terms or conditions as the Plan
 Administrator shall, in its sole and absolute discretion, determine appropriate and which are not inconsistent with the terms of the Plan.

6.2 Award Term. No Stock Option shall be exercisable
 after the expiration of the Award Term determined by the Plan Administrator and set out in Participant's Award Agreement. Notwithstanding any provision to the contrary, the Award Term of any Incentive Stock Option granted under this Plan shall not exceed ten (10) years from the Award Date, or, in the case of an
 Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years from the Award Date.

6.3 Exercise Price. The Exercise Price of each Stock
 Option granted under this Section 6 shall be established by the Plan
 Administrator or shall be determined by a method established by the Plan
 Administrator as of the Award Date. Notwithstanding the foregoing, the Exercise
 Price of any Stock Option shall not be less than 100% of the Fair Market Value of a Share on the Award Date (or if greater, the par value of such Common
 Stock) or, in the case of an Incentive Stock Option granted to a Ten Percent
 Shareholder, 110% of the Fair Market Value of a Share on the Award Date.

6.4 Vesting of Stock Options. Except as may otherwise be
 provided in an Award Agreement, each Stock Option granted pursuant to this Plan may only be exercised to the extent that Participant is vested in such Stock
 Option. Except as otherwise provided under subsection 12.2 herein, each
 Stock Option shall vest separately in accordance with the vesting schedule determined by the Plan Administrator and set out in the applicable Award
 Agreement. Notwithstanding the foregoing, the Plan Administrator may accelerate the vesting schedule of any outstanding Stock Option to the extent the Plan
 Administrator determines, in its sole and absolute discretion, that such acceleration is not inconsistent with the purposes of this Plan.

6.5 Time and Manner of Exercise. Except to the extent
 otherwise provided in the applicable Award Agreement, each vested Stock Option may be exercised, in whole or in part, by submitting to the Plan Administrator an Exercise Agreement in the form prescribed by the Plan Administrator and duly executed by Participant (or, following Participant's Disability or death, his legal representative, estate or heirs, as the case may be). Except as otherwise permitted by the Plan Administrator and expressly provided in the applicable
 Award Agreement, the Exercise Price and applicable tax withholding shall be paid in full at the time of exercise in a manner permitted under Section 9 herein.

(a) Termination of Continuous Service. Unless
   otherwise provided in the applicable Award Agreement, in the event
   Participant's Continuous Service terminates for any reason (other than upon such Participant's death or Disability, or for Cause), such Participant may thereafter exercise the vested portion of his Stock Option (to the extent that such Participant was entitled to exercise such Stock Option as of the
   Termination Date) but only within such period of time ending on the earlier of (i) the date ninety (90) days following such Participant's Termination
   Date or (ii) the expiration of the Award Term under subsection 6.2.
   If, after termination, such Participant does not exercise Participant's Stock
   Option within the time specified herein, the Stock Option shall terminate and will no longer be exercisable.

(b) Death of Participant. Unless otherwise provided in
   the applicable Award Agreement, in the event Participant's Continuous Service terminates by reason of such Participant's death (or in the event such
   Participant dies within ninety (90) days following such Participant's
   Termination Date), such Participant's estate or heirs may thereafter exercise such Participant's Stock Option (to the extent that such Participant was entitled to exercise such Stock Option as of the Termination Date) but only within such period of time ending on the earlier of (i) the first anniversary of such Participant's death or (ii) the expiration of the Award Term under subsection 6.2. If, after such Participant's death, Participant's estate or heirs have not exercised Participant's Stock Option within the time specified herein, the Stock Option shall terminate and will no longer be exercisable.

(c) Disability of Participant. Unless otherwise
   provided in the applicable Award Agreement, in the event Participant's
   Continuous Service terminates by reason of such Participant's Disability, such Participant, or his legal representative, may thereafter exercise
   Participant's Stock Option (to the extent that such Participant was entitled to exercise such Stock Option as of the Termination Date) but only within such period of time ending on the earlier of (i) the first anniversary of such Participant's Termination Date or (ii) the expiration of the Award Term under subsection 6.2. If, after termination, such Participant or his legal representative has not exercised Participant's Stock Option within the time specified herein, the Stock Option shall terminate and will no longer be exercisable.

(d) Termination For Cause. Unless otherwise provided
   in the applicable Award Agreement, in the event Participant's Continuous
   Service terminates for Cause, all Stock Options held by such Participant, whether or not vested, shall immediately terminate and will no longer be exercisable.

(e) Discretion of Plan Administrator. The Plan
   Administrator shall have the sole discretion, exercisable at any time, to extend the time during which a Stock Option is to remain exercisable following Participant's Termination Date from the period otherwise in effect for that Stock Option and set forth in the Award Agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that the period in which the Stock Option is exercisable shall not be extended to a date beyond the later of (i) the 15th day of the third month following the last date on which Participant would otherwise have been entitled to exercise

 the Stock Option under this subsection 6.5,
   (ii) December 31st of the calendar year that includes the last date on which Participant would otherwise have been entitled to exercise the
   Stock Option under this subsection 6.5, or (iii) thirty (30) days following the date on which the exercise of the Stock Option would no longer violate applicable securities laws. If the Plan Administrator extends the time during which an Incentive Stock Option will remain exercisable, then such extension shall be treated as the grant of a new Option as of the date of the extension.

(f) Payment In Lieu of Exercise. Notwithstanding any
   provision to the contrary herein, Participant (or, following Participant's
   Disability or death, his legal representative, estate or heirs, as the case may be) may make a written request to the Plan Administrator to receive a cash payment in lieu of the issuance of Shares upon exercise of any one or more Stock Options. Following receipt of Participant's written request, the
   Plan Administrator shall determine, in its sole and absolute discretion, whether and under what conditions such cash payment may be made to
   Participant. Any cash payment made pursuant to this paragraph (f)
   shall be made in such manner as the Plan Administrator may deem appropriate and shall be equal to the Fair Market Value of the Shares that would otherwise have been issued under the applicable Stock Option(s), less the aggregate Exercise Price and less applicable tax withholding. Notwithstanding the foregoing, the Plan Administrator shall have no obligation to make any cash payment requested under this paragraph (f) and a cash payment made hereunder shall not entitle another Participant to uniform treatment. A
   Participant whose request for a cash payment is denied may exercise his Stock
   Option and receive Shares at the time and in the manner specified in the applicable Award Agreement.

(g) Lapsed and Cancelled Stock Options. Nothing
   contained in this Plan will be deemed to extend the term of a Stock Option or to revive any Stock Option that has previously lapsed or been cancelled, terminated or surrendered.

6.6 Transferability of Option.

(a) Rights to Transfer. A Stock Option shall be
   transferable to the extent provided in the Award Agreement; provided, however, that an Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of Participant only by Participant. If the Award
   Agreement does not provide for transferability, then the Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of Participant only by Participant.

(b) Evidence of Rights. The transferee of a Stock
   Option shall not be permitted to exercise the Stock Option unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

6.7 Qualification of Incentive Stock Options.

(a) Shareholder Approval of Plan. To the extent
   shareholder approval of this Plan is required by Section 422 of the Code, no
   Eligible Individual shall be granted an Incentive Stock Option unless this
   Plan is approved by the shareholders of the Company within twelve (12) months before or after the date this Plan is adopted (or, if applicable, amended pursuant to clause (iii) of subsection 13.1) by the Board.

(b) Fair Market Value Restrictions. To the extent that
   the aggregate Fair Market Value (determined on the Award Date) of Common
   Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars
   ($100,000), the Stock Options or portions thereof that exceed such limit
   (according to the order in which they were granted) shall be treated as
   Non-Qualified Stock Options.

(c) Termination of Authority to Issue Incentive Stock
   Options. Notwithstanding any provision of this Plan to the contrary, no
   Incentive Stock Option shall be granted to any Employee after the Expiration
   Date.

(d) Qualification of Incentive Stock Option. To the
   extent that a Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the stockholders of the Company to timely approve the Plan, or the time or manner of its exercise or otherwise) such Stock Option or the portion thereof that does not qualify as an Incentive Stock Option shall be deemed to constitute a Non-Qualified Stock Option under this Plan.

(e) Failure to Qualify. Notwithstanding any provision
   herein to the contrary, none of the Plan Administrator, the Company, any
   Affiliates, or the Directors, officers or Employees of the foregoing, shall have any liability to any Participant or any other Person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time.

SECTION 7. RESTRICTED SHARES

7.1 Grants of Restricted Shares. The Plan Administrator may,
 in its sole and absolute discretion, grant Restricted Shares, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible
 Individual. Each Eligible Individual granted Restricted Shares shall execute an
 Award Agreement setting forth the terms and conditions of such Restricted
 Shares, including, without limitation, the Purchase Price, if any, the
 Restriction Period, and conditions of forfeitability, whether based on performance standards, period of service or otherwise.

7.2 Payment for Restricted Shares. Upon Participant's
 acceptance of an applicable Award Agreement for Restricted Shares, Participant
 shall pay to the Company the Purchase Price, if any, for the Restricted Shares.
 Such Purchase Price may be paid in any manner permitted under Section 9 herein and set forth in the applicable Award Agreement. The Purchase Price, if any, shall be determined by the Plan Administrator, in its sole and absolute discretion, and set forth in the applicable Award Agreement.

7.3 Terms of Restricted Shares.

(a) Forfeiture of Restricted Shares. Subject to
   subsection 7.3(b) herein, and except as otherwise provided in the applicable Award Agreement, all Restricted Shares shall be forfeited and returned to the Company and all rights of Participant with respect to such
   Restricted Shares shall terminate unless Participant satisfies the requirements of the Award Agreement, which may include requirements for continuation of service, performance, and such other terms and conditions as the Plan Administrator, in its sole and absolute discretion, shall determine applicable with respect to the Restricted Shares.

(b) Waiver of Forfeiture Period. Notwithstanding
   anything contained in this Section 7 to the contrary, the Plan
   Administrator may, in its sole and absolute discretion, waive the Restriction
   Period and any other conditions set forth in the applicable Award Agreement under appropriate circumstances (which may include the death or Disability of
   Participant, or a material change in circumstances arising after the Award
   Date) and impose such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Plan Administrator shall deem appropriate.

7.4 Transferability of Restricted Shares

(a) Rights to Transfer. An Award of Restricted Shares
   shall be transferable to the extent provided in the Award Agreement. If the
   Award Agreement does not provide for transferability, then the Restricted
   Shares shall not be transferable except by will or by the laws of descent and distribution.

(b) Evidence of Rights. The transferee of an Award of
   Restricted Shares shall not be evidenced on the books and records of the
   Company unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

SECTION 8. STOCK APPRECIATION RIGHTS

8.1 Grant of Stock Appreciation Rights. The Plan
 Administrator may, in its sole and absolute discretion, grant Stock
 Appreciation Rights, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Individual; provided, however, that no
 Stock Appreciation Right shall be issued alone, in addition to, or in "tandem"
 with any other Award if such issuance would result in a "deferral of compensation" under Section 409A of the Code. Each Eligible Individual so selected shall be offered a Stock Appreciation Right to receive cash or Shares with a Fair Market Value equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the
 Exercise Date over the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Award Date. The Plan
 Administrator shall specify in the Award Agreement the number of Shares subject to the Award and any conditions and restrictions as the Plan Administrator shall, in its sole and absolute discretion, determine appropriate and which are not inconsistent with the terms of the Plan.

8.2 Award Term. No Stock Appreciation Right shall be
 exercisable after the expiration of the Award Term determined by the Plan
 Administrator and set out in Participant's Award Agreement.

8.3 Exercisability. A Stock Appreciation Right may only be
 exercised in the time and manner determined by the Plan Administrator and set out in the applicable Award Agreement. Notwithstanding the foregoing, the Plan
 Administrator may accelerate the time at which any outstanding Stock
 Appreciation Right may be exercised if the Plan Administrator determines, in its sole and absolute discretion, that such acceleration is not inconsistent with the purposes of this Plan.

8.4 Time and Manner of Exercise. Except to the extent
 otherwise provided in the applicable Award Agreement, each Stock Appreciation
 Right may be exercised, in whole or in part, by submitting to the Plan
 Administrator an Exercise Agreement in the form prescribed by the Plan
 Administration and duly executed by Participant (or, following Participant's
 Disability or death, his legal representative, estate or heirs, as the case may
 be). The applicable tax withholding shall be paid in full at the time of exercise in a manner permitted under Section 9 herein; provided, however, if the benefit is paid in cash, the Company shall, to the extent permitted under applicable law, have the right to withhold directly from such payment an amount equal to the applicable tax withholding obligation. Unless otherwise provided in the applicable Award Agreement, in the event
 Participant's Continuous Service terminates, Participant
 (or, following Participant's Disability or death, his legal representative, estate or heirs, as the case may be) may thereafter exercise his Stock
 Appreciation Right (to the extent that Participant was entitled to exercise such Stock Appreciation Right as of the Termination Date), to the same extent that Participant (or, following Participant's Disability or death, his legal representative, estate or heirs, as the case may be) would be permitted to exercise a Stock Option following his Termination Date under subsection 6.5 above.

8.5 Transferability.

(a) Rights to Transfer. A Stock Appreciation Right
   shall be transferable to the extent provided in the Award Agreement. If the
   Award Agreement does not provide for transferability, then the Stock
   Appreciation Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of
   Participant only by Participant.

(b) Evidence of Rights. The transferee of a Stock
   Appreciation Right shall not be permitted to exercise the Stock Appreciation
   Right unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

8.6 Payment of Benefit. The Stock Appreciation Right may
 provide that the holder thereof will be paid for the value of the Stock
 Appreciation Right either in cash or in Shares, or a combination thereof, as determined in the sole and absolute discretion of the Plan Administrator and set forth in the applicable Award Agreement. The value of any fractional Shares shall be paid in cash.

SECTION 9. PAYMENTS UNDER AWARDS

9.1 Consideration for Shares. Except as otherwise provided
 in this Plan, consideration for Shares purchased under Awards may be submitted only in such amounts and at such intervals of time as specified in the applicable Award Agreement:

(a) by payment to the Company of the amount of such
   consideration by cash, wire transfer, certified check or bank draft;

(b) upon approval of the Plan Administrator, in its sole
   and absolute discretion,

(i) by execution of a promissory note, to be submitted
     with a stock power, endorsed in blank relating to the Shares held as collateral for such note;

(ii) by "cashless exercise", pursuant to which the
     Company withholds from the Shares that would otherwise be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the Exercise Price for the Award;

(iii) through a broker-dealer acting on behalf of
     Participant if (i) the broker-dealer has received a fully and duly endorsed copy of the Award Agreement and a fully and duly endorsed notice of exercise or purchase, along with written instructions signed by Participant requesting that the Company deliver Shares to the broker-dealer to be held in a designated account on behalf of Participant; (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon grant, exercise, or vesting; and (iii) the broker-dealer and Participant have otherwise complied with applicable securities laws;

(iv) through the delivery of that number of unrestricted
     Shares having a Fair Market Value equal to the Exercise Price for the Award and owned by Participant for more than six (6) months (or such shorter or longer period of time as is necessary to avoid a charge to earnings on the
     Company's financial statements);

(v) any combination of one or more methods described
     herein; or

(vi) any other consideration deemed acceptable by the
     Plan Administrator, in its sole and absolute discretion.

Notwithstanding any provision herein to the contrary, Participant shall not be permitted to exercise an Incentive Stock Option pursuant to paragraphs (b)(ii)
 - (vi) above unless the Award Agreement specifically permits such method of exercise on the Award Date.

9.2 Withholding Requirements. The amount, as determined by
 the Plan Administrator, of any federal, state or local tax required to be withheld by the Company due in connection with an Award must be submitted in such amounts and at such time as specified in the applicable Award Agreement:

(a) by payment to the Company of the amount of such
   withholding obligation by cash, wire transfer, certified check or bank draft;

(b) upon approval of the Plan Administrator, in its sole and absolute discretion,

(i) through the retention by the Company from the Shares that would otherwise be issued upon exercise of the Award of that number of Shares having a Fair Market Value equal to the minimum withholding obligation; or

(ii) through the delivery by Participant of that number of unrestricted
     Shares having a Fair Market Value equal to the minimum withholding obligation and owned by Participant for more than six (6) months (or such shorter or longer period of

time as is necessary to avoid a charge to earnings on the Company's financial statements); or

(c) pursuant to a written agreement between Participant and the Company authorizing the Company to withhold from such Participant's regular wages the amount of such withholding tax obligation.

If Participant elects to use and the Plan Administrator permits either method described in subsection 9.2(b) herein in full or partial satisfaction of any withholding tax liability hereunder, the Company shall remit an amount equal to the Fair Market Value of the Shares so withheld or delivered, as the case may be, to the appropriate taxing authorities.

SECTION10. Shareholder Rights

No Person shall have any rights as a stockholder of the Company with respect to any Shares of Common Stock subject to an Award unless and until such Person becomes the holder of record of such Shares pursuant to subsection 4.6 hereof, and except as otherwise permitted by subsection 12.1, no adjustment will be made for dividends or other distributions in respect of such
 Shares for which the record date is prior to the date on which such Person has become the holder of record. For these purposes, a Participant who receives a grant of Restricted Shares shall become a holder of record as of the Award Date or, if later, the date on which the applicable Purchase Price is paid, and shall thereafter be entitled to the voting and dividend rights appurtenant to such Shares.

SECTION 11. COMPLIANCE WITH SECURITIES AND OTHER LAWS

11.1 Securities Laws. Notwithstanding any other provision of this Plan, the Company shall not be obligated to sell or issue any Shares pursuant to any Award granted under this Plan unless (a) the Shares have been registered under applicable Federal securities law, (b) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction to the extent necessary to comply with applicable state securities laws, (c) the Shares have been duly listed on such exchange in accordance with the procedures specified thereunder and (d) with respect to Participants subject to Section 16 of the Exchange Act, the Company determines that the
 Plan, the Award Agreement and the sale or issuance of Shares thereunder, comply with all applicable provisions of Rule 16b-3 of the Exchange Act (or any successor provision thereto). The Plan Administrator may modify or revoke all or any provision of an Award Agreement in order to comply with applicable federal and state securities laws and none of the Company, the Plan
 Administrator, or any Director, officer, Employee, agent or representative thereof will have liability to any Person for refusing to issue, deliver or transfer any Award or any Share issuable in connection with such Award if such refusal is based upon the foregoing provisions of this subsection 11.1.

11.2 Prohibition on Deferred Compensation. The Awards
 granted under this Plan are not intended to constitute a "deferral of compensation" subject to Section 409A of the Code (or a successor provision thereto). Notwithstanding the foregoing, or any provision of this Plan to the contrary, any Award issued hereunder that constitutes a deferral of compensation under Section 409A of the Code shall be modified or cancelled to comply with the requirements thereunder (or a successor provision thereto) and applicable guidance published in the Internal Revenue Bulletin.

SECTION 12. ADJUSTMENTS UPON CHANGES IN SHARES

12.1 Capitalization Adjustments. If any change is made in
 the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of
 Shares, exchange of Shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the class(es) and maximum number of Shares available for issuance under the Plan pursuant to subsection 4.1 and available for issuance to an Eligible Individual pursuant to subsection 4.2, and all outstanding Awards shall be appropriately adjusted in the class(es) and number of Shares and price per Share of Common Stock subject to such outstanding
 Awards. The Plan Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated
 as a transaction "without receipt of consideration" by the Company).

12.2 Change in Control. Except to the extent otherwise
 provided in the applicable Award Agreement, in the event of a Change in
 Control, unless the Plan Administrator determines otherwise, then with respect to Awards held by Participants whose Continuous Service has not terminated:

(a) Notice and Acceleration. (i) The Plan
   Administrator shall provide each Participant written notice of such Change in
   Control, (ii) all outstanding Stock Options and Stock Appreciation Rights of such Participant shall automatically accelerate and become fully exercisable, and (iii) the restrictions and conditions on all outstanding Restricted Stock held by such Participant shall immediately lapse.

(b) Assumption of Grants. Upon a Change in Control
   where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Plan Administrator determines otherwise, all outstanding Stock Options and Stock Appreciation Rights that are not exercised shall be assumed by, or replaced with comparable options or rights, by the surviving corporation.

(c) Other Alternatives. Notwithstanding the foregoing,
   in the event of a Change in Control, the Plan Administrator may take one or both of the following actions: the Plan Administrator may (i) require that
   Participants surrender their outstanding Stock Options and Stock Appreciation
   Rights in exchange for a payment by the Company, in cash or Common Stock as determined by the Plan Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the
   Participant's unexercised Stock Options and Stock Appreciation Rights exceeds the Exercise Price of the Stock Options, or the Fair Market Value of the
   Stock Appreciation Rights on the Award Date, as applicable, or (ii) after giving Participants an opportunity to exercise their outstanding Stock
   Options and Stock Appreciation Rights, terminate any or all unexercised Stock
   Options and Stock Appreciation Rights at such time as the Plan Administrator deems appropriate. Such surrender or termination shall take place as of the date of the Change in Control or such other date as the Plan Administrator may specify.

12.3 Liquidation. Notwithstanding any provision herein to
 the contrary, upon the liquidation or dissolution of the Company, all then outstanding Awards shall terminate immediately prior to such event.

SECTION 13. AMENDMENT AND TERMINATION

13.1 Amendment of Plan. Notwithstanding anything contained
 in this Plan to the contrary, all provisions of this Plan may at any time, or from time to time, be modified or amended by the Board; provided, however, that no amendment or modification shall be made to the Plan that would (i) impair the rights of any Participant with respect to an outstanding Award issued to such Participant, unless the Participant impaired by the amendment or modification consents to such change in writing; (ii) expand the types of
 Awards available under the Plan or otherwise materially revise the Plan; or
 (iii) increase the number of Shares reserved for issuance under the Plan upon exercise of Incentive Stock Options (other than in accordance with an adjustment pursuant to subsection 12.1 hereof), modify the class of
 Persons eligible to receive Incentive Stock Options under the Plan, or change the identity of the granting company or the Shares issued upon exercise of
 Incentive Stock Options, unless an amendment under (ii) or (iii) above is approved by the shareholders of the Company within twelve (12) months before or after such amendment. In addition, the Plan Administrator shall be authorized, to the same extent as the Board, to correct any defect, omission or inconsistency in the Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

13.2 Amendment of Award. The Plan Administrator may amend,
 modify or terminate any outstanding Award at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan; provided, however, that a Participant's rights under the Award shall not be impaired by such amendment unless (i) the Plan Administrator requests the consent of such
 Participant and (ii) Participant consents in writing.

13.3 Termination of Plan. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective; provided that the termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder thereof shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such
 Award. Absent any action by the Board to terminate or suspend the Plan, the
 Plan shall automatically terminate on the Expiration Date, provided that the provisions of this Plan regarding administration shall remain in effect until all issued and outstanding Awards have been exercised or otherwise have expired pursuant to their terms.

SECTION 14. GENERAL PROVISIONS

14.1 General Assets. The proceeds to be received by the
 Company upon payment of the Exercise Price or Purchase Price of any Award will constitute general assets of the Company and may be used for any proper purposes.

14.2No Assignment or Alienation. Any attempted assignment,
 transfer, pledge, hypothecation or other disposition of an Award or Shares issued in connection with an Award contrary to the provisions of this Plan, the applicable Award Agreement, or the levy of any execution, attachment or similar process upon an Award or Shares issued in connection with an Award, shall be null and void and without effect.

14.3 No Limit on Other Compensation Arrangements. Nothing
 contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

14.4 Tax Withholding. The Plan Administrator shall notify
 each Participant of any tax withholding obligations arising in connection with an Award. As a condition to Participant's exercise of an Award and, if applicable, the issuance of Shares, Participant must satisfy the applicable withholding obligation as may be required by law in a manner permitted under subsection 9.2 hereof.

14.5 No Right to Employment or Continuation of Relationship.
 Nothing in this Plan or in any Award Agreement, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or an Affiliate or to continue as a Consultant or non-Employee Director. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or terminate the relationship of any
 Consultant or non-Employee Director with the Company or any Affiliate, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any Award Agreement. No Employee,
 Consultant or Director of the Company or any Affiliate shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of any Employee, Consultant or Director of the Company or any Affiliate, or of any
 Participant.

14.6 Indemnification of Plan Administrator. The Company
 shall indemnify each present and future member of the Committee or the Board acting in its capacity as Plan Administrator, as well as any officer or
 Employee acting at the direction of the Plan Administrator or its authorized delegate, for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his performance of services in connection with the administration of this Plan, whether or not he continues to perform such services at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by such individual (a)
 in respect of matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties hereunder or (b) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of an estate of each such member of the Committee and the Board, as well as any Employee acting at the direction of the Plan Administrator or its authorized delegate, and shall be in addition to all other rights to which such member, officer or Employee shall be entitled as a matter of law, contract, or otherwise.

14.7 No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications,

or changes of its capital or business structure; to merge,
 convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

14.8 No Fractional Shares. No fractional Shares shall be
 issued or delivered pursuant to this Plan. If an Award vests or becomes exercisable with respect to a fractional Share, such installment will instead be rounded to the next highest whole number of Shares, except for the final installment, which will be for the balance of the total Shares subject to the
 Award. If a fractional Share is granted under an Award, the Plan Administrator shall pay cash to Participant in an amount equal to the proportional Fair
 Market Value of such fractional Share in lieu of any such fractional Share, and any rights with respect to such fractional Share shall
 be cancelled, terminated and otherwise eliminated.

14.9 GOVERNING LAW. TO THE EXTENT NOT OTHERWISE PREEMPTED BY
 FEDERAL LAW, THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES
 AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH
 THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICT OF
 LAWS PRINCIPLES THEREOF.

14.10 Qualification of Plan. This Plan is not intended to
 be, and shall not be, qualified under Section 401(a) of the Code.

14.11 Compliance within Jurisdiction. Notwithstanding any
 provision herein to the contrary, this Plan shall not be effective in any jurisdiction, and no Awards shall be granted to residents thereof, unless the
 Plan has been properly qualified under the applicable securities laws, if any, of such jurisdiction.

14.12 Severability. If any provision of this Plan or any
 Award is, or becomes, or is deemed to be, invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would cause this Plan or any Award to fail to comply under any law deemed applicable by the Plan
 Administrator, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Plan Administrator, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such
 Award shall remain in full force and effect.

14.13 Headings. Headings are given throughout this Plan
 solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

14.14 Gender and Number. In construing the Plan, any
 masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

EXHIBIT "F"

RIGHTS OF DISSENTING OWNERS

 NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS
 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

      (Added to NRS by 1995, 2086)

      NRS 92A.305  "Beneficial stockholder" defined.  "Beneficial stockholder"
 means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

      (Added to NRS by 1995, 2087)

 NRS 92A.310  "Corporate action" defined.  "Corporate action" means the action of a domestic corporation.

      (Added to NRS by 1995, 2087)

 NRS 92A.315  "Dissenter" defined.  "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to
 92A.480, inclusive.

      (Added to NRS by 1995, 2087;
 A 1999, 1631)

 NRS 92A.320  "Fair value" defined.  "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

      (Added to NRS by 1995, 2087)

 NRS 92A.325  "Stockholder" defined.  "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

      (Added to NRS by 1995, 2087)

 NRS 92A.330  "Stockholder of record" defined.  "Stockholder of record"
 means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

      (Added to NRS by 1995, 2087)

 NRS 92A.335  "Subject corporation" defined.  "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

      (Added to NRS by 1995, 2087)

 NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS
 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

      (Added to NRS by 1995, 2087)

 NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

      (Added to NRS by 1995, 2088)

 NRS 92A.360  Rights of dissenting member of domestic limited-liability company.
  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide

that contractual rights with respect to the interest of a
 dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

      (Added to NRS by 1995, 2088)

 NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

      1.  Except as otherwise
 provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2.  Unless otherwise provided
 in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

      (Added to NRS by 1995, 2088)

 NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

      1.  Except as otherwise
 provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a
 conversion or plan of merger to which the domestic corporation is a constituent entity:

 (1) If approval by the stockholders is required for the conversion or merger by
 NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

 (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

      (b) Consummation of a plan of
 exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

      (c) Any corporate action
 taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      (d) Any corporate action not
 described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.

      2.  A stockholder who is
 entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

      (Added to NRS by 1995, 2087;
 A 2001, 1414, 3199; 2003, 3189; 2005, 2204)

 NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

      1.  There is no right of
 dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the
 National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

      (a) The articles of
 incorporation of the corporation issuing the shares provide otherwise; or

      (b) The holders of the class
 or series are required under the plan of merger or exchange to accept for the shares anything except:

 (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

 (I) The surviving or acquiring entity; or

 (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc.,
 or held of record by a least 2,000 holders of owner's interests of record; or

 (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

      2.  There is no right of
 dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

      (Added to NRS by 1995, 2088)

 NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

      1.  A stockholder of record
 may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2.  A beneficial stockholder
 may assert dissenter's rights as to shares held on his behalf only if:

      (a) He submits to the subject
 corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

      (b) He does so with respect
 to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

      (Added to NRS by 1995, 2089)

 NRS 92A.410  Notification of stockholders regarding right of dissent.

      1.  If a proposed corporate
 action creating dissenters' rights is submitted to a vote at a stockholders'
 meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2.  If the corporate action
 creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

      (Added to NRS by 1995, 2089;
 A 1997, 730)

 NRS 92A.420  Prerequisites to demand for payment for shares.

      1.  If a proposed corporate
 action creating dissenters' rights is submitted to a vote at a stockholders'
 meeting, a stockholder who wishes to assert dissenter's rights:

      (a) Must deliver to the
 subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

      (b) Must not vote his shares
 in favor of the proposed action.

      2.  If a proposed corporate
 action creating dissenters' rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters' rights must not consent to or approve the proposed corporate action.

      3.  A stockholder who does
 not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

      (Added to NRS by 1995, 2089;
 A 1999, 1631; 2005, 2204)

 NRS 92A.430  Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

      1.  The subject corporation
 shall deliver a written dissenter's notice to all stockholders entitled to assert dissenters' rights.

      2.  The dissenter's notice
 must be sent no later than 10 days after the effectuation of the corporate action, and must:

      (a) State where the demand
 for payment must be sent and where and when certificates, if any, for shares must be deposited;

      (b) Inform the holders of
 shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

      (c) Supply a form for
 demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the
 subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

      (e) Be accompanied by a copy
 of NRS 92A.300 to 92A.500, inclusive.

      (Added to NRS by 1995, 2089;
 A 2005, 2205)

 NRS 92A.440  Demand for payment and deposit of certificates; retention of rights of stockholder.

      1.  A stockholder to whom a
 dissenter's notice is sent must:

      (a) Demand payment;

      (b) Certify whether he or the
 beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

      (c) Deposit his certificates,
 if any, in accordance with the terms of the notice.

      2.  The stockholder who
 demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      3.  The stockholder who does
 not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

      (Added to NRS by 1995, 2090;
 A 1997, 730; 2003, 3189)

 NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

      1.  The subject corporation
 may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2.  The person for whom
 dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      (Added to NRS by 1995, 2090)

 NRS 92A.460  Payment for shares: General requirements.

      1.  Except as otherwise
 provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

      (a) Of the county where the
 corporation's registered office is located; or

      (b) At the election of any
 dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

      2.  The payment must be
 accompanied by:

      (a) The subject corporation's
 balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

      (b) A statement of the
 subject corporation's estimate of the fair value of the shares;

      (c) An explanation of how the
 interest was calculated;

      (d) A statement of the
 dissenter's rights to demand payment under NRS 92A.480; and

      (e) A copy of NRS 92A.300 to
 92A.500, inclusive.

      (Added to NRS by 1995, 2090)

 NRS 92A.470  Payment for shares: Shares acquired on or after date of dissenter's notice.

      1.  A subject corporation may
 elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2.  To the extent the subject
 corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

      (Added to NRS by 1995, 2091)

 NRS 92A.480  Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

      1.  A dissenter may notify
 the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS
 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to
 NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2.  A dissenter waives his
 right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

      (Added to NRS by 1995, 2091)

 NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

      1.  If a demand for payment
 remains unsettled, the subject corporation shall commence a proceeding within
 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2.  A subject corporation
 shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

      3.  The subject corporation
 shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4.  The jurisdiction of the
 court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5.  Each dissenter who is
 made a party to the proceeding is entitled to a judgment:

      (a) For the amount, if any,
 by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

      (b) For the fair value, plus
 accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

      (Added to NRS by 1995, 2091)

 NRS 92A.500  Legal proceeding to determine fair value: Assessment of costs and fees.

      1.  The court in a proceeding
 to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2.  The court may also assess
 the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the subject
 corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

      (b) Against either the
 subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3.  If the court finds that
 the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

     4.  In a proceeding commenced
 pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5.  This section does not
 preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

      (Added to NRS by 1995, 2092)